UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices)    (Zip code)

Susan McWhan Tobin, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2139

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2022

Loomis Sayles International Growth Fund

Natixis Oakmark Fund

Natixis Oakmark International Fund

Natixis U.S. Equity Opportunities Fund

Vaughan Nelson Mid Cap Fund

Vaughan Nelson Small Cap Value Fund

LOOMIS SAYLES INTERNATIONAL GROWTH FUND

Manager	Symbols

Aziz V. Hamzaogullari, CFA®	Class A	LIGGX

Loomis, Sayles & Company, L.P.	Class C	LIGCX

	Class N	LIGNX

	Class Y	LIGYX

Investment Goal

The Fund’s investment goal is long-term growth of capital.

Market Conditions

The international markets experienced negative returns and high volatility in 2022. Persistently high inflation prompted the US Federal Reserve (Fed) and other major world central banks to raise interest rates aggressively throughout the year, fueling worries about the potential for a recession and a corresponding decline in corporate earnings in 2023.

Russia’s invasion of Ukraine may have weighed on stocks, as well. The conflict exacerbated supply chain disruptions, led to a spike in energy prices in the first half of the year, and dampened growth across Europe. These factors contributed to underperformance for the European markets versus the broader international equity indexes, but the Asia-Pacific region — which was more insulated from the effects of the invasion — outperformed.

Events in China were an additional source of concern. The government’s continued regulatory focus and zero-Covid policy hindered growth in the country, leading to a significant downturn in the nation’s market over the first ten months of the year. Since China is heavily represented in the major emerging market indexes, its weakness depressed the headline return of the broader asset class.

Currency translation was an additional headwind for US investors. Most developed and emerging market currencies declined sharply in the first ten months of the year, exacerbating the losses for equities. Stocks and foreign currencies both rallied in November and December, however, significantly reducing the extent of the losses for the full year.

Performance Results

For the 12 months ended December 31, 2022, Class Y shares of the Loomis Sayles International Growth Fund returned -17.50% at net asset value. The Fund underperformed its benchmark, the MSCI All Country World Index ex USA Index (Net), which returned -16.00%.

Explanation of Fund Performance

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with such characteristics is an art, not a science. As a result of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30–45 names.

The Fund’s positions in Adyen, MercadoLibre, and Tencent detracted the most from performance. Stock selection in the information technology, industrials, and communication services sectors, as well as our allocations in the information technology, energy, consumer discretionary, and communication services sectors, detracted from relative performance.

Adyen is a global merchant acquisition and payment solutions provider based in Amsterdam. Adyen was founded in 2006 to serve as a next-generation, integrated provider of payment solutions to merchants, and today the company supports over 250 payment methods globally across online, mobile, and point-of-sale (POS) transactions for clients that include Facebook, McDonald’s, Microsoft, Netflix, and Uber. We believe Adyen’s strong and sustainable competitive advantages include its single, global platform and a high profile client base with which it has built lasting relationships. A Fund holding since inception, Adyen reported financial results during the year that reflected strong fundamentals, including continued market share gains and revenue growth that was well above our long-term assumptions for the company. However, the company’s most recent financial report for the first half of 2022 was below consensus expectations for revenues and profitability. We believe Adyen remains a high quality company with sustainable competitive advantages and secular growth opportunities that are not reflected in its current share price. Existing clients accounted for over 80% of Adyen’s strong double-digit sales growth in its most recent report — stemming from both organic growth at underlying clients and Adyen’s capture of increasing share — and client retention based on payment volumes remained above 99%. We believe the secular

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shift to electronic-based payments from traditional paper-based systems represents the most significant growth driver for Adyen. While Adyen has been growing substantially faster than the leading global acquirers over the past few years, the company still captures only a small percentage of overall industry volumes estimated at approximately 1%. We believe a combination of industry- and company-specific factors will enable Adyen to continue to grow at more than twice the rate of growth in the overall payments industry over our long-term investment horizon. We also expect Adyen to benefit from the high incremental margins of its business, contributing to margin expansion and cash flow growth in excess of 20% over our forecast period. We believe Adyen’s strong growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares are trading at a meaningful discount to our estimate of intrinsic value, offering an attractive reward-to-risk opportunity.

MercadoLibre is the largest online commerce platform in Latin America. The company offers its users an ecosystem of six integrated e-commerce services that include its marketplace, payment and fintech solutions, shipping and logistics, advertising, classified listings, and merchant web services. The company operates in 18 countries representing the vast majority of Latin American GDP, and its 140 million active users in 2021 represented over 30% of the region’s estimated 450 million internet users. We believe MercadoLibre benefits from strong and sustainable competitive advantages that include its network and ecosystem, brand, and understanding of local markets that collectively contribute to its leadership position in each market it serves. A Fund holding since inception, during the reporting period, the company delivered strong revenue growth that was generally above consensus expectations, driven by growth in gross merchandise volume and payments, and continued market share gains in both e-commerce and payments. Growth was notable because it follows strong pandemic-fueled growth in the prior year period and reflects the high value proposition to consumers. Despite strong fundamental performance, the company’s shares were volatile as a result of the weak market backdrop during the period. MercadoLibre remains in an elevated investment cycle to build out a more powerful ecosystem focused on greater product selection, easier payment options, wider credit availability, and lower cost and faster speed of delivery. While these investments have impacted near-term profitability, we believe they have contributed to market share gains in e-commerce and payments and a stronger competitive position, and operating income and margins were generally above expectations during the period. We believe management remains focused on balancing the investments needed to further improve user experience and extend the company’s leadership in e-commerce and payments, while maintaining a sustainable and profitable financial model. With continued growth in internet access, increasing availability of credit, and the company’s continuing investments to improve the ease and convenience of transacting online, we believe MercadoLibre remains well positioned for sustained growth over the next decade, driven by the secular growth of e-commerce across Latin America. Over our forecast period, we believe the penetration of e-commerce can more than double, which would bring the penetration rate into the mid-20% level. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. As a result, we believe the shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

Tencent Holdings is one of the largest internet services companies in China and globally, offering a wide array of value-added services that span social networking and communication, gaming, media and entertainment, and e-commerce and local services. We believe Tencent’s strong and sustainable competitive advantages include its massive network and ecosystem, distribution, scale, and brand which collectively contribute to high barriers to entry for potential competitors. The company’s leading social and communication platforms, Weixin/WeChat and QQ, which attract approximately 1.3 billion and 550 million monthly active users, respectively, represent a significant portion of mobile internet users in China, as well as a significant amount of time spent in consumption of internet services. Through an open platform with services provided both by Tencent and by third-party providers, the company has created a one-stop “super app” that has become deeply embedded in the lives of its users – spanning communication, social media, gaming, media consumption, online and offline payments, and wealth management. As a result of its massive internet user base, Tencent has a distribution advantage in reaching consumers. The company has advantaged insights into how users are spending their time, which facilitates its ability to promote products and services to a targeted audience and lowers client acquisition costs relative to competitors. This distribution advantage would be difficult to replicate and is reflected in the company’s leading market positions in gaming, news, payments, music, and video. A Fund holding since inception, Tencent reported financial results during the year that were generally mixed-to-below consensus expectations and impacted by both cyclical and regulatory pressures. A combination of ongoing regulation, weakness in Chinese consumer spending, and the resurgence of Covid impacted a number of the company’s key businesses. While the company is operating in a challenging near-term environment, we believe Tencent’s leading digital enterprise and consumer platforms remain structurally well positioned for long-term growth and benefit from strong and sustainable competitive advantages that stem from Tencent’s network, distribution, brand and scale. We believe Tencent is one of the best-positioned companies in the China internet services industry. We believe the near-term uncertainty regarding the regulatory and economic environment does not change the long-term fundamentals; as a leading consumer platform provider, we believe the structural expansion of internet users in China will position Tencent to benefit from multiple secular growth drivers, including gaming, media, advertising, payments, and cloud-computing growth. We believe Tencent’s strong growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares are trading at a significant discount to our estimate of intrinsic value, offering a compelling reward-to-risk opportunity. We took advantage of near-term price weakness to add to our position during the period.

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LOOMIS SAYLES INTERNATIONAL GROWTH FUND

The Fund’s positions in Trip.com, Novo Nordisk, and Vipshop contributed the most to performance. Stock selection in the consumer discretionary, healthcare, energy, and consumer staples sectors, along with our allocations in the consumer staples, healthcare, and industrials sectors, contributed positively to relative performance.

China-based Trip.com (TCOM), formerly known as Ctrip, is the world’s largest global travel platform. Founded in 1999, the company offers a comprehensive, integrated platform on which travelers can make arrangements for lodging, transportation, packaged tours and other related services; they also provide corporate travel management services. The company provides its services in China through its Ctrip and Qunar platforms and serves non-Chinese customers primarily thorough Trip.com and Skyscanner. We believe Trip.com’s strong and sustainable competitive advantages include the power of its network and ecosystem, its scale, and leading brands. As an early mover in the fragmented China travel industry, the company has built the leading network of travelers and travel partners over the past twenty years. The company has over 400 million worldwide users that are attracted to its leading share of inventory in hotels, ticketing services, and vacation packages. As more travelers come to its sites, more travel providers wish to come and vice versa. The company’s scale serves to strengthen the power of its network and ecosystem. Trip.com is the clear leader in the China online travel agent (OTA) market with approximately 50% market share, which is greater than two times the next largest competitor, Meituan. Scale also enables the company to invest more in products, service, and brand than its smaller competitors. Collectively, we believe these competitive advantages would be very difficult for a competitor to replicate. A Fund holding since inception, Trip.com reported financial results over the past year that were above consensus expectations, despite being significantly impacted by Covid-19 and related restrictions that reduced Chinese travel, both domestically and abroad. Investors may have responded positively to the stronger-than-expected results, strong cost management during a period of cyclical weakness, and optimism regarding the Chinese government’s easing of Covid-related restrictions. While financial results have been pressured during this period, we believe that structural growth will resume in 2023 as China eases its controls and reopens its borders. As the leading global travel platform and largest in China, we believe Trip.com is well positioned to benefit from long-term growth in travel expenditures by consumers and business travelers in China. We believe that the impact of Covid-19 on travel is temporary, and that the structural drivers of growth remain intact. Apart from the near-term impact of Covid-19, the company has been reinvesting significantly in the business, depressing operating margins relative to history. As these investments moderate, we believe the company can generate structural operating margins in the low-20% range. We believe the company’s share price embeds expectations for key revenue and cash flow metrics that are substantially below our long-term assumptions. As a result, we believe the company’s shares are trading at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

Headquartered in Denmark, Novo Nordisk is a global healthcare company with nearly 100 years of innovation and leadership in diabetes care. Over this time, Novo has amassed unparalleled experience in the biology of diabetes, along with expertise in protein science, and developed significant competitive advantages as a result. Its diabetes products have captured almost one-third of the global branded diabetes care market, which, along with its first-mover position in related obesity therapies, accounts for over 85% of the company’s annual revenues. In its rare disease (formerly biopharmaceutical) business segment, which represents almost 15% of annual revenues, Novo Nordisk has leading positions within hemophilia care, growth hormone therapy, and hormone replacement therapy. We believe Novo’s strong and sustainable advantages include its deep experience in diabetes care and therapeutic proteins, strong infrastructure that took decades to build, efficient manufacturing techniques, robust pipeline, and economies of scale. A Fund holding since inception, Novo reported solid operating results throughout the period that were generally ahead of consensus expectations and reflected a rebound in activity that was depressed in the prior-year period due to Covid-19. Due to strong results, the company raised its full-year 2022 revenue and operating profit guidance on multiple occasions, from an expectation of mid-to-high single-digit growth to low-teens growth. In particular, growth has been led by the company’s GLP-1 class of therapies — a quickly growing class of non-insulin anti-diabetic treatments that can postpone the need for insulin for two to four years. Novo’s class-leading Ozempic, a once-weekly therapy with comparable safety and superior efficacy to existing therapies, is capturing almost 40% of new-to-market patients and contributed to greater penetration of the GLP-1 market as well as share gains from its leading competitor. Sales of Rybelsus, an oral version of Ozempic and the company’s newest GLP-1 innovation launched in late 2019, grew 120% year over year in constant currency, contributing to the company’s greater than 50% total GLP-1 market share. In addition to targeting diabetes with its GLP-1s, in 2021, Novo received approval for semaglutide (the same molecule behind Ozempic and Rybelsus) in the obesity setting under the brand name Wegovy. While Novo is navigating operational challenges that have limited the initial production of Wegovy, the company is seeing robust early demand and expects supply constraints will begin to abate following a relaunch of the therapy in December 2022. Diabetes is a global epidemic with an estimated population of 530 million. The market has been growing annually in the low double digits over the last ten years, driven by aging of the global population and increasing obesity. We believe Novo’s deep experience in diabetes care, differentiated product suite, and leading innovation should enable the company to grow revenues in the mid-single digits over our long-term investment horizon, with faster growth in free cash flow. We believe the company’s shares continue to sell at a meaningful discount to our estimate of intrinsic value and offer an attractive reward-to-risk opportunity.

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Vipshop is a specialty internet retailer focused on off-season, off-price apparel and fashion items which it sells via flash sales. Founded in 2008 with the vision of introducing high quality, branded fashion merchandise to the China market at value prices, the company is by far the largest flash retailer in China, and the largest player in the off-season, off-price category. In 2021, the company generated over $18 billion in net revenues across its core categories, and today the company is the 5th largest overall retailer in China. We believe that Vipshop creates a strong value proposition for end customers and vendors alike, which in turn creates a strong network effect that has been difficult to replicate even by the largest e-commerce companies in China. A Fund holding since inception, Vipshop reported better-than-expected profitability throughout the period, despite significant ongoing topline pressure as the Chinese market continued to be impacted by weak consumer demand amidst prolonged Covid-19 outbreaks, lockdowns, and restrictions. Despite this, the company appears to be maintaining market share in its core apparel-related business which accounts for approximately two-thirds of its revenues, even while experiencing greater competitive pressure in its non-core, general merchandise categories. We believe that Vipshop remains a high-quality business benefiting from competitive advantages of brand, scale, and a positive network effect that should enable it to expand its market share as the leading discount branded apparel retailer in China. While the Covid-19 outbreak and the associated travel restrictions and their impact on consumer confidence pressured sales over the past year, especially in the company’s smaller physical retail footprint, we believe the company’s competitive position in its core off-price apparel and accessories business remains intact, and that Vipshop will continue to benefit from structural growth in China consumption and e-commerce where it has a strong and defensible position in the off-season, off-price niche in which it competes. We believe the current market price embeds expectations for free cash flow growth that are well below our long-term assumptions. With its shares trading at a significant discount to our estimate of intrinsic value, we believe Vipshop offers a compelling reward-to-risk opportunity.

All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. During the period we initiated new positions in Block, Doximity, Shopify, and Tesla. We added to our existing holdings in Fanuc and Tencent. We trimmed our existing positions in Novartis, Roche, Sodexo, and Unilever. We sold our positions in Core Laboratories and Schlumberger.

Outlook

Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the year with overweight positions in the consumer staples, consumer discretionary, healthcare, information technology, and communication services sectors and was underweight in the industrials sector. We had no exposure to stocks in the financials, materials, energy, utilities, or real estate sectors. From a geographic standpoint we were overweight in emerging markets and Europe and underweight in developed Asia and North America.

Top Ten Holdings as of December 31, 2022

	Security Name	% of Net Assets
1	WiseTech Global Ltd.	5.59%
2	Novo Nordisk A/S, Class B	5.54
3	Tencent Holdings Ltd.	5.07
4	MercadoLibre, Inc.	4.41
5	Novartis AG (Registered)	4.29
6	Roche Holding AG	4.20
7	Ambev S.A. ADR	4.17
8	Trip.com Group Ltd. ADR	4.08
9	Kweichow Moutai Co. Ltd., Class A	3.94
10	Nestle S.A. (Registered)	3.90

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

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LOOMIS SAYLES INTERNATIONAL GROWTH FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 15, 2020 (inception) through December 31, 2022

Average Annual Total Returns — December 31, 20223

	1 Year	Life of Fund	Expense Ratios[4]
			Gross	Net

Class Y (Inception 12/15/20)
NAV	-17.50%	-10.09%	2.46%	0.95%

Class A (Inception 12/15/20)
NAV	-17.71	-10.33	2.71	1.20
With 5.75% Maximum Sales Charge	-22.41	-12.89

Class C (Inception 12/15/20)
NAV	-18.30	-10.99	3.46	1.95
With CDSC[1]	-19.11	-10.99

Class N (Inception 12/15/20)
NAV	-17.47	-10.06	1.58	0.90

Comparative Performance
MSCI ACWI ex USA Index (Net)[2]	-16.00	-3.61

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase and includes automatic conversion to Class A shares after eight years.

2

The MSCI ACWI ex USA Index (Net) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 27 Emerging Markets (EM) countries. With 2,361 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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NATIXIS OAKMARK FUND

Managers	Symbols

William C. Nygren, CFA®	Class A NEFOX

Robert F. Bierig*	Class C NECOX

M. Colin Hudson, CFA®**	Class N NOANX

Michael J. Mangan, CFA®, CPA	Class Y NEOYX

Michael A. Nicolas, CFA®

Harris Associates L.P.

*	Effective August 1, 2022, Robert F. Bierig serves as portfolio manager of the Fund.
**	Effective August 1, 2022, M. Colin Hudson no longer serves as portfolio manager of the Fund.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

The fourth quarter saw a recovery in US equity markets with all three major indexes finishing higher following declines in the first three quarters of the year. Energy continued to outperform in the fourth quarter, along with industrials, materials and financials, while consumer discretionary and communication services were the two sectors to have negative absolute returns. Also in the fourth quarter, the US Dollar Index declined by over 7.5% after five consecutive quarters of gains. WTI crude ended the year near $80, which was around its level at the beginning of 2022 and prior to Russia’s invasion of Ukraine and the subsequent increase in energy prices.

Investors’ primary focus throughout the year appeared to be on the Federal Reserve and its efforts to tighten financial conditions, primarily through increases to the federal funds rate and quantitative tightening. The size of rate hikes slowed in December to 50 basis points, following a streak of 75 basis point increases in June, July, September and November. Some recent economic indicators have offered reason for optimism for those expecting the Fed to pivot, such as lower commodity prices and lower than expected inflation numbers. However, unemployment remains resilient at below 4% and the latest Consumer Price Index for November came in at 7.1% year-over-year, significantly above the Federal Reserve’s 2% target.

Performance Results

For the 12 months ended December 31, 2022, Class Y shares of the Natixis Oakmark Fund returned -13.10% at net asset value. The Fund outperformed its benchmark, the S&P 500® Index, which returned -18.11%.

Explanation of Fund Performance

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, the energy sector gained the most value, while holdings in the communications services sector lost the most value.

The largest contributors to Fund performance for the year were EOG Resources and APA Corporation. While energy price increases have helped companies across the sector this year, EOG Resources has also operated well on a fundamental basis, in our view. Second-quarter results showed that EOG is growing production without a disproportionate capital expense increase, which we see as evidence that management’s efficiency measures are working. Second-quarter production grew 11% from a year earlier and capital expenditures rose 14%; both metrics were better than market expectations. The company later reported a strong set of third-quarter results, in our view. Revenue of $7.59 billion surpassed consensus expectations of $6.26 billion, production grew 9% year-over-year, and capital expenditures were 6% below consensus expectations. Capital expenditures increased faster than production due to inflation, higher growth and additional exploration; however, full-year figures were within initial guidance. EOG also announced the discovery of a new opportunity in the Ohio Utica Basin by using learnings from decentralized teams across multiple basins to enter an overlooked opportunity. The company quietly amassed 395,000 acres for more than $500 million, acquired around 20 legacy wells for data, and drilled four initial wells to confirm their reservoir model. Management said the initial wells would qualify as double premium with longer laterals, and Utica wells could have the same oil recovery as the Delaware Basin, which we believe would be a great win. We continue to like the effectiveness of the company’s management team.

APA Corporation finished higher alongside rising energy prices early in the year, even though fourth-quarter results were generally below consensus estimates, which we attributed mainly to cost inflation weighing on free cash flow (FCF). Management guided to $6.5 billion of cumulative free cash flow over the next three years, each at strip prices with 5% annual growth. The company also announced a successful oil discovery at its new Krabdagu prospect. We believe if the well is of the same quality as the nearby Sapakara

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NATIXIS OAKMARK FUND

well, it is likely to result in a fast-tracked final investment decision for a large development hub in the area. Later in the first quarter, APA announced it closed on two transactions totaling around $1 billion in net proceeds. More recently, third-quarter results from APA were good, in our assessment. Total revenue of $2.89 billion, adjusted earnings (EBITDAX)* of $1.69 billion and adjusted earnings per share of $1.97 all exceeded market expectations. More importantly, revenue rose 40% year-over-year and EBITDAX advanced 46%, while adjusted earnings per share doubled from a year earlier. We were pleased that drilling operations in both the Permian Basin and Egypt are accelerating, which eased concerns about sluggish second-quarter performance. Management expects $2.7 billion of total FCF in 2022 (a 19% FCF yield) and expects further growth in 2023 even at flat commodity prices. We found it impressive that over the last two years APA has reduced its net debt from $8.9 billion to $4.9 billion. Furthermore, during the most recent two-year period the company repurchased almost 20% of its share base and it continues with its buyback efforts. Management repurchased 10 million shares (3% of shares outstanding) in the third quarter and plans to repurchase another $520 million worth of shares (another 3%) in the fourth quarter. The company also announced the quarterly dividend would double to an annualized rate of $1.00 per share. We remain pleased with APA’s fundamental performance.

The largest detractors to Fund performance for the year were Meta Platforms and Ally Financial. The share price of Meta Platforms declined throughout the year as the company faced several challenges. Investors proved disappointed by Meta Platforms’ fourth-quarter earnings report and its share price fell over 20% following its release. Management pointed to new regulation in Europe and Apple iOS changes as a $10 billion headwind for personalized advertisements. The company also reported its first decline in daily active users for Facebook, which we believe was attributable to the size of the existing base and the number of users pulled forward during the Covid-19 pandemic. Management emphasized its focus on generating revenue from its fastest growing content format, Reels, a competitor to TikTok. The company believes the transition from stories to Reels will be similar to the transition from feed to stories in 2018 and expressed encouragement from early results. Late in April, Meta delivered a disappointing earnings report for the first quarter and guidance for the second quarter. The company reduced its expense guidance for the year, suggesting that much of the spend is highly discretionary, and daily active users on its platforms accelerated sequentially by 50 million in the second quarter versus 10 million in the first quarter. Meta reported a 1% decline in second-quarter revenue, in line with its guidance and consensus expectations. Core margins (ex-Reality Labs) came in at 39%, or 29% including the $2.8 billion loss from Reality Labs, which has lost $5.8 billion year to date. Cyclical weakness in advertising budgets, which worsened sequentially; the lingering impacts from Apple’s ad tracking changes; and higher engagement in Reels all weighed on results. Reels represented 20% of time spent on Instagram alone last quarter, and management said they saw a 30% increase in engagement on both Instagram and Facebook sequentially.

We spoke with Meta Platforms’ CFO Susan Li following the company’s third-quarter earnings report. After our discussion, we believe the core platform remains healthy, as evidenced by engagement and time spent remaining strong. While IDFA (identifier for advertisers) pressured growth this year, results show the company is lapping the impact from that headwind. Reels monetization is showing rapid growth, and we believe organic revenue trends look set to improve both next year and beyond. Expense management is becoming more disciplined, but we believe there remains work to be done. The company is finding more cost-cutting opportunities, and we were told CEO Mark Zuckerberg is increasingly focused on core profitability given the mounting pressure both external and internal. Despite this, the company is committed to ramping up capital spend for the time being. Li believes the increase in Artificial Intelligence spending is paying off, but it is still early in the process. She said the pace of spending will be governed by the returns it generates, and the company should benefit through improved ad effectiveness, engagement, and content editing and creation capabilities, among others. As for the Reality Labs segment, management sees this spend intrinsically tied to the success of the core platforms as they prepare for the potential next computing platform. In our view, the company has a very profitable core business paired with a large amount of growth capital spend and a bet on a potentially large new business opportunity that has an uncertain timeframe and probability of success. While the lack of expense discipline has lowered our estimate of intrinsic value, we continue to believe the company is undervalued at its current price.

First-quarter results from Ally Financial were impressive, in our view, as reported return on tangible common equity was nearly 24% and earning asset yields rose 11 basis points sequentially while funding costs declined 4 basis points, resulting in a near 4% net interest margin. Management believes it will generate a roughly 20% return on tangible common equity on a full-year basis and reiterated their 16%-18% target for 2023 and onward. We recognize that the inevitable normalization of credit, which continues to remain tame and below normal levels, combined with weakening used car prices and potential deposit rate pressure could eventually make the operating environment more challenging. CFO Jenn LaClair remains very optimistic and believes Ally will have some natural hedges in place to partially offset used car price declines. Second-quarter revenue was slightly better than market expectations, while earnings per share fell short of projections by about 4%. In terms of absolute earnings, the company’s results were again above trend with a reported return on tangible common equity of 23%. Earning asset yields rose by 25 basis points and repriced higher than funding sources in the second quarter, which drove the net interest margin to an impressive 4.06%, an increase of 49 basis points year-over-year. Following the earnings release, we met with CEO Jeff Brown and Jenn LaClair and discussed the company’s competitive advantage in auto

*

EBITDAX stands for Earnings Before Interest, Taxes, Depreciation, Amortization, and Exploration Expense. It is an indicator of financial performance that is used when reporting earnings, specifically for oil and mineral exploration.

7  |

lending. Loan receivables from retail auto borrowers grew faster than the industry in the second quarter, which management attributed to an expanded dealer count (+20% over the past few years) and higher application flow as well as from what they consider to be extremely attractive risk-adjusted returns.

The company reported third-quarter results with revenue and adjusted earnings per share that both undershot market expectations. Revenue rose about 2% from last year to $2.02 billion, while adjusted earnings per share fell by nearly half. Just prior to the earnings release, LaClair stepped down from her role as CFO and will now be a senior operating adviser. Bradley Brown, who had been the corporate treasurer since 2013, will serve as interim CFO. Upon review of the third-quarter earnings report, we observed that earning asset yields continue to improve and accelerated by 50 basis points quarter-over-quarter to 5.59%. However, funding costs increased 77 basis points from last year with deposit costs roughly doubling from 0.76% to 1.58%, which caused the net interest margin to contract by 23 basis points to 3.81%. In addition, auto loan originations were down 8% sequentially from last quarter and unchanged from last year. We spoke with Ally’s management team and discussed the company’s auto loan activity. While management expects lower current year retail auto loan balances than in pre-pandemic years, the company foresees a recovery upon the normalization of vehicle inventories. Also, Jeff Brown stated that Ally continues to be disciplined in its underwriting standards, which should protect against significant downside effects if the economy slows dramatically. Despite these near-term challenges, we find this company is poised to offer shareholder rewards moving forward.

Outlook

We believe our edge is our process for identifying undervalued businesses with growing values and good management teams and then positioning portfolios with conviction and discipline based on that process. We value companies as if they will have to weather macro-related bumps in the road without trying to be precise as to when this happens. This helps us divorce the investment decision from an attempt to time a business cycle. We believe this approach, paired with our longer time horizon and broad definition of value, enables us to uncover attractive investment opportunities during times of volatility.

Top Ten Holdings as of December 31, 2022

	Security Name	% of Net Assets
1	Alphabet, Inc., Class A	3.44%
2	KKR & Co., Inc.	3.13
3	Wells Fargo & Co.	2.88
4	Oracle Corp.	2.70
5	Citigroup, Inc.	2.45
6	EOG Resources, Inc.	2.41
7	Capital One Financial Corp.	2.37
8	Willis Towers Watson PLC	2.36
9	APA Corp.	2.35
10	CBRE Group, Inc., Class A	2.33

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

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NATIXIS OAKMARK FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2012 through December 31, 2022

Average Annual Total Returns — December 31, 20223

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[4]
					Gross	Net

Class Y
NAV	-13.10%	7.95%	11.93%	—%	0.89%	0.80%

Class A
NAV	-13.30	7.68	11.65	—	1.14	1.05
With 5.75% Maximum Sales Charge	-18.28	6.41	10.99	—

Class C
NAV	-13.97	6.87	10.99	—	1.89	1.80
With CDSC[1]	-14.69	6.87	10.99	—

Class N (Inception 5/1/17)
NAV	-13.06	8.07	—	9.84	1.55	0.75

Comparative Performance
S&P 500® Index[2]	-18.11	9.42	12.56	10.67

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase and includes automatic conversion to Class A shares after eight years.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitations, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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NATIXIS OAKMARK INTERNATIONAL FUND

Managers	Symbols

David G. Herro, CFA®	Class A NOIAX

Michael L. Manelli, CFA®	Class C NOICX

Harris Associates L.P.	Class N NIONX

Class Y NOIYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Major global markets generally experienced relief in the fourth quarter after equity markets had declined meaningfully throughout the first three quarters of 2022. Conditions in markets turned more favorable as there were early signs that central bank increases in interest rates, improving supply chain conditions, and lower energy prices would lead to reductions in the level of inflation in many countries. International equities benefited from most international currencies strengthening relative to the dollar in the fourth quarter, though most major currencies still ended the year down 5%-15% versus the dollar.

The size of the US Federal Reserve’s hikes to its benchmark interest rate slowed in December to 50 basis points, following a streak of 75 basis point increases in June, July, September and November. Recently, the Bank of Canada increased its benchmark rate by 50 basis points in October and December, while the European Central Bank and Bank of England both hiked their respective rates by 75 basis points in November and 50 in December. The Bank of Japan continued its accommodative policy stance on interest rates through most of the year, but surprised markets by doubling its cap on 10-year yields from 0.25% to 0.50% late in December. The Japanese central bank said the reason was to enhance the sustainability of monetary easing, but many investors speculated it to be a sign of a potential exit from its decade-long stimulus policy. As a result, the yen appreciated against other currencies and Japanese government bonds fell. Late in the year, China backpedaled from its “Zero-Covid” policy and subsequently saw a sharp increase in the number of positive Covid-19 cases.

Performance Results

For the 12 months ended December 31, 2022, Class Y shares of the Natixis Oakmark International Fund returned -15.71% at net asset value. The Fund underperformed its benchmark, the MSCI World ex USA Index (Net), which returned -14.29%.

Explanation of Fund Performance

On an absolute-return basis, shares in the materials sector produced the largest positive collective return, while the information technology sector lost the most value.

Geographically, our average weightings for the year were 86% in Europe, 4% in China and 3% in South Korea. The remaining positions were in Canada, Australia, Japan, Mexico, India, Indonesia and South Africa.

The largest detractors from return were Credit Suisse Group and Continental. Credit Suisse Group faced several challenges in 2022 and its share price fell over the 12-month period. The company has suffered from a succession of negative internal and external events, which produced consistent quarterly net income losses during the year. Most recently, third-quarter results were impeded by a CHF 3.7 billion impairment of deferred tax assets (DTA). The DTA is attributed to the company’s securitized products segment, and the expected spinoff of this segment prompted the charge. Although the DTA impairment is a non-cash charge, it necessitated a larger than expected capital raise of CHF 4 billion to enable reaching its target ranges. However, Credit Suisse has instituted some restructuring initiatives to reinstate profitability. These efforts include de-risking operations, which drove management to conduct a strategic review on its investment bank to identify opportunities to transform it into a capital-light, advisory-led banking business with a reduced absolute cost base in the medium term. Another area of focus is digitizing the company’s processes that management anticipates will generate cost savings of CHF 650 million. While management acknowledged that these programs may elevate operating expenditures in the near term, these endeavors are aimed to save costs and boost efficiency moving forward. In addition, Credit Suisse saw the departure of some key executive team members in 2022, including CEO Thomas Gottstein, CFO David Mathers and General Counsel Romeo Cerutti. In our view, Credit Suisse’s new leadership team is a material upgrade and positions the company to better realize benefits from its restructuring plan that appears to be quite methodical and well contemplated. We believe these developments provide a path to a more successful 2023.

Continental revealed encouraging first-quarter earnings figures given the difficult backdrop. ContiTech and the tires business both met headwinds from raw material inflation and logistics issues. While these should normalize over time, adjustments in pricing and

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NATIXIS OAKMARK INTERNATIONAL FUND

product mix aided the company’s results as it navigated the tough environment. In July, Continental warned that free cash flow for the quarter would come in below expectations due to a buildup of working capital related to supply chain issues, material cost inflation and higher receivables due to higher prices. The full release in August added more color for the tires segment, which had organic growth of 11.4%-16.7% of which came from price and product mix and a decline of 5.3%, which came from reduced replacement volumes across all regions. Management indicated that Chinese demand did not pick up as had been expected when lockdowns ended, and the company was unable to fully meet North American demand due to a lack of product availability. Though fiscal-year guidance was confirmed, margins in tires are expected to be under significantly more pressure in the second half due to weaker replacement demand as well as more severe raw material impacts. The company is responding with price increases, though they are not expected to fully offset the inflationary impact. The company’s automotive business reported an operating loss during the second quarter, though margins are expected to recover in the second half of the year due to improving light vehicle production and the benefits of price increases with OEMs. Encouragingly, the company has realized more than EUR 6 billion in order intake in the second quarter, which, when combined with the company’s ongoing restructuring program, supports its medium-term targets. Despite a difficult environment, we believe that Continental has undertaken significant action to improve results and that the company’s exposures across the automotive value chain along with its low valuation make it a compelling investment.

The top contributors to the yearly return were Glencore and Vipshop Holdings ADR. The share price of Glencore was volatile early in the year and rose mainly in the third and fourth quarters. In August, the company delivered a solid set of first-half earnings results, in our view, as marketing segment earnings increased over 100% year-over-year and profit of $3.7 billion handily surpassed the company’s long-term range of $2.2-$3.2 billion for the year. Furthermore, adjusted earnings in the coal segment reached $8.9 billion for the first half, which outpaced our full-year expectations of $15.4 billion. Management later participated in some corporate actions with the goal of enhancing the company’s value. The Australian Foreign Investment Review Board approved Metals Acquisition Corp’s purchase of CSA Copper Mine from Glencore. In addition, Glencore management announced plans to purchase all of Newmont’s stake in the MARA Project, an Argentina-based copper and gold mine, for $124.9 million along with other considerations. At its investor update event in December, Glencore issued its nine-month production report and lowered full-year output targets across most commodities as the company faced negative weather, labor and supply chain issues in certain geographies. Even so, management still expects fiscal second-half marketing segment earnings will exceed $1.6 billion, which would fall at the high end of the previously established long-term guidance range. The company also announced plans to close 12 coal mines by 2035 as it endeavors to achieve its climate priorities.

Vipshop Holdings delivered fiscal first-quarter results that met consensus estimates for both sales and profitability. A gross merchandise value decline of 8% aligned with the decline in active annual customers, which was attributable to weak consumer demand. However, gross profit margins improved 10 basis points year-over-year due to an improving business mix and management’s removal of lower quality brands. We appreciated management’s efforts to control costs. Despite the difficult backdrop in the second quarter, with much of the economy closed, Vipshop beat consensus estimates on revenue and earnings by 6% and 30%, respectively. The company made progress on cost controls, with gross profit margins improving 40 basis points to 20.5%. This figure was helped by multiple efficiency measures such as reduced coupons, cutting lower margin brands, and improving returns. Later, the company released third-quarter results that were generally better than consensus expectations. Revenue declined 14% and gross merchandise value declined almost 7%, held back by a weak macro environment and impacts from Covid-19. Despite the disappointing topline figures, we believe margins continued to show strength. Gross profit margins came in at 21.7%, 220 basis points higher than last year and 120 basis points higher than the second quarter. Management has been making an effort to improve mix and has also reduced discounts, which showed progress during the quarter as this is the highest gross profit margin reached in nearly two years. We appreciate that over the past twelve months before the release, Vipshop generated $1 billion in free cash flow on a $5.5 billion market cap. During the third-quarter management bought back $260 million in stock and had $560 million left in the current buyback program.

Outlook

While we recognize the challenge facing investors with the current state of financial markets, we believe that the lower and more widely dispersed valuations in the market today have allowed us to redeploy capital into increasingly attractive investments. We are optimistic that these decisions will sow the seeds of future outperformance. As always, we remain focused on building a high conviction portfolio of undervalued businesses that we believe will provide both a margin of safety and the potential for attractive risk-adjusted returns over the long term.

11  |

Top Ten Holdings as of December 31, 2022

	Security Name	% of Net Assets
1	BNP Paribas S.A.	3.40%
2	Intesa Sanpaolo SpA	3.20
3	Lloyds Banking Group PLC	3.05
4	Mercedes-Benz Group AG (Registered)	2.97
5	Prosus NV	2.70
6	Allianz SE (Registered)	2.59
7	Continental AG	2.59
8	Bayerische Motoren Werke AG	2.58
9	Fresenius SE & Co. KGaA	2.49
10	Adidas AG	2.42

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

December 31, 2012 through December 31, 2022

See notes to chart on page 13.

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NATIXIS OAKMARK INTERNATIONAL FUND

Average Annual Total Returns — December 31, 20224

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[5]
					Gross	Net

Class Y (Inception 5/1/17)
NAV[1]	-15.71%	-1.90%	3.81%	—%	1.10%	0.90%

Class A
NAV	-15.91	-2.14	3.66	—	1.35	1.15
With 5.75% Maximum Sales Charge	-20.72	-3.29	3.05	—

Class C
NAV	-16.50	-2.87	3.04	—	2.10	1.90
With CDSC[2]	-17.32	-2.87	3.04	—

Class N (Inception 5/1/17)
NAV	-15.65	-1.84	—	0.51	1.25	0.85

Comparative Performance
MSCI World ex USA Index (Net)[3]	-14.29	1.79	4.59	3.87

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (5/1/2017), performance is that of Class A shares and reflects the higher net expenses of that share class.

2

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

3	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Funds expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Funds expense limitations.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Managers	Symbols

William C. Nygren, CFA®	Class A	NEFSX

Robert F. Bierig*	Class C	NECCX

M. Colin Hudson, CFA®**	Class N	NESNX

Michael J. Mangan, CFA®, CPA	Class Y	NESYX

Michael A. Nicolas, CFA®

Harris Associates L.P.

Aziz V. Hamzaogullari, CFA®

Loomis, Sayles & Company, L.P.

*	Effective August 1, 2022, Robert F. Bierig serves as portfolio manager of the Fund.
**	Effective August 1, 2022, M. Colin Hudson no longer serves as portfolio manager of the Fund.

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

The 2022 market and economic environment demonstrates what can occur after a disruption of risk and infatuation with short-term trends. While US stocks hit record highs in January 2022 and economic growth looked poised to build on a strong Q42021, the specter of higher-than-expected inflation and Russia’s invasion of Ukraine slammed the brakes on the US economy, while heightening geopolitical risk.

The war immediately stoked inflation fears, disrupting commodities exports of wheat, oil, gas, and metals. US inflation climbed through the first half of 2022, peaking at 9.1% in June before leveling off to an annual increase of 6.5%. The US Federal Reserve (Fed) Board embarked on an inflation-fighting campaign, instituting seven interest rate hikes during 2022. Rates rose to their highest level since 2007 as the Fed indicated more moderate increases were ahead in 2023.

Technology stocks, fed by the pandemic and low interest rates, stumbled in a generally negative market environment: Amazon by 51%, Tesla by 68%, and Meta by 66%. As earnings fell back to earth, tech companies fired more than 200,000 workers in late 2022.

These were not the only companies to suffer as broad US markets withstood a dismal 2022. The Nasdaq Composite fell 33.1% while the S&P 500® declined by 18.1%, and the Russell 2000 was off by 21.6%.

Meanwhile, the Omicron variant of Covid-19 wreaked havoc across the country, with hospitalizations and deaths rising to new highs in the winter of 2022. Covid has negatively affected workforce participation and productivity, which experts estimate resulted in a billion days of lost work since 2020.

Performance Results

For the 12 months ended December 31, 2022, Class Y shares of the Natixis U.S. Equity Opportunities Fund returned -20.95% at net asset value. The Fund underperformed its primary benchmark, the S&P 500® Index, which returned -18.11%, and also underperformed its secondary benchmark, the Russell 1000® Index, which returned -19.13%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:

•

The Harris Associates Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates L.P. (“Harris Associates”) believes are trading at a substantial discount to the company’s “true business value.”

•

The Loomis Sayles All Cap Growth segment invests primarily in equity securities and may invest in companies of any size. The segment employs a growth style of equity management that emphasizes companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The segment aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Both segments contributed negatively to the Fund’s performance.

Harris Associates Large Cap Value Segment

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, the energy sector gained the most value, while holdings in the communication services sector lost the most value.

The largest contributors to segment performance for the year were EOG Resources and APA Corporation. While energy price increases have helped companies across the sector this year, EOG Resources has also operated well on a fundamental basis, in our view. Second-quarter results showed that EOG is growing production without a disproportionate capital expense increase, which we see as evidence that management’s efficiency measures are working. Second-quarter production grew 11% from a year earlier and capital expenditures rose 14%; both metrics were better than market expectations. The company later reported a strong set of third-quarter results, in our view. Revenue of $7.59 billion surpassed consensus expectations of $6.26 billion, production grew 9% year-over-year, and capital expenditures were 6% below consensus expectations. Capital expenditures increased faster than production due to inflation, higher growth and additional exploration; however, full-year figures were within initial guidance. EOG also announced the discovery of a new opportunity in the Ohio Utica Basin by using learnings from decentralized teams across multiple basins to enter an overlooked opportunity. The company quietly amassed 395,000 acres for more than $500 million, acquired around 20 legacy wells for data, and drilled four initial wells to confirm their reservoir model. Management said the initial wells would qualify as double premium with longer laterals, and Utica wells could have the same oil recovery as the Delaware Basin, which we believe would be a great win. We continue to like the effectiveness of the company’s management team.

APA Corporation finished higher alongside rising energy prices early in the year, even though fourth-quarter results were generally below consensus estimates, which we attributed mainly to cost inflation weighing on free cash flow (FCF). Management guided to $6.5 billion of cumulative free cash flow over the next three years, each at strip prices with 5% annual growth. The company also announced a successful oil discovery at its new Krabdagu prospect. We believe if the well flows as well as the nearby Sapakara well, it is likely to result in a fast-tracked final investment decision for a large development hub in the area. Later in the first quarter, APA announced it closed on two transactions totaling around $1 billion in net proceeds. More recently, third-quarter results from APA were good, in our assessment. Total revenue of $2.89 billion, adjusted earnings (EBITDAX)1 of $1.69 billion and adjusted earnings per share of $1.97 all exceeded market expectations. More importantly, revenue rose 40% year-over-year and EBITDAX advanced 46%, while adjusted earnings per share doubled from a year earlier. We were pleased that drilling operations in both the Permian Basin and Egypt are accelerating, which eased concerns about sluggish second-quarter performance. Management expects $2.7 billion of total FCF in 2022 (a 19% FCF yield) and expects further growth in 2023 even at flat commodity prices. We found it impressive that over the last two years APA has reduced its net debt from $8.9 billion to $4.9 billion. Furthermore, during the most recent two-year period the company repurchased almost 20% of its share base and it continues with its buyback efforts. Management repurchased 10 million shares (3% of shares outstanding) in the third quarter and plans to repurchase another $520 million worth of shares (another 3%) in the fourth quarter. The company also announced the quarterly dividend would double to an annualized rate of $1.00 per share. We remain pleased with APA’s fundamental performance.

The largest detractors to segment performance for the year were Meta Platforms and Ally Financial. The share price of Meta Platforms declined throughout the year as the company faced several challenges. Investors proved disappointed by Meta Platforms’ 2021 fourth-quarter earnings report and its share price fell over 20% following its release. Management pointed to new regulation in Europe and Apple iOS changes as a $10 billion headwind for personalized advertisements. The company also reported its first decline in daily active users for Facebook, which we believe was attributable to the size of the existing base and the amount of users pulled forward during the Covid-19 pandemic. Management emphasized its focus on generating revenue from its fastest growing content format, Reels, a competitor to TikTok. The company believes the transition from stories to reels will be similar to the transition from feed to stories in 2018 and expressed encouragement from early results. Late in April, Meta delivered a disappointing earnings report for the first quarter and guidance for the second quarter. The company reduced its expense guidance for the year, suggesting that much of the spend is highly discretionary, and daily active users on its platforms accelerated sequentially by 50 million in the second quarter versus 10 million in the first quarter. Meta reported a 1% decline in second-quarter revenue, in line with its guidance and consensus expectations. Core margins (ex-Reality Labs) came in at 39%, or 29% including the $2.8 billion loss from Reality Labs, which has lost $5.8 billion year to date. Cyclical weakness in advertising budgets, which worsened sequentially; the lingering impacts from Apple’s ad tracking changes; and higher engagement in Reels all weighed on results. Reels represented 20% of time spent on Instagram alone last quarter, and management said they saw a 30% increase in engagement on both Instagram and Facebook sequentially.

We spoke with Meta Platforms’ CFO Susan Li following the company’s third-quarter earnings report. After our discussion, we believe the core platform remains healthy, as evidenced by engagement and time spent remaining strong. While IDFA (identifier for

[1]

EBITDAX stands for Earnings Before Interest, Taxes, Depreciation, Amortization, and Exploration Expense. It is an indicator of financial performance that is used when reporting earnings, specifically for oil and mineral exploration.

15  |

advertisers) pressured growth this year, results show the company is lapping the impact from that headwind. Reels monetization is showing rapid growth, and we believe organic revenue trends look set to improve both next year and beyond. Expense management is becoming more disciplined, but we believe there remains work to be done. The company is finding more cost-cutting opportunities, and we were told CEO Mark Zuckerberg is increasingly focused on core profitability given the mounting pressure both external and internal. Despite this, the company is committed to ramping capital spend for the time being. Li believes the increase in Artificial Intelligence spending is paying off, but it is still early in the process. She said the pace of spending will be governed by the returns it generates, and the company should benefit through improved ad effectiveness, engagement, and content editing and creation capabilities, among others. As for the Reality Labs segment, management sees this spend intrinsically tied to the success of the core platforms as they prepare for the potential next computing platform. In our view, the company has a very profitable core business paired with a large amount of growth capital spend and a bet on a potentially large new business opportunity that has an uncertain timeframe and probability of success. While the lack of expense discipline has lowered our estimate of intrinsic value, we continue to believe the company is undervalued at its current price.

First-quarter results from Ally Financial were impressive, in our view, as reported return on tangible common equity was nearly 24% and earning asset yields rose 11 basis points sequentially while funding costs declined 4 basis points, resulting in a near 4% net interest margin. Management believes it will generate a roughly 20% return on tangible common equity on a full-year basis and reiterated their 16%-18% target for 2023 and onward. We recognize that the inevitable normalization of credit, which continues to remain tame and below normal levels, combined with weakening used car prices and potential deposit rate pressure could eventually make the operating environment more challenging. CFO Jenn LaClair remains very optimistic and believes Ally will have some natural hedges in place to partially offset used car price declines. Second-quarter revenue was slightly better than market expectations, while earnings per share fell short of projections by about 4%. In terms of absolute earnings, the company’s results were again above trend with a reported return on tangible common equity of 23%. Earning asset yields rose by 25 basis points and repriced higher than funding sources in the second quarter, which drove the net interest margin to an impressive 4.06%, an increase of 49 basis points year-over-year. Following the earnings release, we met with CEO Jeff Brown and Jenn LaClair and discussed the company’s competitive advantage in auto lending. Loan receivables from retail auto borrowers grew faster than the industry in the second quarter, which management attributed to an expanded dealer count (+20% over the past few years) and higher application flow as well as from what they consider to be extremely attractive risk-adjusted returns.

The company reported third-quarter results with revenue and adjusted earnings per share that both undershot market expectations. Revenue rose about 2% from last year to $2.02 billion, while adjusted earnings per share fell by nearly half. Just prior to the earnings release, LaClair stepped down from her role as CFO and will now be a senior operating adviser. Bradley Brown, who had been the corporate treasurer since 2013, will serve as interim CFO. Upon review of the third-quarter earnings report, we observed that earning asset yields continue to improve and accelerated by 50 basis points quarter-over-quarter to 5.59%. However, funding costs increased 77 basis points from last year with deposit costs roughly doubling from 0.76% to 1.58%, which caused the net interest margin to contract by 23 basis points to 3.81%. In addition, auto loan originations were down 8% sequentially from last quarter and unchanged from last year. We spoke with Ally’s management team and discussed the company’s auto loan activity. While management expects lower current year retail auto loan balances than in pre-pandemic years, the company foresees a recovery upon the normalization of vehicle inventories. Also, Jeff Brown stated that Ally continues to be disciplined in its underwriting standards, which should protect against significant downside effects if the economy slows dramatically. Despite these near-term challenges, we find this company is poised to offer shareholder rewards moving forward.

Loomis Sayles All Cap Growth Segment

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. For the period, the All Cap Growth segment posted a negative absolute return. Our holdings in the consumer staples, energy and industrials sectors contributed positively to results. Our holdings in the information technology, communication services, consumer discretionary, healthcare, and financials sectors detracted from the segment’s performance.

Alnylam Pharmaceuticals and Monster Beverage were the largest contributors to performance during the period. Alnylam Pharmaceuticals is a leader in gene therapies based on its pioneering small-interfering RNA (siRNA) approach to disease treatment. Founded in 2002, Alnylam was one of the first companies to develop and commercialize therapies based on RNA interference (RNAi), a breakthrough discovery in understanding how genes are naturally regulated within cells that was recognized with the 2006 Nobel Prize in Medicine. We believe Alnylam’s strong and sustainable competitive advantages include its deep, cumulative and compounding knowledge in the science of RNAi therapeutics, in particular its creation and advancement of unique siRNA-based therapies, and the multiple partnerships it has entered on the basis of its technology, which provide both external funding and established commercialization avenues. Today, the company’s technology is the basis for five approved therapies, six therapies currently in clinical trials, and a robust pipeline of potential treatments that we expect to enter clinical trials in the coming years, with a

|  16

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

focus on genetic diseases, cardiometabolic diseases, infectious diseases, and central nervous system and ocular diseases. A strategy holding since the second quarter of 2021, shares jumped almost 50% in August following news that Onpattro, the company’s approved therapy for hATTR amyloidosis, met its primary endpoint in the much larger indication of ATTR with cardiomyopathy, which is estimated to have a patient population approximately ten times as large. The results substantially increase the likelihood that the therapy will receive approval in the new indication, where it would be the first RNAi-based therapy. We believe the uniqueness of Alnylam’s pioneering scientific expertise and technology is evident from both its existing products, which provide meaningful value to previously underserved patient populations, and the numerous partnerships in which world-class global pharmaceutical companies and specialty competitors alike have sought to access its proprietary technology. With its approved therapies and substantial pipeline of significant late-stage clinical programs, we believe the company has now reached the point at which its existing therapies will continue to contribute positively, and its subsequent innovations will shift its financial profile from that of an early-stage biotech company to a profitable business with normalized margins that is able to internally fund its ongoing growth needs. Over our long-term investment horizon, we believe the company can generate substantial revenue growth, while turning profitable and generating substantial cumulative free cash flow. We believe Alnylam’s market price continues to substantially undervalue the potential contribution from the company’s clinical-stage assets – which we believe is unsupported by the company’s established track record for producing genetically validated therapeutics. Further, while embedded expectations reflect some success for its currently marketed products, we believe the market is focused on short-term profitability while ignoring the platform the company has built, which we believe will serve as the basis for ongoing innovation over our long-term investment horizon and beyond. As a result, we believe the company is selling at a substantial discount to our estimate of its intrinsic value and offers a compelling reward-to-risk opportunity.

Monster Beverage is a leading marketer and distributor of energy drinks in the US and internationally. We believe Monster’s strong and sustainable competitive advantages include its iconic brands, the benefits of scale, and its strong entrepreneurial culture. A holding in the strategy since 2013, Monster reported strong sales growth during the period, but faced pressure on profitability due to materials cost inflation, increased logistics costs, and can shortages that have led the company to import cans. After losing market share to Red Bull in the US over the past several quarters, as reflected in channels measured by Nielsen, the company more recently returned to share gains and market share leadership, despite increasing pricing by 6% in September. Throughout the period the company performed consistently well in channels not measured by Nielsen, such as e-commerce and sales through Home Depot. Outside of the US, Monster continued to take market share and demonstrated impressive sales growth. While cost inflation has impacted the consumer packaged goods industry broadly, Monster has been reducing promotions and trade spending and may take further price increases in the US and internationally. Despite the near-term pressure on margins, we believe the company will benefit from margin expansion over the long term as it achieves greater scale in international markets. The global energy drink industry is effectively a duopoly, creating strong competitive advantages for Monster and Red Bull, which command a combined share of approximately 80% of the US market, and an estimated 50% of the $50 billion global energy drink market. Patiently built using non-traditional, grassroots marketing, Monster’s iconic brand is a competitive advantage so difficult to replicate that even Pepsi and Coca-Cola were unable to make meaningful inroads in the profitable and growing energy drink market, despite over a decade of effort and investments. In 2014, Monster entered a partnership with Coca-Cola in which Coca-Cola purchased a 16.7% stake in the company, and Monster became its exclusive energy drink partner. The partnership gives Monster access to Coca-Cola’s unmatched global distribution system, accelerating its pace of international expansion, and extending its benefits of scale. We believe that energy drinks are here to stay and that continued increases in per-capita consumption in international markets will drive secular growth over our investment horizon. We estimate Monster can grow in the mid-teens in international markets and at a mid-to-high single-digit rate in the US market over our long-term investment horizon. As the company continues to scale its business in international markets, we expect it will be able to increase cash flow growth, expand margins, and improve its return on invested capital. We trimmed the position during the period following strong relative price performance but continue to believe the shares embed expectations for revenue and free cash flow that are below our long- term expectations. As a result, we believe the shares are trading at a discount to our estimate of intrinsic value and offer an attractive reward-to-risk opportunity.

Meta Platforms and Amazon were the largest detractors during the period. Meta Platforms operates online social networking platforms that allow people to connect, share, and interact with friends and communities. With over 3.7 billion monthly users, 200 million businesses, and 10 million advertisers worldwide using its family of apps — Facebook, Messenger, WhatsApp, and Instagram — the scale and reach of Meta’s network is unrivaled. A strategy holding since its IPO in 2012, Meta reported financial results during the period that were generally mixed with respect to consensus expectations. The company faced headwinds arising from privacy restrictions by Apple, the continuing impact of macro weakness on advertising spending, and a transition to a new product format — short-form video — where monetization is currently lower. Management previously addressed the changes by Apple, which it believes decreased the accuracy of Facebook’s ad targeting, increased the difficulty of measuring outcomes, and contributed to underreporting of successful conversions such as sales and app installs by approximately 15% in the third quarter of 2021. The company has already been investing in a number of solutions, including commerce tools to help businesses reach more customers and privacy-enhancing technologies, and believes it has closed a substantial portion of the measurement gap. Apple’s changes impact not just Meta, but the broader mobile advertising ecosystem. As a function of its competitive advantages, we believe Meta remains well

17  |

positioned relative to its peers, and there are no changes to our assessment of the company’s quality or secular growth opportunities. Another near-term headwind is the company’s capital investments in and transition to a new product format — the short-form video. During our ownership of Meta, Facebook has gone through several product transitions. Each such transition first requires capital expenditures followed by a gradual revenue ramp-up, creating pressures on topline, margins, and earnings. Over time, the required investment decreases and revenues increase. Of note, the Instagram “Reels” product, launched in August 2020, is now Meta’s fastest growing content format and largest contributor to engagement. We believe this is a necessary cycle for maintaining sustainable competitive advantages and long-term growth. Finally, the company continues to invest significantly in its early-stage Reality Labs segment, which includes augmented and virtual reality products that the company views as building its long-term vision for the metaverse. While the company has incurred year-to-date operating expenses of $10.9 billion in the Reality Labs segment, the investment represented only one-third of the operating profit generated by the company’s highly profitable core business. Mark Zuckerberg has always managed the company with a long-term focus and strong strategic vision. Over the past ten years, Meta has spent over $90 billion on research and development and $80 billion on capital expenditures — a level of investment which few firms can match and which creates high barriers to entry for competitors. And while the successful development of a metaverse is not an explicit part of our investment thesis for Meta, given the potential size of the opportunity, which we estimate could impact over $1 trillion of spending over the long term, and Meta’s positioning with billions of users and hundreds of millions of businesses, we believe Meta’s current balanced approach to its forward-looking investments makes sense. We expect that corporations will continue to allocate an increasing proportion of their advertising spending online, and Meta remains one of very few platforms where advertisers can reach consumers at such scale in such a targeted and effective fashion. We believe Meta’s brands, network, and targeting advantage position the company to take increasing share of the industry’s profit pool and grow its market share from 6% currently to approximately 10% of the total global advertising market over our investment time horizon. On the basis of its core business alone, we believe the company is substantially undervalued, even accounting for elevated levels of investment. We took advantage of near-term market weakness to add to our position on multiple occasions during the year.

Online retailer Amazon offers millions of products — sold by Amazon or by third parties — with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise IT business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility, and savings. In both of its core markets, we believe Amazon possesses strong and sustainable competitive advantages that would be difficult for competitors to replicate. A segment holding since inception, Amazon reported fundamentally solid operating results that were generally above management’s guidance during the period. However, Amazon is facing short-term cost inflation that has contributed to over $10 billion of incremental expense over the past few quarters. While a portion of the additional expense is outside of Amazon’s direct control, including higher shipping, fuel, and labor costs, approximately two-thirds stems from Amazon’s strategic decision to invest in labor to make up for Covid-related employee absences, as well as investments undertaken to ensure that its fulfillment and transportation network remained unconstrained during the pandemic. And while expense pressures are expected to persist for the foreseeable future, Amazon expects them to decline over the coming quarters. Over time, we expect that Amazon will take steps to mitigate external cost inflation, and that it will realize greater productivity and fixed cost leverage from its investments in labor, fulfillment, and distribution. Despite a deceleration of revenue growth in its online retail business from the pandemic-enhanced prior year, we continue to believe Amazon is well positioned for durable long-term growth. Further, the company has added over 50 million Prime members over the past two years and is seeing strong growth in other businesses including AWS and advertising. Earlier in the year, the company announced it was increasing the price of Prime membership for the first time since 2018, which we believe reflects its pricing power and ability to offset cost inflation. These near-term challenges do not impact our long-term view of Amazon’s quality, growth, or the attractiveness of its reward-to-risk proposition. We believe Amazon is one of the best-positioned companies in e-commerce and enterprise IT — in each case addressing large, underpenetrated markets experiencing secular growth that is still in its early stages. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

|  18

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Top Ten Holdings as of December 31, 2022

	Security Name	% of Net Assets
1	Alphabet, Inc., Class A	4.75%
2	Oracle Corp.	4.15
3	Amazon.com, Inc.	3.85
4	Netflix, Inc.	3.56
5	Wells Fargo & Co.	2.82
6	Salesforce, Inc.	2.81
7	Capital One Financial Corp.	2.62
8	KKR & Co., Inc.	2.59
9	Boeing Co. (The)	2.42
10	Workday, Inc., Class A	2.31

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2012 through December 31, 2022

19  |

Average Annual Total Returns — December 31, 20224

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[5]
					Gross	Net

Class Y
NAV	-20.95%	8.02%	13.06%	—%	0.84%	0.84%

Class A
NAV	-21.15	7.75	12.79	—	1.09	1.09
With 5.75% Maximum Sales Charge	-25.68	6.49	12.12	—

Class C
NAV	-21.77	6.94	12.11	—	1.84	1.84
With CDSC[1]	-22.33	6.94	12.11	—

Class N (Inception 5/1/17)
NAV	-20.88	8.12	—	10.10	1.33	0.78

Comparative Performance
S&P 500® Index[2]	-18.11	9.42	12.56	10.67
Russell 1000® Index[3]	-19.13	9.13	12.37	10.39

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase and includes automatic conversion to Class A shares after eight years.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/24. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  20

VAUGHAN NELSON MID CAP FUND

Managers	Symbols

Dennis G. Alff, CFA®	Class A VNVAX

Chad D. Fargason, PhD	Class C VNVCX

Chris D. Wallis, CFA®, CPA	Class N VNVNX

Vaughan Nelson Investment Management, L.P.	Class Y VNVYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

During the fiscal year ended December 31, 2022, equity market performance was initially defined by Russia’s invasion of Ukraine and NATO’s sharp response. These events further supported inflationary pressures and weighed on future economic growth.

The US Federal Reserve (Fed) raised the fed funds rate, kicking off the first Fed hiking cycle since 2018. The high inflation environment proved stickier than expected. With inflation elevated, the cost of capital rising, liquidity conditions deteriorating, and earnings estimates set for negative revisions, heightened equity market volatility led to further downside.

As we moved through the summer months, risk assets continued to be pressured by accelerating inflationary pressures, decelerating economic growth, and tightening financial conditions. Inflationary pressures in the US moved from goods to services and housing, in the form of owners’ equivalent rent – the amount a property owner would have to pay in rent to equal their cost of ownership. The yield curve flattened with the M2 money supply decelerating. M2 measures liquid assets such as savings, checking and money market accounts. The rapid slowdown in economic growth and tightening financial conditions are creating a recessionary environment in the US, Europe, and most export-led economies.

Exceptional US dollar strength drove markets as the Fed dramatically tightened financial conditions by increasing interest rates and aggressively shrinking its balance sheet. The strong US dollar accelerated the exportation of US inflation to the rest of the world, forcing nearly all global central banks to follow the Fed in raising interest rates. Tighter financial conditions forced global equity and fixed income markets to reduce investment positions and leverage, driving nearly all asset classes lower.

The fourth quarter recovery in equity markets was driven by peaking inflationary conditions and the rapid increase in non-US interest rates relative to US interest rates, which triggered a broad-based decline in the US dollar. The 2022 bear market in equities reflects the impact of higher interest rates increasing the cost of capital, and thereby decreasing equity valuations.

Performance Results

For the 12 months ended December 31, 2022, Class Y shares of the Vaughan Nelson Mid Cap Fund returned -10.58% at net asset value. The Fund outperformed its benchmark, the Russell Midcap® Value Index, which returned -12.03%.

Explanation of Fund Performance

The Fund outperformed on a relative basis during the period.

The largest contributor was industrials, driven by security selection. WillScot Mobile Mini Holdings Corp. Class A was the top name in the sector. WillScot beat and raised earnings throughout the year and benefited from its initiatives in value-added products. Selection within consumer services assisted, with performance led by Nexstar Media Group, Inc. Nexstar benefited due to its strong free cash flow generation in a market where investors sought value and cash flow.

The Fund was void of real estate companies throughout 2022. This benefited the portfolio, as real estate was an underperforming sector. Information Technology was an outperforming sector, with Motorola Solutions, Inc. the top name. Motorola continued its beat and raise cycle with defensible end markets and a margin expansion story.

Selection within consumer discretionary, specifically Aramark, bolstered the Fund. Aramark’s sales initiatives are beginning to bear fruit, and the market has become optimistic that margin expansion can follow. Financials contributed to the Fund’s outperformance, with Reinsurance Group of America, Incorporated (RGA) the top name. RGA outperformed as Covid headwinds are beginning to abate for the company. An overweight to utilities, an outperforming sector, added to relative performance.

The largest detracting sector was healthcare, with Aveanna Healthcare Holdings Inc the most impaired name. Aveanna continued to experience both sales and margin pressure due to labor constraints. Selection within materials hurt performance, with Crown Holdings, Inc. the worst relative performer. Crown suffered as sales struggled to surpass the surge resulting from Covid. Margins were

21  |

under pressure due to higher-cost inventory, foreign exchange and rising interest rates. Energy’s selection detracted with Southwestern Energy Company the weakest name. Southwestern underperformed as natural gas prices fell back down as fears of being undersupplied abated. A warmer start to winter was a contributor. An underweight to consumer staples, an outperforming sector, weighed on the Fund’s performance.

Outlook

With the current level of interest rates and expiring monetary and fiscal stimulus, we anticipate that by third quarter 2023, the trajectory of inflation will be on pace to meet the Fed’s inflation target. However, we anticipate the tighter financial conditions and expiring monetary and fiscal stimulus will lead to an earnings recession and likely an economic recession. Should weakening economic and financial conditions force policy makers to restimulate the economy, we could see inflationary pressures begin to reaccelerate.

Top Ten Holdings as of December 31, 2022

	Security Name	% of Net Assets
1	WillScot Mobile Mini Holdings Corp.	3.93%
2	Vistra Corp.	3.35
3	Motorola Solutions, Inc.	3.21
4	Nexstar Media Group, Inc., Class A	3.08
5	FactSet Research Systems, Inc.	2.87
6	AmerisourceBergen Corp.	2.81
7	Republic Services, Inc.	2.68
8	Allstate Corp. (The)	2.62
9	AMETEK, Inc.	2.61
10	Nasdaq, Inc.	2.57

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2012 through December 31, 2022

See notes to chart on page 23.

|  22

VAUGHAN NELSON MID CAP FUND

Average Annual Total Returns — December 31, 20223

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[4]
					Gross	Net

Class Y
NAV	-10.58%	5.76%	9.22%	—%	0.96%	0.90%

Class A
NAV	-10.80	5.48	8.95	—	1.21	1.15
With 5.75% Maximum Sales Charge	-15.91	4.24	8.30	—

Class C
NAV	-11.46	4.70	8.29	—	1.96	1.90
With CDSC[1]	-12.32	4.70	8.29	—

Class N (Inception 5/1/13)
NAV	-10.54	5.83	—	8.20	0.87	0.85

Comparative Performance
Russell Midcap® Value Index[2]	-12.03	5.72	10.11	8.95

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase and includes automatic conversion to Class A shares after eight years.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

23  |

VAUGHAN NELSON SMALL CAP VALUE FUND

Managers	Symbols

Chris D. Wallis, CFA®, CPA	Class A NEFJX

Stephen A. Davis, CFA®	Class C NEJCX

James Eisenman, CFA®*, CPA	Class N VSCNX

Vaughan Nelson Investment Management, L.P.	Class Y NEJYX

*	Effective May 1, 2022, James Eisenman serves as a co-portfolio manager on the Fund.

Investment Goal

The Fund seeks capital appreciation.

Market Conditions

During the fiscal year ended December 31, 2022, equity market performance was initially defined by Russia’s invasion of Ukraine and NATO’s sharp response. These events further supported inflationary pressures and weighed on future economic growth.

The US Federal Reserve (Fed) raised the fed funds rate, kicking off the first Fed hiking cycle since 2018. The high inflation environment proved stickier than expected. With inflation elevated, the cost of capital rising, liquidity conditions deteriorating, and earnings estimates set for negative revisions, heightened equity market volatility led to further downside.

As we moved through the summer months, risk assets continued to be pressured by accelerating inflationary pressures, decelerating economic growth, and tightening financial conditions. Inflationary pressures in the US moved from goods to services and housing, in the form of owners’ equivalent rent. The yield curve flattened with the M2 money supply decelerating. M2 measures liquid assets such as savings, checking and money market accounts. The rapid slowdown in economic growth and tightening financial conditions are creating a recessionary environment in the US, Europe, and most export-led economies.

Exceptional US dollar strength drove markets as the Fed dramatically tightened financial conditions by increasing interest rates and aggressively shrinking its balance sheet. The strong US dollar accelerated the exportation of US inflation to the rest of the world, forcing nearly all global central banks to follow the Fed in raising interest rates. Tighter financial conditions forced global equity and fixed income markets to reduce investment positions and leverage, driving nearly all asset classes lower.

The fourth quarter recovery in equity markets was driven by peaking inflationary conditions and the rapid increase in non-US interest rates relative to US interest rates, which triggered a broad-based decline in the US dollar. The 2022 bear market in equities reflects the impact of higher interest rates increasing the cost of capital, and thereby decreasing equity valuations.

Performance Results

For the 12 months ended December 31, 2022, Class Y shares of the Vaughan Nelson Small Cap Value Fund returned -9.98% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned -14.48%.

Explanation of Fund Performance

The Fund outperformed on a relative basis during the period. The largest contributor was industrials, driven by security selection. Federal Signal Corporation was the top name in the sector due to strong book-to-bill ratios across the business for municipal commercial equipment combined with margin expansion due to improvements in the supply chain. Selection within communication services assisted, with the largest performance led by Tegna, Inc. which was acquired for a premium by Standard General. The Fund was underweight in real estate. This benefitted the portfolio, as real estate was an underperforming sector.

Information technology was an outperforming sector with EXL Service Holdings, Inc. the top name due to strong sequential revenue acceleration, long-term visibility due to the contract nature of its business, and margin improvement due to the higher revenue mix from its data analytics business. Selection within materials, specifically FMC Corporation, bolstered the Fund because of pricing actions regaining margin pressure from late 2021 combined with a higher percentage of revenues coming from new formulations that carry higher margins than legacy products. An underweight to health care, an underperforming sector, helped the Fund. Consumer staples contributed to the Fund’s outperformance with Performance Food Group Company the top name due to continued market share gains across the food distribution business, margin expansion due to increased company scale, and inventory gains because of materially higher inflation throughout the year.

An underweight to energy, an outperforming sector, was the largest relative detractor. Financials impaired the relative return, specifically Trean Insurance Group, Inc. which had concerns about underwriting performance on core insurance offerings and exiting certain markets due to poor profitability. Selection within consumer discretionary diminished relative performance, with Bally’s

|  24

VAUGHAN NELSON SMALL CAP VALUE FUND

Corporation the worst performer due to high balance sheet leverage, the beginning of a new cap-ex cycle to build a new casino in Chicago and a longer time horizon on planned cost reductions to improve profitability. An underweight to utilities, an outperforming sector, weighed on the Fund’s performance.

Outlook

With the current level of interest rates and expiring monetary and fiscal stimulus, we anticipate that by the third quarter 2023, the trajectory of inflation will be on pace to meet the Fed’s inflation target. However, we anticipate the tighter financial conditions and expiring monetary and fiscal stimulus will lead to an earnings recession and likely an economic recession. Should weakening economic and financial conditions force policy makers to restimulate the economy, we could see inflationary pressures begin to reaccelerate.

Top Ten Holdings as of December 31, 2022

	Security Name	% of Net Assets
1	Insight Enterprises, Inc.	3.61%
2	Element Solutions, Inc.	3.36
3	GATX Corp.	2.58
4	Rambus, Inc.	2.53
5	WNS Holdings Ltd. ADR	2.44
6	Fabrinet	2.37
7	ASGN, Inc.	2.06
8	Performance Food Group Co.	1.93
9	Franklin Electric Co., Inc.	1.90
10	Landstar System, Inc.	1.87

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2012 through December 31, 2022

25  |

Average Annual Total Returns — December 31, 20223

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[4]
					Gross	Net

Class Y
NAV	-9.98%	6.49%	10.33%	—%	1.16%	1.00%

Class A
NAV	-10.19	6.22	10.05	—	1.41	1.25
With 5.75% Maximum Sales Charge	-15.36	4.97	9.40	—

Class C
NAV	-11.01	5.41	9.38	—	2.17	2.00
With CDSC[1]	-11.78	5.41	9.38	—

Class N (Inception 5/1/17)
NAV	-9.95	6.58	—	7.08	1.17	0.95

Comparative Performance
Russell 2000® Value Index[2]	-14.48	4.13	8.48	4.88

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase and includes automatic conversion to Class A shares after eight years.

2

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  26

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

27  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2022 through December 31, 2022. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$1,043.10	$6.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class C
Actual	$1,000.00	$1,040.20	$10.03
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
Class N
Actual	$1,000.00	$1,045.90	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Class Y
Actual	$1,000.00	$1,045.50	$4.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  28

NATIXIS OAKMARK FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$1,077.30	$5.50
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$1,073.00	$9.41
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15
Class N
Actual	$1,000.00	$1,078.70	$3.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82
Class Y
Actual	$1,000.00	$1,078.50	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 0.75% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$1,041.70	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Class C
Actual	$1,000.00	$1,038.40	$9.76
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65
Class N
Actual	$1,000.00	$1,042.60	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Class Y
Actual	$1,000.00	$1,042.90	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90%, 0.85% and 0.90% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

29  |

NATIXIS U.S. EQUITY OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$1,048.20	$5.68
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60
Class C
Actual	$1,000.00	$1,043.60	$9.53
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40
Class N
Actual	$1,000.00	$1,049.90	$4.08
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$4.02
Class Y
Actual	$1,000.00	$1,049.40	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10%, 1.85%, 0.79% and 0.85% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

VAUGHAN NELSON MID CAP FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$1,042.90	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Class C
Actual	$1,000.00	$1,039.20	$9.77
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65
Class N
Actual	$1,000.00	$1,044.80	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Class Y
Actual	$1,000.00	$1,044.60	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90%, 0.85% and 0.90% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  30

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$1,032.30	$6.40
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36
Class C
Actual	$1,000.00	$1,028.40	$10.23
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16
Class N
Actual	$1,000.00	$1,033.70	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84
Class Y
Actual	$1,000.00	$1,033.40	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00%, 0.95% and 1.00% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

31  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles International Growth Fund

Shares	Description	Value (†)

Common Stocks — 98.8% of Net Assets
	Australia — 5.6%
39,944	WiseTech Global Ltd.	$1,373,771

	Belgium — 2.4%
9,789	Anheuser-Busch InBev S.A.	589,601

	Brazil — 8.6%
376,933	Ambev S.A., ADR	1,025,258
1,280	MercadoLibre, Inc.(a)	1,083,187

		2,108,445

	Canada — 1.8%
13,047	Shopify, Inc., Class A(a)	452,861

	China — 27.6%
4,121	Alibaba Group Holding Ltd., Sponsored ADR(a)(b)	363,019
5,038	Baidu, Inc., Sponsored ADR(a)(b)	576,246
70,700	Budweiser Brewing Co. APAC Ltd., 144A	221,008
553,500	Dali Foods Group Co. Ltd., 144A	251,813
3,900	Kweichow Moutai Co. Ltd., Class A	969,088
4,363	NXP Semiconductors NV	689,485
29,400	Tencent Holdings Ltd.(b)	1,246,571
29,164	Trip.com Group Ltd., ADR(a)(b)	1,003,242
48,974	Vipshop Holdings Ltd., ADR(a)(b)	668,005
14,779	Yum China Holdings, Inc.	807,672

		6,796,149

	Denmark — 5.5%
10,021	Novo Nordisk A/S, Class B	1,361,008

	France — 5.2%
3,017	EssilorLuxottica S.A.	545,875
7,683	Sodexo S.A.	735,097

		1,280,972

	Germany — 2.8%
6,753	SAP SE	697,184

	Japan — 4.6%
5,900	FANUC Corp.	882,914
6,200	Unicharm Corp.	237,375

		1,120,289

	Macau — 1.2%
43,000	Galaxy Entertainment Group Ltd.	282,710

	Netherlands — 3.5%
616	Adyen NV, 144A(a)	855,161

	Switzerland — 5.6%
7,883	CRISPR Therapeutics AG(a)	320,444
11,652	Novartis AG, (Registered)	1,054,476

		1,374,920

	United Kingdom — 10.0%
7,852	Diageo PLC	343,697
21,689	Experian PLC	734,570
11,545	Reckitt Benckiser Group PLC	800,257
11,782	Unilever PLC	591,182

		2,469,706

	United States — 14.4%
7,585	Block, Inc.(a)	476,641
14,599	Doximity, Inc., Class A(a)	489,943
8,292	Nestle S.A., (Registered)	957,804
3,287	Roche Holding AG	1,032,898
4,645	Tesla, Inc.(a)	572,171

		3,529,457

	Total Common Stocks (Identified Cost $29,668,972)	24,292,234

Principal Amount	Description	Value (†)

Short-Term Investments — 0.3%
$56,161	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $56,172 on 1/03/2023 collateralized by $65,500 U.S. Treasury Note, 1.250% due 3/31/2028 valued at $57,307 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $56,161)	$56,161

	Total Investments — 99.1% (Identified Cost $29,725,133)	24,348,395
	Other assets less liabilities — 0.9%	232,431

	Net Assets — 100.0%	$24,580,826

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security invests in variable interest entities based in China.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of Rule 144A holdings amounted to $1,327,982 or 5.4% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2022

Pharmaceuticals	14.0%
Beverages	12.8
Hotels, Restaurants & Leisure	11.6
Internet & Direct Marketing Retail	8.6
Software	8.4
Interactive Media & Services	7.4
IT Services	7.3
Food Products	4.9
Household Products	4.2
Machinery	3.6
Professional Services	3.0
Semiconductors & Semiconductor Equipment	2.8
Personal Products	2.4
Automobiles	2.3
Health Care Equipment & Supplies	2.2
Health Care Technology	2.0
Biotechnology	1.3
Short-Term Investments	0.3

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

Currency Exposure Summary at December 31, 2022

United States Dollar	35.0%
Euro	16.3
Swiss Franc	12.4
Hong Kong Dollar	8.2
British Pound	7.6
Australian Dollar	5.6
Danish Krone	5.5
Japanese Yen	4.6
Yuan Renminbi	3.9

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2022

Natixis Oakmark Fund

Shares	Description	Value (†)
Common Stocks — 96.7% of Net Assets
	Auto Components — 2.8%
158,667	BorgWarner, Inc.	$6,386,347
61,000	Magna International, Inc.	3,426,980

		9,813,327

	Automobiles — 1.9%
197,960	General Motors Co.	6,659,374

	Banks — 6.9%
164,136	Bank of America Corp.	5,436,185
188,618	Citigroup, Inc.	8,531,192
243,104	Wells Fargo & Co.	10,037,764

		24,005,141

	Building Products — 3.0%
77,000	Fortune Brands Innovations, Inc.	4,397,470
111,700	Masco Corp.	5,213,039
128,800	MasterBrand, Inc.(a)	972,440

		10,582,949

	Capital Markets — 13.5%
127,482	Bank of New York Mellon Corp. (The)	5,802,981
64,939	Charles Schwab Corp. (The)	5,406,821
23,298	Goldman Sachs Group, Inc. (The)	8,000,067
72,666	Intercontinental Exchange, Inc.	7,454,805
235,110	KKR & Co., Inc.	10,913,806
4,921	Moody’s Corp.	1,371,089
102,566	State Street Corp.	7,956,045

		46,905,614

	Consumer Finance — 6.0%
326,054	Ally Financial, Inc.	7,972,020
32,373	American Express Co.	4,783,111
88,806	Capital One Financial Corp.	8,255,406

		21,010,537

	Electronic Equipment, Instruments & Components — 1.2%
36,265	TE Connectivity Ltd.	4,163,222

	Entertainment — 5.6%
23,526	Netflix, Inc.(a)	6,937,347
39,097	Take-Two Interactive Software, Inc.(a)	4,071,171
46,400	Walt Disney Co. (The)(a)	4,031,232
455,200	Warner Bros. Discovery, Inc.(a)	4,315,296

		19,355,046

	Health Care Providers & Services — 2.1%
30,319	HCA Healthcare, Inc.	7,275,347

	Hotels, Restaurants & Leisure — 2.8%
3,383	Booking Holdings, Inc.(a)	6,817,692
23,128	Hilton Worldwide Holdings, Inc.	2,922,454

		9,740,146

	Household Durables — 1.8%
138,000	PulteGroup, Inc.	6,283,140

	Insurance — 4.9%
77,935	American International Group, Inc.	4,928,609
27,637	Reinsurance Group of America, Inc.	3,926,941
33,663	Willis Towers Watson PLC	8,233,297

		17,088,847

	Interactive Media & Services — 7.3%
135,820	Alphabet, Inc., Class A(a)	11,983,399
54,366	Meta Platforms, Inc., Class A(a)	6,542,404
287,100	Pinterest, Inc., Class A(a)	6,970,788

		25,496,591

	Internet & Direct Marketing Retail — 4.2%
80,300	Amazon.com, Inc.(a)	$6,745,200
113,565	eBay, Inc.	4,709,541
25,600	Etsy, Inc.(a)	3,066,368

		14,521,109

	IT Services — 4.0%
75,069	Fiserv, Inc.(a)	7,587,224
7,966	Gartner, Inc.(a)	2,677,691
37,600	Global Payments, Inc.	3,734,432

		13,999,347

	Machinery — 3.5%
5,371	Cummins, Inc.	1,301,340
43,966	PACCAR, Inc.	4,351,315
22,900	Parker-Hannifin Corp.	6,663,900

		12,316,555

	Media — 4.4%
22,144	Charter Communications, Inc., Class A(a)	7,509,030
219,742	Comcast Corp., Class A	7,684,378

		15,193,408

	Oil, Gas & Consumable Fuels — 6.2%
175,272	APA Corp.	8,181,697
42,277	ConocoPhillips	4,988,686
64,877	EOG Resources, Inc.	8,402,869

		21,573,252

	Professional Services — 1.6%
28,600	Equifax, Inc.	5,558,696

	Real Estate Management & Development — 2.3%
105,518	CBRE Group, Inc., Class A(a)	8,120,665

	Road & Rail — 0.9%
123,600	Uber Technologies, Inc.(a)	3,056,628

	Software — 8.0%
13,400	Adobe, Inc.(a)	4,509,502
114,900	Oracle Corp.	9,391,926
54,200	Salesforce, Inc.(a)	7,186,378
40,980	Workday, Inc., Class A(a)	6,857,183

		27,944,989

	Tobacco — 1.8%
136,914	Altria Group, Inc.	6,258,339

	Total Common Stocks (Identified Cost $343,773,300)	336,922,269

Principal Amount
Short-Term Investments — 2.7%
$9,517,756	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $9,519,660 on 1/03/2023 collateralized by $11,096,000 U.S. Treasury Note, 1.250% due 3/31/2028 valued at $9,708,135 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $9,517,756)	9,517,756

	Total Investments — 99.4% (Identified Cost $353,291,056)	346,440,025
	Other assets less liabilities — 0.6%	2,027,532

	Net Assets — 100.0%	$348,467,557

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2022

Natixis Oakmark Fund – (continued)

Industry Summary at December 31, 2022

Capital Markets	13.5%
Software	8.0
Interactive Media & Services	7.3
Banks	6.9
Oil, Gas & Consumable Fuels	6.2
Consumer Finance	6.0
Entertainment	5.6
Insurance	4.9
Media	4.4
Internet & Direct Marketing Retail	4.2
IT Services	4.0
Machinery	3.5
Building Products	3.0
Auto Components	2.8
Hotels, Restaurants & Leisure	2.8
Real Estate Management & Development	2.3
Health Care Providers & Services	2.1
Other Investments, less than 2% each	9.2
Short-Term Investments	2.7

Total Investments	99.4
Other assets less liabilities	0.6

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2022

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 95.4% of Net Assets
	Australia — 0.7%
254,020	Orica Ltd.	$2,597,205

	Belgium — 2.0%
119,900	Anheuser-Busch InBev S.A.	7,221,690

	Canada — 2.1%
204,600	Open Text Corp.	6,062,446
23,899	Restaurant Brands International, Inc.	1,545,548

		7,607,994

	China — 5.8%
712,300	Alibaba Group Holding Ltd.(a)	7,816,003
140,775	Prosus NV	9,719,583
256,096	Vipshop Holdings Ltd., ADR(a)	3,493,149

		21,028,735

	Denmark — 1.2%
28,100	DSV AS	4,443,654

	France — 15.2%
300,305	Accor S.A.(a)	7,491,875
215,191	BNP Paribas S.A.	12,252,789
28,200	Capgemini SE	4,714,363
73,100	Danone S.A.	3,852,783
50,063	Edenred	2,724,697
11,155	Kering S.A.	5,677,086
85,098	Publicis Groupe S.A.	5,436,255
300,598	Valeo S.A.	5,371,030
186,051	Worldline S.A., 144A(a)	7,286,213

		54,807,091

	Germany — 27.4%
64,300	Adidas AG	8,714,341
43,710	Allianz SE, (Registered)	9,334,603
156,030	Bayer AG, (Registered)	8,030,872
104,700	Bayerische Motoren Werke AG	9,269,610
156,359	Continental AG	9,321,263
233,407	Daimler Truck Holding AG(a)	7,175,330
124,100	Fresenius Medical Care AG & Co. KGaA	4,053,418
320,500	Fresenius SE & Co. KGaA	8,952,168
80,400	Henkel AG & Co. KGaA	5,166,878
163,414	Mercedes-Benz Group AG, (Registered)	10,686,437
69,100	SAP SE	7,133,931
52,200	Siemens AG, (Registered)	7,195,833
581,663	thyssenkrupp AG(a)	3,532,170

		98,566,854

	Hong Kong — 2.1%
563,200	Prudential PLC	7,679,394

	India — 0.4%
141,675	Axis Bank Ltd.	1,594,358

	Ireland — 2.0%
94,238	Ryanair Holdings PLC, Sponsored ADR(a)	7,045,233

	Italy — 3.2%
5,205,700	Intesa Sanpaolo SpA	11,532,753

	Japan — 1.8%
19,500	Fujitsu Ltd.	2,599,692
172,000	Komatsu Ltd.	3,717,627

		6,317,319

	Korea — 1.9%
47,550	NAVER Corp.	6,762,606

	Mexico — 0.3%
225,687	Grupo Televisa SAB, Sponsored ADR	1,029,133

	Netherlands — 3.4%
34,400	Akzo Nobel NV	$2,308,327
102,444	EXOR NV(a)	7,500,363
167,438	Koninklijke Philips NV	2,519,475

		12,328,165

	Spain — 1.4%
94,630	Amadeus IT Group S.A.(a)	4,909,188

	Sweden — 3.1%
74,400	Sandvik AB	1,344,526
342,403	SKF AB, B Shares	5,229,701
259,400	Volvo AB, B Shares	4,685,697

		11,259,924

	Switzerland — 7.1%
12,400	Cie Financiere Richemont S.A., Class A (Registered)	1,607,783
571,021	Credit Suisse Group AG, (Registered)	1,704,754
914,080	Glencore PLC	6,095,674
129,721	Holcim AG, (Registered)	6,714,783
42,900	Novartis AG, (Registered)	3,882,339
12,800	Schindler Holding AG	2,407,453
10,499	Swatch Group AG (The)	2,984,032

		25,396,818

	United Kingdom — 13.7%
68,800	Ashtead Group PLC	3,908,167
521,092	CNH Industrial NV	8,359,353
91,400	Compass Group PLC	2,110,611
414,477	Informa PLC	3,091,900
250,232	Liberty Global PLC, Class A(a)	4,736,892
20,113,500	Lloyds Banking Group PLC	10,976,195
25,000	Reckitt Benckiser Group PLC	1,732,908
1,136,500	Rolls-Royce Holdings PLC(a)	1,269,441
1,277,482	Schroders PLC	6,712,519
96,200	Smiths Group PLC	1,846,277
474,500	WPP PLC	4,688,052

		49,432,315

	United States — 0.6%
6,290	Roche Holding AG	1,976,553

	Total Common Stocks (Identified Cost $376,233,477)	343,536,982

Preferred Stocks — 1.5%
	Korea — 1.5%
130,400	Samsung Electronics Co. Ltd., 2.145%, (KRW) (Identified Cost $7,333,977)	5,225,566

Principal Amount
Short-Term Investments — 1.8%
$6,501,999	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $6,503,299 on 1/03/2023 collateralized by $3,293,200 U.S. Treasury Inflation Indexed Bond, 3.625% due 4/15/2028 valued at $6,632,143 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,501,999)	6,501,999

	Total Investments — 98.7% (Identified Cost $390,069,453)	355,264,547
	Other assets less liabilities — 1.3%	4,649,260

	Net Assets — 100.0%	$359,913,807

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2022

Natixis Oakmark International Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of Rule 144A holdings amounted to $7,286,213 or 2.0% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

KRW	South Korean Won

Industry Summary at December 31, 2022

Banks	10.0%
Machinery	9.2
IT Services	6.1
Internet & Direct Marketing Retail	5.8
Automobiles	5.6
Textiles, Apparel & Luxury Goods	5.2
Insurance	4.7
Auto Components	4.1
Media	4.0
Pharmaceuticals	3.9
Software	3.7
Health Care Providers & Services	3.6
Hotels, Restaurants & Leisure	3.1
Metals & Mining	2.7
Industrial Conglomerates	2.5
Capital Markets	2.4
Diversified Financial Services	2.1
Beverages	2.0
Airlines	2.0
Other Investments, less than 2% each	14.2
Short-Term Investments	1.8

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

Currency Exposure Summary at December 31, 2022

Euro	57.6%
British Pound	13.9
United States Dollar	6.7
Swiss Franc	6.0
South Korean Won	3.4
Swedish Krona	3.1
Hong Kong Dollar	2.2
Other, less than 2% each	5.8

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2022

Natixis U.S. Equity Opportunities Fund

Shares	Description	Value (†)
Common Stocks — 99.4% of Net Assets
	Aerospace & Defense — 2.4%
93,105	Boeing Co. (The)(a)	$17,735,571

	Air Freight & Logistics — 0.7%
47,986	Expeditors International of Washington, Inc.	4,986,705

	Auto Components — 0.1%
18,900	Mobileye Global, Inc., Class A(a)	662,634

	Automobiles — 2.8%
405,400	General Motors Co.	13,637,656
57,257	Tesla, Inc.(a)	7,052,917

		20,690,573

	Banks — 4.8%
329,305	Citigroup, Inc.	14,894,465
500,900	Wells Fargo & Co.	20,682,161

		35,576,626

	Beverages — 2.7%
11,851	Boston Beer Co., Inc. (The), Class A(a)	3,905,141
155,211	Monster Beverage Corp.(a)	15,758,573

		19,663,714

	Biotechnology — 3.7%
54,809	Alnylam Pharmaceuticals, Inc.(a)	13,025,359
20,626	BioMarin Pharmaceutical, Inc.(a)	2,134,585
62,008	CRISPR Therapeutics AG(a)	2,520,625
12,680	Regeneron Pharmaceuticals, Inc.(a)	9,148,493

		26,829,062

	Building Products — 1.2%
182,500	Masco Corp.	8,517,275

	Capital Markets — 11.9%
112,845	Charles Schwab Corp. (The)	9,395,475
15,151	FactSet Research Systems, Inc.	6,078,733
40,700	Goldman Sachs Group, Inc. (The)	13,975,566
126,400	Intercontinental Exchange, Inc.	12,967,376
410,200	KKR & Co., Inc.	19,041,484
12,535	MSCI, Inc.	5,830,906
94,571	SEI Investments Co.	5,513,489
191,000	State Street Corp.	14,815,870

		87,618,899

	Consumer Finance — 3.4%
224,200	Ally Financial, Inc.	5,481,690
207,185	Capital One Financial Corp.	19,259,918

		24,741,608

	Entertainment — 4.6%
88,619	Netflix, Inc.(a)	26,131,971
88,963	Walt Disney Co. (The)(a)	7,729,105

		33,861,076

	Health Care Equipment & Supplies — 0.5%
14,262	Intuitive Surgical, Inc.(a)	3,784,422

	Health Care Providers & Services — 1.7%
52,900	HCA Healthcare, Inc.	12,693,884

	Health Care Technology — 1.7%
201,593	Doximity, Inc., Class A(a)	6,765,461
35,085	Veeva Systems, Inc., Class A(a)	5,662,017

		12,427,478

	Hotels, Restaurants & Leisure — 4.0%
5,920	Booking Holdings, Inc.(a)	11,930,458
81,052	Starbucks Corp.	8,040,358
102,126	Yum China Holdings, Inc.	5,581,186
32,228	Yum! Brands, Inc.	4,127,762

		29,679,764

	Insurance — 2.1%
61,800	Willis Towers Watson PLC	$15,115,044

	Interactive Media & Services — 9.0%
395,382	Alphabet, Inc., Class A(a)	34,884,554
51,099	Alphabet, Inc., Class C(a)	4,534,014
111,956	Meta Platforms, Inc., Class A(a)	13,472,785
543,200	Pinterest, Inc., Class A(a)	13,188,896

		66,080,249

	Internet & Direct Marketing Retail — 4.4%
49,745	Alibaba Group Holding Ltd., Sponsored ADR(a)	4,382,037
336,339	Amazon.com, Inc.(a)	28,252,476

		32,634,513

	IT Services — 5.6%
63,576	Block, Inc.(a)	3,995,116
131,000	Fiserv, Inc.(a)	13,240,170
64,835	PayPal Holdings, Inc.(a)	4,617,548
99,880	Shopify, Inc., Class A(a)	3,466,835
74,271	Visa, Inc., Class A	15,430,543

		40,750,212

	Life Sciences Tools & Services — 0.8%
28,868	Illumina, Inc.(a)	5,837,110

	Machinery — 2.0%
7,883	Deere & Co.	3,379,915
40,000	Parker-Hannifin Corp.	11,640,000

		15,019,915

	Media — 3.6%
19,310	Charter Communications, Inc., Class A(a)	6,548,021
382,880	Comcast Corp., Class A	13,389,314
84,200	Liberty Broadband Corp., Class C(a)	6,421,934

		26,359,269

	Oil, Gas & Consumable Fuels — 4.4%
331,241	APA Corp.	15,462,330
128,338	EOG Resources, Inc.	16,622,338

		32,084,668

	Pharmaceuticals — 2.5%
86,487	Novartis AG, Sponsored ADR	7,846,101
39,029	Novo Nordisk A/S, Sponsored ADR	5,282,185
140,503	Roche Holding AG, Sponsored ADR	5,500,692

		18,628,978

	Real Estate Management & Development — 1.9%
177,700	CBRE Group, Inc., Class A(a)	13,675,792

	Semiconductors & Semiconductor Equipment — 2.8%
95,994	NVIDIA Corp.	14,028,563
57,906	QUALCOMM, Inc.	6,366,186

		20,394,749

	Software — 12.1%
59,455	Autodesk, Inc.(a)	11,110,356
39,616	Microsoft Corp.	9,500,709
372,438	Oracle Corp.	30,443,082
155,267	Salesforce, Inc.(a)	20,586,852
101,155	Workday, Inc., Class A(a)	16,926,266

		88,567,265

	Textiles, Apparel & Luxury Goods — 0.5%
380,757	Under Armour, Inc., Class A(a)	3,868,491

	Tobacco — 1.5%
239,000	Altria Group, Inc.	10,924,690

	Total Common Stocks (Identified Cost $626,481,553)	729,410,236

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2022

Natixis U.S. Equity Opportunities Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 0.4%
$2,869,506	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $2,870,080 on 1/03/2023 collateralized by $3,345,400 U.S. Treasury Note, 1.250% due 3/31/2028 valued at $2,926,964 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,869,506)	$2,869,506

	Total Investments — 99.8% (Identified Cost $629,351,059)	732,279,742
	Other assets less liabilities — 0.2%	1,546,749

	Net Assets — 100.0%	$733,826,491

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2022

Software	12.1%
Capital Markets	11.9
Interactive Media & Services	9.0
IT Services	5.6
Banks	4.8
Entertainment	4.6
Internet & Direct Marketing Retail	4.4
Oil, Gas & Consumable Fuels	4.4
Hotels, Restaurants & Leisure	4.0
Biotechnology	3.7
Media	3.6
Consumer Finance	3.4
Automobiles	2.8
Semiconductors & Semiconductor Equipment	2.8
Beverages	2.7
Pharmaceuticals	2.5
Aerospace & Defense	2.4
Insurance	2.1
Machinery	2.0
Other Investments, less than 2% each	10.6
Short-Term Investments	0.4

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2022

Vaughan Nelson Mid Cap Fund

Shares	Description	Value (†)
Common Stocks — 98.0% of Net Assets
	Aerospace & Defense — 1.3%
21,210	Axon Enterprise, Inc.(a)	$3,519,375

	Banks — 4.4%
88,420	Bank of N.T. Butterfield & Son Ltd. (The)	2,635,800
41,680	First Republic Bank	5,080,375
127,681	Huntington Bancshares, Inc.	1,800,302
91,290	PacWest Bancorp	2,095,106

		11,611,583

	Building Products — 2.2%
26,450	Allegion PLC	2,784,127
152,375	AZEK Co., Inc. (The)(a)	3,096,260

		5,880,387

	Capital Markets — 9.7%
29,500	Ares Management Corp., Class A	2,018,980
174,912	Brightsphere Investment Group, Inc.	3,599,689
31,940	Cboe Global Markets, Inc.	4,007,512
18,735	FactSet Research Systems, Inc.	7,516,669
109,740	Nasdaq, Inc.	6,732,549
15,097	Raymond James Financial, Inc.	1,613,115

		25,488,514

	Chemicals — 4.2%
140,300	Axalta Coating Systems Ltd.(a)	3,573,441
43,095	FMC Corp.	5,378,256
24,895	LyondellBasell Industries NV, Class A	2,067,032

		11,018,729

	Commercial Services & Supplies — 2.7%
54,535	Republic Services, Inc.	7,034,470

	Communications Equipment — 3.2%
32,615	Motorola Solutions, Inc.	8,405,212

	Construction & Engineering — 3.9%
228,050	WillScot Mobile Mini Holdings Corp.(a)	10,301,018

	Construction Materials — 0.6%
9,065	Vulcan Materials Co.	1,587,372

	Containers & Packaging — 1.8%
8,815	Avery Dennison Corp.	1,595,515
37,890	Crown Holdings, Inc.	3,114,937

		4,710,452

	Diversified Consumer Services — 0.7%
18,310	Grand Canyon Education, Inc.(a)	1,934,635

	Diversified Financial Services — 1.0%
42,492	Apollo Global Management, Inc.	2,710,565

	Electric Utilities — 2.8%
66,220	Alliant Energy Corp.	3,656,006
57,010	Evergy, Inc.	3,587,639

		7,243,645

	Electrical Equipment — 5.4%
48,905	AMETEK, Inc.	6,833,007
8,075	Hubbell, Inc.	1,895,041
138,990	nVent Electric PLC	5,346,945

		14,074,993

	Electronic Equipment, Instruments & Components — 2.3%
18,555	CDW Corp.	3,313,552
15,155	Keysight Technologies, Inc.(a)	2,592,566

		5,906,118

	Food & Staples Retailing — 1.9%
83,535	Performance Food Group Co.(a)	4,877,609

	Health Care Equipment & Supplies — 2.6%
10,555	Cooper Cos., Inc. (The)	$3,490,222
45,045	Hologic, Inc.(a)	3,369,816

		6,860,038

	Health Care Providers & Services — 2.8%
44,475	AmerisourceBergen Corp.	7,369,952

	Hotels, Restaurants & Leisure — 2.0%
128,860	Aramark	5,327,072

	Household Products — 1.0%
32,720	Church & Dwight Co., Inc.	2,637,559

	Independent Power & Renewable Electricity Producers — 3.4%
378,120	Vistra Corp.	8,772,384

	Insurance — 6.4%
50,675	Allstate Corp. (The)	6,871,530
30,455	Arthur J. Gallagher & Co.	5,741,986
28,470	Reinsurance Group of America, Inc.	4,045,302

		16,658,818

	IT Services — 4.7%
86,050	MAXIMUS, Inc.	6,310,046
114,980	SS&C Technologies Holdings, Inc.	5,985,859

		12,295,905

	Life Sciences Tools & Services — 3.8%
16,395	Agilent Technologies, Inc.	2,453,512
99,645	Avantor, Inc.(a)	2,101,513
25,807	IQVIA Holdings, Inc.(a)	5,287,596

		9,842,621

	Machinery — 3.7%
50,140	Crane Holdings Co.	5,036,563
57,755	Otis Worldwide Corp.	4,522,794

		9,559,357

	Media — 3.1%
46,140	Nexstar Media Group, Inc., Class A	8,075,884

	Metals & Mining — 1.7%
375,960	Constellium SE(a)	4,447,607

	Multi-Utilities — 2.9%
42,460	Ameren Corp.	3,775,543
60,835	CMS Energy Corp.	3,852,681

		7,628,224

	Oil, Gas & Consumable Fuels — 4.9%
32,085	Diamondback Energy, Inc.	4,388,586
17,705	Pioneer Natural Resources Co.	4,043,645
756,665	Southwestern Energy Co.(a)	4,426,490

		12,858,721

	Pharmaceuticals — 0.4%
94,830	Elanco Animal Health, Inc.(a)	1,158,823

	Professional Services — 3.0%
19,230	CACI International, Inc., Class A(a)	5,780,346
10,625	Equifax, Inc.	2,065,075

		7,845,421

	REITs – Diversified — 1.5%
495,830	Rithm Capital Corp.	4,050,931

	Semiconductors & Semiconductor Equipment — 1.0%
8,145	Analog Devices, Inc.	1,336,025
19,580	Entegris, Inc.	1,284,252

		2,620,277

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2022

Vaughan Nelson Mid Cap Fund – (continued)

Shares	Description	Value (†)

	Software — 0.5%
120,432	N-Able, Inc.(a)	$1,238,041

	Textiles, Apparel & Luxury Goods — 0.5%
32,010	Skechers U.S.A., Inc., Class A(a)	1,342,819

	Total Common Stocks (Identified Cost $219,883,657)	256,895,131

Principal Amount
Short-Term Investments — 2.4%
$6,285,880	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $6,287,137 on 1/03/2023 collateralized by $3,183,700 U.S. Treasury Inflation Indexed Bond, 3.625% due 4/15/2028 valued at $6,411,622 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,285,880)	6,285,880

	Total Investments — 100.4% (Identified Cost $226,169,537)	263,181,011
	Other assets less liabilities — (0.4)%	(960,323)

	Net Assets — 100.0%	$262,220,688

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2022

Capital Markets	9.7%
Insurance	6.4
Electrical Equipment	5.4
Oil, Gas & Consumable Fuels	4.9
IT Services	4.7
Banks	4.4
Chemicals	4.2
Construction & Engineering	3.9
Life Sciences Tools & Services	3.8
Machinery	3.7
Independent Power & Renewable Electricity Producers	3.4
Communications Equipment	3.2
Media	3.1
Professional Services	3.0
Multi-Utilities	2.9
Health Care Providers & Services	2.8
Electric Utilities	2.8
Commercial Services & Supplies	2.7
Health Care Equipment & Supplies	2.6
Electronic Equipment, Instruments & Components	2.3
Building Products	2.2
Hotels, Restaurants & Leisure	2.0
Other Investments, less than 2% each	13.9
Short-Term Investments	2.4

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2022

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 92.3% of Net Assets
	Banks — 5.5%
96,235	Cadence Bank	$2,373,155
137,475	Old National Bancorp	2,471,801
25,795	SouthState Corp.	1,969,706
47,270	United Bankshares, Inc.	1,913,962
54,585	United Community Banks, Inc.	1,844,973

		10,573,597

	Building Products — 0.9%
20,720	Advanced Drainage Systems, Inc.	1,698,418

	Capital Markets — 5.0%
59,180	Artisan Partners Asset Management, Inc., Class A	1,757,646
27,460	Cboe Global Markets, Inc.	3,445,406
50,705	Moelis & Co., Class A	1,945,551
113,860	Virtu Financial, Inc., Class A	2,323,883

		9,472,486

	Chemicals — 6.9%
108,710	Chemours Co. (The)	3,328,700
351,430	Element Solutions, Inc.	6,392,512
27,450	FMC Corp.	3,425,760

		13,146,972

	Commercial Services & Supplies — 1.1%
36,470	Ritchie Bros. Auctioneers, Inc.	2,109,060

	Electronic Equipment, Instruments & Components — 8.7%
33,210	Advanced Energy Industries, Inc.	2,848,754
67,315	Coherent Corp.(a)	2,362,757
35,175	Fabrinet(a)	4,510,138
68,625	Insight Enterprises, Inc.(a)	6,881,029

		16,602,678

	Energy Equipment & Services — 1.0%
114,255	Patterson-UTI Energy, Inc.	1,924,054

	Food & Staples Retailing — 1.9%
62,965	Performance Food Group Co.(a)	3,676,526

	Gas Utilities — 3.2%
44,335	Southwest Gas Holdings, Inc.	2,743,450
47,370	Spire, Inc.	3,261,898

		6,005,348

	Health Care Providers & Services — 0.9%
36,645	Tenet Healthcare Corp.(a)	1,787,910

	Hotels, Restaurants & Leisure — 4.3%
111,935	Bally’s Corp.(a)	2,169,300
177,275	Everi Holdings, Inc.(a)	2,543,896
156,779	International Game Technology PLC	3,555,748

		8,268,944

	Household Durables — 2.4%
36,000	Installed Building Products, Inc.	3,081,600
15,405	Meritage Homes Corp.(a)	1,420,341

		4,501,941

	Insurance — 3.0%
55,820	First American Financial Corp.	2,921,619
31,350	Selective Insurance Group, Inc.	2,777,923

		5,699,542

	IT Services — 3.8%
15,715	ExlService Holdings, Inc.(a)	2,662,593
58,175	WNS Holdings Ltd., ADR(a)	4,653,418

		7,316,011

	Life Sciences Tools & Services — 2.3%
134,495	Avantor, Inc.(a)	$2,836,500
105,950	Maravai LifeSciences Holdings, Inc., Class A(a)	1,516,144

		4,352,644

	Machinery — 6.6%
22,220	Alamo Group, Inc.	3,146,352
51,775	Federal Signal Corp.	2,405,984
45,280	Franklin Electric Co., Inc.	3,611,080
23,630	Watts Water Technologies, Inc., Class A	3,455,415

		12,618,831

	Marine — 1.6%
46,475	Kirby Corp.(a)	2,990,666

	Media — 0.4%
66,740	Gray Television, Inc.	746,821

	Oil, Gas & Consumable Fuels — 3.1%
37,535	Antero Resources Corp.(a)	1,163,210
48,070	Comstock Resources, Inc.	659,040
25,070	Ovintiv, Inc.	1,271,300
28,630	PDC Energy, Inc.	1,817,432
184,045	Southwestern Energy Co.(a)	1,076,663

		5,987,645

	Personal Products — 0.5%
110,570	Coty, Inc., Class A(a)	946,479

	Professional Services — 3.2%
48,150	ASGN, Inc.(a)	3,923,262
38,830	Kforce, Inc.	2,129,049

		6,052,311

	REITs – Mortgage — 1.6%
123,440	MFA Financial, Inc.	1,215,884
65,050	PennyMac Mortgage Investment Trust	805,970
59,850	Two Harbors Investment Corp.	943,834

		2,965,688

	REITs – Storage — 1.5%
77,675	National Storage Affiliates Trust	2,805,621

	REITs – Warehouse/Industrials — 1.7%
100,840	STAG Industrial, Inc.	3,258,140

	Road & Rail — 3.3%
21,830	Landstar System, Inc.	3,556,107
13,280	Saia, Inc.(a)	2,784,550

		6,340,657

	Semiconductors & Semiconductor Equipment — 6.1%
73,700	Ichor Holdings Ltd.(a)	1,976,634
31,955	MKS Instruments, Inc.	2,707,547
134,565	Rambus, Inc.(a)	4,820,118
63,510	Ultra Clean Holdings, Inc.(a)	2,105,357

		11,609,656

	Specialty Retail — 0.9%
6,165	RH(a)	1,647,226

	Textiles, Apparel & Luxury Goods — 1.4%
46,830	Capri Holdings Ltd.(a)	2,684,296

	Trading Companies & Distributors — 9.5%
52,080	Beacon Roofing Supply, Inc.(a)	2,749,303
130,295	Core & Main, Inc., Class A(a)	2,515,997
46,220	GATX Corp.	4,915,035
36,155	Rush Enterprises, Inc., Class A	1,890,183
102,185	Univar Solutions, Inc.(a)	3,249,483
11,215	Watsco, Inc.	2,797,021

		18,117,022

	Total Common Stocks (Identified Cost $170,680,218)	175,907,190

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2022

Vaughan Nelson Small Cap Value Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 5.9%
$11,203,500	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $11,205,740 on 1/03/2023 collateralized by $5,674,400 U.S. Treasury Inflation Indexed Bond, 3.625% due 4/15/2028 valued at $11,427,618 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $11,203,500)	$11,203,500

	Total Investments — 98.2% (Identified Cost $181,883,718)	187,110,690
	Other assets less liabilities — 1.8%	3,423,843

	Net Assets — 100.0%	$190,534,533

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2022

Trading Companies & Distributors	9.5%
Electronic Equipment, Instruments & Components	8.7
Chemicals	6.9
Machinery	6.6
Semiconductors & Semiconductor Equipment	6.1
Banks	5.5
Capital Markets	5.0
Hotels, Restaurants & Leisure	4.3
IT Services	3.8
Road & Rail	3.3
Professional Services	3.2
Gas Utilities	3.2
Oil, Gas & Consumable Fuels	3.1
Insurance	3.0
Household Durables	2.4
Life Sciences Tools & Services	2.3
Other Investments, less than 2% each	15.4
Short-Term Investments	5.9

Total Investments	98.2
Other assets less liabilities	1.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Statements of Assets and Liabilities

December 31, 2022

	International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Natixis U.S. Equity Opportunities Fund
ASSETS
Investments at cost	$29,725,133	$353,291,056	$390,069,453	$629,351,059
Net unrealized appreciation (depreciation)	(5,376,738)	(6,851,031)	(34,804,906)	102,928,683

Investments at value	24,348,395	346,440,025	355,264,547	732,279,742
Cash	—	18	11	—
Foreign currency at value (identified cost $42,380, $0, $103,550 and $0, respectively)	43,103	—	103,596	—
Receivable for Fund shares sold	—	3,214,559	1,059,829	3,904,350
Receivable for securities sold	198,763	—	524,466	3,339,180
Dividends and interest receivable	58,714	423,072	11,620	447,824
Tax reclaims receivable	49,957	—	4,589,998	455,920
Prepaid expenses (Note 8)	558	597	593	633

TOTAL ASSETS	24,699,490	350,078,271	361,554,660	740,427,649

LIABILITIES
Payable for securities purchased	49,986	—	508,653	651,776
Payable for Fund shares redeemed	—	707,405	590,044	3,575,528
Foreign taxes payable (Note 2)	—	—	65,132	—
Management fees payable (Note 6)	2,120	149,707	176,831	454,057
Deferred Trustees’ fees (Note 6)	5,779	662,702	126,450	508,361
Administrative fees payable (Note 6)	990	14,932	14,681	29,985
Payable to distributor (Note 6d)	2	2,668	6,200	2,443
Audit and tax services fees payable	44,820	43,526	44,962	44,627
Other accounts payable and accrued expenses	14,967	29,774	107,900	1,334,381

TOTAL LIABILITIES	118,664	1,610,714	1,640,853	6,601,158

NET ASSETS	$24,580,826	$348,467,557	$359,913,807	$733,826,491

NET ASSETS CONSIST OF:
Paid-in capital	$30,614,860	$366,340,856	$531,637,430	$637,349,787
Accumulated earnings (loss)	(6,034,034)	(17,873,299)	(171,723,623)	96,476,704

NET ASSETS	$24,580,826	$348,467,557	$359,913,807	$733,826,491

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$125,085	$192,750,028	$120,315,724	$512,391,643

Shares of beneficial interest	15,953	8,945,206	9,610,821	17,660,428

Net asset value and redemption price per share	$7.84	$21.55	$12.52	$29.01

Offering price per share (100/94.25 of net asset value) (Note 1)	$8.32	$22.86	$13.28	$30.78

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$788	$51,987,425	$39,201,565	$29,355,662

Shares of beneficial interest	101	3,105,417	3,185,678	2,421,225

Net asset value and offering price per share	$7.77 *	$16.74	$12.31	$12.12

Class N shares:
Net assets	$21,330,920	$517,155	$221,614	$167,383

Shares of beneficial interest	2,717,489	22,140	17,784	4,438

Net asset value, offering and redemption price per share	$7.85	$23.36	$12.46	$37.72

Class Y shares:
Net assets	$3,124,033	$103,212,949	$200,174,904	$191,911,803

Shares of beneficial interest	397,996	4,432,248	16,072,947	5,103,467

Net asset value, offering and redemption price per share	$7.85	$23.29	$12.45	$37.60

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

43  |

Statements of Assets and Liabilities (continued)

December 31, 2022

	Vaughan Nelson Mid Cap Fund	Vaughan Nelson Small Cap Value Fund
ASSETS
Investments at cost	$226,169,537	$181,883,718
Net unrealized appreciation	37,011,474	5,226,972

Investments at value	263,181,011	187,110,690
Cash	10,995	—
Receivable for Fund shares sold	99,520	3,902,107
Dividends and interest receivable	282,314	219,556
Prepaid expenses (Note 8)	582	568

TOTAL ASSETS	263,574,422	191,232,921

LIABILITIES
Payable for securities purchased	703,559	—
Payable for Fund shares redeemed	218,144	300,292
Management fees payable (Note 6)	143,942	105,650
Deferred Trustees’ fees (Note 6)	197,539	222,185
Administrative fees payable (Note 6)	10,668	7,493
Payable to distributor (Note 6d)	2,113	1,107
Audit and tax services fees payable	44,483	43,556
Other accounts payable and accrued expenses	33,286	18,105

TOTAL LIABILITIES	1,353,734	698,388

NET ASSETS	$262,220,688	$190,534,533

NET ASSETS CONSIST OF:
Paid-in capital	$250,562,518	$188,067,956
Accumulated earnings	11,658,170	2,466,577

NET ASSETS	$262,220,688	$190,534,533

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$33,507,179	$66,338,608

Shares of beneficial interest	1,706,007	4,372,373

Net asset value and redemption price per share	$19.64	$15.17

Offering price per share (100/94.25 of net asset value) (Note 1)	$20.84	$16.10

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$7,404,688	$2,118,173

Shares of beneficial interest	417,245	399,337

Net asset value and offering price per share	$17.75	$5.30

Class N shares:
Net assets	$72,804,251	$1,492,979

Shares of beneficial interest	3,649,950	92,360

Net asset value, offering and redemption price per share	$19.95	$16.16

Class Y shares:
Net assets	$148,504,570	$120,584,773

Shares of beneficial interest	7,430,185	7,467,964

Net asset value, offering and redemption price per share	$19.99	$16.15

See accompanying notes to financial statements.

|  44

Statements of Operations

For the Year Ended December 31, 2022

	International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Natixis U.S. Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$361,963	$7,377,720	$12,087,259	$10,752,217
Interest	2,350	92,619	37,971	89,389
Less net foreign taxes withheld	(31,132)	(400)	(1,283,297)	(121,515)

	333,181	7,469,939	10,841,933	10,720,091

Expenses
Management fees (Note 6)	166,121	2,959,141	3,278,920	6,413,195
Service and distribution fees (Note 6)	379	1,080,718	813,869	1,906,756
Administrative fees (Note 6)	10,010	198,579	187,904	397,716
Trustees’ fees and expenses (Note 6)	12,522	25,691	24,801	38,626
Trustees’ fees deferred compensation (Note 6)	2,762	(95,019)	(12,938)	(69,538)
Transfer agent fees and expenses (Notes 6 and 7)	4,349	394,095	719,310	554,506
Audit and tax services fees	44,825	43,569	66,982	46,437
Custodian fees and expenses	15,905	19,708	130,582	39,195
Legal fees (Note 8)	761	15,476	14,014	30,092
Registration fees	64,670	110,190	88,142	87,708
Shareholder reporting expenses	11,698	49,008	104,608	92,215
Miscellaneous expenses	39,711	38,841	101,519	55,148

Total expenses	373,713	4,839,997	5,517,713	9,592,056
Less waiver and/or expense reimbursement (Note 6)	(172,690)	(238,414)	(948,938)	(906)

Net expenses	201,023	4,601,583	4,568,775	9,591,150

Net investment income	132,158	2,868,356	6,273,158	1,128,941

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(86,495)	42,131,981	(26,067,532)	79,629,441
Forward foreign currency contracts (Note 2d)	—	—	473,946	—
Foreign currency transactions (Note 2c)	(4,211)	—	(21,402)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(4,318,729)	(116,959,779)	(63,246,155)	(306,104,548)
Forward foreign currency contracts (Note 2d)	—	—	94,327	—
Foreign currency translations (Note 2c)	398	—	(243,343)	(5,545)

Net realized and unrealized loss on investments, forward foreign currency contracts and foreign currency transactions	(4,409,037)	(74,827,798)	(89,010,159)	(226,480,652)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,276,879)	$(71,959,442)	$(82,737,001)	$(225,351,711)

See accompanying notes to financial statements.

45  |

Statements of Operations (continued)

For the Year Ended December 31, 2022

	Vaughan Nelson Mid Cap Fund	Vaughan Nelson Small Cap Value Fund
INVESTMENT INCOME
Dividends	$5,095,697	$1,735,376
Interest	60,836	71,194
Less net foreign taxes withheld	—	(5,211)

	5,156,533	1,801,359

Expenses
Management fees (Note 6)	2,292,180	1,298,748
Service and distribution fees (Note 6)	176,160	191,256
Administrative fees (Note 6)	137,881	69,157
Trustees’ fees and expenses (Note 6)	21,253	16,648
Trustees’ fees deferred compensation (Note 6)	(24,416)	(30,346)
Transfer agent fees and expenses (Notes 6 and 7)	205,559	151,516
Audit and tax services fees	44,492	43,575
Custodian fees and expenses	14,946	11,469
Legal fees (Note 8)	10,553	4,784
Registration fees	78,393	89,262
Shareholder reporting expenses	36,100	28,121
Miscellaneous expenses	38,661	31,982

Total expenses	3,031,762	1,906,172
Less waiver and/or expense reimbursement (Note 6)	(142,438)	(187,632)

Net expenses	2,889,324	1,718,540

Net investment income	2,267,209	82,819

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(21,324,989)	4,298,905
Net change in unrealized appreciation (depreciation) on:
Investments	(18,052,025)	(19,344,302)

Net realized and unrealized loss on investments	(39,377,014)	(15,045,397)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(37,109,805)	$(14,962,578)

See accompanying notes to financial statements.

|  46

Statements of Changes in Net Assets

	International Growth Fund		Natixis Oakmark Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$132,158	$68,456	$2,868,356	$633,264
Net realized gain (loss) on investments and foreign currency transactions	(90,706)	(203,613)	42,131,981	28,561,069
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(4,318,331)	(1,246,367)	(116,959,779)	53,375,247

Net increase (decrease) in net assets resulting from operations	(4,276,879)	(1,381,524)	(71,959,442)	82,569,580

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(565)	(1,712)	(28,746,130)	(14,668,177)
Class C	—	(540)	(9,213,071)	(3,860,638)
Class N	(155,851)	(404,221)	(73,284)	(42,243)
Class Y	(21,469)	(3,739)	(15,943,567)	(6,180,207)

Total distributions	(177,885)	(410,212)	(53,976,052)	(24,751,265)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	5,709,899	9,897,595	102,236,626	69,746,167

Net increase (decrease) in net assets	1,255,135	8,105,859	(23,698,868)	127,564,482
NET ASSETS
Beginning of the year	23,325,691	15,219,832	372,166,425	244,601,943

End of the year	$24,580,826	$23,325,691	$348,467,557	$372,166,425

See accompanying notes to financial statements.

47  |

Statements of Changes in Net Assets (continued)

	Natixis Oakmark International Fund		Natixis U.S. Equity Opportunities Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$6,273,158	$9,327,403	$1,128,941	$(2,363,534)
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(25,614,988)	37,081,829	79,629,441	116,863,738
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	(63,395,171)	(4,477,434)	(306,110,093)	97,061,972

Net increase (decrease) in net assets resulting from operations	(82,737,001)	41,931,798	(225,351,711)	211,562,176

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,112,696)	(2,330,358)	(85,070,822)	(76,697,366)
Class C	(316,972)	(418,451)	(10,955,220)	(11,757,176)
Class N	(4,576)	(12,581)	(20,693)	(15,616)
Class Y	(4,025,613)	(5,540,267)	(26,488,550)	(23,677,132)

Total distributions	(6,459,857)	(8,301,657)	(122,535,285)	(112,147,290)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(86,758,283)	(1,920,547)	5,882,691	20,061,764

Net increase (decrease) in net assets	(175,955,141)	31,709,594	(342,004,305)	119,476,650
NET ASSETS
Beginning of the year	535,868,948	504,159,354	1,075,830,796	956,354,146

End of the year	$359,913,807	$535,868,948	$733,826,491	$1,075,830,796

See accompanying notes to financial statements.

|  48

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Mid Cap Fund		Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$2,267,209	$1,331,082	$82,819	$174,435
Net realized gain (loss) on investments	(21,324,989)	56,422,377	4,298,905	33,988,295
Net change in unrealized appreciation (depreciation) on investments	(18,052,025)	4,168,218	(19,344,302)	828,120

Net increase (decrease) in net assets resulting from operations	(37,109,805)	61,921,677	(14,962,578)	34,990,850

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,087,431)	(5,329,869)	(3,939,067)	(14,352,433)
Class C	(262,976)	(1,799,416)	(240,247)	(339,165)
Class N	(2,652,401)	(12,164,843)	(77,738)	(233,321)
Class Y	(5,985,855)	(33,148,269)	(5,400,412)	(11,433,578)

Total distributions	(9,988,663)	(52,442,397)	(9,657,464)	(26,358,497)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(58,219,497)	68,004,051	65,258,561	29,370,496

Net increase (decrease) in net assets	(105,317,965)	77,483,331	40,638,519	38,002,849
NET ASSETS
Beginning of the year	367,538,653	290,055,322	149,896,014	111,893,165

End of the year	$262,220,688	$367,538,653	$190,534,533	$149,896,014

See accompanying notes to financial statements.

49  |

Financial Highlights

For a share outstanding throughout each period.

	International Growth Fund—Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$9.57	$10.13	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02	(0.01)	0.01
Net realized and unrealized gain (loss)	(1.71)	(0.41)	0.13

Total from Investment Operations	(1.69)	(0.42)	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	(0.01)	(0.01)
Net realized capital gains	—	(0.13)	—

Total Distributions	(0.04)	(0.14)	(0.01)

Net asset value, end of the period	$7.84	$9.57	$10.13

Total return(b)(c)	(17.71)%	(4.07)%	1.37	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$125	$113	$1
Net expenses(e)	1.20%	1.20%	1.20	%(f)
Gross expenses	2.05%	2.71%	13.05	%(f)
Net investment income (loss)	0.26%	(0.07)%	1.28	%(f)
Portfolio turnover rate	11%	9%	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Growth Fund—Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021		Period Ended December 31, 2020*
Net asset value, beginning of the period	$9.51	$10.13		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02	(0.09)		0.00	(b)
Net realized and unrealized gain (loss)	(1.76)	(0.40)		0.13

Total from Investment Operations	(1.74)	(0.49)		0.13

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.00	)(b)	(0.00	)(b)
Net realized capital gains	—	(0.13)		—

Total Distributions	—	(0.13)		(0.00)

Net asset value, end of the period	$7.77	$9.51		$10.13

Total return(c)(d)	(18.30)%	(4.79)%		1.33	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1	$38		$1
Net expenses(f)	1.95%	1.95%		1.95	%(g)
Gross expenses	2.79%	3.46%		13.78	%(g)
Net investment income (loss)	0.21%	(0.90)%		0.55	%(g)
Portfolio turnover rate	11%	9%		1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Growth Fund—Class N
	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$9.58	$10.13	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.03	0.01
Net realized and unrealized gain (loss)	(1.72)	(0.42)	0.13

Total from Investment Operations	(1.67)	(0.39)	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.03)	(0.01)
Net realized capital gains	—	(0.13)	—

Total Distributions	(0.06)	(0.16)	(0.01)

Net asset value, end of the period	$7.85	$9.58	$10.13

Total return(b)	(17.47)%	(3.77)%	1.38	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21,331	$22,953	$15,206
Net expenses(d)	0.90%	0.90%	0.90	%(e)
Gross expenses	1.67%	1.58%	6.48	%(e)
Net investment income	0.62%	0.29%	1.43	%(e)
Portfolio turnover rate	11%	9%	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Growth Fund—Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$9.58	$10.13	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04	0.02	0.01
Net realized and unrealized gain (loss)	(1.72)	(0.41)	0.13

Total from Investment Operations	(1.68)	(0.39)	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.03)	(0.01)
Net realized capital gains	—	(0.13)	—

Total Distributions	(0.05)	(0.16)	(0.01)

Net asset value, end of the period	$7.85	$9.58	$10.13

Total return(b)	(17.50)%	(3.81)%	1.38	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,124	$222	$12
Net expenses(d)	0.95%	0.95%	0.95	%(e)
Gross expenses	1.80%	2.46%	12.58	%(e)
Net investment income	0.47%	0.19%	1.63	%(e)
Portfolio turnover rate	11%	9%	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class A
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$29.04		$23.20		$22.45		$19.44		$24.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.07		0.11	(b)	0.18	(c)	0.10
Net realized and unrealized gain (loss)	(4.00)		7.81		2.78		4.93		(3.28)

Total from Investment Operations	(3.83)		7.88		2.89		5.11		(3.18)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.05)		(0.12)		(0.21)		(0.08)
Net realized capital gains	(3.46)		(1.99)		(2.02)		(1.89)		(2.02)

Total Distributions	(3.66)		(2.04)		(2.14)		(2.10)		(2.10)

Net asset value, end of the period	$21.55		$29.04		$23.20		$22.45		$19.44

Total return(d)	(13.30	)%(e)	33.97	%(e)	13.01	%(b)	26.77	%(c)	(13.01)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$192,750		$222,435		$170,702		$181,417		$164,748
Net expenses	1.05	%(f)	1.12	%(f)(g)	1.20	%(h)	1.17%		1.13%
Gross expenses	1.10%		1.14%		1.20	%(h)	1.17%		1.13%
Net investment income	0.65%		0.25%		0.53	%(b)	0.85	%(c)	0.41%
Portfolio turnover rate	69%		23%		22%		15%		39%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05, total return would have been 12.72% and the ratio of net investment income to average net assets would have been 0.27%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.13, total return would have been 26.50% and the ratio of net investment income to average net assets would have been 0.62%.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 1.30% to 1.05%.
(h)	Includes refund of prior year service fee of 0.01%.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class C
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$23.50		$19.17		$18.92		$16.66		$21.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.02)		(0.12)		(0.04	)(b)	0.02	(c)	(0.07)
Net realized and unrealized gain (loss)	(3.23)		6.44		2.31		4.20		(2.83)

Total from Investment Operations	(3.25)		6.32		2.27		4.22		(2.90)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		(0.00	)(d)	—		(0.07)		—
Net realized capital gains	(3.46)		(1.99)		(2.02)		(1.89)		(2.02)

Total Distributions	(3.51)		(1.99)		(2.02)		(1.96)		(2.02)

Net asset value, end of the period	$16.74		$23.50		$19.17		$18.92		$16.66

Total return(e)	(13.97	)%(f)	32.99	%(f)	12.15	%(b)	25.82	%(c)	(13.63)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$51,987		$50,042		$35,940		$54,384		$53,606
Net expenses	1.80	%(g)	1.87	%(g)(h)	1.95%		1.92%		1.88%
Gross expenses	1.85%		1.89%		1.95%		1.92%		1.88%
Net investment income (loss)	(0.10)%		(0.49)%		(0.23	)%(b)	0.12	%(c)	(0.33)%
Portfolio turnover rate	69%		23%		22%		15%		39%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.08), total return would have been 11.85% and the ratio of net investment loss to average net assets would have been (0.46)%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.02), total return would have been 25.50% and the ratio of net investment loss to average net assets would have been (0.12)%.

(d)	Amount rounds to less than $0.01 per share.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2021, the expense limit decreased from 2.05% to 1.80%.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class N
	Year Ended December 31, 2022	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$31.13	$24.72		$23.78		$20.49		$25.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.23		0.18	(b)	0.22	(c)	0.22
Net realized and unrealized gain (loss)	(4.29)	8.31		2.98		5.25		(3.45)

Total from Investment Operations	(4.03)	8.54		3.16		5.47		(3.23)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.14)		(0.20)		(0.29)		(0.17)
Net realized capital gains	(3.46)	(1.99)		(2.02)		(1.89)		(2.02)

Total Distributions	(3.74)	(2.13)		(2.22)		(2.18)		(2.19)

Net asset value, end of the period	$23.36	$31.13		$24.72		$23.78		$20.49

Total return(d)	(13.06)%	34.54%		13.41	%(b)	27.16	%(c)	(12.60)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$517	$682		$364		$801		$10
Net expenses(e)	0.75%	0.80	%(f)	0.86%		0.83%		0.75%
Gross expenses	0.93%	1.55%		1.05%		1.25%		3.79%
Net investment income	0.93%	0.79%		0.85	%(b)	0.93	%(c)	0.88%
Portfolio turnover rate	69%	23%		22%		15%		39%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.14, total return would have been 13.13% and the ratio of net investment income to average net assets would have been 0.67%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.22, total return would have been 26.90% and the ratio of net investment income to average net assets would have been 0.92%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.00% to 0.75%.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class Y
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$31.04		$24.68		$23.75		$20.46		$25.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25		0.17		0.17	(b)	0.27	(c)	0.17
Net realized and unrealized gain (loss)	(4.28)		8.31		2.95		5.17		(3.44)

Total from Investment Operations	(4.03)		8.48		3.12		5.44		(3.27)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)		(0.13)		(0.17)		(0.26)		(0.15)
Net realized capital gains	(3.46)		(1.99)		(2.02)		(1.89)		(2.02)

Total Distributions	(3.72)		(2.12)		(2.19)		(2.15)		(2.17)

Net asset value, end of the period	$23.29		$31.04		$24.68		$23.75		$20.46

Total return	(13.10	)%(d)	34.35	%(d)	13.28	%(b)	27.06	%(c)(d)	(12.76)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$103,213		$99,008		$37,595		$46,836		$53,829
Net expenses	0.80	%(e)	0.86	%(e)(f)	0.95%		0.91	%(e)	0.88%
Gross expenses	0.85%		0.89%		0.95%		0.92%		0.88%
Net investment income	0.89%		0.56%		0.79	%(b)	1.16	%(c)	0.68%
Portfolio turnover rate	69%		23%		22%		15%		39%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.12, total return would have been 13.00% and the ratio of net investment income to average net assets would have been 0.55%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.20, total return would have been 26.80% and the ratio of net investment income to average net assets would have been 0.90%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.05% to 0.80%.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class A
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$15.15		$14.15		$13.63		$11.29		$15.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.19		0.27	(b)	(0.00	)(c)	0.37	(d)	0.25
Net realized and unrealized gain (loss)	(2.60)		0.96		0.55	(e)	2.38		(4.02)

Total from Investment Operations	(2.41)		1.23		0.55		2.75		(3.77)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.23)		(0.03)		(0.41)		(0.29)
Net realized capital gains	—		—		—		—		(0.23)

Total Distributions	(0.22)		(0.23)		(0.03)		(0.41)		(0.52)

Net asset value, end of the period	$12.52		$15.15		$14.15		$13.63		$11.29

Total return(f)	(15.91	)%(g)	8.73	%(b)(g)	4.06	%(g)	24.35	%(d)	(24.15)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$120,316		$152,900		$131,630		$172,906		$257,551
Net expenses	1.15	%(h)	1.17	%(h)(i)	1.29	%(h)(j)	1.29%		1.31%
Gross expenses	1.38%		1.34%		1.36%		1.29%		1.31%
Net investment income (loss)	1.48%		1.73	%(b)	(0.03)%		2.91	%(d)	1.72%
Portfolio turnover rate	33%		37%		63%		28%		50%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.13, total return would have been 7.74% and the ratio of net investment income to average net assets would have been 0.84%.

(c)	Amount rounds to less than $0.01 per share.
(d)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.55% and the ratio of net investment income to average net assets would have been 2.26%.

(e)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(f)	A sales charge for Class A shares is not reflected in total return calculations.
(g)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(i)	Effective July 1, 2021, the expense limit decreased from 1.20% to 1.15%.
(j)	Effective July 1, 2020, the expense limit decreased from 1.37% to 1.20%.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class C
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$14.86		$13.85		$13.41		$11.11		$15.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.10		0.13	(b)	(0.08)		0.26	(c)	0.13
Net realized and unrealized gain (loss)	(2.55)		0.97		0.52	(d)	2.34		(3.92)

Total from Investment Operations	(2.45)		1.10		0.44		2.60		(3.79)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.09)		—		(0.30)		(0.17)
Net realized capital gains	—		—		—		—		(0.23)

Total Distributions	(0.10)		(0.09)		—		(0.30)		(0.40)

Net asset value, end of the period	$12.31		$14.86		$13.85		$13.41		$11.11

Total return(e)	(16.50	)%(f)	7.92	%(b)(f)	3.28	%(f)	23.44	%(c)	(24.74)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$39,202		$69,335		$96,772		$179,533		$212,618
Net expenses	1.90	%(g)	1.93	%(g)(h)	2.05	%(g)(i)	2.04%		2.07%
Gross expenses	2.13%		2.09%		2.11%		2.04%		2.07%
Net investment income (loss)	0.78%		0.85	%(b)	(0.76)%		2.09	%(c)	0.94%
Portfolio turnover rate	33%		37%		63%		28%		50%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.02, total return would have been 6.98% and the ratio of net investment income to average net assets would have been 0.13%.

(c)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.18, total return would have been 22.63% and the ratio of net investment income to average net assets would have been 1.43%.

(d)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2021, the expense limit decreased from 1.95% to 1.90%.
(i)	Effective July 1, 2020, the expense limit decreased from 2.12% to 1.95%.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class N
	Year Ended December 31, 2022	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$15.08	$14.09		$13.56		$11.25		$15.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32	0.38	(b)	0.04		0.33	(c)	0.28
Net realized and unrealized gain (loss)	(2.68)	0.89		0.56	(d)	2.45		(4.02)

Total from Investment Operations	(2.36)	1.27		0.60		2.78		(3.74)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.28)		(0.07)		(0.47)		(0.36)
Net realized capital gains	—	—		—		—		(0.23)

Total Distributions	(0.26)	(0.28)		(0.07)		(0.47)		(0.59)

Net asset value, end of the period	$12.46	$15.08		$14.09		$13.56		$11.25

Total return(e)	(15.65)%	9.01	%(b)	4.44%		24.75	%(c)	(23.94)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$222	$704		$290		$811		$758
Net expenses(f)	0.85%	0.87	%(g)	0.92	%(h)	0.94%		0.99%
Gross expenses	1.01%	1.25%		1.17%		1.08%		1.02%
Net investment income	2.56%	2.49	%(b)	0.37%		2.56	%(c)	2.04%
Portfolio turnover rate	33%	37%		63%		28%		50%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.11, total return would have been 8.09% and the ratio of net investment income to average net assets would have been 0.70%.

(c)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.27, total return would have been 23.94% and the ratio of net investment income to average net assets would have been 2.15%.

(d)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 0.90% to 0.85%.
(h)	Effective July 1, 2020, the expense limit decreased from 1.07% to 0.90%.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class Y
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$15.07		$14.08		$13.56		$11.25		$15.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.30	(b)	0.04		0.37	(c)	0.26
Net realized and unrealized gain (loss)	(2.58)		0.96		0.55	(d)	2.40		(3.99)

Total from Investment Operations	(2.36)		1.26		0.59		2.77		(3.73)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)		(0.27)		(0.07)		(0.46)		(0.35)
Net realized capital gains	—		—		—		—		(0.23)

Total Distributions	(0.26)		(0.27)		(0.07)		(0.46)		(0.58)

Net asset value, end of the period	$12.45		$15.07		$14.08		$13.56		$11.25

Total return	(15.71	)%(e)	8.97	%(b)(e)	4.32	%(e)	24.64	%(c)	(23.93)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$200,175		$312,930		$275,468		$244,586		$215,123
Net expenses	0.90	%(f)	0.92	%(f)(g)	1.03	%(f)(h)	1.04%		1.07%
Gross expenses	1.13%		1.09%		1.11%		1.04%		1.07%
Net investment income	1.66%		1.96	%(b)	0.41%		2.91	%(c)	1.85%
Portfolio turnover rate	33%		37%		63%		28%		50%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.17, total return would have been 8.04% and the ratio of net investment income to average net assets would have been 1.07%.

(c)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.84% and the ratio of net investment income to average net assets would have been 2.29%.

(d)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 0.95% to 0.90%.
(h)	Effective July 1, 2020, the expense limit decreased from 1.12% to 0.95%.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$43.12	$39.04	$36.53	$31.00		$36.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.03	(0.11)	(0.05)	0.15	(b)	0.08
Net realized and unrealized gain (loss)	(8.89)	8.99	7.66	9.34		(2.51)

Total from Investment Operations	(8.86)	8.88	7.61	9.49		(2.43)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	—	—	(0.17)		(0.05)
Net realized capital gains	(5.22)	(4.80)	(5.10)	(3.79)		(3.42)

Total Distributions	(5.25)	(4.80)	(5.10)	(3.96)		(3.47)

Net asset value, end of the period	$29.01	$43.12	$39.04	$36.53		$31.00

Total return(c)	(21.15)%	23.14%	22.09%	31.03	%(b)	(6.48)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$512,392	$733,423	$649,754	$616,922		$523,665
Net expenses	1.12%	1.14%	1.17%	1.17%		1.16%
Gross expenses	1.12%	1.14%	1.17%	1.17%		1.16%
Net investment income (loss)	0.09%	(0.25)%	(0.14)%	0.42	%(b)	0.20%
Portfolio turnover rate	46%	18%	26%	12%		23%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.09, total return would have been 30.87% and the ratio of net investment income to average net assets would have been 0.26%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$21.82	$21.89	$22.65	$20.42		$25.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.12)	(0.24)	(0.19)	(0.07	)(b)	(0.14)
Net realized and unrealized gain (loss)	(4.36)	4.97	4.53	6.10		(1.75)

Total from Investment Operations	(4.48)	4.73	4.34	6.03		(1.89)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	(0.01)		—
Net realized capital gains	(5.22)	(4.80)	(5.10)	(3.79)		(3.42)

Total Distributions	(5.22)	(4.80)	(5.10)	(3.80)		(3.42)

Net asset value, end of the period	$12.12	$21.82	$21.89	$22.65		$20.42

Total return(c)	(21.77)%	22.27%	21.15%	30.06	%(b)	(7.18)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$29,356	$57,492	$63,126	$77,924		$78,783
Net expenses	1.87%	1.89%	1.92%	1.92%		1.91%
Gross expenses	1.87%	1.89%	1.92%	1.92%		1.91%
Net investment loss	(0.66)%	(0.99)%	(0.87)%	(0.31	)%(b)	(0.54)%
Portfolio turnover rate	46%	18%	26%	12%		23%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.11), total return would have been 29.85% and the ratio of net investment loss to average net assets would have been (0.48)%.

(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class N
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$54.14	$47.84	$43.61	$36.37		$42.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.03	0.13	0.19	(b)	0.25
Net realized and unrealized gain (loss)	(11.23)	11.07	9.20	11.14		(2.91)

Total from Investment Operations	(11.05)	11.10	9.33	11.33		(2.66)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	—	—	(0.30)		(0.18)
Net realized capital gains	(5.22)	(4.80)	(5.10)	(3.79)		(3.42)

Total Distributions	(5.37)	(4.80)	(5.10)	(4.09)		(3.60)

Net asset value, end of the period	$37.72	$54.14	$47.84	$43.61		$36.37

Total return(c)	(20.88)%	23.53%	22.48%	31.44	%(b)	(6.11)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$167	$177	$172	$654		$1
Net expenses(d)	0.81%	0.83%	0.84%	0.83%		0.76%
Gross expenses	1.34%	1.38%	1.13%	1.42%		13.35%
Net investment income	0.41%	0.06%	0.31%	0.44	%(b)	0.56%
Portfolio turnover rate	46%	18%	26%	12%		23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.19, total return would have been 31.27% and the ratio of net investment income to average net assets would have been 0.44%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$53.99	$47.74		$43.56	$36.33		$42.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.00	(b)	0.05	0.29	(c)	0.20
Net realized and unrealized gain (loss)	(11.20)	11.05		9.23	10.99		(2.92)

Total from Investment Operations	(11.05)	11.05		9.28	11.28		(2.72)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	—		—	(0.26)		(0.14)
Net realized capital gains	(5.22)	(4.80)		(5.10)	(3.79)		(3.42)

Total Distributions	(5.34)	(4.80)		(5.10)	(4.05)		(3.56)

Net asset value, end of the period	$37.60	$53.99		$47.74	$43.56		$36.33

Total return	(20.95)%	23.48%		22.36%	31.36	%(c)(d)	(6.24)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$191,912	$284,738		$243,302	$283,864		$296,255
Net expenses	0.87%	0.89%		0.92%	0.91	%(e)	0.91%
Gross expenses	0.87%	0.89%		0.92%	0.92%		0.91%
Net investment income	0.35%	0.00	%(f)	0.13%	0.69	%(c)	0.45%
Portfolio turnover rate	46%	18%		26%	12%		23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.22, total return would have been 31.16% and the ratio of net investment income to average net assets would have been 0.53%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class A
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$22.70		$21.79		$22.42		$17.37		$22.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.05		0.07		0.03		0.09
Net realized and unrealized gain (loss)	(2.53)		4.52		1.96		5.21		(3.71)

Total from Investment Operations	(2.42)		4.57		2.03		5.24		(3.62)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.04)		(0.04)		(0.02)		(0.15)
Net realized capital gains	(0.51)		(3.62)		(2.62)		(0.17)		(1.51)

Total Distributions	(0.64)		(3.66)		(2.66)		(0.19)		(1.66)

Net asset value, end of the period	$19.64		$22.70		$21.79		$22.42		$17.37

Total return(b)	(10.80	)%(c)	21.32	%(c)	10.46	%(c)	30.21	%(c)	(16.10)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$33,507		$37,849		$30,567		$33,434		$43,769
Net expenses	1.15	%(d)	1.17	%(d)(e)	1.20	%(d)	1.25	%(d)(f)(g)	1.24%
Gross expenses	1.21%		1.23%		1.29%		1.28	%(f)	1.24%
Net investment income	0.55%		0.22%		0.35%		0.16%		0.42%
Portfolio turnover rate	53%		71%		52%		52%		44%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 1.20% to 1.15%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.23% and the ratio of gross expenses would have been 1.26%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.40% to 1.20%.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class C
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$20.58		$20.15		$21.06		$16.43		$21.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)		(0.13)		(0.08)		(0.10)		(0.08)
Net realized and unrealized gain (loss)	(2.28)		4.18		1.79		4.90		(3.48)

Total from Investment Operations	(2.32)		4.05		1.71		4.80		(3.56)

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.00	)(b)	—		(0.00	)(b)	—
Net realized capital gains	(0.51)		(3.62)		(2.62)		(0.17)		(1.51)

Total Distributions	(0.51)		(3.62)		(2.62)		(0.17)		(1.51)

Net asset value, end of the period	$17.75		$20.58		$20.15		$21.06		$16.43

Total return(c)	(11.46	)%(d)	20.44	%(d)	9.60	%(d)	29.25	%(d)	(16.71)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,405		$11,436		$14,023		$21,932		$23,967
Net expenses	1.90	%(e)	1.93	%(e)(f)	1.95	%(e)	1.99	%(e)(g)(h)	1.98%
Gross expenses	1.96%		1.98%		2.04%		2.02	%(g)	1.98%
Net investment loss	(0.22)%		(0.56)%		(0.42)%		(0.50)%		(0.36)%
Portfolio turnover rate	53%		71%		52%		52%		44%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.95% to 1.90%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.98% and the ratio of gross expenses would have been 2.01%.
(h)	Effective July 1, 2019, the expense limit decreased from 2.15% to 1.95%.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class N
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$23.05		$22.07		$22.66		$17.54		$22.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.14		0.13		0.11		0.17
Net realized and unrealized gain (loss)	(2.57)		4.58		2.00		5.27		(3.75)

Total from Investment Operations	(2.40)		4.72		2.13		5.38		(3.58)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.12)		(0.10)		(0.09)		(0.24)
Net realized capital gains	(0.51)		(3.62)		(2.62)		(0.17)		(1.51)

Total Distributions	(0.70)		(3.74)		(2.72)		(0.26)		(1.75)

Net asset value, end of the period	$19.95		$23.05		$22.07		$22.66		$17.54

Total return	(10.54	)%(b)	21.70	%(b)	10.83	%(b)	30.67	%(b)	(15.78)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$72,804		$91,416		$17,965		$18,262		$70,902
Net expenses	0.85	%(c)	0.86	%(c)(d)	0.90	%(c)	0.92	%(c)(e)(f)	0.88%
Gross expenses	0.87%		0.89%		0.94%		0.93	%(e)	0.88%
Net investment income	0.84%		0.55%		0.65%		0.51%		0.76%
Portfolio turnover rate	53%		71%		52%		52%		44%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2021, the expense limit decreased from 0.90% to 0.85%.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.91% and the ratio of gross expenses would have been 0.91%.
(f)	Effective July 1, 2019, the expense limit decreased from 1.10% to 0.90%.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class Y
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$23.09		$22.10		$22.69		$17.57		$22.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16		0.11		0.12		0.10		0.15
Net realized and unrealized gain (loss)	(2.57)		4.60		2.00		5.26		(3.75)

Total from Investment Operations	(2.41)		4.71		2.12		5.36		(3.60)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)		(0.10)		(0.09)		(0.07)		(0.21)
Net realized capital gains	(0.51)		(3.62)		(2.62)		(0.17)		(1.51)

Total Distributions	(0.69)		(3.72)		(2.71)		(0.24)		(1.72)

Net asset value, end of the period	$19.99		$23.09		$22.10		$22.69		$17.57

Total return	(10.58	)%(b)	21.65	%(b)	10.76	%(b)	30.52	%(b)	(15.85)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$148,505		$226,838		$227,501		$298,705		$453,085
Net expenses	0.90	%(c)	0.93	%(c)(d)	0.95	%(c)	1.00	%(c)(e)(f)	0.99%
Gross expenses	0.96%		0.98%		1.04%		1.02	%(e)	0.99%
Net investment income	0.78%		0.45%		0.60%		0.48%		0.66%
Portfolio turnover rate	53%		71%		52%		52%		44%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2021, the expense limit decreased from 0.95% to 0.90%.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.98% and the ratio of gross expenses would have been 1.01%.
(f)	Effective July 1, 2019, the expense limit decreased from 1.15% to 0.95%.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class A
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$17.87		$16.69		$15.45		$12.48		$18.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.02)		0.00	(b)(c)	0.00	(c)	0.02		0.01
Net realized and unrealized gain (loss)	(1.78)		4.98		1.33		3.06		(2.76)

Total from Investment Operations	(1.80)		4.98		1.33		3.08		(2.75)

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.01)		(0.00	)(c)	(0.03)		(0.00	)(c)
Net realized capital gains	(0.90)		(3.79)		(0.09)		(0.08)		(3.48)

Total Distributions	(0.90)		(3.80)		(0.09)		(0.11)		(3.48)

Net asset value, end of the period	$15.17		$17.87		$16.69		$15.45		$12.48

Total return(d)	(10.19	)%(e)	30.24	%(b)(e)	8.91	%(e)	24.66	%(e)	(14.84)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$66,339		$81,493		$61,571		$67,525		$66,376
Net expenses	1.25	%(f)	1.27	%(f)(g)	1.32	%(f)(h)	1.40	%(f)(i)	1.38%
Gross expenses	1.37%		1.43%		1.53%		1.47%		1.38%
Net investment income (loss)	(0.12)%		0.01	%(b)	0.02%		0.12%		0.03%
Portfolio turnover rate	63%		92%		105%		61%		70%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.05), total return would have been 29.95% and the ratio of net investment loss to average net assets would have been (0.25)%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 1.30% to 1.25%.
(h)	Effective July 1, 2020, the expense limit decreased from 1.34% to 1.30%.
(i)	Effective July 1, 2019, the expense limit decreased from 1.45% to 1.34%.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class C
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$6.94		$8.34		$7.84		$6.41		$11.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)		(0.06	)(b)	(0.05)		(0.05)		(0.09)
Net realized and unrealized gain (loss)	(0.70)		2.45		0.64		1.57		(1.69)

Total from Investment Operations	(0.74)		2.39		0.59		1.52		(1.78)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		(0.00	)(c)	(0.01)		(0.00	)(c)
Net realized capital gains	(0.90)		(3.79)		(0.09)		(0.08)		(3.48)

Total Distributions	(0.90)		(3.79)		(0.09)		(0.09)		(3.48)

Net asset value, end of the period	$5.30		$6.94		$8.34		$7.84		$6.41

Total return(d)	(11.01	)%(e)	29.45	%(b)(e)	8.08	%(e)	23.69	%(e)	(15.51)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,118		$966		$983		$1,450		$3,480
Net expenses	2.00	%(f)	2.03	%(f)(g)	2.07	%(f)(h)	2.16	%(f)(i)	2.12%
Gross expenses	2.12%		2.19%		2.28%		2.23%		2.12%
Net investment loss	(0.74)%		(0.67	)%(b)	(0.71)%		(0.68)%		(0.83)%
Portfolio turnover rate	63%		92%		105%		61%		70%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.10), total return would have been 29.09% and the ratio of net investment loss to average net assets would have been (0.99)%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 2.05% to 2.00%.
(h)	Effective July 1, 2020, the expense limit decreased from 2.09% to 2.05%.
(i)	Effective July 1, 2019, the expense limit decreased from 2.20% to 2.09%.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class N
	Year Ended December 31, 2022	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$18.96	$17.52		$16.20		$13.08		$19.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04	0.01	(b)	0.04		0.08		0.08
Net realized and unrealized gain (loss)	(1.91)	5.29		1.42		3.20		(2.86)

Total from Investment Operations	(1.87)	5.30		1.46		3.28		(2.78)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.07)		(0.05)		(0.08)		(0.03)
Net realized capital gains	(0.90)	(3.79)		(0.09)		(0.08)		(3.48)

Total Distributions	(0.93)	(3.86)		(0.14)		(0.16)		(3.51)

Net asset value, end of the period	$16.16	$18.96		$17.52		$16.20		$13.08

Total return(c)	(9.95)%	30.64	%(b)	9.27%		25.08%		(14.48)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,493	$1,383		$23		$21		$1
Net expenses(d)	0.95%	0.97	%(e)	1.02	%(f)	1.03	%(g)	0.96%
Gross expenses	1.10%	1.19%		6.54%		11.80%		15.17%
Net investment income	0.22%	0.03	%(b)	0.31%		0.52%		0.43%
Portfolio turnover rate	63%	92%		105%		61%		70%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.01, total return would have been 30.37% and the ratio of net investment income to average net assets would have been 0.03%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 1.00% to 0.95%.
(f)	Effective July 1, 2020, the expense limit decreased from 1.04% to 1.00%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.15% to 1.04%.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class Y
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$18.95		$17.51		$16.19		$13.08		$19.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.06	(b)	0.04		0.05		0.04
Net realized and unrealized gain (loss)	(1.91)		5.23		1.41		3.21		(2.84)

Total from Investment Operations	(1.87)		5.29		1.45		3.26		(2.80)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)		(0.06)		(0.04)		(0.07)		(0.01)
Net realized capital gains	(0.90)		(3.79)		(0.09)		(0.08)		(3.48)

Total Distributions	(0.93)		(3.85)		(0.13)		(0.15)		(3.49)

Net asset value, end of the period	$16.15		$18.95		$17.51		$16.19		$13.08

Total return	(9.98	)%(c)	30.61	%(b)(c)	9.23	%(c)	24.88	%(c)	(14.61)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$120,585		$66,054		$49,315		$44,482		$58,538
Net expenses	1.00	%(d)	1.02	%(d)(e)	1.07	%(d)(f)	1.15	%(d)(g)	1.12%
Gross expenses	1.12%		1.18%		1.28%		1.23%		1.12%
Net investment income	0.22%		0.28	%(b)	0.26%		0.35%		0.22%
Portfolio turnover rate	63%		92%		105%		61%		70%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.00, total return would have been 30.26% and the ratio of net investment income to average net assets would have been 0.01%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 1.05% to 1.00%.
(f)	Effective July 1, 2020, the expense limit decreased from 1.09% to 1.05%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.20% to 1.09%.

See accompanying notes to financial statements.

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Notes to Financial Statements

December 31, 2022

1.  Organization.  Loomis Sayles Funds II, Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds II:

Loomis Sayles International Growth Fund (the “International Growth Fund”)

Natixis Funds Trust I:

Natixis Oakmark International Fund

Natixis U.S. Equity Opportunities Fund (the “U.S. Equity Opportunities Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Natixis Oakmark Fund

Vaughan Nelson Mid Cap Fund (the “Mid Cap Fund”)

Each Fund is a diversified investment company, except for International Growth Fund, which is a non-diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) (prior to May 1, 2021, Class C shares automatically converted to Class A shares after ten years) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. Each Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Funds’ Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.

Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Shares of open-end investment companies are valued at net asset value per share.

Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing

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Notes to Financial Statements (continued)

December 31, 2022

bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to fair value debt and unlisted equities where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service.

The Funds may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s net asset value (“NAV”) is calculated. Fair valuation by the Fund(s) valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.

b.  Investment Transactions and Related Investment Income.   Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested and stock dividends are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded in the Funds’ books and records and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

75  |

Notes to Financial Statements (continued)

December 31, 2022

d.  Forward Foreign Currency Contracts.  A Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

e.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2022 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

Certain Funds have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (EU reclaims) and may continue to make such filings when it is determined to be in the best interest of the Funds and their shareholders. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. EU reclaims are recognized by a Fund when deemed more likely than not to be collected, and are reflected as a reduction of foreign taxes withheld in the Statements of Operations. Any related receivable is reflected as tax reclaims receivable in the Statements of Assets and Liabilities. Under certain circumstances, EU reclaims may be subject to closing agreements with the Internal Revenue Service (IRS), which may materially reduce the reclaim amounts realized by the Funds. Fees and expenses associated with closing agreements will be reflected in the Statements of Operations when it is determined that a closing agreement with the IRS is required.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as capital gains taxes, deferred Trustees’ fees, distributions in excess of income and/or capital gain, distribution re-designations, foreign currency gains and losses, corporate actions, passive foreign investment company adjustments, return of capital distributions received and capital gain distribution received. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to capital gains taxes, wash sales, return of capital distributions received, corporate actions, deferred Trustees’ fees, deferral of EU reclaims, capital gain distribution received and passive foreign investment company adjustments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the

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Notes to Financial Statements (continued)

December 31, 2022

Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2022 and 2021 was as follows:

	2022 Distributions			2021 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
International Growth Fund	$177,885	$—	$177,885	$410,212	$—	$410,212
Natixis Oakmark Fund	2,835,653	51,140,399	53,976,052	1,954,068	22,797,197	24,751,265
Natixis Oakmark International Fund	6,459,857	—	6,459,857	8,301,657	—	8,301,657
U.S. Equity Opportunities Fund	1,935,796	120,599,489	122,535,285	7,131,636	105,015,654	112,147,290
Mid Cap Fund	2,282,950	7,705,713	9,988,663	11,228,135	41,214,262	52,442,397
Small Cap Value Fund	2,901,818	6,755,646	9,657,464	20,173,469	6,185,028	26,358,497

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

	International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	U.S. Equity Opportunities Fund
Undistributed ordinary income	$—	$2,372	$14,369	$—
Undistributed long-term capital gains	—	—	—	1,466,467

Total undistributed earnings	—	2,372	14,369	1,466,467

Capital loss carryforward:
Short-term:
No expiration date	(318,617)	—	(7,975,554)	—
Long-term:
No expiration date	—	—	(112,759,862)	—

Total capital loss carryforward	(318,617)	—	(120,735,416)	—

Late-year ordinary and post-October capital loss deferrals*	—	(5,213,543)	—	—

Unrealized appreciation (depreciation)	(5,709,638)	(11,999,426)	(50,876,126)	95,518,598

Total accumulated earnings (losses)	$(6,028,255)	$(17,210,597)	$(171,597,173)	$96,985,065

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Notes to Financial Statements (continued)

December 31, 2022

	Mid Cap Fund	Small Cap Value Fund
Undistributed long-term capital gains	$—	$—

Capital loss carryforward:
Short-term:
No expiration date	(16,690,689)	—
Long-term:
No expiration date	(5,472,473)	—

Total capital loss carryforward	(22,163,162)	—

Late-year ordinary and post-October capital loss deferrals*	—	(581,338)

Unrealized appreciation	34,018,871	3,270,100

Total accumulated earnings	$11,855,709	$2,688,762

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Natixis Oakmark Fund and Small Cap Value Fund are deferring capital losses.

As of December 31, 2022, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	U.S. Equity Opportunities Fund	Mid Cap Fund	Small Cap Value Fund
Federal tax cost	$30,058,612	$358,439,451	$405,678,484	$636,754,009	$229,162,140	$183,840,590

Gross tax appreciation	$1,098,009	$26,981,840	$32,573,017	$154,043,740	$41,968,636	$15,671,607
Gross tax depreciation	(6,808,226)	(38,981,266)	(82,986,954)	(58,518,007)	(7,949,765)	(12,401,507)

Net tax appreciation (depreciation)	$(5,710,217)	$(11,999,426)	$(50,413,937)	$95,525,733	$34,018,871	$3,270,100

The difference between these amounts and those reported in the components of distributable earnings, if any, are primarily attributable to foreign currency mark-to-market and foreign capital gains taxes.

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2022, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2022, none of the Funds had loaned securities under this agreement.

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Notes to Financial Statements (continued)

December 31, 2022

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j.  New Accounting Pronouncement.  In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in ASC 820 related to the measurement of fair value of an equity security subject to contractual sale restrictions, eliminating the ability to apply a discount to the fair value of such securities, and introducing related disclosure requirements. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Funds have knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.

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Notes to Financial Statements (continued)

December 31, 2022

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2022, at value:

International Growth Fund

Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$1,373,771	$—	$1,373,771
Belgium	—	589,601	—	589,601
China	4,107,669	2,688,480	—	6,796,149
Denmark	—	1,361,008	—	1,361,008
France	—	1,280,972	—	1,280,972
Germany	—	697,184	—	697,184
Japan	—	1,120,289	—	1,120,289
Macau	—	282,710	—	282,710
Netherlands	—	855,161	—	855,161
Switzerland	320,444	1,054,476	—	1,374,920
United Kingdom	—	2,469,706	—	2,469,706
United States	1,538,755	1,990,702	—	3,529,457
All Other Common Stocks(a)	2,561,306	—	—	2,561,306

Total Common Stocks	$8,528,174	$15,764,060	$—	$24,292,234

Short-Term Investments	—	56,161	—	56,161

Total	$8,528,174	$15,820,221	$—	$24,348,395

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Natixis Oakmark Fund

Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$336,922,269	$—	$—	$336,922,269
Short-Term Investments	—	9,517,756	—	9,517,756

Total	$336,922,269	$9,517,756	$—	$346,440,025

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2022

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$2,597,205	$—	$2,597,205
Belgium	—	7,221,690	—	7,221,690
China	3,493,149	17,535,586	—	21,028,735
Denmark	—	4,443,654	—	4,443,654
France	—	54,807,091	—	54,807,091
Germany	—	98,566,854	—	98,566,854
Hong Kong	—	7,679,394	—	7,679,394
India	—	1,594,358	—	1,594,358
Italy	—	11,532,753	—	11,532,753
Japan	—	6,317,319	—	6,317,319
Korea	—	6,762,606	—	6,762,606
Netherlands	—	12,328,165	—	12,328,165
Spain	—	4,909,188	—	4,909,188
Sweden	—	11,259,924	—	11,259,924
Switzerland	—	25,396,818	—	25,396,818
United Kingdom	4,736,892	44,695,423	—	49,432,315
United States	—	1,976,553	—	1,976,553
All Other Common Stocks(a)	15,682,360	—	—	15,682,360

Total Common Stocks	23,912,401	319,624,581	—	343,536,982

Preferred Stocks(a)	—	5,225,566	—	5,225,566
Short-Term Investments	—	6,501,999	—	6,501,999

Total	$23,912,401	$331,352,146	$—	$355,264,547

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

U.S. Equity Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$729,410,236	$—	$—	$729,410,236
Short-Term Investments	—	2,869,506	—	2,869,506

Total	$729,410,236	$2,869,506	$—	$732,279,742

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Mid Cap Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$256,895,131	$—	$—	$256,895,131
Short-Term Investments	—	6,285,880	—	6,285,880

Total	$256,895,131	$6,285,880	$—	$263,181,011

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$175,907,190	$—	$—	$175,907,190
Short-Term Investments	—	11,203,500	—	11,203,500

Total	$175,907,190	$11,203,500	$—	$187,110,690

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

81  |

Notes to Financial Statements (continued)

December 31, 2022

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Natixis Oakmark International Fund used during the period include forward foreign currency contracts.

Natixis Oakmark International Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2022, Natixis Oakmark International Fund engaged in forward foreign currency transactions for hedging purposes.

Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2022, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$473,946

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$94,327

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2022:

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	0.90%
Highest Notional Amount Outstanding	2.03%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2022	0.00%
Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities.  For the year ended December 31, 2022, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
International Growth Fund	$8,278,874	$2,327,113
Natixis Oakmark Fund	346,264,953	284,004,614
Natixis Oakmark International Fund	133,972,224	221,944,655
U.S. Equity Opportunities Fund	395,441,524	475,722,271
Mid Cap Fund	154,302,046	217,952,372
Small Cap Value Fund	134,482,918	91,315,366

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to International Growth Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreement, International Growth Fund pays a management fee at the annual rate of 0.75%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

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Notes to Financial Statements (continued)

December 31, 2022

Natixis Advisors, LLC (“Natixis Advisors”) serves as investment adviser to Natixis Oakmark Fund, Natixis Oakmark International Fund, U.S. Equity Opportunities Fund, Mid Cap Fund and Small Cap Value Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $150 million	Next $50 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
Natixis Oakmark Fund	0.70%	0.70%	0.65%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.75%	0.75%	0.75%	0.70%	0.70%
U.S. Equity Opportunities Fund	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Mid Cap Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.70%
Small Cap Value Fund	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Prior to July 1, 2022, U.S. Equity Opportunities Fund paid a management fee at the annual rate of 0.75% of the Fund’s average daily net assets, calculated daily and payable monthly.

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Natixis Oakmark Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
U.S. Equity Opportunities Fund	Harris Loomis Sayles
Mid Cap Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Small Cap Value Fund	Vaughan Nelson

Natixis Advisors, Harris and Vaughan Nelson are subsidiaries of Natixis Investment Managers, LLC.

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $150 million	Next $50 million	Next $800 million	Next $500 million	Over $1.5 billion
Natixis Oakmark Fund	Harris	0.52%	0.52%	0.50%	0.50%	0.50%
Natixis Oakmark International Fund	Harris	0.60%	0.50%	0.50%	0.45%	0.45%
U.S. Equity Opportunities Fund
Large Cap Value Segment	Harris	0.52%	0.52%	0.52%	0.52%	0.52%
All Cap Growth Segment	Loomis Sayles	0.35%	0.35%	0.35%	0.35%	0.35%
Mid Cap Fund	Vaughan Nelson	0.47%	0.47%	0.47%	0.47%	0.44%
Small Cap Value Fund	Vaughan Nelson	0.52%	0.52%	0.52%	0.52%	0.52%

Payments to Natixis Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

Loomis Sayles and Natixis Advisors have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2023, except for U.S. Equity Opportunities Fund, which is in effect until April 30, 2024, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

83  |

Notes to Financial Statements (continued)

December 31, 2022

For the year ended December 31, 2022, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
International Growth Fund	1.20%	1.95%	0.90%	0.95%
Natixis Oakmark Fund	1.05%	1.80%	0.75%	0.80%
Natixis Oakmark International Fund	1.15%	1.90%	0.85%	0.90%
U.S. Equity Opportunities Fund	1.15%	1.90%	0.85%	0.90%
Mid Cap Fund	1.15%	1.90%	0.85%	0.90%
Small Cap Value Fund	1.25%	2.00%	0.95%	1.00%

Prior to July 1, 2022, the expense limits as a percentage of average daily net assets under the expense limitation agreements for U.S. Equity Opportunities Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
U.S. Equity Opportunities Fund	1.20%	1.95%	0.90%	0.95%

Loomis Sayles and Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2022, the management fees and waiver of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
International Growth Fund	$166,121	$166,121	$—	0.75%	—%
Natixis Oakmark Fund	2,959,141	237,489	2,721,652	0.67%	0.62%
Natixis Oakmark International Fund	3,278,920	947,991	2,330,929	0.79%	0.56%
U.S. Equity Opportunities Fund	6,413,195	—	6,413,195	0.73%	0.73%
Mid Cap Fund	2,292,180	141,410	2,150,770	0.75%	0.70%
Small Cap Value Fund	1,298,748	186,690	1,112,058	0.85%	0.73%

[1]	Management fee waivers are subject to possible recovery until December 31, 2023.

In addition, Loomis Sayles reimbursed non-class specific expenses of International Growth Fund in the amount of $5,588. Expense reimbursements are subject to possible recovery until December 31, 2023.

No expenses were recovered for any of the Funds during the year ended December 31, 2022 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

|  84

Notes to Financial Statements (continued)

December 31, 2022

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2022, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
International Growth Fund	$288	$23	$68
Natixis Oakmark Fund	515,407	141,328	423,983
Natixis Oakmark International Fund	321,347	123,131	369,391
U.S. Equity Opportunities Fund	1,490,974	103,946	311,836
Mid Cap Fund	86,271	22,472	67,417
Small Cap Value Fund	179,777	2,870	8,609

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2022, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
International Growth Fund	$10,010
Natixis Oakmark Fund	198,579
Natixis Oakmark International Fund	187,904
U.S. Equity Opportunities Fund	397,716
Mid Cap Fund	137,881
Small Cap Value Fund	69,157

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2022, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
International Growth Fund	$139
Natixis Oakmark Fund	256,839
Natixis Oakmark International Fund	684,893
U.S. Equity Opportunities Fund	266,729
Mid Cap Fund	185,201
Small Cap Value Fund	93,662

85  |

Notes to Financial Statements (continued)

December 31, 2022

As of December 31, 2022, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
International Growth Fund	$2
Natixis Oakmark Fund	2,668
Natixis Oakmark International Fund	6,200
U.S. Equity Opportunities Fund	2,443
Mid Cap Fund	2,113
Small Cap Value Fund	1,107

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2022 was as follows:

Fund	Commissions
Natixis Oakmark Fund	$59,461
Natixis Oakmark International Fund	17,871
U.S. Equity Opportunities Fund	18,802
Mid Cap Fund	529
Small Cap Value Fund	2,641

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $210,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2023, each Governance Committee member is compensated $2,500 for each Committee meeting that he or she attends either in person or telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. Deferred amounts remain in the funds until distributed in accordance with the provisions of the Plan. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

|  86

Notes to Financial Statements (continued)

December 31, 2022

For the year ended December 31, 2022, net depreciation in the value of participants’ deferral accounts are reflected on the Statements of Operations as a reduction to expenses, as follows:

Fund	Amount
Natixis Oakmark Fund	$(95,019)
Natixis Oakmark International Fund	(12,938)
U.S. Equity Opportunities Fund	(69,538)
Mid Cap Fund	(24,416)
Small Cap Value Fund	(30,346)

Certain officers and employees of Natixis Advisors, Loomis Sayles and affiliates are also officers and/or Trustees of the Trusts.

g.  Affiliated Ownership.  As of December 31, 2022, Natixis and affiliates held shares of International Growth Fund representing 98.06% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Funds to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2023 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2022, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
International Growth Fund	$981
Natixis Oakmark Fund	925
Natixis Oakmark International Fund	947
U.S. Equity Opportunities Fund	906
Mid Cap Fund	1,028
Small Cap Value Fund	942

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2022, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
International Growth Fund	$150	$12	$981	$3,206
Natixis Oakmark Fund	183,953	50,467	925	158,750
Natixis Oakmark International Fund	222,034	85,477	947	410,852
U.S. Equity Opportunities Fund	374,199	25,951	906	153,450
Mid Cap Fund	31,036	8,089	1,028	165,406
Small Cap Value Fund	72,051	1,127	942	77,396

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

87  |

Notes to Financial Statements (continued)

December 31, 2022

For the year ended December 31, 2022, Natixis Oakmark Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $4,025,000 at a weighted average interest rate of 4.93%. Interest expense incurred on the line of credit was $2,205.

For the year ended December 31, 2022, Mid Cap Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $5,500,000 at a weighted average interest rate of 4.93%. Interest expense incurred on the line of credit was $753.

9.  Risk.  The Funds’ investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

The International Growth Fund may invest to a significant extent in variable interest entity (“VIE”) structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to obtain economic benefits from the Chinese company. The VIE structure enables foreign investors, such as the Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted or prohibited the ownership of such company by foreign investors. The Fund’s exposure to VIE structures may pose additional risks because the VIE structure is not formally recognized under Chinese law. The Chinese government may cease to tolerate VIE structures at any time or impose new restrictions. In addition, Chinese companies using the VIE structure, and listed on stock exchanges in the U.S., could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the U.S. Securities and Exchange Commission, the Public Company Accounting Oversight Board, or other U.S. regulators. Any of these risks could reduce the liquidity and value of these investments or render them valueless.

International Growth Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2022, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Fund
Natixis Oakmark International Fund	1	25.13%
U.S. Equity Opportunities Fund	1	5.09%
Mid Cap Fund	1	29.14%
Small Cap Value Fund	2	12.69%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

|  88

Notes to Financial Statements (continued)

December 31, 2022

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
International Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,118	$33,249	11,486	$119,493
Issued in connection with the reinvestment of distributions	71	565	178	1,712

Net change	4,189	$33,814	11,664	$121,205

Class C
Issued from the sale of shares	—	$—	5,141	$52,756
Issued in connection with the reinvestment of distributions	—	—	56	540
Redeemed	(3,928)	(33,853)	(1,268)	(12,908)

Net change	(3,928)	$(33,853)	3,929	$40,388

Class N
Issued from the sale of shares	319,693	$2,500,000	940,733	$10,000,000
Issued in connection with the reinvestment of distributions	2,314	18,351	517	5,372
Redeemed	—	—	(46,992)	(500,000)

Net change	322,007	$2,518,351	894,258	$9,505,372

Class Y
Issued from the sale of shares	374,914	$3,190,418	24,598	$256,782
Issued in connection with the reinvestment of distributions	2,707	21,469	388	3,739
Redeemed	(2,822)	(20,300)	(2,953)	(29,891)

Net change	374,799	$3,191,587	22,033	$230,630

Increase from capital share transactions	697,067	$5,709,899	931,884	$9,897,595

	Year Ended December 31, 2022		Year Ended December 31, 2021
Natixis Oakmark Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,251,455	$32,636,811	691,558	$20,206,685
Issued in connection with the reinvestment of distributions	1,168,653	25,751,399	463,894	13,477,187
Redeemed	(1,134,294)	(28,656,218)	(855,457)	(24,491,426)

Net change	1,285,814	$29,731,992	299,995	$9,192,446

Class C
Issued from the sale of shares	1,217,488	$26,738,602	546,929	$13,338,620
Issued in connection with the reinvestment of distributions	492,676	8,476,261	147,029	3,458,822
Redeemed	(734,433)	(14,940,011)	(439,521)	(10,138,945)

Net change	975,731	$20,274,852	254,437	$6,658,497

Class N
Issued from the sale of shares	58	$1,547	20,230	$668,794
Issued in connection with the reinvestment of distributions	3,064	73,284	1,354	42,243
Redeemed	(2,888)	(81,794)	(14,413)	(395,951)

Net change	234	$(6,963)	7,171	$315,086

Class Y
Issued from the sale of shares	6,361,056	$191,465,914	2,239,599	$69,629,845
Issued in connection with the reinvestment of distributions	638,488	15,388,143	194,941	6,059,178
Redeemed	(5,757,253)	(154,617,312)	(767,848)	(22,108,885)

Net change	1,242,291	$52,236,745	1,666,692	$53,580,138

Increase from capital share transactions	3,504,070	$102,236,626	2,228,295	$69,746,167

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Notes to Financial Statements (continued)

December 31, 2022

11.  Capital Shares (continued).

	Year Ended December 31, 2022		Year Ended December 31, 2021
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,081,450	$27,188,627	2,335,450	$36,472,444
Issued in connection with the reinvestment of distributions	108,247	1,369,329	105,442	1,593,676
Redeemed	(2,674,538)	(34,233,303)	(1,647,832)	(25,699,049)

Net change	(484,841)	$(5,675,347)	793,060	$12,367,071

Class C
Issued from the sale of shares	146,028	$1,872,215	335,969	$5,138,230
Issued in connection with the reinvestment of distributions	23,961	297,840	25,276	376,368
Redeemed	(1,650,271)	(21,038,433)	(2,680,195)	(40,587,344)

Net change	(1,480,282)	$(18,868,378)	(2,318,950)	$(35,072,746)

Class N
Issued from the sale of shares	145,580	$2,017,090	27,769	$415,638
Issued in connection with the reinvestment of distributions	363	4,576	837	12,581
Redeemed	(174,806)	(2,201,343)	(2,541)	(37,341)

Net change	(28,863)	$(179,677)	26,065	$390,878

Class Y
Issued from the sale of shares	7,667,504	$104,077,801	5,468,533	$86,311,348
Issued in connection with the reinvestment of distributions	303,265	3,815,073	353,698	5,316,490
Redeemed	(12,663,967)	(169,927,755)	(4,621,536)	(71,233,588)

Net change	(4,693,198)	$(62,034,881)	1,200,695	$20,394,250

Decrease from capital share transactions	(6,687,184)	$(86,758,283)	(299,130)	$(1,920,547)

	Year Ended December 31, 2022		Year Ended December 31, 2021
U.S. Equity Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	682,513	$23,765,153	706,028	$30,893,730
Issued in connection with the reinvestment of distributions	2,458,392	77,467,012	1,609,947	68,881,940
Redeemed	(2,488,264)	(85,464,740)	(1,953,593)	(84,776,070)

Net change	652,641	$15,767,425	362,382	$14,999,600

Class C
Issued from the sale of shares	188,655	$3,147,013	226,043	$5,356,200
Issued in connection with the reinvestment of distributions	731,774	10,169,356	475,273	10,545,794
Redeemed	(1,134,470)	(19,010,339)	(949,764)	(22,561,088)

Net change	(214,041)	$(5,693,970)	(248,448)	$(6,659,094)

Class N
Issued from the sale of shares	721	$30,208	—	$—
Issued in connection with the reinvestment of distributions	516	20,693	293	15,616
Redeemed	(72)	(2,729)	(620)	(35,725)

Net change	1,165	$48,172	(327)	$(20,109)

Class Y
Issued from the sale of shares	1,826,215	$81,090,815	1,490,330	$81,108,161
Issued in connection with the reinvestment of distributions	558,904	22,817,734	370,262	19,743,173
Redeemed	(2,555,340)	(108,147,485)	(1,682,880)	(89,109,967)

Net change	(170,221)	$(4,238,936)	177,712	$11,741,367

Increase from capital share transactions	269,544	$5,882,691	291,319	$20,061,764

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Notes to Financial Statements (continued)

December 31, 2022

11.  Capital Shares (continued).

	Year Ended December 31, 2022		Year Ended December 31, 2021
Mid Cap Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	254,188	$5,207,282	261,646	$6,416,364
Issued in connection with the reinvestment of distributions	47,991	1,002,920	216,292	4,872,528
Redeemed	(263,346)	(5,258,953)	(213,572)	(5,159,634)

Net change	38,833	$951,249	264,366	$6,129,258

Class C
Issued from the sale of shares	41,957	$749,400	16,158	$374,819
Issued in connection with the reinvestment of distributions	13,437	257,591	85,496	1,752,803
Redeemed	(193,780)	(3,552,548)	(241,770)	(5,500,556)

Net change	(138,386)	$(2,545,557)	(140,116)	$(3,372,934)

Class N
Issued from the sale of shares	157,734	$3,317,147	2,826,157	$72,192,384
Issued in connection with the reinvestment of distributions	125,027	2,643,594	531,924	12,118,098
Redeemed	(599,530)	(12,583,501)	(205,461)	(5,123,004)

Net change	(316,769)	$(6,622,760)	3,152,620	$79,187,478

Class Y
Issued from the sale of shares	994,932	$20,936,431	1,675,522	$41,044,197
Issued in connection with the reinvestment of distributions	271,832	5,776,106	1,387,574	31,819,928
Redeemed	(3,661,665)	(76,714,966)	(3,531,602)	(86,803,876)

Net change	(2,394,901)	$(50,002,429)	(468,506)	$(13,939,751)

Increase (decrease) from capital share transactions	(2,811,223)	$(58,219,497)	2,808,364	$68,004,051

	Year Ended December 31, 2022		Year Ended December 31, 2021
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	294,742	$4,937,363	642,790	$12,042,869
Issued in connection with the reinvestment of distributions	238,814	3,785,851	782,913	13,763,408
Redeemed	(720,255)	(11,602,583)	(555,154)	(10,594,338)

Net change	(186,699)	$(2,879,369)	870,549	$15,211,939

Class C
Issued from the sale of shares	269,996	$1,616,908	6,936	$66,135
Issued in connection with the reinvestment of distributions	43,643	240,247	49,731	339,165
Redeemed	(53,628)	(323,660)	(35,173)	(333,625)

Net change	260,011	$1,533,495	21,494	$71,675

Class N
Issued from the sale of shares	16,766	$293,058	59,076	$1,134,239
Issued in connection with the reinvestment of distributions	4,642	77,738	12,510	233,321
Redeemed	(1,959)	(31,168)	(1)	(27)

Net change	19,449	$339,628	71,585	$1,367,533

Class Y
Issued from the sale of shares	5,751,752	$96,719,232	793,405	$16,230,504
Issued in connection with the reinvestment of distributions	313,912	5,212,202	591,535	11,020,292
Redeemed	(2,083,989)	(35,666,627)	(714,903)	(14,531,447)

Net change	3,981,675	$66,264,807	670,037	$12,719,349

Increase from capital share transactions	4,074,436	$65,258,561	1,633,665	$29,370,496

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II, Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Loomis Sayles International Growth Fund, Natixis Oakmark International Fund, Natixis U.S. Equity Opportunities Fund, Vaughan Nelson Small Cap Value Fund, Natixis Oakmark Fund and Vaughan Nelson Mid Cap Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles International Growth Fund (one of the funds constituting Loomis Sayles Funds II), Natixis Oakmark International Fund, Natixis U.S. Equity Opportunities Fund and Vaughan Nelson Small Cap Value Fund (three of the funds constituting Natixis Funds Trust I), and Natixis Oakmark Fund and Vaughan Nelson Mid Cap Fund (two of the funds constituting Natixis Funds Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2023

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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2022 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2022, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
International Growth Fund	3.25%
Natixis Oakmark Fund	100.00%
U.S. Equity Opportunities Fund	100.00%
Mid Cap Fund	100.00%
Small Cap Value Fund	59.03%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2022.

Fund	Amount
Natixis Oakmark Fund	$51,140,399
U.S. Equity Opportunities Fund	120,599,489
Mid Cap Fund	7,705,713
Small Cap Value Fund	6,755,646

Qualified Dividend Income.  For the fiscal year ended December 31, 2022, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2022, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
International Growth Fund	100.00%
Natixis Oakmark Fund	100.00%
Natixis Oakmark International Fund	100.00%
U.S. Equity Opportunities Fund	100.00%
Mid Cap Fund	100.00%
Small Cap Value Fund	58.93%

Foreign Tax Credit.  For the year ended December 31, 2022, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Growth Fund	$27,083	$392,802
Natixis Oakmark International Fund	1,109,096	12,087,259

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Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I, Natixis Funds Trust II, and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information includes additional information about the Trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail) and Director, Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member and Governance Committee Member	Retired	54 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	54 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); Formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member and Governance Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES-continued

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired	54 Director, Sterling Bancorp (bank)	Significant experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Audit Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)

54

Advisor Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust);

formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES-continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; Formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INDEPENDENT TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)

Trustee since 2011

President and Chief Executive Officer of Natixis Funds Trust I and Natixis Funds Trust II since 2008; President of Loomis Sayles Funds II since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015

		President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Matthew Block (1981)	Treasurer, Principal Financial and Accounting Officer	Since 2022	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Assistant Treasurer of the Fund Complex; Managing Director, State Street Bank and Trust Company

Susan McWhan Tobin (1963)	Secretary and Chief Legal Officer	Since 2022	Executive Vice President, General Counsel and Secretary, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Executive Vice President and Chief Compliance Officer of Natixis Investment Managers (March 2019– May 2022) and Senior Vice President and Head of Compliance, US for Natixis Investment Managers (July 2011–March 2019)

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Annual Report

December 31, 2022

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Strategic Alpha Fund

Loomis Sayles Strategic Income Fund

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A NEFHX

Brian P. Kennedy	Class C NEHCX

Elaine M. Stokes	Class N LSHNX

Todd P. Vandam, CFA®	Class Y NEHYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Market Conditions

The global bond market suffered pronounced weakness in 2022. Coming into the year, investors were already on edge as the investment community slowly began to understand that inflation would not be as “transitory” as initially expected. The outlook grew even more challenging after Russia’s invasion of Ukraine caused a jump in commodity prices and additional disruptions in global supply chains. Consumer price inflation (CPI) further increased as a result, with year-over-year gains of more than 8% in each monthly report of the second quarter. Inflation stayed elevated for the rest of the year before showing signs of cooling in the fourth quarter. Still, CPI remained above 6% through the last three quarters of the year, well above the US Federal Reserve’s (Fed’s) 2% target.

These developments prompted the Fed and other major central banks to tighten monetary policy aggressively. The Fed, in addition to ending its stimulative quantitative easing policy, raised interest rates at seven consecutive meetings from March onward. The benchmark fed funds rate, which stood in a range of 0% to 0.25% at the start of 2022, finished the year at 4.25% to 4.50%. This represented the most aggressive increase in short-term rates since the early 1980s.

The backdrop of high inflation and rising rates weighed heavily on US Treasuries. The yield on the two-year note surged from 0.39% to 4.41% over the course of 2022, while the 10-year yield climbed from 1.44% to 3.88%. The Treasury market suffered its second consecutive year of negative returns in 2022 — the first time this has happened since 1958-59. One result of these moves was that the yield curve inverted significantly (meaning that short-term yields traded above those on longer-term debt), an unusual event that typically precedes a recession.

Investment grade corporate bonds posted a double-digit loss and lagged US Treasuries. In addition to suffering from the uptrend in prevailing yields, corporates experienced a large increase in yield spreads relative to government debt. Rising spreads were the result of investors’ declining appetite for risk and concerns about the impact slowing economic growth could have on corporations’ earnings and balance sheets.

High yield bonds, while finishing 2022 in the red, outperformed US Treasuries and other segments of the investment grade market. The category was helped by its higher income, lower interest rate sensitivity, and a relatively large representation of the energy sector. Senior loans, which experienced elevated demand due to their floating rate feature, were the best-performing segment of the fixed income market for the year with a return just below the break-even mark.

Securitized assets — including agency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) — posted negative total returns but outperformed the broader US bond market due to the category’s shorter duration (lower interest rate sensitivity). ABS, particularly credit card and auto ABS, were the strongest performers among securitized assets due to their higher quality, better liquidity, and shorter duration.

Emerging market bonds underperformed the US due to the combination of growth fears, investors’ increased aversion to risk, the conflict in Ukraine, and negative headlines out of China. US-based investors were also hurt by a meaningful decline in emerging market currencies in relation to the US dollar.

Performance Results

For the 12 months ended December 31, 2022, Class Y shares of the Loomis Sayles High Income Fund returned -13.47% at net asset value. The Fund underperformed its benchmark, the Bloomberg U.S. Corporate High-Yield Bond Index, which returned -11.19%.

Explanation of Fund Performance

This past year has been extremely challenging for fixed income markets. Security selection within high yield credit was the primary source of underperformance for the Fund. High yield has lagged as aggressive central bank policy and an increasingly slower growth outlook have put pressure on risk assets. In addition, a handful of our higher conviction positions, particularly in the communications

1  |

and consumer non-cyclical sectors, have underperformed the broader market. The team’s investment thesis for these higher conviction positions started to play out in the second half of the year, but was not enough to offset the drawdown experienced earlier in the period. An allocation to emerging market credit was also a detractor of relative returns, with holdings in Chinese property developers as the main sources of underperformance. Extended Covid-related lockdowns in China had exacerbated already-declining housing sales and government measures taken thus far to alleviate stresses on this sector had been limited, resulting in further bond price erosion. More recently, however, we have started to see coordinated efforts here as Chinese authorities release rounds of policies to support the property sector. Finally, convertible securities weighed on returns given the tumultuous equity market backdrop. Here, selected communications holdings were performance laggards.

An allocation to defensive, reserve-like positions and US Treasuries was beneficial as risk-off sentiment prevailed.

Outlook

Initial inflation data in the beginning of the fourth quarter of 2022 came in above expectations; however, subsequent readings were moderately positive, suggesting we may have passed peak inflation. The positive news appeared to usher in optimism that perhaps the Fed’s aggressive rate hiking cycle is finally working to bring inflation down. As we moved closer to the potential peak in Fed policy, risk assets stabilized and spreads on investment grade and high yield corporates finished the quarter at tighter levels.

In our view, the credit cycle1 is firmly in the late cycle stage and the risk of downturn has become more balanced. We expect growth to continue to trend lower as manufacturing and housing metrics have deteriorated; however, in our view the US consumer appears on solid footing, maintaining strong levels of excess savings and continuing to spend at a healthy rate. Labor markets remain tight. We’ve observed higher wages, cost of living adjustments, an elevated number of job openings and employers who are reluctant to shed workers in industries where they may have trouble getting them back, which could help to support consumer confidence. We believe a healthy consumer combined with positive corporate fundamentals and a strong banking system should help provide a floor to economic activity and support credit fundamentals to some degree.

While inflation has likely peaked and positive real rates should have the effect of slowing growth and rolling inflation down over time, we believe inflation will likely remain sticky and above the Fed’s target throughout 2023, primarily as result of wage pressure. We now believe much of the movement from the Fed has occurred or is currently being priced into the market, which in turn may also put a cap on the Treasury curve. We’re currently expecting an additional 50 bps of tightening in the first quarter of 2023, which would bring the policy rate up to 5.00% after the March meeting. In our view, the market continues to want to compress this cycle and lean towards a Fed pivot, but we believe inflation is structural at this point. We find it difficult for the Fed to begin cutting rates when inflation remains above their target. As a result, we’re anticipating a Fed pause after the March meeting which would likely extend into the latter stage of 2023. Throughout the year, the Fed will likely be driven by the extent to which there is firm evidence of inflation moderating, and at this point, we have not eliminated the possibility that the next Fed move could be a rate hike. We expect the US 10-year bond yield to move only modestly higher from here and we continue to be positioned defensively on rate risk, but to a lesser extent than earlier in 2022.

We believe that value has returned to US fixed income markets. Bond structures (price, yield and spread) appear relatively attractive. While corporate bond spreads in both investment grade and high yield are currently tighter than their long-term averages, we believe overall yields remain favorable post the 2008 Great Financial Crisis (GFC). Dollar prices on bonds are also currently at post-GFC lows. We believe the combination of discount-to-par and attractive yield could be increasing the potential value opportunity in bonds. We remain mindful of the risks to the global economy, such as tighter financial conditions, slowing Chinese growth, the Eastern Europe conflict, disruptions to the global supply chain and the lingering effects of the Covid pandemic. All of the turmoil around the world leaves us with a wide range of potential outcomes for growth, inflation, and central bank policy response. With the likelihood of downturn in 2023 rising, we have been holding larger than average liquid reserves and seeking to maintain an up-in-quality bias. If volatility increases and we see what we view as more attractive yields and spreads, we would consider redeploying reserves. At the same time, short-term yields have risen meaningfully and we are comfortable with how we are being compensated as we wait for opportunities to potentially develop.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  2

LOOMIS SAYLES HIGH INCOME FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2012 through December 31, 2022

3  |

Average Annual Total Returns — December 31, 20223

					Expense Ratios[4]

	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y
NAV	-13.47%	1.01%	3.03%	—%	0.95%	0.76%

Class A
NAV	-13.66	0.75	2.76	—	1.20	1.01
With 4.25% Maximum Sales Charge	-17.32	-0.11	2.31	—

Class C
NAV	-14.50	-0.07	2.15	—	1.95	1.76
With CDSC[1]	-15.31	-0.07	2.15	—

Class N (Inception 11/30/16)
NAV	-13.40	1.06	—	2.40	0.87	0.71

Comparative Performance
Bloomberg U.S. Corporate High-Yield Bond Index[2]	-11.19	2.31	4.03	3.41

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Class C shares performance assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

Bloomberg U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt. Bloomberg U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg U.S. Universal and Global High-Yield Indices.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  4

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A	LIGRX

Brian P. Kennedy	Class C	LGBCX

Elaine M. Stokes	Class N	LGBNX

Loomis, Sayles & Company, L.P.	Class Y	LSIIX

	Admin Class	LIGAX

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

The global bond market suffered pronounced weakness in 2022. Coming into the year, investors were already on edge as the investment community slowly began to understand that inflation would not be as “transitory” as initially expected. The outlook grew even more challenging after Russia’s invasion of Ukraine caused a jump in commodity prices and additional disruptions in global supply chains. Consumer price inflation (CPI) further increased as a result, with year-over-year gains of more than 8% in each monthly report of the second quarter. Inflation stayed elevated for the rest of the year before showing signs of cooling in the fourth quarter. Still, CPI remained above 6% through the last three quarters of the year, well above the US Federal Reserve’s (Fed’s) 2% target.

These developments prompted the Fed and other major central banks to tighten monetary policy aggressively. The Fed, in addition to ending its stimulative quantitative easing policy, raised interest rates at seven consecutive meetings from March onward. The benchmark fed funds rate, which stood in a range of 0% to 0.25% at the start of 2022, finished the year at 4.25% to 4.50%. This represented the most aggressive increase in short-term rates since the early 1980s.

The backdrop of high inflation and rising rates weighed heavily on US Treasuries. The yield on the two-year note surged from 0.39% to 4.41% over the course of 2022, while the 10-year yield climbed from 1.44% to 3.88%. The Treasury market suffered its second consecutive year of negative returns in 2022 — the first time this has happened since 1958-59. One result of these moves was that the yield curve inverted significantly (meaning that short-term yields traded above those on longer-term debt), an unusual event that typically precedes a recession.

Investment grade corporate bonds posted a double-digit loss and lagged US Treasuries. In addition to suffering from the uptrend in prevailing yields, corporates experienced a large increase in yield spreads relative to government debt. Rising spreads were the result of investors’ declining appetite for risk and concerns about the impact slowing economic growth could have on corporations’ earnings and balance sheets.

High yield bonds, while finishing 2022 in the red, outperformed US Treasuries and other segments of the investment grade market. The category was helped by its higher income, lower interest rate sensitivity, and a relatively large representation of the energy sector. Senior loans, which experienced elevated demand due to their floating rate feature, were the best-performing segment of the fixed income market for the year with a return just below the break-even mark.

Securitized assets — including agency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) — posted negative total returns but outperformed the broader US bond market due to the category’s shorter duration (lower interest rate sensitivity). ABS, particularly credit card and auto ABS, were the strongest performers among securitized assets due to their higher quality, better liquidity, and shorter duration.

Emerging market bonds underperformed the US due to the combination of growth fears, investors’ increased aversion to risk, the conflict in Ukraine, and negative headlines out of China. US-based investors were also hurt by a meaningful decline in emerging market currencies in relation to the US dollar.

Performance Results

For the 12 months ended December 31, 2022, Class Y shares of the Loomis Sayles Investment Grade Bond Fund returned -11.31% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Government/Credit Bond Index, which returned -13.58%. The Fund also outperformed its secondary benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -13.01%.

5  |

Explanation Of Fund Performance

Despite an extremely challenging year for fixed income markets, the Fund posted positive relative returns versus its benchmark. Yield curve positioning was the primary source of outperformance. The Fund has been targeting an overall duration shorter than that of the benchmark, which has been a positive contributor given the sharp upward movement in interest rates. We utilized Treasury futures to assist with meeting this objective. We have added back duration over the course of the year, but on a relative basis remain short versus the benchmark. Securitized credit was also beneficial given the sector’s shorter duration profile. Here, holdings in ABS (asset-backed securities) aided returns. Investment grade corporate credit was positive — once again, our shorter duration positioning within the sector was helpful. Finally, performance was aided by defensive, reserve-like positions as risk-off sentiment prevailed.

Exposure to high yield credit was the primary source of underperformance for the Fund. High yield has lagged as aggressive central bank policy and an increasingly slower growth outlook have put pressure on risk assets. In addition, a handful of our higher conviction positions, particularly in the communications sector, have underperformed the broader market. The team’s investment thesis for these higher conviction positions started to play out in the second half of the year but was not enough to offset the drawdown experienced earlier in the period. An allocation to emerging market credit was also a detractor of relative returns, with holdings in Chinese property developers as the main sources of underperformance. Extended Covid-related lockdowns in China had exacerbated already-declining housing sales and government measures taken thus far to alleviate stresses on this sector had been limited, resulting in further bond price erosion. More recently, however, we have started to see coordinated efforts here as Chinese authorities release rounds of policies to support the property sector.

Outlook

Initial inflation data in the beginning of the fourth quarter of 2022 came in above expectations; however, subsequent readings were moderately positive, suggesting we may have passed peak inflation. The positive news appeared to usher in optimism that perhaps the Fed’s aggressive rate hiking cycle is finally working to bring inflation down. As we moved closer to the potential peak in Fed policy, risk assets stabilized and spreads on investment grade and high yield corporates finished the quarter at tighter levels.

In our view, the credit cycle1 is firmly in the late cycle stage and the risk of downturn has become more balanced. We expect growth to continue to trend lower as manufacturing and housing metrics have deteriorated; however, in our view the US consumer appears on solid footing, maintaining strong levels of excess savings and continuing to spend at a healthy rate. Labor markets remain tight. We’ve observed higher wages, cost of living adjustments, an elevated number of job openings and employers who are reluctant to shed workers in industries where they may have trouble getting them back, which could help to support consumer confidence. We believe a healthy consumer combined with positive corporate fundamentals and a strong banking system should help provide a floor to economic activity and support credit fundamentals to some degree.

While inflation has likely peaked and positive real rates should have the effect of slowing growth and rolling inflation down over time, we believe inflation will likely remain sticky and above the Fed’s target throughout 2023, primarily as result of wage pressure. We now believe much of the movement from the Fed has occurred or is currently being priced into the market, which in turn may also put a cap on the Treasury curve. We’re currently expecting an additional 50 bps of tightening in the first quarter of 2023, which would bring the policy rate up to 5.00% after the March meeting. In our view, the market continues to want to compress this cycle and lean towards a Fed pivot, but we believe inflation is structural at this point. We find it difficult for the Fed to begin cutting rates when inflation remains above their target. As a result, we’re anticipating a Fed pause after the March meeting which would likely extend into the latter stage of 2023. Throughout the year, the Fed will likely be driven by the extent to which there is firm evidence of inflation moderating, and at this point, we have not eliminated the possibility that the next Fed move could be a rate hike. We expect the US 10-year bond yield to move only modestly higher from here and we continue to be positioned defensively on rate risk, but to a lesser extent than earlier in 2022.

We believe that value has returned to US fixed income markets. Bond structures (price, yield and spread) appear relatively attractive. While corporate bond spreads in both investment grade and high yield are currently tighter than their long-term averages, we believe overall yields remain favorable post the 2008 Great Financial Crisis (GFC). Dollar prices on bonds are also currently at post-GFC lows. We believe the combination of discount-to-par and attractive yield could be increasing the potential value opportunity in bonds. We remain mindful of the risks to the global economy, such as tighter financial conditions, slowing Chinese growth, the Eastern Europe conflict, disruptions to the global supply chain and the lingering effects of the Covid pandemic. All of the turmoil around the world leaves us with a wide range of potential outcomes for growth, inflation, and central bank policy response. With the likelihood of downturn in 2023 rising, we have been holding larger than average liquid reserves and seeking to maintain an up-in-quality bias. If volatility increases and we see what we view as more attractive yields and spreads, we would consider redeploying reserves. At the same time, short-term yields have risen meaningfully and we are comfortable with how we are being compensated as we wait for opportunities to potentially develop.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  6

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2012 through December 31, 2022

7  |

Average Annual Total Returns — December 31, 20224

					Expense Ratios[5]

	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y
NAV	-11.31%	1.54%	2.14%	—%	0.54%	0.49%

Class A
NAV	-11.62	1.27	1.88	—	0.79	0.74
With 4.25% Maximum Sales Charge	-15.39	0.39	1.44	—

Class C
NAV	-12.26	0.52	1.27	—	1.54	1.49
With CDSC[1]	-13.12	0.52	1.27	—

Class N (Inception 2/1/13)
NAV	-11.26	1.59	—	2.17	0.47	0.44

Admin Class
NAV	-11.80	1.03	1.64	—	1.04	0.99

Comparative Performance
Bloomberg U.S. Government/Credit Bond Index[2]	-13.58	0.21	1.16	1.26
Bloomberg U.S. Aggregate Bond Index[3]	-13.01	0.02	1.06	1.14

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

Bloomberg U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index. The U.S. Government/Credit Bond Index includes investment grade, US dollar denominated, fixed rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the Bloomberg U.S. Aggregate Index.

3

Bloomberg U.S. Aggregate Bond Index is a broad based index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/24. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  8

LOOMIS SAYLES STRATEGIC ALPHA FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A LABAX

Brian P. Kennedy	Class C LABCX

Elaine M. Stokes	Class N LASNX

Todd P. Vandam, CFA®	Class Y LASYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Market Conditions

The global bond market suffered pronounced weakness in 2022. Coming into the year, investors were already on edge as the investment community slowly began to understand that inflation would not be as “transitory” as initially expected. The outlook grew even more challenging after Russia’s invasion of Ukraine caused a jump in commodity prices and additional disruptions in global supply chains. Consumer price inflation (CPI) further increased as a result, with year-over-year gains of more than 8% in each monthly report of the second quarter. Inflation stayed elevated for the rest of the year before showing signs of cooling in the fourth quarter. Still, CPI remained above 7% in both the October and November reports, well above the US Federal Reserve’s (Fed’s) 2% target.

These developments prompted the Fed and other major central banks to tighten monetary policy aggressively. The Fed, in addition to ending its stimulative quantitative easing policy, raised interest rates at seven consecutive meetings from March onward. The benchmark fed funds rate, which stood in a range of 0% to 0.25% at the start of 2022, finished the year at 4.25% to 4.50%. This represented the most aggressive increase in short-term rates since the early 1980s.

The backdrop of high inflation and rising rates weighed heavily on US Treasuries. The yield on the two-year note surged from 0.39% to 4.41% over the course of 2022, while the 10-year yield climbed from 1.44% to 3.88%. The Treasury market suffered its second consecutive year of negative returns in 2022 — the first time this has happened since 1958-59. One result of these moves was that the yield curve inverted significantly (meaning that short-term yields traded above those on longer-term debt), an unusual event that typically precedes a recession.

Investment grade corporate bonds posted a double-digit loss and lagged Treasuries. In addition to suffering from the upward trend in prevailing yields, corporates experienced a large increase in yield spreads relative to government debt. Rising spreads were the result of investors’ declining appetite for risk and concerns about the impact that slowing economic growth could have on corporations’ earnings and balance sheets.

High yield bonds, while finishing 2022 in the red, outperformed US Treasuries and other segments of the investment grade market. The category was helped by its higher income, lower interest rate sensitivity, and a relatively large representation of the energy sector. Senior loans, which experienced elevated demand due to their floating rate feature, were the best-performing segment of the fixed income market for the year with a return just below the break-even mark.

Securitized assets — including agency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) — posted negative total returns but outperformed the broader US bond market due to the category’s shorter duration (lower interest rate sensitivity). ABS, particularly credit card and auto ABS, were the strongest performers among securitized assets due to their higher quality, better liquidity, and shorter duration.

Emerging market bonds underperformed the US due to the combination of growth fears, investors’ increased aversion to risk, the conflict in Ukraine, and negative headlines out of China. US-based investors were also hurt by a meaningful decline in emerging market currencies in relation to the US dollar.

Performance Results

For the 12 months ended December 31, 2022, Class Y shares of the Loomis Sayles Strategic Alpha Fund returned -7.97%. The Fund underperformed its benchmark, ICE BofA U.S. 3-Month Treasury Bill Index, which returned 1.46%. The Fund also underperformed its secondary benchmark, the ICE BofA U.S. 3-Month Treasury Bill Index +300 basis points, which returned 4.44%. The Fund follows an absolute return strategy and is not managed to an index.

9  |

Explanation of Fund Performance

High yield corporates were the main detractor for the year as credit spreads (the incremental yield provided by lower quality bonds) expanded during the year. Within the portfolio, consumer, communications and banking names were the largest detractors. Almost every area of fixed income suffered its greatest loss in decades with the Fed raising rates over the year. At the Fed’s December meeting, the Fed disclosed that it anticipated rate hikes to take the fed funds rate above 5% (from the current 4.375%), which was higher than market expectations. New issuance in the US high yield bond market fell significantly in 2022 and performance moved in a similar direction with the high yield index, returning -11.19% for the year.

The allocation to investment grade corporate bonds diminished performance for the period as well. In what was considered the most difficult year on record for fixed income markets and specifically US bond investors, bond yields began the period at their lowest levels in 150 years. Despite a challenging 2022 which saw sharply rising bond yields, corporate bonds look more compelling going forward from a total return perspective. Compared to government bonds, corporate bonds arguably carry more long-term value. Within the portfolio, holdings of banking, communications, consumer, and finance company issues weighed most heavily on performance.

Exposure to securitized assets including ABS, non-agency MBS, and CMBS detracted from performance for the period. In particular, housing, whole business, and student loan exposure weighed on returns. While the Biden administration’s debt forgiveness plan for student loans rests in the hands of the Supreme Court, the office sector is facing headwinds due to work-from-home pressures, job migration out of certain cities, and tenants reducing workspace to save costs. The Russian invasion of Ukraine in early February 2022 left dozens of aircraft in ABS transactions stranded in Russia with leases being terminated and planes repossessed. Aircraft lessors have since filed insurance claims under their policies for the confiscated planes, but resolution of these claims will likely take years.

The Fund’s positioning with respect to duration (and corresponding interest rate sensitivity) and non-US dollar currency exposure was additive to performance during the period. Rising inflation concerns and increasingly hawkish Fed policy through rate hikes led to higher yields for US Treasuries across the curve. The yield on the benchmark 10-year note finished the year up 235 basis points at 3.87%. In this environment, our short position in 10-year US Treasury interest rate futures aided performance. While the job market remains steady, the yield curve (which depicts the relationship among bond yields across the maturity spectrum) has historically been a reliable indicator of imminent economic turmoil. The curve inverted further in December, suggesting elevated risks of recession.

Outlook

Inflation data in the beginning of the fourth quarter of 2022 came in above expectations. However, subsequent readings eased modestly, suggesting we may have passed peak inflation. The positive news appeared to usher in optimism that perhaps the Fed’s aggressive rate hiking cycle is finally working to bring inflation down. As the potential peak in Fed policy tightening came into view, risk assets stabilized and spreads on investment grade and high yield corporates finished the quarter at tighter levels.

In our view, the credit cycle1 is firmly in the late stages and the risk of downturn has become more balanced. We expect growth to continue to trend lower as manufacturing and housing metrics have deteriorated. However, in our view the US consumer appears on solid footing, maintaining strong levels of excess savings and continuing to spend at a healthy rate. Labor markets remain tight. We’ve observed higher wages, cost of living adjustments, an elevated number of job openings, and employers who are reluctant to shed workers in industries where they may have trouble getting them back, all of which could help support consumer confidence. We believe a healthy consumer combined with positive corporate fundamentals and a strong banking system should help provide a floor to economic activity and support credit fundamentals to some degree.

While inflation has likely peaked and positive real rates should have the effect of slowing growth and rolling inflation down over time, we believe inflation will likely remain sticky and above the Fed’s target throughout 2023, primarily as a result of wage pressures. We now believe much of the movement from the Fed has occurred or is currently being priced into the market, which in turn may also put a cap on the Treasury curve. We’re currently expecting an additional 50 basis points of tightening in the first quarter of 2023, which would bring the policy rate up to 5.00% after the March meeting. In our view, the market continues to want to compress this cycle and lean towards a Fed pivot to more dovish policy, but we believe inflation is structural at this point. We believe it will be difficult for the Fed to begin cutting rates when inflation remains above its target. As a result, we’re anticipating a Fed pause after the March meeting which would likely extend into the latter stage of 2023. Throughout the year, the Fed will likely be driven by the extent to which there is firm evidence of inflation moderating, and at this point we have not eliminated the possibility that the next Fed move could be an additional rate hike. We expect the US 10-year bond yield to move only modestly higher from here, and while we continue to be positioned defensively on rate risk it is to a lesser extent than through most of 2022.

We believe that value has returned to US fixed income markets. Bond structures (price, yield and spread) appear relatively attractive. While corporate bond spreads in both investment grade and high yield are currently tighter than their long-term averages, we believe overall yields remain favorable in terms of post 2008 Great Financial Crisis (GFC) levels. Dollar prices on bonds are also currently at

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  10

LOOMIS SAYLES STRATEGIC ALPHA FUND

post-GFC lows. We believe the combination of discount-to-par and attractive yield could be increasing the potential value opportunity in bonds. We remain mindful of the risks to the global economy, such as tighter financial conditions, slowing Chinese growth, the Eastern Europe conflict, disruptions to the global supply chain and the lingering effects of the Covid pandemic. All of the turmoil around the world leaves us with a wide range of potential outcomes for growth, inflation, and central bank policy response. With the likelihood of a downturn in 2023 having increased, we have been holding larger than average liquid reserves and seeking to maintain an up-in-quality bias. If volatility increases and we see what we view as more attractive yields and spreads, we would consider redeploying reserves. At the same time, short-term yields have risen meaningfully, and we are comfortable with how we are being compensated as we wait for opportunities to potentially develop.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds, foreign currency, or foreign currency-based derivative securities (“Foreign Currency Exposures”) may realize currency losses in connection with the maturity or sale of certain Foreign Currency Exposures. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though non-US-dollar-denominated bonds continue to generate coupon income. Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses have and will impact periodic ordinary income distributions for the Fund. Based on the most recent quarterly analysis (as of December 31, 2022), realized currency losses will continue to have an impact on the distributions in the 2023 fiscal year. This analysis is based on certain assumptions including, but not limited to, the amount of foreign currency exposures held by the Fund, the level of foreign currency exchange rates, security prices, interest rates, the Fund advisers’ ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2012 through December 31, 2022

11  |

Average Annual Total Returns — December 31, 20223

					Expense Ratios[4]

	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y
NAV	-7.97%	1.43%	1.95%	—	0.72%	0.72%

Class A
NAV	-8.29	1.17	1.69	—	0.97	0.97
With 4.25% Maximum Sales Charge	-12.20	0.30	1.25	—

Class C
NAV	-8.90	0.42	1.08	—	1.73	1.73
With CDSC[1]	-9.79	0.42	1.08	—

Class N (Inception 5/1/17)
NAV	-8.00	1.49	—	1.67	0.67	0.67

Comparative Performance
ICE BofA U.S. 3-Month Treasury Bill Index[2]	1.46	1.26	0.76	1.23
ICE BofA U.S. 3-Month Treasury Bill Index +300 basis points[2]	4.44	4.24	3.75	3.64

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

Effective May 1, 2022, the ICE BofA U.S. 3-Month Treasury Bill Index replaced the 3-Month LIBOR as the Fund’s primary benchmark and the ICE BofA U.S. 3-Month Treasury Bill Index +300 basis points was added as the Fund’s secondary benchmark. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The Fund believes, given the discontinuation of LIBOR, it is appropriate and necessary to transition to new benchmarks for the Fund.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  12

LOOMIS SAYLES STRATEGIC INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A	NEFZX

Brian P. Kennedy	Class C	NECZX

Elaine M. Stokes	Class N	NEZNX

Loomis, Sayles & Company, L.P.	Class Y	NEZYX

	Admin Class	NEZAX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions

The global bond market suffered pronounced weakness in 2022. Coming into the year, investors were already on edge as the investment community slowly began to understand that inflation would not be as “transitory” as initially expected. The outlook grew even more challenging after Russia’s invasion of Ukraine caused a jump in commodity prices and additional disruptions in global supply chains. Consumer price inflation (CPI) further increased as a result, with year-over-year gains of more than 8% in each monthly report of the second quarter. Inflation stayed elevated for the rest of the year before showing signs of cooling in the fourth quarter. Still, CPI remained above 6% through the last three quarters of the year, well above the US Federal Reserve’s (Fed’s) 2% target.

These developments prompted the Fed and other major central banks to tighten monetary policy aggressively. The Fed, in addition to ending its stimulative quantitative easing policy, raised interest rates at seven consecutive meetings from March onward. The benchmark fed funds rate, which stood in a range of 0% to 0.25% at the start of 2022, finished the year at 4.25% to 4.50%. This represented the most aggressive increase in short-term rates since the early 1980s.

The backdrop of high inflation and rising rates weighed heavily on US Treasuries. The yield on the two-year note surged from 0.39% to 4.41% over the course of 2022, while the 10-year yield climbed from 1.44% to 3.88%. The Treasury market suffered its second consecutive year of negative returns in 2022 — the first time this has happened since 1958-59. One result of these moves was that the yield curve inverted significantly (meaning that short-term yields traded above those on longer-term debt), an unusual event that typically precedes a recession.

Investment grade corporate bonds posted a double-digit loss and lagged US Treasuries. In addition to suffering from the uptrend in prevailing yields, corporates experienced a large increase in yield spreads relative to government debt. Rising spreads were the result of investors’ declining appetite for risk and concerns about the impact slowing economic growth could have on corporations’ earnings and balance sheets.

High yield bonds, while finishing 2022 in the red, outperformed US Treasuries and other segments of the investment grade market. The category was helped by its higher income, lower interest rate sensitivity, and a relatively large representation of the energy sector. Senior loans, which experienced elevated demand due to their floating rate feature, were the best-performing segment of the fixed income market for the year with a return just below the break-even mark.

Securitized assets — including agency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) — posted negative total returns but outperformed the broader US bond market due to the category’s shorter duration (lower interest rate sensitivity). ABS, particularly credit card and auto ABS, were the strongest performers among securitized assets due to their higher quality, better liquidity, and shorter duration.

Emerging market bonds underperformed the US due to the combination of growth fears, investors’ increased aversion to risk, the conflict in Ukraine, and negative headlines out of China. US-based investors were also hurt by a meaningful decline in emerging market currencies in relation to the US dollar.

Performance Results

For the 12 months ended December 31, 2022, Class Y shares of the Loomis Sayles Strategic Income Fund returned -12.60% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -13.01%. The Fund also outperformed its secondary benchmark, the Bloomberg U.S. Universal Bond Index, which returned -12.99%.

Explanation of Fund Performance

Despite an extremely challenging year for fixed income markets, the Fund posted positive relative returns versus its benchmark. Yield curve positioning was the primary source of outperformance. The Fund has been targeting an overall duration shorter than that of the

13  |

benchmark, which has been a positive contributor given the sharp upward movement in interest rates. We utilized Treasury futures to assist with meeting this objective. We have added back duration over the course of the year, but on a relative basis remain short versus the benchmark. An allocation to equities was also positive for relative returns. For equities, the team has employed a basket approach seeking a diversified allocation that provides attractive dividend yields and capital appreciation potential versus fixed income. This exposure was reduced during the year as fixed income yields increased. Securitized credit was also beneficial given the sector’s shorter duration profile. Here, holdings in collateralized loan obligations (CLOs) were helpful for returns. Finally, performance was aided by defensive, reserve-like positions as risk-off sentiment prevailed.

Exposure to high yield credit was the primary source of underperformance for the Fund. High yield has lagged as aggressive central bank policy and an increasingly slower growth outlook have put pressure on risk assets. In addition, a handful of our higher conviction positions, particularly in the communications sector, have underperformed the broader market. The team’s investment thesis for these higher conviction positions started to play out in the second half of the year but was not enough to offset the drawdown experienced earlier in the period. An allocation to emerging market credit was also a detractor of relative returns, with holdings in Chinese property developers as the main sources of underperformance. Extended Covid-related lockdowns in China had exacerbated already-declining housing sales and government measures taken thus far to alleviate stresses on this sector had been limited, resulting in further bond price erosion. More recently, however, we have started to see coordinated efforts here as Chinese authorities release rounds of policies to support the property sector. Finally, convertible securities weighed on returns given the tumultuous equity market backdrop. Here, selected communications holdings were performance laggards.

Outlook

Initial inflation data in the beginning of the fourth quarter of 2022 came in above expectations; however, subsequent readings were moderately positive, suggesting we may have passed peak inflation. The positive news appeared to usher in optimism that perhaps the Fed’s aggressive rate hiking cycle is finally working to bring inflation down. As we moved closer to the potential peak in Fed policy, risk assets stabilized and spreads on investment grade and high yield corporates finished the quarter at tighter levels.

In our view, the credit cycle1 is firmly in the late cycle stage and the risk of downturn has become more balanced. We expect growth to continue to trend lower as manufacturing and housing metrics have deteriorated; however, in our view the US consumer appears on solid footing, maintaining strong levels of excess savings and continuing to spend at a healthy rate. Labor markets remain tight. We’ve observed higher wages, cost of living adjustments, an elevated number of job openings and employers who are reluctant to shed workers in industries where they may have trouble getting them back, which could help to support consumer confidence. We believe a healthy consumer combined with positive corporate fundamentals and a strong banking system should help provide a floor to economic activity and support credit fundamentals to some degree.

While inflation has likely peaked and positive real rates should have the effect of slowing growth and rolling inflation down over time, we believe inflation will likely remain sticky and above the Fed’s target throughout 2023, primarily as result of wage pressure. We now believe much of the movement from the Fed has occurred or is currently being priced into the market, which in turn may also put a cap on the Treasury curve. We’re currently expecting an additional 50 bps of tightening in the first quarter of 2023, which would bring the policy rate up to 5.00% after the March meeting. In our view, the market continues to want to compress this cycle and lean towards a Fed pivot, but we believe inflation is structural at this point. We find it difficult for the Fed to begin cutting rates when inflation remains above their target. As a result, we’re anticipating a Fed pause after the March meeting which would likely extend into the latter stage of 2023. Throughout the year, the Fed will likely be driven by the extent to which there is firm evidence of inflation moderating, and at this point, we have not eliminated the possibility that the next Fed move could be a rate hike. We expect the US 10-year bond yield to move only modestly higher from here and we continue to be positioned defensively on rate risk, but to a lesser extent than earlier in 2022.

We believe that value has returned to US fixed income markets. Bond structures (price, yield and spread) appear relatively attractive. While corporate bond spreads in both investment grade and high yield are currently tighter than their long-term averages, we believe overall yields remain favorable post the 2008 Great Financial Crisis (GFC). Dollar prices on bonds are also currently at post-GFC lows. We believe the combination of discount-to-par and attractive yield could be increasing the potential value opportunity in bonds. We remain mindful of the risks to the global economy, such as tighter financial conditions, slowing Chinese growth, the Eastern Europe conflict, disruptions to the global supply chain and the lingering effects of the Covid pandemic. All of the turmoil around the world leaves us with a wide range of potential outcomes for growth, inflation, and central bank policy response. With the likelihood of downturn in 2023 rising, we have been holding larger than average liquid reserves and seeking to maintain an up-in-quality bias. If volatility increases and we see what we view as more attractive yields and spreads, we would consider redeploying reserves. At the same time, short-term yields have risen meaningfully and we are comfortable with how we are being compensated as we wait for opportunities to potentially develop.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  14

LOOMIS SAYLES STRATEGIC INCOME FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2012 through December 31, 2022

15  |

Average Annual Total Returns — December 31, 20224

					Expense Ratios[5]

	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y
NAV	-12.60%	-0.06%	2.40%	—%	0.72%	0.69%

Class A
NAV	-12.80	-0.31	2.15	—	0.97	0.94
With 4.25% Maximum Sales Charge	-16.51	-1.18	1.70	—

Class C
NAV	-13.48	-1.05	1.53	—	1.72	1.69
With CDSC[1]	-14.30	-1.05	1.53	—

Class N (Inception 2/1/13)
NAV	-12.55	0.02	—	2.25	0.65	0.64

Admin Class
NAV	-13.07	-0.55	1.90	—	1.22	1.19

Comparative Performance
Bloomberg U.S. Aggregate Bond Index[2]	-13.01	0.02	1.06	1.14
Bloomberg U.S. Universal Bond Index[3]	-12.99	0.18	1.33	1.40

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

Bloomberg U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3

Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Bond Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/24. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  16

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

17  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2022 through December 31, 2022. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$1,035.60	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09
Class C
Actual	$1,000.00	$1,031.40	$8.96
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89
Class N
Actual	$1,000.00	$1,037.20	$3.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Class Y
Actual	$1,000.00	$1,037.10	$3.85
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.00%, 1.75%, 0.70% and 0.75% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  18

LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$984.00	$3.70
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77
Class C
Actual	$1,000.00	$981.00	$7.44
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58
Class N
Actual	$1,000.00	$986.60	$2.20
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	$2.24
Class Y
Actual	$1,000.00	$986.30	$2.45
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$2.50
Admin Class
Actual	$1,000.00	$982.70	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.22	$5.04

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.74%, 1.49%, 0.44%, 0.49% and 0.99% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES STRATEGIC ALPHA FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$1,013.10	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09
Class C
Actual	$1,000.00	$1,010.40	$8.87
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89
Class N
Actual	$1,000.00	$1,014.90	$3.50
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52
Class Y
Actual	$1,000.00	$1,015.70	$3.81
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82

*

Expenses are equal to the Fund’s annualized expense ratio: 1.00%, 1.75%, 0.69% and 0.75% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

19  |

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$1,009.50	$4.76
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
Class C
Actual	$1,000.00	$1,005.30	$8.54
Hypothetical (5% return before expenses)	$1,000.00	$1,016.69	$8.59
Class N
Actual	$1,000.00	$1,010.30	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26
Class Y
Actual	$1,000.00	$1,010.00	$3.50
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52
Admin Class
Actual	$1,000.00	$1,007.40	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

*

Expenses are equal to the Fund’s annualized expense ratio: 0.94%, 1.69%, 0.64%, 0.69% and 1.19% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  20

Portfolio of Investments – as of December 31, 2022

Loomis Sayles High Income Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 91.7% of Net Assets
Non-Convertible Bonds — 86.7%
	ABS Home Equity — 0.1%
$105,110	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.660%, 4.999%, 9/19/2045(a)	$65,710

	Aerospace & Defense — 2.3%
100,000	Bombardier, Inc., 6.000%, 2/15/2028, 144A	92,472
850,000	Bombardier, Inc., 7.125%, 6/15/2026, 144A	824,682
60,000	Moog, Inc., 4.250%, 12/15/2027, 144A	55,500
615,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	496,553
190,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	187,750
215,000	TransDigm, Inc., 4.875%, 5/01/2029	187,534
40,000	TransDigm, Inc., 5.500%, 11/15/2027	37,562
270,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	266,271
495,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	502,321

		2,650,645

	Airlines — 1.2%
180,000	Allegiant Travel Co., 7.250%, 8/15/2027, 144A	171,209
1,355,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	1,238,410

		1,409,619

	Automotive — 2.5%
30,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	27,820
75,000	Dana Financing Luxembourg S.a.r.l., 5.750%, 4/15/2025, 144A	73,384
710,000	Ford Motor Co., 3.250%, 2/12/2032	532,459
820,000	Ford Motor Credit Co. LLC, 2.300%, 2/10/2025	748,562
200,000	Ford Motor Credit Co. LLC, 3.375%, 11/13/2025	180,803
635,000	Ford Motor Credit Co. LLC, 4.063%, 11/01/2024	609,646
55,000	General Motors Co., 6.125%, 10/01/2025	55,974
105,000	General Motors Co., 6.250%, 10/02/2043	97,075
275,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	251,551
55,000	Goodyear Tire & Rubber Co. (The), 5.000%, 7/15/2029	45,878
300,000	Jaguar Land Rover Automotive PLC, 5.875%, 1/15/2028	228,135
65,000	Real Hero Merger Sub 2, Inc., 6.250%, 2/01/2029, 144A	44,557
85,000	Wheel Pros, Inc., 6.500%, 5/15/2029, 144A	31,877

		2,927,721

	Banking — 2.9%
200,000	Banco Santander S.A, 5.147%, 8/18/2025	197,786
355,000	Bank of America Corp., (fixed rate to 3/05/2023, variable rate thereafter), 3.550%, 3/05/2024	353,664
250,000	Credit Suisse Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033, 144A	255,967
250,000	Credit Suisse Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026, 144A	213,523
475,000	Credit Suisse Group AG, (fixed rate to 7/15/2025, variable rate thereafter), 6.373%, 7/15/2026, 144A	445,953
410,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	291,172
200,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	146,643
600,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	501,491
400,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	384,400
800,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	649,958

		3,440,557

	Brokerage — 0.2%
130,000	Coinbase Global, Inc., 3.375%, 10/01/2028, 144A	68,718
60,000	Coinbase Global, Inc., 3.625%, 10/01/2031, 144A	28,897
200,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.000%, 8/15/2028, 144A	163,146

		260,761

	Building Materials — 2.3%
90,000	Builders FirstSource, Inc., 4.250%, 2/01/2032, 144A	72,965
265,000	Builders FirstSource, Inc., 5.000%, 3/01/2030, 144A	234,811
1,060,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	894,677
285,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	265,873
205,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/2029, 144A	144,369
50,000	CP Atlas Buyer, Inc., 7.000%, 12/01/2028, 144A	37,133
290,000	Foundation Building Materials, Inc., 6.000%, 3/01/2029, 144A	217,124
120,000	JELD-WEN, Inc., 4.625%, 12/15/2025, 144A	100,476
235,000	LBM Acquisition LLC, 6.250%, 1/15/2029, 144A	149,543
130,000	MIWD Holdco II LLC/MIWD Finance Corp., 5.500%, 2/01/2030, 144A	103,500
250,000	Park River Holdings, Inc., 5.625%, 2/01/2029, 144A	166,476
125,000	Patrick Industries, Inc., 4.750%, 5/01/2029, 144A	103,750
105,000	Standard Industries, Inc., 4.375%, 7/15/2030, 144A	85,567
45,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	41,896
165,000	Victors Merger Corp., 6.375%, 5/15/2029, 144A	90,750

		2,708,910

	Cable Satellite — 8.4%
410,000	Altice Financing S.A., 5.000%, 1/15/2028, 144A	330,050
80,000	Block Communications, Inc., 4.875%, 3/01/2028, 144A	69,800
355,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	285,022
410,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	302,598
1,355,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 3/01/2030, 144A	1,168,572
690,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.000%, 2/01/2028, 144A	626,513
700,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027, 144A	652,449
60,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.500%, 5/01/2026, 144A	58,086
30,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.908%, 7/23/2025	29,403
2,920,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	1,613,691
555,000	CSC Holdings LLC, 4.625%, 12/01/2030	306,712
405,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	226,274
250,000	CSC Holdings LLC, 5.750%, 1/15/2030	140,998
730,000	DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.875%, 8/15/2027, 144A	653,102
925,000	DISH DBS Corp., 5.125%, 6/01/2029	596,727
35,000	DISH DBS Corp., 5.750%, 12/01/2028, 144A	27,934
150,000	DISH DBS Corp., 7.375%, 7/01/2028	106,125
980,000	DISH DBS Corp., 7.750%, 7/01/2026	790,262
329,385	Ligado Networks LLC, 15.500% PIK, 11/01/2023, 144A(b)	105,766
109,130	Ligado Networks LLC, 17.500% PIK, 5/01/2024, 144A(b)	10,397
300,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.500%, 9/15/2028, 144A	125,705
400,000	Telenet Finance Luxembourg Notes S.a.r.l., 5.500%, 3/01/2028, 144A	360,056

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Cable Satellite — continued
$125,000	Telesat Canada/Telesat LLC, 5.625%, 12/06/2026, 144A	$57,503
310,000	UPC Broadband Finco B.V., 4.875%, 7/15/2031, 144A	257,856
110,000	ViaSat, Inc., 6.500%, 7/15/2028, 144A	82,525
445,000	Virgin Media Secured Finance PLC, 5.500%, 5/15/2029, 144A	398,622
565,000	Ziggo Bond Co. BV, 6.000%, 1/15/2027, 144A	525,687

		9,908,435

	Chemicals — 0.5%
150,000	ASP Unifrax Holdings, Inc., 5.250%, 9/30/2028, 144A	120,700
55,000	Chemours Co. (The), 5.375%, 5/15/2027	50,789
150,000	Consolidated Energy Finance S.A., 5.625%, 10/15/2028, 144A	127,451
330,000	Hercules LLC, 6.500%, 6/30/2029	313,619

		612,559

	Consumer Cyclical Services — 3.7%
640,000	ADT Security Corp. (The), 4.125%, 8/01/2029, 144A	544,292
95,000	ANGI Group LLC, 3.875%, 8/15/2028, 144A	70,498
35,000	Arches Buyer, Inc., 6.125%, 12/01/2028, 144A	28,087
45,000	Match Group Holdings II LLC, 3.625%, 10/01/2031, 144A	34,509
125,000	Match Group Holdings II LLC, 5.000%, 12/15/2027, 144A	115,000
55,000	Realogy Group LLC/Realogy Co-Issuer Corp., 5.250%, 4/15/2030, 144A	40,123
330,000	Realogy Group LLC/Realogy Co-Issuer Corp., 5.750%, 1/15/2029, 144A	249,609
1,560,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	1,359,158
760,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	729,600
115,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	115,080
1,045,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	1,048,597

		4,334,553

	Consumer Products — 0.7%
145,000	Coty, Inc., 5.000%, 4/15/2026, 144A	137,500
20,000	Coty, Inc., 6.500%, 4/15/2026, 144A	19,200
305,000	Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 4.750%, 1/15/2029, 144A	276,025
250,000	Energizer Holdings, Inc., 4.375%, 3/31/2029, 144A	212,013
85,000	Prestige Brands, Inc., 3.750%, 4/01/2031, 144A	70,097
135,000	Tempur Sealy International, Inc., 3.875%, 10/15/2031, 144A	105,978

		820,813

	Diversified Manufacturing — 0.4%
135,000	Chart Industries, Inc., 7.500%, 1/01/2030, 144A	135,714
120,000	Madison IAQ LLC, 5.875%, 6/30/2029, 144A	82,248
120,000	Resideo Funding, Inc., 4.000%, 9/01/2029, 144A	97,026
200,000	TK Elevator U.S. Newco, Inc., 5.250%, 7/15/2027, 144A	177,508

		492,496

	Electric — 1.5%
1,060,000	Calpine Corp., 5.125%, 3/15/2028, 144A	945,830
315,000	NRG Energy, Inc., 3.625%, 2/15/2031, 144A	239,462
40,000	NRG Energy, Inc., 3.875%, 2/15/2032, 144A	30,042
140,000	PG&E Corp., 5.000%, 7/01/2028	127,798
25,000	PG&E Corp., 5.250%, 7/01/2030	22,750
460,000	Vistra Operations Co. LLC, 3.550%, 7/15/2024, 144A	441,168

		1,807,050

	Environmental — 0.2%
315,000	GFL Environmental, Inc., 4.000%, 8/01/2028, 144A	269,325

	Finance Companies — 3.9%
455,000	Cobra AcquisitionCo LLC, 6.375%, 11/01/2029, 144A	268,450
295,000	Freedom Mortgage Corp., 7.625%, 5/01/2026, 144A	246,067
155,437	Global Aircraft Leasing Co. Ltd., 7.250% PIK or 6.500% Cash, 9/15/2024, 144A(c)	132,122
115,000	LFS Topco LLC, 5.875%, 10/15/2026, 144A	92,662
655,000	Navient Corp., 4.875%, 3/15/2028	538,683
300,000	Navient Corp., 5.500%, 3/15/2029	244,800
95,000	Navient Corp., 6.750%, 6/25/2025	91,191
205,000	OneMain Finance Corp., 3.500%, 1/15/2027	169,734
600,000	OneMain Finance Corp., 7.125%, 3/15/2026	570,528
275,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	239,250
395,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	338,579
20,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	15,849
300,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029	237,731
795,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	606,804
995,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	743,126
100,000	Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 2.875%, 10/15/2026	85,716

		4,621,292

	Financial Other — 1.7%
210,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	97,163
200,000	CFLD Cayman Investment Ltd., 6.900%, 1/13/2023(d)(e)	22,728
200,000	CFLD Cayman Investment Ltd., 8.600%, 4/08/2024(d)(e)	22,928
200,000	China Aoyuan Group Ltd., 6.200%, 3/24/2026(d)	16,354
200,000	China Evergrande Group, 8.750%, 6/28/2025(d)	14,442
206,049	Easy Tactic Ltd., 7.500% PIK or 6.500% Cash, 7/11/2027(f)	42,747
220,000	Fantasia Holdings Group Co. Ltd., 11.875%, 6/01/2023(d)	15,950
85,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	71,880
1,130,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	1,034,628
200,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(d)	27,222
200,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(d)	27,042
400,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(d)	54,252
335,000	Nationstar Mortgage Holdings, Inc., 5.750%, 11/15/2031, 144A	260,462
120,000	Nationstar Mortgage Holdings, Inc., 6.000%, 1/15/2027, 144A	107,400
200,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(d)	37,336
200,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026(d)	42,602
200,000	Sunac China Holdings Ltd., 6.650%, 8/03/2024(d)	42,866
200,000	Times China Holdings Ltd., 6.200%, 3/22/2026	32,422
400,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(d)	36,944
400,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026(d)	20,028
200,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026(d)	9,856

		2,037,252

	Food & Beverage — 1.2%
65,000	Aramark Services, Inc., 5.000%, 2/01/2028, 144A	60,641
165,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.250%, 4/27/2029, 144A	153,816
40,000	Darling Ingredients, Inc., 6.000%, 6/15/2030, 144A	39,100

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2022

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Food & Beverage — continued
$165,000	HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 4.875%, 6/01/2029, 144A	$113,647
140,000	Performance Food Group, Inc., 4.250%, 8/01/2029, 144A	121,327
230,000	Performance Food Group, Inc., 5.500%, 10/15/2027, 144A	216,928
200,000	Post Holdings, Inc., 4.625%, 4/15/2030, 144A	172,548
125,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	120,885
105,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 3/01/2029, 144A	85,475
120,000	TreeHouse Foods, Inc., 4.000%, 9/01/2028	102,000
205,000	US Foods, Inc., 4.750%, 2/15/2029, 144A	182,024

		1,368,391

	Gaming — 3.6%
280,000	Boyd Gaming Corp., 4.750%, 12/01/2027	260,786
165,000	Boyd Gaming Corp., 4.750%, 6/15/2031, 144A	143,550
220,000	Caesars Entertainment, Inc., 6.250%, 7/01/2025, 144A	213,769
400,000	Melco Resorts Finance Ltd., 5.375%, 12/04/2029, 144A	319,836
200,000	Sands China Ltd., 3.350%, 3/08/2029	163,390
605,000	Sands China Ltd., 4.875%, 6/18/2030	531,662
200,000	Sands China Ltd., 5.900%, 8/08/2028	187,261
575,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	548,498
415,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	398,400
200,000	Studio City Finance Ltd., 5.000%, 1/15/2029, 144A	147,972
230,000	Studio City Finance Ltd., 6.500%, 1/15/2028, 144A	178,600
135,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026, 144A	125,945
140,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026, 144A	131,751
205,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 1/15/2028, 144A	188,114
125,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025, 144A	119,844
105,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024, 144A	103,977
450,000	Wynn Macau Ltd., 5.125%, 12/15/2029, 144A	364,090
165,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029, 144A	141,426

		4,268,871

	Government Owned – No Guarantee — 0.4%
95,000	EcoPetrol S.A., 4.625%, 11/02/2031	72,565
340,000	Petroleos Mexicanos, 5.950%, 1/28/2031	257,328
205,000	YPF S.A., 6.950%, 7/21/2027, 144A	145,226

		475,119

	Health Insurance — 0.3%
420,000	Centene Corp., 2.450%, 7/15/2028	354,501
70,000	Molina Healthcare, Inc., 3.875%, 5/15/2032, 144A	58,131

		412,632

	Healthcare — 2.7%
100,000	AdaptHealth LLC, 5.125%, 3/01/2030, 144A	85,129
110,000	AHP Health Partners, Inc., 5.750%, 7/15/2029, 144A	85,938
710,000	CHS/Community Health Systems, Inc., 5.250%, 5/15/2030, 144A	535,366
95,000	CHS/Community Health Systems, Inc., 8.000%, 3/15/2026, 144A	86,489
400,000	DaVita, Inc., 3.750%, 2/15/2031, 144A	298,540
	Healthcare — continued
180,000	DaVita, Inc., 4.625%, 6/01/2030, 144A	144,797
155,000	Encompass Health Corp., 4.500%, 2/01/2028	140,802
260,000	Encompass Health Corp., 4.750%, 2/01/2030	228,317
205,000	Garden Spinco Corp., 8.625%, 7/20/2030, 144A	217,300
470,000	LifePoint Health, Inc., 5.375%, 1/15/2029, 144A	265,597
210,000	Medline Borrower LP, 5.250%, 10/01/2029, 144A	166,797
75,000	ModivCare Escrow Issuer, Inc., 5.000%, 10/01/2029, 144A	63,248
40,000	ModivCare, Inc., 5.875%, 11/15/2025, 144A	37,573
75,000	RP Escrow Issuer LLC, 5.250%, 12/15/2025, 144A	57,274
135,000	Tenet Healthcare Corp., 5.125%, 11/01/2027, 144A	125,582
95,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	85,055
490,000	Tenet Healthcare Corp., 6.250%, 2/01/2027, 144A	470,650
80,000	U.S. Acute Care Solutions LLC, 6.375%, 3/01/2026, 144A	70,994

		3,165,448

	Home Construction — 0.2%
155,000	Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.875%, 2/15/2030, 144A	120,861
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(d)(g)	—
100,000	Empire Communities Corp., 7.000%, 12/15/2025, 144A	90,416

		211,277

	Independent Energy — 6.8%
215,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.000%, 11/01/2026, 144A	208,554
390,000	Baytex Energy Corp., 8.750%, 4/01/2027, 144A	396,813
115,000	California Resources Corp., 7.125%, 2/01/2026, 144A	110,520
190,000	Callon Petroleum Co., 8.000%, 8/01/2028, 144A	181,124
580,000	Chesapeake Energy Corp., 5.500%, 2/01/2026, 144A	559,686
120,000	Chesapeake Energy Corp., 6.750%, 4/15/2029, 144A	116,832
65,000	Chord Energy Corp., 6.375%, 6/01/2026, 144A	63,305
255,000	CNX Resources Corp., 7.250%, 3/14/2027, 144A	253,087
135,000	Colgate Energy Partners III LLC, 5.875%, 7/01/2029, 144A	115,946
105,000	Comstock Resources, Inc., 6.750%, 3/01/2029, 144A	94,763
470,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	348,123
155,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	144,283
150,000	Crescent Energy Finance LLC, 7.250%, 5/01/2026, 144A	141,351
165,000	Energean Israel Finance Ltd., 4.875%, 3/30/2026, 144A	152,278
85,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	76,075
285,000	EQT Corp., 3.900%, 10/01/2027	263,102
40,000	EQT Corp., 5.678%, 10/01/2025	39,806
30,000	EQT Corp., 5.700%, 4/01/2028	29,839
165,000	EQT Corp., 6.125%, 2/01/2025	165,388
125,000	Gulfport Energy Corp., 8.000%, 5/17/2026, 144A	121,875
285,000	Matador Resources Co., 5.875%, 9/15/2026	274,016
60,000	MEG Energy Corp., 5.875%, 2/01/2029, 144A	56,582
130,000	Murphy Oil Corp., 6.125%, 12/01/2042	101,400
425,000	Northern Oil & Gas, Inc., 8.125%, 3/01/2028, 144A	408,082
70,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	69,738
260,000	Occidental Petroleum Corp., 6.125%, 1/01/2031	262,389
80,000	Occidental Petroleum Corp., 6.450%, 9/15/2036	81,600
470,000	Occidental Petroleum Corp., 6.600%, 3/15/2046	483,625
225,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	232,510
85,000	Occidental Petroleum Corp., 7.500%, 5/01/2031	90,820
40,000	Occidental Petroleum Corp., 7.875%, 9/15/2031	44,160

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Independent Energy — continued
$45,000	Occidental Petroleum Corp., 8.500%, 7/15/2027	$48,456
780,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	880,624
470,000	PDC Energy, Inc., 5.750%, 5/15/2026	448,648
115,000	Permian Resources Operating LLC, 6.875%, 4/01/2027, 144A	108,357
85,000	Range Resources Corp., 8.250%, 1/15/2029	87,588
110,000	SM Energy Co., 5.625%, 6/01/2025	105,599
165,000	SM Energy Co., 6.750%, 9/15/2026	160,190
125,000	Southwestern Energy Co., 5.375%, 2/01/2029	115,883
250,000	Strathcona Resources Ltd., 6.875%, 8/01/2026, 144A	182,466
125,000	Tap Rock Resources LLC, 7.000%, 10/01/2026, 144A	116,263

		7,941,746

	Industrial Other — 0.3%
220,000	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 2/01/2026, 144A	200,562
130,000	Installed Building Products, Inc., 5.750%, 2/01/2028, 144A	116,889

		317,451

	Leisure — 3.1%
650,000	Carnival Corp., 5.750%, 3/01/2027, 144A	464,126
125,000	Cinemark USA, Inc., 5.250%, 7/15/2028, 144A	92,824
110,000	Live Nation Entertainment, Inc., 3.750%, 1/15/2028, 144A	93,729
370,000	Live Nation Entertainment, Inc., 4.750%, 10/15/2027, 144A	329,420
950,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	746,196
10,000	NCL Corp. Ltd., 5.875%, 3/15/2026	7,855
70,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	51,675
125,000	Royal Caribbean Cruises Ltd., 3.700%, 3/15/2028	91,875
325,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	262,713
1,065,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	849,918
30,000	Royal Caribbean Cruises Ltd., 11.625%, 8/15/2027, 144A	30,127
120,000	SeaWorld Parks & Entertainment, Inc., 5.250%, 8/15/2029, 144A	104,484
180,000	Speedway Motorsports LLC/Speedway Funding II, Inc., 4.875%, 11/01/2027, 144A	159,725
375,000	Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/2029, 144A	301,875
110,000	VOC Escrow Ltd., 5.000%, 2/15/2028, 144A	94,611

		3,681,153

	Lodging — 2.1%
595,000	Hilton Domestic Operating Co., Inc., 5.375%, 5/01/2025, 144A	588,934
225,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	183,635
450,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	387,000
100,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	82,963
605,000	Marriott Ownership Resorts, Inc., 4.750%, 1/15/2028	526,823
895,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	729,273
20,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	16,585

		2,515,213

	Media Entertainment — 1.9%
170,000	CMG Media Corp., 8.875%, 12/15/2027, 144A	127,959
130,000	Deluxe Corp., 8.000%, 6/01/2029, 144A	106,925
	Media Entertainment — continued
310,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.375%, 8/15/2026, 144A	36,425
140,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027, 144A	1,050
395,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	321,664
245,000	iHeartCommunications, Inc., 6.375%, 5/01/2026	225,400
430,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	365,684
20,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	19,400
185,000	Netflix, Inc., 5.875%, 2/15/2025	187,331
35,000	Netflix, Inc., 6.375%, 5/15/2029	36,025
105,000	Nexstar Media, Inc., 5.625%, 7/15/2027, 144A	96,323
110,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.000%, 8/15/2027, 144A	99,027
35,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.250%, 6/15/2025, 144A	34,674
65,000	Playtika Holding Corp., 4.250%, 3/15/2029, 144A	51,022
185,000	Sinclair Television Group, Inc., 5.125%, 2/15/2027, 144A	150,888
120,000	Stagwell Global LLC, 5.625%, 8/15/2029, 144A	98,927
170,000	Warnermedia Holdings, Inc., 3.755%, 3/15/2027, 144A	153,432
85,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032, 144A	70,084

		2,182,240

	Metals & Mining — 3.3%
200,000	Alcoa Nederland Holding BV, 5.500%, 12/15/2027, 144A	192,732
120,000	ATI, Inc., 4.875%, 10/01/2029	106,048
205,000	ATI, Inc., 5.875%, 12/01/2027	196,038
200,000	Cia de Minas Buenaventura SAA, 5.500%, 7/23/2026, 144A	171,514
265,000	Cleveland-Cliffs, Inc., 6.750%, 3/15/2026, 144A	265,663
175,000	Commercial Metals Co., 4.125%, 1/15/2030	154,850
845,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	800,233
1,245,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	1,168,088
285,000	Mineral Resources Ltd., 8.125%, 5/01/2027, 144A	286,976
525,000	Novelis Corp., 4.750%, 1/30/2030, 144A	465,447
76,000	United States Steel Corp., 6.875%, 3/01/2029	73,769
40,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	34,462

		3,915,820

	Midstream — 4.3%
85,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.375%, 6/15/2029, 144A	77,710
195,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., 7.875%, 5/15/2026, 144A	197,392
250,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.625%, 12/15/2025, 144A	248,139
185,000	Buckeye Partners LP, 4.500%, 3/01/2028, 144A	162,614
80,000	Buckeye Partners LP, 5.600%, 10/15/2044	58,416
55,000	Buckeye Partners LP, 5.850%, 11/15/2043	40,979
220,000	Cheniere Energy Partners LP, 4.000%, 3/01/2031	187,299
115,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.000%, 2/01/2029, 144A	105,514
30,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	24,814
175,000	DCP Midstream Operating LP, 5.375%, 7/15/2025	173,373
230,000	DCP Midstream Operating LP, 5.625%, 7/15/2027	228,510
195,000	EnLink Midstream LLC, 6.500%, 9/01/2030, 144A	192,992
170,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	140,210
160,000	EQM Midstream Partners LP, 5.500%, 7/15/2028	143,065

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2022

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Midstream — continued
$41,000	EQM Midstream Partners LP, 6.000%, 7/01/2025, 144A	$39,565
200,000	EQM Midstream Partners LP, 6.500%, 7/01/2027, 144A	191,150
50,000	EQM Midstream Partners LP, 6.500%, 7/15/2048	37,479
440,000	EQM Midstream Partners LP, 7.500%, 6/01/2027, 144A	430,874
80,000	EQM Midstream Partners LP, 7.500%, 6/01/2030, 144A	77,082
115,000	Ferrellgas LP/Ferrellgas Finance Corp., 5.375%, 4/01/2026, 144A	104,609
300,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.750%, 2/01/2028	276,144
150,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	128,238
250,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	243,521
150,000	Holly Energy Partners LP/Holly Energy Finance Corp., 6.375%, 4/15/2027, 144A	147,374
145,000	NuStar Logistics LP, 5.750%, 10/01/2025	139,393
125,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 6/01/2031, 144A	106,248
135,000	Sunoco LP/Sunoco Finance Corp., 4.500%, 5/15/2029	118,085
295,000	Targa Resources Corp., 5.200%, 7/01/2027	289,139
40,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	36,118
30,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/2028	28,619
240,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030	225,821
50,000	Western Midstream Operating LP, 4.500%, 3/01/2028	45,875
170,000	Western Midstream Operating LP, 4.750%, 8/15/2028	155,259
160,000	Western Midstream Operating LP, 5.300%, 3/01/2048	131,556
120,000	Western Midstream Operating LP, 5.500%, 2/01/2050	98,856

		5,032,032

	Non-Agency Commercial Mortgage-Backed Securities — 1.4%
96,223	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1, 1-month LIBOR + 3.500%, 7.818%, 11/15/2031, 144A(a)	80,577
216,502	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2, 1-month LIBOR + 4.500%, 8.818%, 11/15/2031, 144A(a)	138,518
260,000	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 4.941%, 5/10/2047, 144A(h)	210,600
1,020,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	592,685
45,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.154%, 8/10/2044, 144A(h)	33,863
100,000	GS Mortgage Securities Trust, Series 2014-GC22, Class D, 4.686%, 6/10/2047, 144A(h)	88,410
100,000	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class C, 4.282%, 10/15/2030, 144A(h)	72,050
380,000	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 7.818%, 11/15/2027, 144A(a)(g)	102,199
	Non-Agency Commercial Mortgage-Backed Securities — continued
420,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 8.718%, 11/15/2027, 144A(a)(g)	39,916
145,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class C, 4.458%, 8/15/2050	89,543
60,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.134%, 11/15/2059(h)	45,663
99,910	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.378%, 3/15/2044, 144A(h)	39,824
80,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.357%, 12/15/2045(h)	71,579
120,641	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.651%, 6/15/2045, 144A(h)	2,714

		1,608,141

	Oil Field Services — 1.1%
125,000	Nabors Industries, Inc., 7.375%, 5/15/2027, 144A	122,480
90,000	Precision Drilling Corp., 6.875%, 1/15/2029, 144A	83,791
10,000	Precision Drilling Corp., 7.125%, 1/15/2026, 144A	9,675
55,000	Solaris Midstream Holdings LLC, 7.625%, 4/01/2026, 144A	54,705
134,400	Transocean Pontus Ltd., 6.125%, 8/01/2025, 144A	131,680
656,250	Transocean Poseidon Ltd., 6.875%, 2/01/2027, 144A	638,610
38,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	37,433
180,000	Weatherford International Ltd., 8.625%, 4/30/2030, 144A	172,855
8,000	Weatherford International Ltd., 11.000%, 12/01/2024, 144A	8,160

		1,259,389

	Packaging — 0.1%
75,000	Graham Packaging Co., Inc., 7.125%, 8/15/2028, 144A	62,576

	Pharmaceuticals — 3.5%
1,245,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028, 144A	791,872
565,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	271,008
185,000	Bausch Health Cos., Inc., 6.125%, 2/01/2027, 144A	127,581
200,000	Cheplapharm Arzneimittel GmbH, 5.500%, 1/15/2028, 144A	168,528
240,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.000%, 6/30/2028, 144A(d)	12,600
30,000	Endo Luxembourg Finance Co. I. S.a.r.l./Endo U.S., Inc., 6.125%, 4/01/2029, 144A	22,759
200,000	Grifols Escrow Issuer S.A., 4.750%, 10/15/2028, 144A	172,694
335,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.125%, 4/30/2031, 144A	290,070
200,000	Perrigo Finance Unlimited Co., 4.400%, 6/15/2030	170,403
325,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	285,697
690,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	603,405
1,930,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	1,180,051

		4,096,668

	Property & Casualty Insurance — 0.8%
240,000	Acrisure LLC/Acrisure Finance, Inc., 6.000%, 8/01/2029, 144A	196,135
240,000	AmWINS Group, Inc., 4.875%, 6/30/2029, 144A	203,555
160,000	AssuredPartners, Inc., 5.625%, 1/15/2029, 144A	131,686
125,000	BroadStreet Partners, Inc., 5.875%, 4/15/2029, 144A	106,385
275,000	USI, Inc., 6.875%, 5/01/2025, 144A	264,920

		902,681

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Refining — 0.3%
$55,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.000%, 4/15/2025, 144A	$57,326
370,000	CVR Energy, Inc., 5.250%, 2/15/2025, 144A	340,400

		397,726

	REITs – Hotels — 0.3%
395,000	Service Properties Trust, 4.750%, 10/01/2026	310,845
70,000	Service Properties Trust, 7.500%, 9/15/2025	66,705

		377,550

	REITs – Mortgage — 0.2%
45,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	37,802
215,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	202,001

		239,803

	Restaurants — 1.1%
770,000	1011778 B.C. ULC/New Red Finance, Inc., 3.875%, 1/15/2028, 144A	688,800
100,000	Bloomin’ Brands, Inc./OSI Restaurant Partners LLC, 5.125%, 4/15/2029, 144A	84,110
425,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.750%, 6/01/2027, 144A	408,000
90,000	Papa John’s International, Inc., 3.875%, 9/15/2029, 144A	75,150

		1,256,060

	Retailers — 1.4%
160,000	Asbury Automotive Group, Inc., 4.500%, 3/01/2028	140,864
225,000	Asbury Automotive Group, Inc., 4.625%, 11/15/2029, 144A	189,594
83,000	Asbury Automotive Group, Inc., 4.750%, 3/01/2030	69,417
120,000	Bath & Body Works, Inc., 5.250%, 2/01/2028	111,438
100,000	Bath & Body Works, Inc., 6.750%, 7/01/2036	87,890
55,000	Bath & Body Works, Inc., 6.875%, 11/01/2035	48,890
195,000	Carvana Co., 4.875%, 9/01/2029, 144A	75,126
255,000	Carvana Co., 5.500%, 4/15/2027, 144A	101,027
35,000	Group 1 Automotive, Inc., 4.000%, 8/15/2028, 144A	29,625
50,000	Ken Garff Automotive LLC, 4.875%, 9/15/2028, 144A	41,826
85,000	Michaels Cos., Inc. (The), 7.875%, 5/01/2029, 144A	56,794
115,000	NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.125%, 4/01/2026, 144A	107,786
250,000	PetSmart, Inc./PetSmart Finance Corp., 7.750%, 2/15/2029, 144A	234,798
240,000	Sonic Automotive, Inc., 4.625%, 11/15/2029, 144A	192,170
245,000	Sonic Automotive, Inc., 4.875%, 11/15/2031, 144A	192,615

		1,679,860

	Supermarkets — 0.2%
200,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.625%, 1/15/2027, 144A	185,774

	Technology — 5.5%
185,000	Block, Inc., 2.750%, 6/01/2026	165,279
345,000	Broadcom, Inc., 4.300%, 11/15/2032	304,062
215,000	Clarivate Science Holdings Corp., 4.875%, 7/01/2029, 144A	182,825
85,000	Cloud Software Group Holdings, Inc., 6.500%, 3/31/2029, 144A	71,594
205,000	Coherent Corp., 5.000%, 12/15/2029, 144A	176,798
1,410,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	957,674
75,000	Dun & Bradstreet Corp. (The), 5.000%, 12/15/2029, 144A	64,182
320,000	Elastic NV, 4.125%, 7/15/2029, 144A	258,464
	Technology — continued
495,000	Endurance International Group Holdings, Inc., 6.000%, 2/15/2029, 144A	322,186
60,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	51,538
290,000	Gen Digital, Inc., 6.750%, 9/30/2027, 144A	284,200
320,000	Global Payments, Inc., 4.950%, 8/15/2027	310,401
95,000	GoTo Group, Inc., 5.500%, 9/01/2027, 144A	51,093
185,000	Iron Mountain, Inc., 4.500%, 2/15/2031, 144A	152,059
115,000	Iron Mountain, Inc., 4.875%, 9/15/2027, 144A	105,754
440,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	383,768
445,000	Micron Technology, Inc., 6.750%, 11/01/2029	452,021
370,000	NCR Corp., 5.000%, 10/01/2028, 144A	315,438
45,000	NCR Corp., 5.125%, 4/15/2029, 144A	37,634
65,000	NCR Corp., 5.750%, 9/01/2027, 144A	62,200
220,000	Neptune Bidco U.S., Inc., 9.290%, 4/15/2029, 144A	207,350
455,000	Open Text Corp., 3.875%, 12/01/2029, 144A	365,905
280,000	Open Text Corp., 6.900%, 12/01/2027, 144A	280,000
280,000	Oracle Corp., 2.950%, 5/15/2025	265,652
110,000	Presidio Holdings, Inc., 4.875%, 2/01/2027, 144A	100,312
110,000	Presidio Holdings, Inc., 8.250%, 2/01/2028, 144A	101,979
90,000	Rackspace Technology Global, Inc., 5.375%, 12/01/2028, 144A	39,556
80,000	Sabre GLBL, Inc., 11.250%, 12/15/2027, 144A	82,378
60,000	Seagate HDD Cayman, 4.875%, 6/01/2027	55,933
90,000	Sensata Technologies, Inc., 3.750%, 2/15/2031, 144A	74,038
50,000	Sensata Technologies, Inc., 4.375%, 2/15/2030, 144A	43,525
105,000	SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	98,322
70,000	Ziff Davis, Inc., 4.625%, 10/15/2030, 144A	59,233

		6,483,353

	Treasuries — 3.3%
920,000	U.S. Treasury Note, 0.125%, 2/28/2023	913,863
1,390,000	U.S. Treasury Note, 0.125%, 3/31/2023	1,375,765
1,575,000	U.S. Treasury Note, 0.125%, 7/15/2023	1,536,732

		3,826,360

	Wireless — 3.3%
640,000	Altice France S.A., 5.125%, 1/15/2029, 144A	481,223
495,000	HTA Group Ltd., 7.000%, 12/18/2025, 144A	455,400
200,000	IHS Holding Ltd., 5.625%, 11/29/2026, 144A	165,100
400,000	IHS Holding Ltd., 6.250%, 11/29/2028, 144A	322,624
305,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	289,256
630,000	SBA Communications Corp., 3.125%, 2/01/2029	523,839
275,000	SBA Communications Corp., 3.875%, 2/15/2027	248,466
1,630,000	SoftBank Group Corp., 4.625%, 7/06/2028	1,338,295

		3,824,203

	Wirelines — 1.5%
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	113,413
30,000	Embarq Corp., 7.995%, 6/01/2036	13,950
430,000	Frontier Communications Holdings LLC, 5.875%, 10/15/2027, 144A	399,285
135,000	Frontier Communications Holdings LLC, 8.750%, 5/15/2030, 144A	137,261
210,000	Iliad Holding SASU, 6.500%, 10/15/2026, 144A	194,766
275,000	Level 3 Financing, Inc., 3.625%, 1/15/2029, 144A	201,366
95,000	Level 3 Financing, Inc., 4.250%, 7/01/2028, 144A	74,832
435,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	355,869
120,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	97,428
210,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.750%, 4/15/2028, 144A	168,000

		1,756,170

	Total Non-Convertible Bonds (Identified Cost $121,580,891)	101,811,405

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2022

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
Convertible Bonds — 5.0%
	Airlines — 0.5%
$535,000	Southwest Airlines Co., 1.250%, 5/01/2025	$642,535

	Cable Satellite — 1.7%
3,185,000	DISH Network Corp., 3.375%, 8/15/2026	1,995,403
40,000	DISH Network Corp., Zero Coupon, 6.944%-9.514%, 12/15/2025(i)	25,604

		2,021,007

	Consumer Cyclical Services — 0.2%
310,000	Uber Technologies, Inc., Zero Coupon, 0.000%-1.922%, 12/15/2025(i)	261,823
30,000	Zillow Group, Inc., 1.375%, 9/01/2026	30,225

		292,048

	Consumer Products — 0.0%
30,000	Beauty Health Co. (The), 1.250%, 10/01/2026, 144A	22,680

	Gaming — 0.1%
60,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	88,440

	Healthcare — 0.8%
140,000	Lantheus Holdings, Inc., 2.625%, 12/15/2027, 144A	140,966
990,000	Teladoc Health, Inc., 1.250%, 6/01/2027	760,513

		901,479

	Leisure — 0.2%
275,000	NCL Corp. Ltd., 1.125%, 2/15/2027	188,358

	Media Entertainment — 0.1%
175,000	Bilibili, Inc., 0.500%, 12/01/2026	128,625

	Pharmaceuticals — 1.2%
255,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	270,632
825,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	886,513
230,000	Livongo Health, Inc., 0.875%, 6/01/2025	201,337

		1,358,482

	Technology — 0.2%
145,000	RingCentral, Inc., Zero Coupon, 7.146%-8.016%, 3/15/2026(i)	113,825
125,000	Unity Software, Inc., Zero Coupon, 7.449%-7.662%, 11/15/2026(i)	93,562
45,000	Wolfspeed, Inc., 0.250%, 2/15/2028, 144A	38,903
50,000	Wolfspeed, Inc., 1.875%, 12/01/2029, 144A	45,025

		291,315

	Total Convertible Bonds (Identified Cost $7,877,632)	5,934,969

	Total Bonds and Notes (Identified Cost $129,458,523)	107,746,374

Collateralized Loan Obligations — 1.6%
295,000	AIG CLO LLC, Series 2021-2A, Class E, 3-month LIBOR + 6.500%, 10.743%, 7/20/2034, 144A(a)	263,977
250,000	Battalion CLO XVI Ltd., Series 2019-16A, Class ER, 3-month LIBOR + 6.600%, 10.843%, 12/19/2032, 144A(a)	216,512
250,000	NYACK Park CLO Ltd., Series 2021-1A, Class E, 3-month LIBOR + 6.100%, 10.343%, 10/20/2034, 144A(a)	217,497
250,000	Octagon Investment Partners 44 Ltd., Series 2019-1A, Class ER, 3-month LIBOR + 6.750%, 10.829%, 10/15/2034, 144A(a)	212,730
260,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class ER, 3-month LIBOR + 6.360%, 10.638%, 4/21/2034, 144A(a)	228,776
$310,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class ER, 3-month LIBOR + 6.250%, 10.493%, 7/02/2035, 144A(a)	$280,518
260,000	Palmer Square CLO Ltd., Series 2021-4A, Class E, 3-month LIBOR + 6.050%, 10.129%, 10/15/2034, 144A(a)	234,137
250,000	Palmer Square CLO Ltd., Series 2021-3A, Class E, 3-month LIBOR + 6.150%, 10.229%, 1/15/2035, 144A(a)	225,123

	Total Collateralized Loan Obligations (Identified Cost $2,122,374)	1,879,270

Shares
Preferred Stocks — 0.7%
	Technology — 0.2%
6,664	Clarivate PLC, Series A, 5.250%	252,432

	Wireless — 0.5%
506	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A	578,874

	Total Preferred Stocks (Identified Cost $999,485)	831,306

Common Stocks — 0.1%
	Energy Equipment & Services — 0.0%
10,149	McDermott International Ltd.(j)	3,248

	Media — 0.1%
9,786	iHeartMedia, Inc., Class A(j)	59,988

	Oil, Gas & Consumable Fuels — 0.0%
3,650	Battalion Oil Corp.(j)	35,441

	Total Common Stocks (Identified Cost $841,517)	98,677

Other Investments — 0.0%
	Aircraft ABS — 0.0%
100	ECAF I Blocker Ltd.(e)(g) (Identified Cost $1,000,000)	6,825

Warrants — 0.0%
20,319	McDermott International Ltd., Tranche A, Expiration on 5/1/2024(g)(j)	73
22,577	McDermott International Ltd., Tranche B, Expiration on 5/1/2024(g)(j)	22

	Total Warrants (Identified Cost $31,517)	95

Exchange-Traded Funds — 1.2%
18,931	iShares® iBoxx $ High Yield Corporate Bond ETF (Identified Cost $1,610,340)	1,393,890

Principal Amount
Short-Term Investments — 4.4%
$3,745,078	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $3,745,827 on 1/03/2023 collateralized by $4,019,700 U.S. Treasury Note, 2.875% due 5/15/2028 valued at $3,820,049 including accrued interest (Note 2 of Notes to Financial Statements)	3,745,078

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
$1,425,000	U.S. Treasury Bills, 4.307%, 3/30/2023(k)	$1,410,403

	Total Short-Term Investments (Identified Cost $5,155,416)	5,155,481

	Total Investments — 99.7% (Identified Cost $141,219,172)	117,111,918
	Other assets less liabilities — 0.3%	369,199

	Net Assets — 100.0%	$117,481,117

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of December 31, 2022 is disclosed.
(b)	Payment-in-kind security for which the issuer, at each interest payment date, makes interest payments in additional principal.
(c)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended December 31, 2022, interest payments were made in cash and principal.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Securities subject to restriction on resale. At December 31, 2022, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
CFLD Cayman Investment Ltd.	11/11/2021	$66,000	$22,728	Less than 0.1%
CFLD Cayman Investment Ltd.	3/11/2020	64,000	22,928	Less than 0.1%
ECAF I Blocker Ltd.	12/20/2016	1,000,000	6,825	Less than 0.1%

(f)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. No payments were made during the period.
(g)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(h)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2022 is disclosed.
(i)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(j)	Non-income producing security.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of Rule 144A holdings amounted to $71,207,910 or 60.6% of net assets.
ABS	Asset-Backed Securities
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

At December 31, 2022, the Fund had the following open centrally cleared credit default swap agreements:

Sell Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA HY* Series 37 500, 5-Year	5.00%	12/20/2026	4.12%	1,158,300	$(10,643)	$35,656	$46,299

(‡)	Notional value stated in U.S. dollars unless otherwise noted.

^

Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

*	CDX.NA.HY is an index composed of North American high yield credit default swaps.

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2022

Loomis Sayles High Income Fund – (continued)

Industry Summary at December 31, 2022

Cable Satellite	10.1%
Independent Energy	6.8
Technology	5.9
Pharmaceuticals	4.7
Midstream	4.3
Consumer Cyclical Services	3.9
Finance Companies	3.9
Wireless	3.8
Gaming	3.7
Healthcare	3.5
Metals & Mining	3.3
Leisure	3.3
Treasuries	3.3
Banking	2.9
Automotive	2.5
Building Materials	2.3
Aerospace & Defense	2.3
Lodging	2.1
Media Entertainment	2.0
Other Investments, less than 2% each	17.9
Short-Term Investments	4.4
Collateralized Loan Obligations	1.6
Exchange-Traded Funds	1.2

Total Investments	99.7
Other assets less liabilities (including swap agreements)	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 73.2% of Net Assets
Non-Convertible Bonds — 72.0%
	ABS Car Loan — 4.5%
$3,733,377	American Credit Acceptance Receivables Trust, Series 2019-3, Class D, 2.890%, 9/12/2025, 144A	$3,711,871
3,200,000	American Credit Acceptance Receivables Trust, Series 2022-1, Class D, 2.460%, 3/13/2028, 144A	2,879,182
1,785,000	American Credit Acceptance Receivables Trust, Series 2022-4, Class C, 7.860%, 2/15/2029, 144A	1,807,584
1,941,756	AmeriCredit Automobile Receivables Trust, Series 2018-2, Class D, 4.010%, 7/18/2024	1,938,424
10,515,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024	10,438,865
25,880,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class D, 3.620%, 3/18/2025	25,461,751
12,340,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class D, 2.990%, 6/18/2025	12,015,917
1,395,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class D, 2.130%, 3/18/2026	1,306,772
11,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class D, 3.040%, 3/20/2025, 144A	10,293,118
1,940,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	1,874,386
8,910,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027, 144A	8,074,513
7,500,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class D, 4.080%, 2/20/2028, 144A	6,075,728
13,585,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025	13,248,812
5,811,000	CarMax Auto Owner Trust, Series 2019-2, Class D, 3.410%, 10/15/2025	5,691,433
2,315,000	CarMax Auto Owner Trust, Series 2019-3, Class D, 2.850%, 1/15/2026	2,247,227
4,625,000	CarMax Auto Owner Trust, Series 2020-1, Class D, 2.640%, 7/15/2026	4,447,289
2,550,000	CarMax Auto Owner Trust, Series 2021-3, Class D, 1.500%, 1/18/2028	2,223,703
1,100,000	CarMax Auto Owner Trust, Series 2022-1, Class D, 2.470%, 7/17/2028	957,299
2,525,000	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class C, 2.730%, 11/15/2029, 144A	2,414,044
275,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030, 144A	259,145
3,147,456	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026	3,144,628
6,944,700	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026	6,927,744
2,593,703	Drive Auto Receivables Trust, Series 2019-2, Class D, 3.690%, 8/17/2026	2,574,269
2,355,183	DT Auto Owner Trust, Series 2019-1A, Class D, 3.870%, 11/15/2024, 144A	2,352,712
2,156,041	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A	2,132,632
2,614,543	DT Auto Owner Trust, Series 2019-3A, Class D, 2.960%, 4/15/2025, 144A	2,580,392
	ABS Car Loan — continued
10,500,000	DT Auto Owner Trust, Series 2022-1A, Class D, 3.400%, 12/15/2027, 144A	9,434,786
7,410,000	Exeter Automobile Receivables Trust, Series 2021-1A, Class D, 1.080%, 11/16/2026	6,908,454
2,685,000	Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.560%, 7/17/2028	2,516,147
2,575,000	Exeter Automobile Receivables Trust, Series 2022-6A, Class C, 6.320%, 5/15/2028	2,576,173
3,252,334	First Investors Auto Owner Trust, Series 2019-1A, Class D, 3.550%, 4/15/2025, 144A	3,237,959
2,660,000	First Investors Auto Owner Trust, Series 2022-1A, Class D, 3.790%, 6/15/2028, 144A	2,407,492
4,610,000	Flagship Credit Auto Trust, Series 2019-3, Class D, 2.860%, 12/15/2025, 144A	4,433,522
8,618,880	Ford Credit Auto Owner Trust, Series 2020-B, Class A3, 0.560%, 10/15/2024	8,525,002
10,768,291	Ford Credit Auto Owner Trust, Series 2020-C, Class A3, 0.410%, 7/15/2025	10,507,741
20,913,908	Ford Credit Auto Owner Trust, Series 2021-A, Class A3, 0.300%, 8/15/2025	20,315,269
4,539,008	GLS Auto Receivables Trust, Series 2019-2A, Class C, 3.540%, 2/18/2025, 144A	4,506,745
947,409	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A3, 1.840%, 9/16/2024	941,075
7,022,605	GM Financial Consumer Automobile Receivables Trust, Series 2021-1, Class A3, 0.350%, 10/16/2025	6,793,914
20,450,683	GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class A3, 0.510%, 4/16/2026	19,650,067
1,400,000	GMF Floorplan Owner Revolving Trust, Series 2020-1, Class C, 1.480%, 8/15/2025, 144A	1,352,744
11,298,000	Hertz Vehicle Financing III LLC, Series 2022-1A, 4.850%, 6/25/2026, 144A	9,938,342
8,396,000	Hertz Vehicle Financing III LLC, Series 2022-3A, 6.310%, 3/25/2025, 144A	8,005,149
6,675,000	Hertz Vehicle Financing LLC, Class D, Series 2022-4A, 6.560%, 9/25/2026, 144A	6,152,741
11,391,683	Honda Auto Receivables Owner Trust, Series 2021-1, Class A3, 0.270%, 4/21/2025	11,019,238
1,089,096	JPMorgan Chase Bank NA, Series 2021-1, Class D, 1.174%, 9/25/2028, 144A	1,046,934
786,277	Nissan Auto Receivables Owner Trust, Series 2019-C, Class A3, 1.930%, 7/15/2024	783,463
4,186,571	Nissan Auto Receivables Owner Trust, Series 2020-B, Class A3, 0.550%, 7/15/2024	4,142,042
4,350,000	Prestige Auto Receivables Trust, Series 2020-1A, Class E, 3.670%, 2/15/2028, 144A	4,253,243
4,466,440	Santander Drive Auto Receivables Trust, Series 2019-1, Class D, 3.650%, 4/15/2025	4,458,661
3,563,333	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025	3,540,881
4,134,105	Santander Drive Auto Receivables Trust, Series 2019-3, Class D, 2.680%, 10/15/2025	4,114,922
12,815,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class D, 5.350%, 3/15/2028	12,794,016
2,900,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.220%, 9/15/2026	2,821,822

		314,257,984

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Credit Card — 0.2%
$3,460,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A	$3,422,461
6,355,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026, 144A	6,063,020
5,000,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class C, 4.210%, 3/20/2026, 144A	4,573,401
1,525,000	Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.240%, 9/15/2026, 144A	1,476,675

		15,535,557

	ABS Home Equity — 3.7%
15,451,000	American Homes 4 Rent Trust, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A	15,016,881
811,282	Brass PLC, Series 8A, Class A1, 3-month LIBOR + 0.700%, 5.344%, 11/16/2066, 144A(a)	811,106
10,390,000	CAFL Issuer LLC, Series 2021-RTL1, Class A1, 2.239%, 3/28/2029, 144A(b)	9,448,097
1,398,708	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 6.228%, 11/25/2070, 144A(b)	1,376,491
3,288,288	Citigroup Mortgage Loan Trust, Series 2019-RP1, Class A1, 3.500%, 1/25/2066, 144A(b)	3,103,348
2,434,000	CoreVest American Finance Trust, Series 2019-1, Class D, 4.818%, 3/15/2052, 144A	2,188,251
3,145,002	CoreVest American Finance Trust, Series 2019-3, Class A, 2.705%, 10/15/2052, 144A	2,945,183
2,929,000	CoreVest American Finance Trust, Series 2019-3, Class B, 3.163%, 10/15/2052, 144A	2,479,879
1,259,000	CoreVest American Finance Trust, Series 2020-2, Class C, 4.596%, 5/15/2052, 144A(b)	1,159,177
1,870,000	CoreVest American Finance Trust, Series 2021-3, Class D, 3.469%, 10/15/2054, 144A	1,413,970
3,094,414	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 2.691%, 3/25/2060, 144A(b)	2,903,244
5,120,853	Credit Suisse Mortgage Trust, Series 2021-RPL1, Class A1, 1.668%, 9/27/2060, 144A(b)	4,831,116
6,511,148	Federal Home Loan Mortgage Corp., Series 2022-DNA3, Class M1A, 30-day Average SOFR + 2.000%, 5.928%, 4/25/2042, 144A(a)	6,478,594
1,515,000	FirstKey Homes Trust, Series 2020-SFR1, Class E, 2.791%, 8/17/2037, 144A	1,352,528
11,696,000	FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.968%, 10/19/2037, 144A	10,244,394
3,083,000	FirstKey Homes Trust, Series 2020-SRF1, Class D, 2.241%, 8/17/2037, 144A	2,742,725
9,710,000	FirstKey Homes Trust, Series 2022- SFR2, Class D, 4.500%, 7/17/2039, 144A	8,508,001
3,952,976	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(b)	3,707,302
2,369,310	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/2039, 144A	2,037,445
2,430,560	Home Partners of America Trust, Series 2019-2, Class D, 3.121%, 10/19/2039, 144A	2,020,134
1,000,267	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041, 144A	763,742
10,451,466	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026, 144A	8,529,639
5,216,011	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026, 144A	4,256,022
7,981,115	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 6.250%, 11/25/2059, 144A(b)	7,966,896
	ABS Home Equity — continued
5,580,970	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(b)	5,539,390
1,495,469	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A(b)	1,471,142
2,091,107	Legacy Mortgage Asset Trust, Series 2021-GS4, Class A1, 1.650%, 11/25/2060, 144A(b)	1,869,224
1,467,786	Mill City Mortgage Loan Trust, Series 2018-2, Class M1, 3.750%, 5/25/2058, 144A(b)	1,389,167
2,368,801	Mill City Mortgage Loan Trust, Series 2019-1, Class A1, 3.250%, 10/25/2069, 144A(b)	2,227,538
2,744,944	Mill City Mortgage Loan Trust, Series 2019-1, Class M1, 3.500%, 10/25/2069, 144A(b)	2,425,278
5,056,499	Mill City Mortgage Loan Trust, Series 2019-GS1, Class A1, 2.750%, 7/25/2059, 144A(b)	4,698,323
3,860,000	Progress Residential Trust, Series 2019-SFR4, Class D, 3.136%, 10/17/2036, 144A	3,614,906
155,000	Progress Residential Trust, Series 2020-SFR2, Class C, 3.077%, 6/17/2037, 144A	142,077
295,000	Progress Residential Trust, Series 2020-SFR3, Class B, 1.495%, 10/17/2027, 144A	260,604
1,818,000	Progress Residential Trust, Series 2020-SFR3, Class E, 2.296%, 10/17/2027, 144A	1,586,117
5,780,000	Progress Residential Trust, Series 2021-SFR2, Class E1, 2.547%, 4/19/2038, 144A	4,890,114
2,420,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026, 144A	2,047,475
2,015,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026, 144A	1,700,426
3,575,000	Progress Residential Trust, Series 2021-SFR6, Class E1, 2.425%, 7/17/2038, 144A	2,963,595
1,795,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	1,469,423
1,400,000	Progress Residential Trust, Series 2021-SFR9, Class E1, 2.811%, 11/17/2040, 144A	1,087,132
960,000	Progress Residential Trust, Series 2021-SFR9, Class E2, 3.010%, 11/17/2040, 144A	748,660
4,224,581	PRPM LLC, Series 2020-4, Class A1, 2.951%, 10/25/2025, 144A(b)	4,075,749
6,617,643	PRPM LLC, Series 2021-1, Class A1, 2.115%, 1/25/2026, 144A(b)	6,187,548
5,754,005	PRPM LLC, Series 2021-10, Class A1, 2.487%, 10/25/2026, 144A(b)	5,216,437
235,972	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026, 144A(b)	217,255
5,891,178	PRPM LLC, Series 2021-8, Class A1, 1.743%, 9/25/2026, 144A(b)	5,278,147
15,156,275	PRPM LLC, Series 2022-5, Class A1, 6.900%, 9/27/2027, 144A(b)	15,041,523
398,352	Sequoia Mortgage Trust, Series 2017-CH2, Class A1, 4.000%, 12/25/2047, 144A(b)	365,372
212,116	Sequoia Mortgage Trust, Series 2019-CH2, Class A1, 4.500%, 8/25/2049, 144A(b)	207,066
4,930,000	Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.250%, 6/25/2057, 144A(b)	3,991,096
1,775,000	Towd Point Mortgage Trust, Series 2018-4, Class A2, 3.000%, 6/25/2058, 144A(b)	1,450,281
1,943,340	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(b)	1,553,656
17,610,000	Towd Point Mortgage Trust, Series 2019-2, Class M1, 3.750%, 12/25/2058, 144A(b)	14,025,504
5,133,890	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(b)	4,767,024
3,325,000	Towd Point Mortgage Trust, Series 2020-1, Class A2B, 3.250%, 1/25/2060, 144A(b)	2,700,728

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Home Equity — continued
$3,950,000	Tricon American Homes, Series 2020-SFR1, Class D, 2.548%, 7/17/2038, 144A	$3,426,098
2,575,000	Tricon American Homes Trust, Series 2019-SFR1, Class D, 3.198%, 3/17/2038, 144A	2,313,702
1,169,230	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(b)	1,103,704
7,778,094	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051, 144A(b)	6,852,884
12,545,932	VCAT LLC, Series 2021-NPL6, Class A1, 1.917%, 9/25/2051, 144A(b)	10,922,065
2,712,153	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051, 144A(b)	2,340,260
6,918,221	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(b)	6,223,718
6,152,376	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(b)	5,561,826
4,325,366	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051, 144A(b)	3,921,175
8,745,706	VOLT XCVII LLC, Series 2021-NPL6, Class A1, 2.240%, 4/25/2051, 144A(b)	7,692,880

		261,850,454

	ABS Other — 1.9%
5,748,684	Apollo Aviation Securitization Equity Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041, 144A	4,591,651
11,270,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035, 144A	9,795,565
3,903,089	Business Jet Securities LLC, Series 2021-1A, Class A, 2.162%, 4/15/2036, 144A	3,427,121
7,076,563	CAL Funding IV Ltd., Series 2020-1A, Class A, 2.220%, 9/25/2045, 144A	6,114,630
6,418,175	CLI Funding VI LLC, Series 2020-3A, Class A, 2.070%, 10/18/2045, 144A	5,570,523
3,714,866	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A	3,167,569
940,000	Dell Equipment Finance Trust, Series 2020-2, Class C, 1.370%, 1/22/2024, 144A	921,371
945,000	Dell Equipment Finance Trust, Series 2020-2, Class D, 1.920%, 3/23/2026, 144A	927,490
5,029,748	Hardee’s Funding LLC, Series 2018-1A, Class A2II, 4.959%, 6/20/2048, 144A	4,723,652
2,396,216	Horizon Aircraft Finance II Ltd., Series 2019-1, Class A, 3.721%, 7/15/2039, 144A	1,880,845
3,645,000	HPEFS Equipment Trust, Series 2020-1A, Class D, 2.260%, 2/20/2030, 144A	3,607,772
1,779,215	HPEFS Equipment Trust, Series 2020-2A, Class C, 2.000%, 7/22/2030, 144A	1,770,618
2,795,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A	2,636,347
3,135,000	HPEFS Equipment Trust, Series 2022-1A, Class D, 2.400%, 11/20/2029, 144A	2,840,022
6,880,651	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	5,435,989
8,331,385	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/2046, 144A	6,809,224
9,126,400	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	7,657,406
2,334,839	MAPS Ltd., Series 2019-1A, Class A, 4.458%, 3/15/2044, 144A	2,048,731
1,359,303	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(b)	1,039,908
436,644	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037, 144A	408,298
	ABS Other — continued
279,408	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A	258,266
12,671,398	Navigator Aircraft ABS Ltd., Series 2021-1, Class A, 2.771%, 11/15/2046, 144A(b)	10,643,363
4,675,000	OneMain Financial Issuance Trust, Series 2020-1A, Class B, 4.830%, 5/14/2032, 144A	4,594,249
6,585,000	OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.750%, 9/14/2035, 144A	5,752,461
8,040,000	OneMain Financial Issuance Trust, Series 2022-S1, Class D, 5.200%, 5/14/2035, 144A	7,404,856
11,923,493	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	9,240,826
530,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D, 1.930%, 9/20/2030, 144A	462,297
2,555,000	SCF Equipment Leasing LLC, Series 2022-1A, Class D, 3.790%, 11/20/2031, 144A	2,262,818
3,365,000	SCF Equipment Leasing LLC, Series 2022-2A, Class C, 6.500%, 8/20/2032, 144A	3,281,651
1,118,615	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	855,751
761,832	Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.790%, 11/20/2037, 144A	696,429
340,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A3, 28-day Auction Rate Security, 7.892%, 9/15/2032(a)	330,942
743,171	SLM Private Credit Student Loan Trust, Series 2003-C, Class A4, 28-day Auction Rate Security, 7.792%, 9/15/2032(a)	723,373
10,779,254	Sunnova Helios X Issuer LLC, Series 2022-C, Class A, 5.300%, 11/22/2049, 144A	10,362,111
3,178,941	Wave Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	2,400,133

		134,644,258

	ABS Student Loan — 0.6%
745,000	College Ave Student Loans LLC, Series 2021-A, Class C, 2.920%, 7/25/2051, 144A	668,389
2,705,205	Commonbond Student Loan Trust, Series 2020-1, Class A, 1.690%, 10/25/2051, 144A	2,323,003
2,179,236	EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.800%, 11/25/2045, 144A	1,845,660
3,218,494	ELFI Graduate Loan Program LLC, Series 2019-A, Class A, 2.540%, 3/25/2044, 144A	2,935,307
4,778,996	Laurel Road Prime Student Loan Trust, Series 2020-A, Class A2FX, 1.400%, 11/25/2050, 144A	4,249,780
873,531	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069, 144A	783,973
3,295,578	Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.840%, 5/15/2069, 144A	2,849,382
560,000	Navient Private Education Refi Loan Trust, Series 2021-A, Class B, 2.240%, 5/15/2069, 144A	394,711
2,105,000	Navient Private Education Refi Loan Trust, Series 2021-EA, Class B, 2.030%, 12/16/2069, 144A	1,341,142
4,790,000	Navient Private Education Refi Loan Trust, Series 2021-FA, Class B, 2.120%, 2/18/2070, 144A	3,086,435

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Student Loan — continued
$369,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day Auction Rate Security, 7.884%, 6/15/2032(a)	$359,489
295,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A4, 28-day Auction Rate Security, 7.818%, 6/15/2032(a)	287,396
568,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day Auction Rate Security, 7.770%, 3/15/2033(a)	553,300
386,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day Auction Rate Security, 7.826%, 3/15/2033(a)	376,010
2,500,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A	2,350,607
565,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A	500,297
1,525,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A	1,382,304
5,620,360	SMB Private Education Loan Trust, Series 2019-A, Class A2A, 3.440%, 7/15/2036, 144A	5,345,031
9,549,120	SMB Private Education Loan Trust, Series 2019-B, Class A2A, 2.840%, 6/15/2037, 144A	8,926,468
761,272	SMB Private Education Loan Trust, Series 2020-A, Class A2A, 2.230%, 9/15/2037, 144A	694,565

		41,253,249

	ABS Whole Business — 1.0%
9,073,034	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A	8,601,115
3,595,000	Adams Outdoor Advertising LP, Series 2018-1, Class B, 5.653%, 11/15/2048, 144A	3,386,176
8,604,945	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	7,845,851
2,845,118	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A	2,607,337
5,098,560	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2II, 4.328%, 7/25/2048, 144A	4,714,088
4,001,838	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/2049, 144A	3,456,947
15,237,950	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 4/25/2051, 144A	12,818,788
3,925,750	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048, 144A	3,676,131
2,477,380	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	2,057,927
148,875	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2I, 3.251%, 12/05/2051, 144A	130,539
17,050,350	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A	16,636,804
2,446,250	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A	2,203,455
339,825	Wendy’s Funding LLC, Series 2021-1A, Class A2I, 2.370%, 6/15/2051, 144A	274,349

		68,409,507

	Aerospace & Defense — 1.7%
13,620,000	BAE Systems PLC, 3.400%, 4/15/2030, 144A	12,018,473
29,500,000	Boeing Co. (The), 2.196%, 2/04/2026	26,802,597
3,780,000	Boeing Co. (The), 2.250%, 6/15/2026	3,402,737
	Aerospace & Defense — continued
4,874,000	Boeing Co. (The), 2.950%, 2/01/2030	4,127,901
655,000	Boeing Co. (The), 3.100%, 5/01/2026	616,332
3,225,000	Boeing Co. (The), 3.200%, 3/01/2029	2,827,970
9,088,000	Boeing Co. (The), 3.375%, 6/15/2046	5,896,749
3,564,000	Boeing Co. (The), 3.625%, 3/01/2048	2,331,801
10,129,000	Boeing Co. (The), 3.750%, 2/01/2050	6,981,920
2,501,000	Boeing Co. (The), 3.850%, 11/01/2048	1,716,679
5,870,000	Boeing Co. (The), 5.150%, 5/01/2030	5,727,002
4,465,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	4,333,327
4,350,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	4,165,125
6,885,000	Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	6,652,344
4,245,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030	3,852,878
29,075,000	Textron, Inc., 3.000%, 6/01/2030	24,708,723

		116,162,558

	Airlines — 0.7%
1,533,253	American Airlines Pass Through Trust, Series 2015-2, Class B, 4.400%, 3/22/2025	1,480,172
5,512,474	American Airlines Pass Through Trust, Series 2016-1, Class B, 5.250%, 7/15/2025	5,363,803
11,174,615	American Airlines Pass Through Trust, Series 2016-3, Class A, 3.250%, 4/15/2030	8,669,903
1,144,069	American Airlines Pass Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	1,016,299
4,799,666	American Airlines Pass Through Trust, Series 2017-2, Class A, 3.600%, 4/15/2031	3,744,005
2,430,254	American Airlines Pass Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	2,183,721
15,981,865	American Airlines Pass Through Trust, Series 2019-1, Class B, 3.850%, 8/15/2029	13,357,004
4,988,476	British Airways Pass Through Trust, Series 2019-1, Class A, 3.350%, 12/15/2030, 144A	4,281,559
2,301,928	United Airlines Pass Through Trust, Series 2018-1, Class A, 3.700%, 9/01/2031	1,917,860
5,232,338	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	5,154,009

		47,168,335

	Automotive — 1.3%
25,580,000	American Honda Finance Corp., MTN, 0.550%, 7/12/2024	23,883,783
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	5,552,817
8,600,000	Ford Motor Co., 3.250%, 2/12/2032	6,449,499
9,966,000	General Motors Co., 5.200%, 4/01/2045	8,100,070
16,870,000	General Motors Co., 5.400%, 4/01/2048	13,788,257
200,000	General Motors Co., 5.950%, 4/01/2049	174,303
9,600,000	General Motors Co., 6.250%, 10/02/2043	8,875,473
24,360,000	Volkswagen Group of America Finance LLC, 0.875%, 11/22/2023, 144A	23,431,622
2,895,000	Volkswagen Group of America Finance LLC, 3.350%, 5/13/2025, 144A	2,764,751

		93,020,575

	Banking — 10.8%
5,125,000	Ally Financial, Inc., 2.200%, 11/02/2028	3,995,810
36,220,000	Ally Financial, Inc., 4.625%, 3/30/2025	35,408,700
8,800,000	Ally Financial, Inc., 5.750%, 11/20/2025	8,524,981
1,468,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,526,246
11,790,000	American Express Co., 5.850%, 11/05/2027	12,273,750
10,155,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A	10,048,373

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$5,800,000	Banco Santander S.A., 2.749%, 12/03/2030	$4,442,226
49,304,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	44,646,220
11,022,000	Bank of America Corp., (fixed rate to 9/21/2031, variable rate thereafter), 2.482%, 9/21/2036	8,098,528
100,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	96,595
25,627,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	24,307,225
24,260,000	Barclays PLC, (fixed rate to 11/24/2026, variable rate thereafter), 2.279%, 11/24/2027	20,969,773
4,287,000	Barclays PLC, (fixed rate to 6/20/2029, variable rate thereafter), 5.088%, 6/20/2030	3,948,586
18,255,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	13,891,044
3,335,000	BBVA Bancomer S.A., 1.875%, 9/18/2025, 144A	3,022,344
14,045,000	BNP Paribas S.A., (fixed rate to 1/20/2027, variable rate thereafter), 2.591%, 1/20/2028, 144A	12,352,612
22,500,000	BNP Paribas S.A., (fixed rate to 3/01/2028, variable rate thereafter), 4.375%, 3/01/2033, 144A	19,883,147
460,000	Capital One Financial Corp., 4.200%, 10/29/2025	444,514
1,230,000	Citigroup, Inc., 4.125%, 7/25/2028	1,144,818
30,355,000	Citigroup, Inc., (fixed rate to 9/29/2025, variable rate thereafter), 5.610%, 9/29/2026	30,484,828
7,155,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033, 144A	6,234,008
14,970,000	Credit Suisse AG, 3.700%, 2/21/2025	13,803,722
250,000	Credit Suisse Group AG, (fixed rate to 1/12/2028, variable rate thereafter), 3.869%, 1/12/2029, 144A	200,387
8,810,000	Credit Suisse Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033, 144A	9,020,270
1,675,000	Credit Suisse Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026, 144A	1,430,604
11,685,000	Credit Suisse Group AG, (fixed rate to 7/15/2025, variable rate thereafter), 6.373%, 7/15/2026, 144A	10,970,452
11,410,000	Credit Suisse Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028, 144A	10,392,913
3,515,000	Credit Suisse Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033, 144A	3,087,857
14,200,000	Danske Bank A/S, 5.375%, 1/12/2024, 144A	14,082,378
3,390,000	Danske Bank A/S, (fixed rate to 12/20/2024, variable rate thereafter), 3.244%, 12/20/2025, 144A	3,172,647
4,690,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	3,438,773
2,640,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	2,206,561
9,260,000	Deutsche Bank AG, (fixed rate to 9/18/2023, variable rate thereafter), 2.222%, 9/18/2024	8,943,529
6,235,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	4,998,527
19,755,000	Deutsche Bank AG, Series E, 0.962%, 11/08/2023	19,006,850
61,445,000	Goldman Sachs Group, Inc. (The), (fixed rate to 8/23/2027, variable rate thereafter), 4.482%, 8/23/2028	58,889,780
	Banking — continued
11,115,000	Goldman Sachs Group, Inc. (The), (fixed rate to 9/10/2026, variable rate thereafter), 1.542%, 9/10/2027	9,602,249
70,245,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	67,873,278
28,715,000	JPMorgan Chase & Co., (fixed rate to 3/24/2030, variable rate thereafter), 4.493%, 3/24/2031	26,818,559
12,025,000	JPMorgan Chase & Co., (fixed rate to 4/22/2026, variable rate thereafter), 1.578%, 4/22/2027	10,565,916
100,000	KeyBank NA, 6.950%, 2/01/2028	105,365
25,937,000	Mitsubishi UFJ Financial Group, Inc., 3.850%, 3/01/2026	24,814,437
30,210,000	Morgan Stanley, (fixed rate to 1/25/2023, variable rate thereafter), MTN, 0.529%, 1/25/2024	30,007,364
11,262,000	Morgan Stanley, (fixed rate to 4/28/2025, variable rate thereafter), 2.188%, 4/28/2026	10,465,386
15,150,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	15,094,613
25,560,000	Nationwide Building Society, 0.550%, 1/22/2024, 144A	24,317,784
7,340,000	NatWest Group PLC, (fixed rate to 9/30/2027, variable rate thereafter), 5.516%, 9/30/2028	7,249,583
15,160,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026	14,069,483
20,295,000	Societe Generale S.A., 4.250%, 4/14/2025, 144A	19,483,809
11,950,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A	9,381,912
16,790,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A	12,414,886
7,090,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A	6,371,336
11,923,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	10,863,850
3,270,000	Synchrony Bank, 5.400%, 8/22/2025	3,225,855
9,645,000	Synchrony Bank, 5.625%, 8/23/2027	9,417,860
3,865,000	Synchrony Financial, 4.375%, 3/19/2024	3,795,416
5,578,000	UniCredit SpA, (fixed rate to 6/03/2026, variable rate thereafter), 1.982%, 6/03/2027, 144A	4,755,345
4,125,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	3,351,348

		753,435,212

	Brokerage — 0.4%
19,498,000	Jefferies Financial Group, Inc., 6.250%, 1/15/2036	19,663,954
8,760,000	Jefferies Financial Group, Inc., 6.450%, 6/08/2027	9,141,487

		28,805,441

	Building Materials — 1.1%
33,030,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	27,878,473
16,180,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	15,094,111
5,955,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	5,716,770
3,285,000	Ferguson Finance PLC, 3.250%, 6/02/2030, 144A	2,785,227
23,975,000	Owens Corning, 7.000%, 12/01/2036	25,372,384
2,655,000	Vulcan Materials Co., 3.500%, 6/01/2030	2,338,618

		79,185,583

	Cable Satellite — 1.5%
1,110,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	819,230
12,605,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.400%, 12/01/2061	8,063,082

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Cable Satellite — continued
$1,360,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	$1,001,706
8,340,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	6,492,754
24,760,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.950%, 6/30/2062	14,605,926
1,790,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	1,531,630
28,090,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.800%, 3/01/2050	20,391,909
26,515,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	14,653,092
1,115,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	622,950
1,035,000	CSC Holdings LLC, 5.750%, 1/15/2030, 144A	583,730
930,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	760,275
3,270,000	DISH DBS Corp., 5.125%, 6/01/2029	2,109,510
4,326,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	3,643,941
2,921,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	2,700,059
200,000	Sirius XM Radio, Inc., 5.500%, 7/01/2029, 144A	182,556
17,891,000	Time Warner Cable LLC, 4.500%, 9/15/2042	13,098,083
15,815,000	Time Warner Cable LLC, 5.500%, 9/01/2041	13,124,468

		104,384,901

	Chemicals — 0.8%
3,735,000	Alpek SAB de CV, 3.250%, 2/25/2031, 144A	3,112,194
9,180,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	7,807,210
6,060,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	4,694,478
2,240,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	2,176,477
1,645,000	Celanese U.S. Holdings LLC, 6.379%, 7/15/2032	1,564,309
27,205,000	CF Industries, Inc., 4.500%, 12/01/2026, 144A	26,332,046
3,740,000	FMC Corp., 3.450%, 10/01/2029	3,296,493
10,720,000	Orbia Advance Corp. SAB de CV, 2.875%, 5/11/2031, 144A	8,416,058

		57,399,265

	Construction Machinery — 0.6%
2,470,000	Ashtead Capital, Inc., 5.500%, 8/11/2032, 144A	2,362,479
23,395,000	Caterpillar Financial Services Corp., MTN, 0.950%, 1/10/2024	22,568,330
5,730,000	John Deere Capital Corp., MTN, 0.900%, 1/10/2024	5,517,129
8,900,000	John Deere Capital Corp., MTN, 1.250%, 1/10/2025	8,324,443

		38,772,381

	Consumer Cyclical Services — 0.7%
8,365,000	Expedia Group, Inc., 2.950%, 3/15/2031	6,726,559
32,366,000	Expedia Group, Inc., 3.250%, 2/15/2030	27,455,921
1,025,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	893,036
8,430,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	8,092,799
5,015,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	5,018,511
2,715,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	2,724,344

		50,911,170

	Consumer Products — 0.2%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	7,537,316
6,970,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	5,687,590

		13,224,906

	Diversified Manufacturing — 0.1%
4,113,000	GE Capital Funding LLC, 4.550%, 5/15/2032	3,904,216

	Electric — 1.2%
7,435,000	AES Corp. (The), 2.450%, 1/15/2031	5,914,701
3,695,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	3,258,990
14,214,750	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	14,048,320
11,318,000	Calpine Corp., 3.750%, 3/01/2031, 144A	9,112,754
13,025,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	11,851,100
9,007,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	8,919,977
2,355,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030	2,092,119
9,641,000	NRG Energy, Inc., 4.450%, 6/15/2029, 144A	8,526,002
6,185,000	Pacific Gas & Electric Co., 3.250%, 6/01/2031	5,027,493
9,060,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	6,423,431
2,050,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	2,021,523
10,835,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	9,879,588

		87,075,998

	Finance Companies — 3.3%
7,910,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	6,626,803
9,900,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	7,739,432
860,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.650%, 7/21/2027	777,432
23,900,000	Air Lease Corp., 3.125%, 12/01/2030	19,805,849
2,235,000	Air Lease Corp., 3.250%, 10/01/2029	1,903,048
10,270,000	Air Lease Corp., 3.375%, 7/01/2025	9,713,580
345,000	Air Lease Corp., 4.625%, 10/01/2028	322,693
8,426,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	7,027,057
12,430,000	Aircastle Ltd., 4.125%, 5/01/2024	12,015,450
8,070,000	Aircastle Ltd., 4.400%, 9/25/2023	7,989,606
10,260,000	Ares Capital Corp., 2.875%, 6/15/2028	8,226,766
14,460,000	Ares Capital Corp., 3.200%, 11/15/2031	10,611,471
7,560,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	6,581,572
7,510,000	Aviation Capital Group LLC, 5.500%, 12/15/2024, 144A	7,376,580
8,135,000	Barings BDC, Inc., 3.300%, 11/23/2026	6,895,049
27,825,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027	23,039,545
9,785,000	FS KKR Capital Corp., 3.125%, 10/12/2028	7,888,370
7,275,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	6,177,379
10,036,000	Owl Rock Capital Corp., 2.625%, 1/15/2027	8,279,007
10,466,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	8,217,634
13,940,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	11,363,738
13,705,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	11,747,410
7,445,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029	5,899,701
18,485,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	14,109,146
25,002,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	18,672,994

		229,007,312

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Financial Other — 0.2%
$2,310,000	CIFI Holdings Group Co. Ltd., 6.000%, 7/16/2025	$595,494
720,000	CIFI Holdings Group Co. Ltd., 6.450%, 11/07/2024	189,000
6,220,000	Country Garden Holdings Co. Ltd., 3.300%, 1/12/2031	3,290,815
1,110,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	938,672
2,050,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(c)	457,601
3,445,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(c)	775,745
6,065,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(d)	1,085,635
400,000	Shimao Group Holdings Ltd., 4.600%, 7/13/2030(d)	73,624
3,495,000	Shimao Group Holdings Ltd., 4.750%, 7/03/2022(d)	647,589
4,345,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(d)	782,099
3,780,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026(d)	700,207
1,265,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(d)	236,150
5,120,000	Times China Holdings Ltd., 5.750%, 1/14/2027	832,051
1,835,000	Times China Holdings Ltd., 6.200%, 3/22/2026	297,472
1,415,000	Times China Holdings Ltd., 6.750%, 7/08/2025	233,942

		11,136,096

	Food & Beverage — 0.5%
4,895,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029, 144A	4,051,320
3,625,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.750%, 12/01/2031, 144A	2,961,265
10,660,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.500%, 1/15/2030, 144A	10,143,203
4,125,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	4,096,166
13,590,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	10,622,760
2,065,000	Pilgrim’s Pride Corp., 4.250%, 4/15/2031, 144A	1,756,396
1,920,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	1,461,875

		35,092,985

	Gaming — 0.6%
14,625,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	10,889,001
4,880,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	3,900,998
9,470,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026, 144A	8,834,787
7,785,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026, 144A	7,326,288
6,760,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025, 144A	6,481,150
5,560,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024, 144A	5,505,846

		42,938,070

	Government Owned – No Guarantee — 0.4%
8,755,000	Antares Holdings LP, 2.750%, 1/15/2027, 144A	7,013,410
12,655,000	Antares Holdings LP, 3.750%, 7/15/2027, 144A	10,230,264
6,700,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	6,604,651
2,185,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 8/05/2029	1,184,707
4,210,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 1/14/2030	2,144,995

		27,178,027

	Health Insurance — 0.3%
19,320,000	Centene Corp., 2.500%, 3/01/2031	15,117,381
4,145,000	Centene Corp., 2.625%, 8/01/2031	3,257,141
2,520,000	Centene Corp., 3.000%, 10/15/2030	2,065,768
565,000	Centene Corp., 4.625%, 12/15/2029	516,317

		20,956,607

	Healthcare — 1.0%
6,325,000	Alcon Finance Corp., 5.375%, 12/06/2032, 144A	6,357,122
19,420,000	Cigna Corp., 4.375%, 10/15/2028	18,729,307
1,261,000	Cigna Corp., 7.875%, 5/15/2027	1,390,041
7,210,000	CVS Health Corp., 3.250%, 8/15/2029	6,450,116
325,734	CVS Pass-Through Trust, 5.773%, 1/10/2033, 144A	316,773
309,512	CVS Pass-Through Trust, 6.036%, 12/10/2028	307,331
10,076,683	CVS Pass-Through Trust, Series 2013, 4.704%, 1/10/2036, 144A	9,227,219
1,058,000	CVS Pass-Through Trust, Series 2014, 4.163%, 8/11/2036, 144A	939,779
685,000	Encompass Health Corp., 4.750%, 2/01/2030	601,527
2,671,000	HCA, Inc., 3.500%, 9/01/2030	2,303,674
10,120,000	HCA, Inc., 4.125%, 6/15/2029	9,238,458
16,050,000	HCA, Inc., 4.500%, 2/15/2027	15,468,622

		71,329,969

	Home Construction — 0.3%
560,000	Lennar Corp., 4.875%, 12/15/2023	557,335
5,370,000	MDC Holdings, Inc., 3.966%, 8/06/2061	3,000,922
12,384,000	MDC Holdings, Inc., 6.000%, 1/15/2043	10,061,136
6,130,000	Meritage Homes Corp., 3.875%, 4/15/2029, 144A	5,198,577

		18,817,970

	Independent Energy — 2.6%
10,085,000	Aker BP ASA, 2.000%, 7/15/2026, 144A	8,908,189
3,195,000	Aker BP ASA, 3.000%, 1/15/2025, 144A	3,029,474
7,360,000	Aker BP ASA, 3.100%, 7/15/2031, 144A	6,036,108
9,925,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	8,730,950
16,455,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	14,421,112
18,551,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	13,740,507
24,997,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	23,268,715
4,685,000	Diamondback Energy, Inc., 3.125%, 3/24/2031	3,879,466
6,910,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	6,184,450
9,035,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	7,871,744
1,625,000	EQT Corp., 3.125%, 5/15/2026, 144A	1,493,432
9,675,000	EQT Corp., 3.625%, 5/15/2031, 144A	8,198,945
15,955,000	EQT Corp., 3.900%, 10/01/2027	14,729,101
1,970,000	EQT Corp., 5.000%, 1/15/2029	1,849,354
3,595,000	EQT Corp., 5.678%, 10/01/2025	3,577,526
2,480,000	EQT Corp., 5.700%, 4/01/2028	2,466,674
2,639,000	EQT Corp., 6.125%, 2/01/2025	2,645,202
10,475,000	Hess Corp., 4.300%, 4/01/2027	10,004,183
4,675,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	4,573,366
6,090,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	6,067,162
11,260,000	Ovintiv, Inc., 6.500%, 8/15/2034	11,330,345
1,110,000	Ovintiv, Inc., 7.375%, 11/01/2031	1,181,469
1,750,000	Southwestern Energy Co., 4.750%, 2/01/2032	1,495,533
5,600,000	Var Energi ASA, 7.500%, 1/15/2028, 144A	5,704,170
13,015,000	Var Energi ASA, 8.000%, 11/15/2032, 144A	13,440,823

		184,828,000

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Leisure — 0.2%
$1,985,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	$1,559,158
6,665,000	NCL Corp. Ltd., 5.875%, 2/15/2027, 144A	5,768,958
4,205,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	3,355,779

		10,683,895

	Life Insurance — 2.4%
11,800,000	Athene Global Funding, 1.608%, 6/29/2026, 144A	10,178,334
18,770,000	Athene Global Funding, 1.716%, 1/07/2025, 144A	17,317,414
21,550,000	Athene Global Funding, 2.550%, 11/19/2030, 144A	16,655,634
7,385,000	Athene Holding Ltd., 3.500%, 1/15/2031	6,063,785
8,255,000	CNO Financial Group, Inc., 5.250%, 5/30/2029	7,849,597
19,600,000	Fidelity & Guaranty Life Holdings, Inc., 5.500%, 5/01/2025, 144A	19,311,997
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	9,430,318
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	35,127,345
23,335,000	New York Life Global Funding, 0.850%, 1/15/2026, 144A	20,733,385
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	7,071,893
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	2,926,598
14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	15,617,997

		168,284,297

	Local Authorities — 0.2%
14,455,000	Province of Quebec Canada, 0.600%, 7/23/2025	13,093,152

	Lodging — 0.2%
1,795,000	Marriott International, Inc., Series FF, 4.625%, 6/15/2030	1,674,939
3,525,000	Marriott International, Inc., Series HH, 2.850%, 4/15/2031	2,854,484
975,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	808,886
7,435,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	6,058,262
1,610,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	1,335,125
205,000	Travel & Leisure Co., 6.000%, 4/01/2027	194,563
235,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	229,892

		13,156,151

	Media Entertainment — 1.4%
2,610,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	2,125,427
3,925,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	3,324,802
13,945,000	Meta Platforms, Inc., 3.500%, 8/15/2027	12,996,742
3,105,000	Netflix, Inc., 4.875%, 4/15/2028	2,998,146
22,100,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	20,610,438
2,545,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	2,468,650
11,295,000	Netflix, Inc., 5.875%, 11/15/2028	11,447,821
16,970,000	Netflix, Inc., 6.375%, 5/15/2029	17,467,007
11,520,000	Warnermedia Holdings, Inc., 3.755%, 3/15/2027, 144A	10,397,261
4,125,000	Warnermedia Holdings, Inc., 4.054%, 3/15/2029, 144A	3,575,179
13,045,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032, 144A	10,755,863

		98,167,336

	Metals & Mining — 2.4%
3,220,000	Alcoa Nederland Holding BV, 4.125%, 3/31/2029, 144A	2,856,651
	Metals & Mining — continued
4,390,000	Alcoa Nederland Holding BV, 6.125%, 5/15/2028, 144A	4,324,677
550,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	446,977
1,325,000	Anglo American Capital PLC, 2.875%, 3/17/2031, 144A	1,081,875
6,260,000	Anglo American Capital PLC, 4.000%, 9/11/2027, 144A	5,897,638
34,334,000	Anglo American Capital PLC, 4.500%, 3/15/2028, 144A	32,472,018
8,785,000	Anglo American Capital PLC, 4.750%, 4/10/2027, 144A	8,490,627
11,405,000	ArcelorMittal S.A., 6.750%, 3/01/2041	10,997,838
3,363,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	3,184,834
5,890,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	5,526,135
1,800,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,752,012
6,325,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	5,260,398
7,820,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	7,099,859
2,930,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	2,734,774
8,875,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	8,266,126
6,175,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	5,831,560
7,820,000	Glencore Funding LLC, 2.625%, 9/23/2031, 144A	6,229,472
6,704,000	Glencore Funding LLC, 2.850%, 4/27/2031, 144A	5,486,052
7,688,000	Glencore Funding LLC, 3.875%, 10/27/2027, 144A	7,191,048
39,092,000	Glencore Funding LLC, 4.000%, 3/27/2027, 144A	36,892,025
4,280,000	Newcrest Finance Pty Ltd., 3.250%, 5/13/2030, 144A	3,571,855
1,855,000	Reliance Steel & Aluminum Co., 2.150%, 8/15/2030	1,460,746
2,010,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	1,731,707

		168,786,904

	Midstream — 1.5%
22,495,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	20,333,705
13,555,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	11,211,747
3,045,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	2,934,569
650,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	636,950
7,000,000	Energy Transfer LP, 4.950%, 6/15/2028	6,768,897
6,405,000	Energy Transfer LP, 5.250%, 4/15/2029	6,193,353
12,240,000	Energy Transfer LP, 5.750%, 2/15/2033	11,975,126
1,435,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	1,269,077
14,040,000	MPLX LP, 4.250%, 12/01/2027	13,266,698
85,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	88,444
225,000	Plains All American Pipeline LP/PAA Finance Corp., 2.850%, 1/31/2023	224,646
3,710,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	3,224,291
5,335,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	3,867,887
12,445,000	Sabine Pass Liquefaction LLC, 4.500%, 5/15/2030	11,535,478
810,000	Targa Resources Corp., 5.200%, 7/01/2027	793,907
1,955,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	1,765,267
1,975,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030	1,858,317

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Midstream — continued
$2,170,000	Western Midstream Operating LP, 4.300%, 2/01/2030	$1,894,236
5,070,000	Western Midstream Operating LP, 5.300%, 3/01/2048	4,168,690
950,000	Western Midstream Operating LP, 5.450%, 4/01/2044	789,184
710,000	Western Midstream Operating LP, 5.500%, 8/15/2048	589,281
2,870,000	Western Midstream Operating LP, 5.500%, 2/01/2050	2,364,306

		107,754,056

	Mortgage Related — 0.0%
627	FNMA, 6.000%, 7/01/2029	648

	Non-Agency Commercial Mortgage-Backed Securities — 1.5%
8,625,000	BANK, Series 2021-BN35, Class AS, 2.457%, 6/15/2064	6,656,853
410,000	BBSG Mortgage Trust, Series 2016-MRP, Class A, 3.275%, 6/05/2036, 144A	355,097
8,370,000	BPR Trust, Series 2022-STAR, Class A, 1-month SOFR + 3.232%, 7.568%, 8/15/2024, 144A(a)	8,236,727
738,267	Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045, 144A	663,680
748,011	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	641,335
625,015	Commercial Mortgage Trust, Series 2012-LC4, Class B, 4.934%, 12/10/2044(b)	623,850
2,010,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.298%, 12/10/2044(b)	1,791,960
370,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037, 144A	314,071
510,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class C, 4.336%, 9/15/2037, 144A	411,802
12,790,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	9,406,900
5,095,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(b)	4,549,716
3,460,601	Extended Stay America Trust, Series 2021-ESH, Class C, 1-month LIBOR + 1.700%, 6.018%, 7/15/2038, 144A(a)	3,321,701
2,390,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.550%, 3/05/2033, 144A(b)	2,167,968
9,406,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033, 144A(b)	7,359,091
6,079,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(b)	5,565,240
3,031,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class A5, 3.598%, 11/15/2048	2,849,882
6,478,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 4.064%, 12/15/2047, 144A(b)	6,120,835
340,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class D, 4.064%, 12/15/2047, 144A(b)	315,243
2,465,000	MedTrust, Series 2021-MDLN, Class B, 1-month LIBOR + 1.450%, 5.768%, 11/15/2038, 144A(a)	2,347,546
4,990,000	MedTrust, Series 2021-MDLN, Class C, 1-month LIBOR + 1.800%, 6.118%, 11/15/2038, 144A(a)	4,740,764
	Non-Agency Commercial Mortgage-Backed Securities — continued
3,048,000	MedTrust, Series 2021-MDLN, Class D, 1-month LIBOR + 2.000%, 6.318%, 11/15/2038, 144A(a)	2,879,844
921,984	Morgan Stanley Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030, 144A	742,197
5,050,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.198%, 8/15/2046(b)	4,976,619
1,405,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class C, 4.756%, 10/15/2046(b)	1,331,619
3,456,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.211%, 6/15/2044, 144A(b)	2,589,626
4,735,000	RBS Commercial Funding Trust, Series 2013-GSP, Class A, 3.834%, 1/15/2032, 144A(b)	4,557,309
6,706,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.702%, 5/10/2063, 144A(b)	117,355
766,974	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A	746,317
4,990,000	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.296%, 7/15/2046(b)	4,731,289
4,030,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class AS, 3.419%, 11/15/2059	3,606,688
1,633,139	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.378%, 3/15/2044, 144A(b)	650,969
1,565,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.744%, 12/15/2045	1,451,745
1,443,877	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.651%, 6/15/2045(b)	1,025,138
834,835	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.651%, 6/15/2045, 144A(b)	18,784
4,615,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	3,971,257
1,290,000	WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, 4.204%, 11/15/2047(b)	1,171,145

		103,008,162

	Paper — 0.4%
10,460,000	Suzano Austria GmbH, 3.750%, 1/15/2031	8,775,171
16,595,000	Weyerhaeuser Co., 4.000%, 4/15/2030	15,110,092
2,515,000	WRKCo, Inc., 4.000%, 3/15/2028	2,340,355

		26,225,618

	Pharmaceuticals — 0.6%
2,935,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028, 144A	1,866,783
19,045,000	Pfizer, Inc., 3.000%, 12/15/2026	18,019,541
980,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	861,485
15,105,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	13,209,323
6,270,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	3,833,637
4,335,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	3,918,405
3,140,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	2,796,318

		44,505,492

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Property & Casualty Insurance — 0.4%
$16,635,000	Fidelity National Financial, Inc., 3.400%, 6/15/2030	$14,041,236
3,159,000	Sirius International Group Ltd., 4.600%, 11/01/2026, 144A	2,714,371
14,195,000	Stewart Information Services Corp., 3.600%, 11/15/2031	10,878,015

		27,633,622

	REITs – Apartments — 0.0%
2,185,000	American Homes 4 Rent, 2.375%, 7/15/2031	1,685,352

	REITs – Health Care — 0.1%
5,972,000	Welltower, Inc., 6.500%, 3/15/2041	5,946,908

	REITs – Office Property — 0.0%
2,085,000	Corporate Office Properties LP, 2.750%, 4/15/2031	1,560,417

	REITs – Regional Malls — 0.1%
6,815,000	Simon Property Group LP, 2.650%, 7/15/2030	5,667,934

	REITs – Shopping Centers — 0.0%
1,600,000	Brixmor Operating Partnership LP, 2.250%, 4/01/2028	1,320,388
2,280,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	1,994,555

		3,314,943

	Restaurants — 0.0%
2,375,000	Yum! Brands, Inc., 4.750%, 1/15/2030, 144A	2,179,062

	Retailers — 1.0%
21,520,000	7-Eleven, Inc., 0.800%, 2/10/2024, 144A	20,478,872
1,960,000	AutoNation, Inc., 4.750%, 6/01/2030	1,748,702
9,720,000	AutoZone, Inc., 3.625%, 4/15/2025	9,404,528
14,585,000	AutoZone, Inc., 4.000%, 4/15/2030	13,504,944
5,620,000	Dollar General Corp., 3.500%, 4/03/2030	5,056,007
4,665,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	3,844,846
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	7,125,754
3,755,000	PVH Corp., 7.750%, 11/15/2023	3,822,966
3,145,000	Tapestry, Inc., 3.050%, 3/15/2032	2,447,768

		67,434,387

	Supermarkets — 0.0%
325,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	321,924

	Technology — 4.6%
6,566,000	Broadcom, Inc., 3.137%, 11/15/2035, 144A	4,827,758
9,915,000	Broadcom, Inc., 3.187%, 11/15/2036, 144A	7,121,824
8,265,000	Broadcom, Inc., 4.150%, 11/15/2030	7,406,698
5,480,000	Broadcom, Inc., 4.300%, 11/15/2032	4,829,747
2,755,000	CDW LLC/CDW Finance Corp., 2.670%, 12/01/2026	2,445,939
3,210,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	2,733,925
22,935,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	18,899,270
745,000	CDW LLC/CDW Finance Corp., 4.250%, 4/01/2028	685,646
1,620,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	1,100,306
3,095,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	2,495,189
3,900,000	CommScope, Inc., 6.000%, 3/01/2026, 144A	3,599,271
3,950,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	2,823,732
17,625,000	Entegris Escrow Corp., 4.750%, 4/15/2029, 144A	16,072,895
10,115,000	Equinix, Inc., 2.150%, 7/15/2030	8,046,880
17,195,000	Equinix, Inc., 3.200%, 11/18/2029	14,966,894
	Technology — continued
4,880,000	Fidelity National Information Services, Inc., 5.100%, 7/15/2032	4,700,534
5,730,000	FLEX Ltd., 6.000%, 1/15/2028	5,717,557
2,540,000	Global Payments, Inc., 2.900%, 11/15/2031	2,002,964
3,705,000	Global Payments, Inc., 5.300%, 8/15/2029	3,581,885
8,125,000	Global Payments, Inc., 5.400%, 8/15/2032	7,737,848
35,505,000	Intel Corp., 3.750%, 8/05/2027	34,109,003
5,320,000	Jabil, Inc., 1.700%, 4/15/2026	4,714,297
4,610,000	Jabil, Inc., 3.000%, 1/15/2031	3,815,969
16,735,000	KLA Corp., 5.650%, 11/01/2034	16,584,170
7,480,000	Marvell Technology, Inc., 2.450%, 4/15/2028	6,331,380
6,390,000	Marvell Technology, Inc., 2.950%, 4/15/2031	5,139,724
11,425,000	Microchip Technology, Inc., 0.983%, 9/01/2024	10,579,095
25,479,000	Micron Technology, Inc., 4.663%, 2/15/2030	23,108,801
10,622,000	Micron Technology, Inc., 5.327%, 2/06/2029	10,196,262
3,980,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.150%, 5/01/2027	3,609,967
2,225,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.400%, 5/01/2030	1,922,721
1,525,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 4.400%, 6/01/2027	1,461,550
1,055,000	Open Text Corp., 3.875%, 2/15/2028, 144A	905,433
5,085,000	Open Text Corp., 6.900%, 12/01/2027, 144A	5,085,000
1,015,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	814,197
25,480,000	Oracle Corp., 3.600%, 4/01/2050	17,154,835
6,765,000	Oracle Corp., 6.150%, 11/09/2029	7,021,839
4,402,000	S&P Global, Inc., 4.250%, 5/01/2029, 144A	4,200,961
8,000,000	Salesforce, Inc., 3.700%, 4/11/2028	7,673,273
1,770,000	Skyworks Solutions, Inc., 1.800%, 6/01/2026	1,555,417
970,000	SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	908,304
13,665,000	TD SYNNEX Corp., 1.750%, 8/09/2026	11,614,817
9,135,000	Verisk Analytics, Inc., 4.125%, 3/15/2029	8,551,564
5,450,000	Western Digital Corp., 2.850%, 2/01/2029	4,216,501
8,330,000	Western Digital Corp., 4.750%, 2/15/2026	7,844,528

		320,916,370

	Transportation Services — 0.1%
9,670,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	8,488,064

	Treasuries — 11.4%
142,940,000	U.S. Treasury Bond, 2.000%, 11/15/2041	102,062,511
282,435,000	U.S. Treasury Bond, 2.250%, 2/15/2052	196,402,650
46,205,000	U.S. Treasury Bond, 2.875%, 5/15/2052	37,021,756
218,545,000	U.S. Treasury Bond, 3.250%, 5/15/2042	191,602,499
79,165,000	U.S. Treasury Note, 0.125%, 4/30/2023	78,076,481
200,000,000	U.S. Treasury Note, 0.125%, 8/31/2023(e)	193,960,938

		799,126,835

	Wireless — 1.3%
2,295,000	Crown Castle, Inc., 2.250%, 1/15/2031	1,841,122
3,725,000	Crown Castle, Inc., 3.300%, 7/01/2030	3,258,605
22,660,000	Crown Castle, Inc., 3.650%, 9/01/2027	21,047,454
6,615,000	Crown Castle, Inc., 4.000%, 3/01/2027	6,308,386
610,000	Sprint Capital Corp., 6.875%, 11/15/2028	633,143
1,960,000	T-Mobile USA, Inc., 2.400%, 3/15/2029	1,654,097
3,515,000	T-Mobile USA, Inc., 2.700%, 3/15/2032	2,839,927
15,320,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	13,493,389
7,565,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	6,534,643
36,385,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	32,958,070

		90,568,836

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Wirelines — 0.0%
$857,000	Level 3 Financing, Inc., 4.625%, 9/15/2027, 144A	$713,453

	Total Non-Convertible Bonds (Identified Cost $5,636,224,401)	5,039,910,404

Convertible Bonds — 1.1%
	Airlines — 0.1%
7,215,000	Southwest Airlines Co., 1.250%, 5/01/2025	8,665,215

	Cable Satellite — 0.4%
9,050,000	DISH Network Corp., 2.375%, 3/15/2024	8,154,050
20,440,000	DISH Network Corp., 3.375%, 8/15/2026	12,805,660
4,115,000	DISH Network Corp., Zero Coupon, 6.944%-9.514%, 12/15/2025(f)	2,634,053

		23,593,763

	Consumer Cyclical Services — 0.1%
1,095,000	Peloton Interactive, Inc., Zero Coupon, 0.519%-0.799%, 2/15/2026(f)	775,140
5,755,000	Uber Technologies, Inc., Zero Coupon, 0.000%-1.922%, 12/15/2025(f)	4,860,615

		5,635,755

	Healthcare — 0.2%
19,015,000	Teladoc Health, Inc., 1.250%, 6/01/2027	14,607,224

	Pharmaceuticals — 0.3%
5,120,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	5,433,856
13,985,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	15,027,733
2,935,000	Livongo Health, Inc., 0.875%, 6/01/2025	2,569,240

		23,030,829

	Total Convertible Bonds (Identified Cost $89,113,619)	75,532,786

Municipals — 0.1%
	Virginia — 0.1%
7,115,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $6,861,259)	6,409,483

	Total Bonds and Notes (Identified Cost $5,732,199,279)	5,121,852,673

Collateralized Loan Obligations — 3.8%
3,285,000	522 Funding CLO Ltd., Series 2018-3A, Class AR, 3-month LIBOR + 1.040%, 5.283%, 10/20/2031, 144A(a)	3,215,660
1,585,000	522 Funding CLO Ltd., Series 2021-7A, Class D, 3-month LIBOR + 2.900%, 7.225%, 4/23/2034, 144A(a)	1,412,343
5,565,000	AGL CLO 5 Ltd., Series 2020-5A, Class BR, 3-month LIBOR + 1.700%, 5.943%, 7/20/2034, 144A(a)	5,307,941
8,720,000	AIG CLO LLC, Series 2018-1A, Class A1R, 3-month LIBOR + 1.120%, 5.363%, 4/20/2032, 144A(a)	8,567,871
2,505,000	AIMCO CLO Ltd., Series 2020-12A, Class AR, 3-month SOFR + 1.170%, 5.034%, 1/17/2032, 144A(a)	2,456,789
14,785,000	Alinea CLO Ltd., Series 2018-1A, Class B, 3-month LIBOR + 1.650%, 5.893%, 7/20/2031, 144A(a)	14,263,991
4,650,000	Allegro CLO VIII Ltd., Series 2018-2A, Class B1, 3-month LIBOR + 1.670%, 5.749%, 7/15/2031, 144A(a)	4,483,795
7,655,000	Anchorage Capital CLO 9 Ltd., Series 2016-9A, Class AR2, 3-month LIBOR + 1.140%, 5.219%, 7/15/2032, 144A(a)	7,487,937
3,520,000	ARES Loan Funding I Ltd., Series 2021-ALFA, Class D, 3-month LIBOR + 3.000%, 7.079%, 10/15/2034, 144A(a)	3,254,852
4,075,000	Ares XXXVII CLO Ltd., Series 2015-4A, Class A3R, 3-month LIBOR + 1.500%, 5.579%, 10/15/2030, 144A(a)	3,925,297
1,651,667	Atrium XV, Series 15A, Class D, 3-month LIBOR + 3.000%, 7.325%, 1/23/2031, 144A(a)	1,547,975
1,170,000	Ballyrock CLO Ltd., Series 2019-2A, Class A2R, 3-month LIBOR + 1.400%, 6.075%, 11/20/2030, 144A(a)	1,125,815
5,320,000	Battalion CLO VIII Ltd., Series 2015-8A, Class A2R2, 3-month LIBOR + 1.550%, 5.744%, 7/18/2030, 144A(a)	5,120,899
2,525,000	Canyon CLO Ltd., Series 2018-1A, Class B, 3-month LIBOR + 1.700%, 5.779%, 7/15/2031, 144A(a)	2,422,998
3,920,000	Canyon CLO Ltd., Series 2021-4A, Class B, 3-month LIBOR + 1.700%, 5.779%, 10/15/2034, 144A(a)	3,737,869
7,170,000	Carlyle U.S. CLO Ltd., Series 2021-9A, Class B, 3-month LIBOR + 1.650%, 5.893%, 10/20/2034, 144A(a)	6,880,748
6,500,000	CIFC Funding Ltd., Series 2014-5A, Class BR2, 3-month LIBOR + 1.800%, 5.879%, 10/17/2031, 144A(a)	6,284,070
2,535,000	CIFC Funding Ltd., Series 2017-1A, Class B, 3-month LIBOR + 1.700%, 5.978%, 4/23/2029, 144A(a)	2,488,952
4,415,000	CIFC Funding Ltd., Series 2021-6A, Class B, 3-month LIBOR + 1.650%, 5.729%, 10/15/2034, 144A(a)	4,251,336
3,335,000	Dryden 53 CLO Ltd., Series 2017-53A, Class B, 3-month LIBOR + 1.400%, 5.479%, 1/15/2031, 144A(a)	3,214,080
1,250,000	Galaxy XXV CLO Ltd., Series 2018-25A, Class B, 3-month LIBOR + 1.650%, 6.008%, 10/25/2031, 144A(a)	1,203,757
4,465,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class B, 3-month LIBOR + 1.700%, 6.365%, 11/22/2031, 144A(a)	4,303,809
5,405,000	Goldentree Loan Management U.S CLO 3 Ltd., Series 2018-3A, Class B1, 3-month LIBOR + 1.550%, 5.793%, 4/20/2030, 144A(a)	5,240,520
13,735,000	Hayfin U.S. XII Ltd., Series 2018-8A, Class B, 3-month LIBOR + 1.480%, 5.723%, 4/20/2031, 144A(a)	13,180,793
3,545,000	Invesco CLO Ltd., Series 2021-1A, Class D,, 3-month LIBOR + 3.050% 7.129%, 4/15/2034, 144A(a)	3,240,243
13,180,000	Madison Park Funding XIV Ltd., Series 2014-14A, Class BRR, 3-month LIBOR + 1.700%, 6.025%, 10/22/2030, 144A(a)	12,807,876
9,544,130	Madison Park Funding XXV Ltd., Series 2017-25A, Class A1R, 3-month LIBOR + 0.970%, 5.328%, 4/25/2029, 144A(a)	9,421,794
4,410,000	Madison Park Funding XXXVII Ltd., Series 2019-37A, Class AR, 3-month LIBOR + 1.070%, 5.149%, 7/15/2033, 144A(a)	4,323,749
2,945,000	Magnetite XIV-R Ltd., Series 2015-14RA, Class B, 3-month LIBOR + 1.600%, 5.794%, 10/18/2031, 144A(a)	2,856,650

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
$6,060,000	Magnetite XV Ltd., Series 2015-15A, Class AR, 3-month LIBOR + 1.010%, 5.368%, 7/25/2031, 144A(a)	$5,949,653
13,895,000	Morgan Stanley Eaton Vance CLO Ltd., Series 2022-16A, Class B, 3-month SOFR + 1.950%, 5.814%, 4/15/2035, 144A(a)	13,199,514
2,105,000	Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class DR, 3-month LIBOR + 2.900%, 6.979%, 4/15/2034, 144A(a)	1,914,024
545,455	Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class A2R2, 3-month LIBOR + 1.700%, 5.978%, 10/21/2030, 144A(a)	526,248
6,205,000	OCP CLO Ltd., Series 2016-12A, Class BR2, 3-month SOFR + 1.810%, 5.739%, 4/18/2033, 144A(a)	5,905,168
14,755,000	OCP CLO Ltd., Series 2020-8RA, Class A2, 3-month LIBOR + 1.550%, 5.629%, 1/17/2032, 144A(a)	14,109,867
2,000,000	Octagon Investment Partners 26 Ltd., Series 2016-1A, Class BR, 3-month LIBOR + 1.600%, 5.679%, 7/15/2030, 144A(a)	1,924,398
1,986,282	Octagon Investment Partners 28 Ltd., Series 2016-1A, Class BR, 3-month LIBOR + 1.800%, 6.125%, 10/24/2030, 144A(a)	1,922,781
4,155,000	Octagon Investment Partners 46 Ltd., Series 2020-2A, Class DR, 3-month LIBOR + 3.300%, 7.379%, 7/15/2036, 144A(a)	3,737,048
7,170,000	Octagon Investment Partners Ltd., Series 2018-18A, Class A2, 3-month LIBOR + 1.470%, 5.549%, 4/16/2031, 144A(a)	6,892,851
9,536,000	Octagon Investment Partners XV Ltd., Series 2013-1A, Class A1RR, 3-month LIBOR + 0.970%, 5.197%, 7/19/2030, 144A(a)	9,421,530
1,440,000	Palmer Square CLO Ltd., Series 2015-1A, Class A2R4, 3-month LIBOR + 1.700%, 6.375%, 5/21/2034, 144A(a)	1,377,235
8,844,000	Palmer Square CLO Ltd., Series 2021-2A, Class A, 3-month LIBOR + 1.150%, 5.229%, 7/15/2034, 144A(a)	8,615,480
4,129,054	Palmer Square Loan Funding Ltd., Series 2021-3A, Class A1, 3-month LIBOR + 0.800%, 5.043%, 7/20/2029, 144A(a)	4,071,153
12,875,000	Post CLO Ltd., Series 2022-1A, Class B, 3-month SOFR + 1.900%, 5.863%, 4/20/2035, 144A(a)	12,397,891
4,310,000	Rad CLO Ltd., Series 2021-15A, Class B, 3-month LIBOR + 1.650%, 5.893%, 1/20/2034, 144A(a)	4,116,757
1,730,000	Recette CLO Ltd., Series 2015-1A, Class BRR, 3-month LIBOR + 1.400%, 5.643%, 4/20/2034, 144A(a)	1,622,807
1,015,000	Regatta XV Funding Ltd., Series 2018-4A, Class A2, 3-month LIBOR + 1.850%, 6.208%, 10/25/2031, 144A(a)	975,459
6,680,000	Rockford Tower CLO Ltd., Series 2017-1A, Class DR2A, 3-month LIBOR + 3.250%, 7.493%, 4/20/2034, 144A(a)	6,191,117
1,830,000	Vibrant CLO XIV Ltd., Series 2021-14A, Class C, 3-month LIBOR + 3.750%, 7.993%, 10/20/2034, 144A(a)	1,635,797
3,335,000	Voya CLO Ltd., Series 2013-3A, Class A2RR, 3-month LIBOR + 1.700%, 5.894%, 10/18/2031, 144A(a)	3,197,181
1,610,000	Voya CLO Ltd., Series 2016-3A, Class A3R, 3-month LIBOR + 1.750%, 5.944%, 10/18/2031, 144A(a)	1,535,000
6,235,000	Voya CLO Ltd., Series 2018-3A, Class B, 3-month LIBOR + 1.650%, 5.729%, 10/15/2031, 144A(a)	5,968,317

	Total Collateralized Loan Obligations (Identified Cost $271,272,338)	265,237,685

Shares
Preferred Stocks — 0.8%
Convertible Preferred Stocks — 0.8%
	Banking — 0.6%
17,832	Bank of America Corp., Series L, 7.250%	20,685,120
18,269	Wells Fargo & Co., Class A, Series L, 7.500%	21,648,765

		42,333,885

	Wireless — 0.2%
13,185	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A	15,083,904

	Total Convertible Preferred Stocks (Identified Cost $64,871,406)	57,417,789

	Total Preferred Stocks (Identified Cost $64,871,406)	57,417,789

Principal Amount
Short-Term Investments — 19.3%
$72,295,125	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $72,309,584 on 1/03/2023 collateralized by $76,819,900 U.S. Treasury Note, 3.250% due 6/30/2029 valued at $73,741,112 including accrued interest (Note 2 of Notes to Financial Statements)	72,295,125
187,905,000	U.S. Treasury Bills, 3.593%, 1/12/2023(g)	187,741,874
154,080,000	U.S. Treasury Bills, 3.923%, 1/26/2023(g)	153,698,003
190,090,000	U.S. Treasury Bills, 4.116%, 4/13/2023(g)	187,943,566
66,030,000	U.S. Treasury Bills, 4.170%, 2/23/2023(g)	65,632,620
300,000,000	U.S. Treasury Bills, 4.185%-4.188%, 3/16/2023(g)(h)	297,512,100
154,075,000	U.S. Treasury Bills, 4.275%, 4/27/2023(g)	151,903,948
66,850,000	U.S. Treasury Bills, 4.517%, 5/25/2023(g)	65,660,380
174,920,000	U.S. Treasury Bills, 4.541%-4.543%, 6/08/2023(g)(h)	171,501,481

	Total Short-Term Investments (Identified Cost $1,353,598,503)	1,353,889,097

	Total Investments — 97.1% (Identified Cost $7,421,941,526)	6,798,397,244
	Other assets less liabilities — 2.9%	204,372,455

	Net Assets — 100.0%	$7,002,769,699

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of December 31, 2022 is disclosed.
(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2022 is disclosed.
(c)	Non-income producing security.

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Bond Fund – (continued)

(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(f)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(h)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of Rule 144A holdings amounted to $2,167,121,333 or 30.9% of net assets.
ABS	Asset-Backed Securities
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SLM	Sallie Mae
SOFR	Secured Overnight Financing Rate

At December 31, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	3/22/2023	2,108	$287,957,962	$283,130,750	$(4,827,212)
Ultra 10 Year U.S. Treasury Note	3/22/2023	4,701	559,735,598	556,040,156	(3,695,442)

Total					$(8,522,654)

Industry Summary at December 31, 2022

Treasuries	11.4%
Banking	11.4
Technology	4.6
ABS Car Loan	4.5
ABS Home Equity	3.7
Finance Companies	3.3
Independent Energy	2.6
Metals & Mining	2.4
Life Insurance	2.4
Other Investments, less than 2% each	27.7
Short-Term Investments	19.3
Collateralized Loan Obligations	3.8

Total Investments	97.1
Other assets less liabilities (including futures contracts)	2.9

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 82.6% of Net Assets
Non-Convertible Bonds — 78.3%
	ABS Car Loan — 5.7%
$2,590,000	American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.400%, 6/15/2026, 144A	$2,497,933
2,660,000	American Credit Acceptance Receivables Trust, Series 2020-4, Class D, 1.770%, 12/14/2026, 144A	2,541,219
1,056,804	Avid Automobile Receivables Trust, Series 2019-1, Class C, 3.140%, 7/15/2026, 144A	1,051,450
1,035,000	Avid Automobile Receivables Trust, Series 2019-1, Class D, 4.030%, 7/15/2026, 144A	1,027,071
330,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class C, 4.730%, 9/20/2024, 144A	326,927
1,165,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class C, 4.240%, 9/22/2025, 144A	1,111,446
1,565,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026, 144A	1,415,744
2,360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class C, 3.020%, 8/20/2026, 144A	2,121,546
1,200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class B, 2.960%, 2/20/2027, 144A	1,076,832
1,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027, 144A	1,607,001
2,350,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025	2,291,845
610,000	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.300%, 9/11/2028	553,854
1,180,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030, 144A	1,111,966
903,354	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A	893,546
1,110,000	DT Auto Owner Trust, Series 2020-3A, Class D, 1.840%, 6/15/2026, 144A	1,010,496
2,290,000	DT Auto Owner Trust, Series 2022-2A, Class D, 5.460%, 3/15/2028, 144A	2,155,217
1,265,000	Exeter Automobile Receivables Trust, Series 2020-2A, Class D, 4.730%, 4/15/2026, 144A	1,252,260
411,772	Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.320%, 7/15/2025	407,120
635,000	First Investors Auto Owner Trust, Series 2019-2A, Class D, 2.800%, 12/15/2025, 144A	617,066
1,475,000	First Investors Auto Owner Trust, Series 2019-2A, Class E, 3.880%, 1/15/2026, 144A	1,378,334
3,305,000	Flagship Credit Auto Trust, Series 2019-2, Class D, 3.530%, 5/15/2025, 144A	3,215,755
3,120,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.480%, 10/15/2027, 144A	2,756,261
2,555,495	GLS Auto Receivables Trust, Series 2020-3A, Class C, 1.920%, 5/15/2025, 144A	2,528,887
1,889,000	Hertz Vehicle Financing III LLC, Series 2022-1A, 4.850%, 6/25/2026, 144A	1,661,668
1,493,000	Hertz Vehicle Financing III LLC, Series 2022-3A, 6.310%, 3/25/2025, 144A	1,423,498
1,050,000	Hertz Vehicle Financing LLC, Class D, Series 2022-4A, 6.560%, 9/25/2026, 144A	967,847
910,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026, 144A	893,291
985,000	Prestige Auto Receivables Trust, Series 2020-1A, Class E, 3.670%, 2/15/2028, 144A	963,091
	ABS Car Loan — continued
3,210,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class D, 5.350%, 3/15/2028	3,204,744
1,140,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.220%, 9/15/2026	1,109,268
1,675,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.650%, 2/17/2026, 144A	1,587,234
1,920,000	Westlake Automobile Receivables Trust, Series 2022-2A,Class D, 5.480%, 9/15/2027, 144A	1,829,516

		48,589,933

	ABS Credit Card — 0.4%
775,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A	766,591
2,845,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026, 144A	2,714,287

		3,480,878

	ABS Home Equity — 7.3%
129,375	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034	123,022
128,984	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034	123,620
122,808	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	118,380
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A	288,797
2,170,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A	2,113,412
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A	1,183,962
3,138,000	American Homes 4 Rent Trust, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A	3,049,833
229,899	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	217,514
193,637	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	189,576
119,429	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	105,230
2,315,000	BINOM Securitization Trust, Series 2022-RPL1, Class M1, 3.000%, 2/25/2061, 144A(a)	1,657,380
1,851,885	CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059, 144A(a)	1,703,930
2,856,419	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 6.228%, 11/25/2070, 144A(a)	2,811,048
378,562	Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2, 1-month LIBOR + 2.050%, 6.439%, 1/25/2040, 144A(b)	375,951
1,310,097	Connecticut Avenue Securities Trust, Series 2022- R06, Class 1M1, 30-day Average SOFR + 2.750%, 6.678%, 5/25/2042, 144A(b)	1,326,269
1,830,000	CoreVest American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052, 144A	1,594,368
245,000	CoreVest American Finance Trust, Series 2020-2, Class C, 4.596%, 5/15/2052, 144A(a)	225,575
1,340,000	CoreVest American Finance Trust, Series 2020-4, Class C, 2.250%, 12/15/2052, 144A	1,050,250
265,956	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033	257,940
326,017	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	309,967
33,573	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 3.894%, 9/20/2034(a)	30,101

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,244,992	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 2.691%, 3/25/2060, 144A(a)	$1,168,078
2,004,015	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(a)	1,783,566
109,606	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033	105,936
339,841	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.660%, 4.999%, 9/19/2045(b)	212,453
1,008,396	Federal Home Loan Mortgage Corp., Series 2022-DN44, Class M1A, 30-day Average SOFR + 2.200%, 6.128%, 5/25/2042, 144A(b)	1,005,272
1,715,000	FirstKey Homes Trust, Series 2020-SFR1, Class E, 2.791%, 8/17/2037, 144A	1,531,080
4,165,000	FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.668%, 10/19/2037, 144A	3,670,532
211,244	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(a)	198,115
235,871	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041, 144A	180,096
363,159	IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A5, 1-month LIBOR + 1.220%, 5.609%, 9/25/2034(b)	312,265
1,668,187	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 1-month LIBOR + 0.420%, 4.809%, 2/25/2046(b)	1,169,689
592,674	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	565,936
1,388,670	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(a)	1,378,324
962,936	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A(a)	947,272
267,963	Lehman XS Trust, Series 2006-2N, Class 1A1, 1-month LIBOR + 0.520%, 4.909%, 2/25/2046(b)	231,119
181,107	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 3.750%, 5/25/2034(a)	171,011
148,173	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033	140,021
114,793	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034	109,995
151,316	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034	146,776
448,241	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	423,557
19,988	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 3.674%, 5/25/2036(a)	19,293
245,000	Mill City Mortgage Trust, Series 2021-NMR1, Class M2, 2.500%, 11/25/2060, 144A(a)	201,925
268,480	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	181,593
511,063	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	462,403
1,005,000	Progress Residential Trust, Series 2019-SFR3, Class D, 2.871%, 9/17/2036, 144A	937,384
785,000	Progress Residential Trust, Series 2020-SFR3, Class E, 2.296%, 10/17/2027, 144A	684,875
795,000	Progress Residential Trust, Series 2021-SFR2, Class E2, 2.647%, 4/19/2038, 144A	671,812
570,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026, 144A	482,257
470,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026, 144A	396,626
	ABS Home Equity — continued
930,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038, 144A	774,418
400,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038, 144A	331,221
585,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	478,893
415,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040, 144A	317,793
984,252	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026, 144A(a)	906,182
2,162,729	PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026, 144A(a)	1,928,097
2,888,853	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026, 144A(a)	2,586,780
1,751,553	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026, 144A(a)	1,576,768
1,781,283	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1-month LIBOR + 0.310%, 4.699%, 7/25/2035(b)	1,134,373
655,000	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(a)	523,657
3,712,760	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(a)	3,447,447
1,040,000	Tricon American Homes, Series 2020-SFR1, Class E, 3.544%, 7/17/2038, 144A	922,138
1,170,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.730%, 11/17/2039, 144A	956,877
448,559	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(a)	423,421
987,573	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051, 144A(a)	870,100
1,156,932	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051, 144A(a)	998,293
3,020,102	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(a)	2,716,922
1,434,878	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(a)	1,297,148
1,874,099	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051, 144A(a)	1,698,971

		62,234,885

	ABS Other — 3.8%
414,098	Accelerated Assets LLC, Series 2018-1, Class B, 4.510%, 12/02/2033, 144A	394,835
2,218,114	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 7.072%, 2/15/2040, 144A(a)	775,082
1,754,602	Apollo Aviation Securitization Equity Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041, 144A	1,401,455
2,340,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035, 144A	2,033,862
797,000	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(a)	652,131
881,100	DB Master Finance LLC, Series 2021-1A, Class A2II, 2.493%, 11/20/2051, 144A	724,200
519,580	Diamond Resorts Owner Trust, Series 2019-1A,Class B, 3.530%, 2/20/2032, 144A	506,819
305,000	Freedom Financial Trust, Series 2021-2, Class C, 1.940%, 6/19/2028, 144A	296,176
227,625	Hilton Grand Vacations Trust, Series 2018-AA, Class C, 4.000%, 2/25/2032, 144A	216,848
975,000	HPEFS Equipment Trust, Series 2020-1A, Class D, 2.260%, 2/20/2030, 144A	965,042

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$5,900,000	HPEFS Equipment Trust, Series 2020-2A, Class D, 2.790%, 7/22/2030, 144A	$5,839,194
700,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A	660,266
1,921,374	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	1,517,963
860,411	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	721,918
1,292,169	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043, 144A	834,597
310,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031, 144A	286,515
200,933	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037, 144A	187,889
195,203	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A	180,432
730,000	Navient Private Education Refi Loan Trust, Series 2020-HA, Class B, 2.780%, 1/15/2069, 144A	568,823
1,110,000	OneMain Financial Issuance Trust, Series 2020-1A, Class B, 4.830%, 5/14/2032, 144A	1,090,827
1,020,000	OneMain Financial Issuance Trust, Series 2020-2A, Class C, 2.760%, 9/14/2035, 144A	850,841
810,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036, 144A	620,474
3,147,739	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	2,439,530
775,378	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C, 3.510%, 7/20/2037, 144A	731,187
978,696	SLAM Ltd., Series 2021-1A, Class B, 3.422%, 6/15/2046, 144A	800,830
1,832,923	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037, 144A	1,665,476
327,595	Textainer Marine Containers VII Ltd., Series 2020-1A, Class A, 2.730%, 8/21/2045, 144A	296,608
3,682,557	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046, 144A	3,054,113
1,520,122	Wave Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	1,147,707
545,713	Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 9/15/2043, 144A(a)	435,407
721,844	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.228%, 3/15/2045, 144A	555,123

		32,452,170

	ABS Student Loan — 1.6%
175,004	Commonbond Student Loan Trust, Series 2021-AGS, Class B, 1.400%, 3/25/2052, 144A	137,014
1,103,669	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041, 144A	1,014,054
1,035,000	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042, 144A	980,898
1,775,000	Navient Private Education Refi Loan Trust, Series 2018-CA, Class B, 4.220%, 6/16/2042, 144A	1,639,887
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068, 144A	2,762,965
695,000	Navient Private Education Refi Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068, 144A	555,110
320,000	Navient Private Education Refi Loan Trust, Series 2020-DA, Class B, 3.330%, 5/15/2069, 144A	256,383
	ABS Student Loan — continued
1,290,000	Navient Private Education Refi Loan Trust, Series 2020-FA, Class B, 2.690%, 7/15/2069, 144A	1,032,603
810,000	Nelnet Student Loan Trust, Series 2021-DA, Class B, 2.900%, 4/20/2062, 144A	645,390
385,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day Auction Rate Security, 7.884%, 6/15/2032(b)	375,077
1,143,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day Auction Rate Security, 7.770%, 3/15/2033(b)	1,113,419
122,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day Auction Rate Security, 7.826%, 3/15/2033(b)	118,843
800,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A	752,194
508,917	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1-month LIBOR + 0.750%, 5.068%, 10/15/2035, 144A(b)	502,273
190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A	168,242
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A	462,279
1,350,000	SoFi Professional Loan Program Trust, Series 2020-A, Class BFX, 3.120%, 5/15/2046, 144A	1,046,806

		13,563,437

	ABS Whole Business — 1.1%
3,781,154	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A	3,584,484
2,982,750	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	2,477,732
2,509,950	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A	2,449,072
982,800	Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.080%, 6/15/2049, 144A	871,455

		9,382,743

	Aerospace & Defense — 0.8%
1,065,000	Boeing Co. (The), 3.375%, 6/15/2046	691,025
90,000	Boeing Co. (The), 3.625%, 3/01/2048	58,884
1,915,000	Boeing Co. (The), 3.750%, 2/01/2050	1,320,010
375,000	Boeing Co. (The), 3.825%, 3/01/2059	239,737
325,000	Boeing Co. (The), 3.850%, 11/01/2048	223,079
1,420,000	Boeing Co. (The), 3.900%, 5/01/2049	997,074
2,065,000	Boeing Co. (The), 5.150%, 5/01/2030	2,014,695
1,150,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	1,116,087
490,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	497,247

		7,157,838

	Airlines — 0.6%
4,970,545	United Airlines Pass Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029	4,238,036
548,640	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	516,479

		4,754,515

	Automotive — 1.8%
1,640,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	1,520,836
4,935,000	Aptiv PLC/Aptiv Corp., 2.396%, 2/18/2025	4,653,666
330,000	General Motors Co., 5.200%, 4/01/2045	268,214
2,530,000	General Motors Co., 5.400%, 4/01/2048	2,067,830
2,905,000	General Motors Co., 5.950%, 4/01/2049	2,531,750

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — continued
$1,365,000	General Motors Financial Co., Inc., 1.200%, 10/15/2024	$1,263,671
1,455,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(c)	1,224,960
1,170,000	General Motors Financial Co., Inc., Series B, (fixed rate to 9/30/2028, variable rate thereafter), 6.500%(c)	1,018,520
470,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(c)	397,796

		14,947,243

	Banking — 6.0%
2,530,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(c)	1,691,938
2,400,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(c)	1,503,000
1,735,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(c)	1,322,938
4,460,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	3,393,813
6,580,000	Citigroup, Inc., (fixed rate to 1/25/2025, variable rate thereafter), 2.014%, 1/25/2026	6,098,126
1,330,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025	1,245,466
1,030,000	Credit Suisse Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033, 144A	1,054,583
375,000	Credit Suisse Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032, 144A	259,105
4,570,000	Credit Suisse Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026, 144A	3,903,199
630,000	Credit Suisse Group AG, (fixed rate to 7/15/2025, variable rate thereafter), 6.373%, 7/15/2026, 144A	591,475
740,000	Credit Suisse Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028, 144A	674,036
1,000,000	Credit Suisse Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033, 144A	878,480
5,280,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	3,871,369
6,595,000	JPMorgan Chase & Co., (fixed rate to 2/24/2025, variable rate thereafter), 2.595%, 2/24/2026	6,200,355
7,575,000	Morgan Stanley, (fixed rate to 10/21/2024, variable rate thereafter), MTN, 1.164%, 10/21/2025	6,969,985
6,595,000	Morgan Stanley, (fixed rate to 2/18/2025, variable rate thereafter), 2.630%, 2/18/2026	6,192,629
3,550,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A	2,624,946
2,255,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026, 144A	1,996,857

		50,472,300

	Building Materials — 1.5%
7,070,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	5,967,327
3,360,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	3,134,500
1,725,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	1,655,991
	Building Materials — continued
1,720,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(c)	1,589,297

		12,347,115

	Cable Satellite — 4.4%
12,800,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027, 144A	11,930,496
520,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.500%, 5/01/2026, 144A	503,412
11,205,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.400%, 12/01/2061	7,167,540
225,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	165,723
645,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	502,138
330,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	282,368
12,090,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	6,681,346
405,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	226,274
405,000	CSC Holdings LLC, 5.750%, 1/15/2030, 144A	228,416
885,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	723,487
3,175,000	DISH DBS Corp., 5.125%, 6/01/2029	2,048,224
6,305,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	5,310,922
1,625,000	Ziggo Bond Co. BV, 6.000%, 1/15/2027, 144A	1,511,932

		37,282,278

	Chemicals — 0.5%
1,330,000	Ashland LLC, 3.375%, 9/01/2031, 144A	1,063,030
2,115,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	1,798,720
210,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	192,938
1,105,000	Orbia Advance Corp. SAB de CV, 2.875%, 5/11/2031, 144A	867,513

		3,922,201

	Consumer Cyclical Services — 2.0%
490,000	Expedia Group, Inc., 2.950%, 3/15/2031	394,024
405,000	Expedia Group, Inc., 3.250%, 2/15/2030	343,560
1,080,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc., 5.250%, 12/01/2027, 144A	1,022,177
10,725,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	9,344,210
680,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	652,800
5,255,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	5,258,678
320,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	321,101

		17,336,550

	Consumer Products — 0.2%
1,605,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	1,309,696

	Electric — 0.6%
3,805,000	Edison International, Series A, (fixed rate to 3/15/2026, variable rate thereafter), 5.375%(c)	3,113,974
1,860,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	1,318,718
685,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	675,484

		5,108,176

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — 5.2%
$1,140,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.500%, 7/15/2025	$1,155,137
4,455,000	Aircastle Ltd., 4.250%, 6/15/2026	4,189,624
855,000	Aircastle Ltd., Series A (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(c)	658,350
1,530,000	Ares Capital Corp., 2.875%, 6/15/2028	1,226,798
3,400,000	Ares Capital Corp., 3.200%, 11/15/2031	2,495,090
580,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	504,935
1,870,000	Barings BDC, Inc., 3.300%, 11/23/2026	1,584,971
6,355,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027	5,262,042
2,335,000	FS KKR Capital Corp., 3.125%, 10/12/2028	1,882,406
3,855,000	FS KKR Capital Corp., 3.400%, 1/15/2026	3,418,434
1,040,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	883,089
2,290,000	OneMain Finance Corp., 3.500%, 1/15/2027	1,896,051
5,000	OneMain Finance Corp., 6.875%, 3/15/2025	4,803
2,415,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	1,896,196
1,415,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	1,153,493
11,490,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	9,848,796
2,865,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	2,270,335
105,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	80,144
5,245,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	3,917,281

		44,327,975

	Financial Other — 1.4%
540,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025	286,400
425,000	Agile Group Holdings Ltd., 5.500%, 5/17/2026	192,797
430,000	Agile Group Holdings Ltd., 5.750%, 1/02/2025	228,098
1,540,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	712,527
485,000	Central China Real Estate Ltd., 7.250%, 7/16/2024	137,561
410,000	Central China Real Estate Ltd., 7.250%, 8/13/2024	114,722
1,000,000	Central China Real Estate Ltd., 7.650%, 8/27/2023	357,620
625,000	Central China Real Estate Ltd., 7.750%, 5/24/2024	193,056
670,000	CFLD Cayman Investment Ltd., 6.900%, 1/13/2023(d)(e)	76,139
200,000	CFLD Cayman Investment Ltd., 7.125%, 4/08/2022(d)(e)	22,000
590,000	CFLD Cayman Investment Ltd., 8.050%, 1/13/2025(d)(e)	68,788
870,000	CFLD Cayman Investment Ltd., 8.600%, 4/08/2024(d)(e)	99,737
785,000	CFLD Cayman Investment Ltd., 8.750%, 9/28/2022(d)(e)	93,334
1,350,000	CFLD Cayman Investment Ltd., 9.000%, 7/31/2023(d)(e)	149,229
710,000	China Aoyuan Group Ltd., 6.350%, 2/08/2024(d)	58,064
645,000	China Aoyuan Group Ltd., 7.950%, 2/19/2023(d)	54,328
630,000	China Evergrande Group, 8.250%, 3/23/2022(d)	44,623
1,020,000	China Evergrande Group, 8.750%, 6/28/2025(d)	73,654
270,000	China Evergrande Group, 9.500%, 4/11/2022(d)	19,297
220,000	China Evergrande Group, 9.500%, 3/29/2024(d)	15,567
1,110,000	CIFI Holdings Group Co. Ltd., 4.450%, 8/17/2026	286,302
	Financial Other — continued
480,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	405,912
1,115,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	1,069,008
1,980,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	1,812,888
125,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 5/15/2026	120,112
470,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375%, 12/15/2025	455,806
1,875,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(d)	255,206
205,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(d)	27,755
855,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(d)	115,827
4,525,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(d)	612,594
2,045,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(d)	276,504
2,125,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(d)	288,214
645,000	KWG Group Holdings Ltd., 6.000%, 8/14/2026	245,584
845,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026	329,770
400,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(f)	89,288
230,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(f)	51,791
825,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(d)	147,675
725,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(d)	130,500
610,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(d)	113,875
410,000	Sunac China Holdings Ltd., 6.500%, 1/10/2025(d)	87,658
2,620,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026(d)	558,086
205,000	Sunac China Holdings Ltd., 6.650%, 8/03/2024(d)	43,938
1,090,000	Sunac China Holdings Ltd., 7.000%, 7/09/2025(d)	233,020
210,000	Times China Holdings Ltd., 5.750%, 1/14/2027	34,127
1,085,000	Times China Holdings Ltd., 6.200%, 3/22/2026	175,889
4,400,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(d)	406,384
325,000	Yuzhou Group Holdings Co. Ltd., 7.375%, 1/13/2026(d)	30,082
415,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(d)	38,446
555,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(d)	51,354
1,360,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026(d)	68,095
210,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026(d)	10,349
220,000	Zhenro Properties Group Ltd., 7.350%, 2/05/2025(d)	10,670

		11,580,250

	Food & Beverage — 1.0%
2,055,000	Aramark Services, Inc., 6.375%, 5/01/2025, 144A	2,029,744
175,000	Darling Ingredients, Inc., 6.000%, 6/15/2030, 144A	171,063
1,015,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029, 144A	840,059
3,490,000	MARB BondCo. PLC, 3.950%, 1/29/2031, 144A	2,678,868
2,980,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	2,890,529

		8,610,263

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Gaming — 1.4%
$1,810,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	$1,347,630
2,940,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	2,804,496
910,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	873,600
2,670,000	VICI Properties LP/VICI Note Co., Inc., 3.875%, 2/15/2029, 144A	2,340,079
1,375,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026, 144A	1,282,770
1,140,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026, 144A	1,072,828
985,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025, 144A	944,369
815,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024, 144A	807,062

		11,472,834

	Government Owned – No Guarantee — 1.8%
2,350,000	Antares Holdings LP, 2.750%, 1/15/2027, 144A	1,882,526
2,790,000	Antares Holdings LP, 3.750%, 7/15/2027, 144A	2,255,427
845,000	Antares Holdings LP, 3.950%, 7/15/2026, 144A	725,661
4,801,000,000	Financiera de Desarrollo Territorial S.A., 7.875%, 8/12/2024, 144A, (COP)	894,904
6,595,000	Petroleos Mexicanos, 5.950%, 1/28/2031	4,991,412
5,290,000	Petroleos Mexicanos, 6.625%, 6/15/2035	3,837,404
1,295,000	YPF S.A., 6.950%, 7/21/2027, 144A	917,404

		15,504,738

	Health Insurance — 0.1%
965,000	Molina Healthcare, Inc., 4.375%, 6/15/2028, 144A	880,649

	Healthcare — 0.4%
475,000	Charles River Laboratories International, Inc., 4.250%, 5/01/2028, 144A	437,461
2,365,000	HCA, Inc., 5.875%, 2/15/2026	2,380,112
340,000	Tenet Healthcare Corp., 4.875%, 1/01/2026, 144A	321,519
175,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	156,681
255,000	Tenet Healthcare Corp., 6.250%, 2/01/2027, 144A	244,930

		3,540,703

	Independent Energy — 3.2%
3,095,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	2,722,649
1,670,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	1,463,583
825,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	611,068
5,175,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	4,817,202
1,515,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	1,355,925
2,185,000	EQT Corp., 3.625%, 5/15/2031, 144A	1,851,648
3,045,000	EQT Corp., 3.900%, 10/01/2027	2,811,038
585,000	EQT Corp., 5.000%, 1/15/2029	549,174
570,000	EQT Corp., 5.678%, 10/01/2025	567,229
1,790,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	1,751,085
740,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	717,807
4,240,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	4,224,100
115,000	Occidental Petroleum Corp., 6.125%, 1/01/2031	116,057
180,000	Occidental Petroleum Corp., 7.875%, 9/15/2031	198,720
180,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	203,221
320,000	Ovintiv, Inc., 6.500%, 8/15/2034	321,999
140,000	Ovintiv, Inc., 6.500%, 2/01/2038	138,704
695,000	Ovintiv, Inc., 6.625%, 8/15/2037	698,994
	Independent Energy — continued
90,000	Ovintiv, Inc., 7.200%, 11/01/2031	94,464
85,000	Ovintiv, Inc., 7.375%, 11/01/2031	90,473
385,000	Ovintiv, Inc., 8.125%, 9/15/2030	422,483
380,000	Southwestern Energy Co., 4.750%, 2/01/2032	324,744
870,000	Var Energi ASA, 7.500%, 1/15/2028, 144A	886,184
410,000	Var Energi ASA, 8.000%, 11/15/2032, 144A	423,414

		27,361,965

	Industrial Other — 0.0%
500,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	406,305

	Leisure — 0.9%
1,880,000	Carnival Corp., 5.750%, 3/01/2027, 144A	1,342,395
580,000	Carnival Corp., 6.000%, 5/01/2029, 144A	386,502
1,560,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	1,225,333
1,405,000	NCL Corp. Ltd., 5.875%, 2/15/2027, 144A	1,216,112
570,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	420,786
240,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	194,003
3,090,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	2,465,959

		7,251,090

	Life Insurance — 0.1%
1,110,000	Global Atlantic Finance Co., 4.400%, 10/15/2029, 144A	929,170

	Local Authorities — 0.0%
67,000,000	Provincia de Buenos Aires, Argentina Badlar Floating Rate Notes + 3.750% 72.913%, 4/12/2025, 144A, (ARS)	175,680

	Lodging — 0.9%
435,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	355,027
1,435,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	1,234,100
1,605,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.875%, 4/01/2027	1,527,684
1,125,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	933,329
1,000,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	814,830
1,535,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	1,272,930
195,000	Travel & Leisure Co., 6.000%, 4/01/2027	185,073
955,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	934,240

		7,257,213

	Media Entertainment — 2.2%
2,830,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	2,304,582
2,400,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	2,033,000
1,220,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	1,037,521
1,040,000	Netflix, Inc., 4.875%, 4/15/2028	1,004,210
3,215,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	2,998,306
860,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	834,200
1,325,000	Netflix, Inc., 5.875%, 11/15/2028	1,342,927
1,705,000	Netflix, Inc., 6.375%, 5/15/2029	1,754,935
1,025,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.000%, 8/15/2027, 144A	922,753
600,000	Playtika Holding Corp., 4.250%, 3/15/2029, 144A	470,970
805,000	Warnermedia Holdings, Inc., 3.755%, 3/15/2027, 144A	726,545
855,000	Warnermedia Holdings, Inc., 4.054%, 3/15/2029, 144A	741,037

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — continued
$2,555,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032, 144A	$2,106,649

		18,277,635

	Metals & Mining — 1.4%
4,180,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	3,958,550
3,870,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	3,766,827
1,930,000	FMG Resources August 2006 Pty Ltd., 4.500%, 9/15/2027, 144A	1,780,425
1,310,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	1,189,363
1,595,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	1,485,574

		12,180,739

	Midstream — 0.7%
2,340,000	DCP Midstream Operating LP, 5.375%, 7/15/2025	2,318,238
695,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	594,170
640,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	623,414
2,070,000	Western Midstream Operating LP, 3.350%, 2/01/2025	1,958,676

		5,494,498

	Non-Agency Commercial Mortgage-Backed Securities — 5.6%
2,995,000	Barclays Commercial Mortgage Securities, Series 2020-BID, Class B, 1-month LIBOR + 2.540%, 6.858%, 10/15/2037, 144A(b)	2,863,129
2,155,000	BPR Trust, Series 2021-NRD, Class F, 1-month SOFR + 6.870%, 11.196%, 12/15/2038, 144A(b)	1,895,330
2,040,000	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 4.941%, 5/10/2047, 144A(a)	1,652,400
2,585,000	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922%, 10/15/2045, 144A	2,244,286
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.298%, 12/10/2044(a)	124,813
1,890,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	1,390,074
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	3,300,444
750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(a)	669,733
600,358	Extended Stay America Trust, Series 2021-ESH, Class D, 1-month LIBOR + 2.250%, 6.568%, 7/15/2038, 144A(b)	574,756
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033, 144A(a)	2,499,712
540,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.154%, 8/10/2044, 144A(a)	406,351
3,905,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.154%, 8/10/2044, 144A(a)	1,617,072
1,420,000	GS Mortgage Securities Trust, Series 2013-G1, Class B, 3.650%, 4/10/2031, 144A(a)	1,373,505
845,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)	773,586
1,945,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.360%, 2/15/2046, 144A(a)	1,814,677
2,435,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 4.064%, 12/15/2047, 144A(a)	2,300,746
1,005,417	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.211%, 6/15/2044, 144A(a)	904,875
	Non-Agency Commercial Mortgage-Backed Securities — continued
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.211%, 6/15/2044, 144A(a)	1,884,522
1,350,000	RBS Commercial Funding Trust, Series 2013-GSP, Class A, 3.834%, 1/15/2032, 144A(a)	1,299,339
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 1-month LIBOR + 2.750%, 7.068%, 11/15/2027, 144A(b)(g)	511,491
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 7.818%, 11/15/2027, 144A(b)(g)	1,141,311
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 8.718%, 11/15/2027, 144A(b)(g)	339,765
1,370,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.702%, 5/10/2063, 144A(a)	23,975
3,094,293	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.296%, 7/15/2046(a)	2,933,867
1,690,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(a)	1,405,234
440,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.134%, 11/15/2059(a)	334,863
4,885,000	Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class C, 3.038%, 9/15/2031, 144A(a)	4,220,284
2,873,701	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.378%, 3/15/2044, 144A(a)	1,145,457
1,699,593	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E, 4.844%, 6/15/2044, 144A(a)	1,366,814
2,245,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.357%, 12/15/2045(a)	2,008,675
599,548	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.651%, 6/15/2045(a)	425,673
1,909,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class D, 4.651%, 6/15/2045, 144A(a)	725,420
940,999	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.651%, 6/15/2045, 144A(a)	21,173
1,570,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	1,351,002

		47,544,354

	Pharmaceuticals — 2.3%
2,485,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028, 144A	1,580,564
1,325,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	635,993
145,000	Bausch Health Cos., Inc., 5.000%, 2/15/2029, 144A	69,491
685,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	328,567
165,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029, 144A	79,437
270,000	Bausch Health Cos., Inc., 7.000%, 1/15/2028, 144A	130,504
380,000	Grifols Escrow Issuer S.A., 4.750%, 10/15/2028, 144A	328,119
1,665,000	Teva Pharmaceutical Finance Netherlands II BV, 6.000%, 1/31/2025, (EUR)	1,751,768
5,755,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023	5,628,965
920,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	804,540

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Pharmaceuticals — continued
$10,035,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	$6,135,652
200,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	180,780
635,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	565,497
1,015,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	1,009,306

		19,229,183

	REITs – Health Care — 0.0%
455,000	National Health Investors, Inc., 3.000%, 2/01/2031	328,016

	REITs – Mortgage — 0.2%
1,630,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	1,369,248
390,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	366,421

		1,735,669

	Restaurants — 0.3%
2,885,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	2,583,246

	Retailers — 0.1%
1,070,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	881,883

	Technology — 2.3%
1,020,000	Broadcom, Inc., 3.137%, 11/15/2035, 144A	749,972
2,865,000	Broadcom, Inc., 4.150%, 11/15/2030	2,567,476
1,805,000	CDW LLC/CDW Finance Corp., 2.670%, 12/01/2026	1,602,511
2,115,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	1,801,324
490,000	CDW LLC/CDW Finance Corp., 4.250%, 4/01/2028	450,962
1,615,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	1,096,910
3,815,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	2,727,224
330,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	283,459
395,000	Global Payments, Inc., 2.900%, 11/15/2031	311,484
225,000	Global Payments, Inc., 5.400%, 8/15/2032	214,279
3,560,000	Micron Technology, Inc., 6.750%, 11/01/2029	3,616,166
330,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.400%, 5/01/2030	285,168
730,000	Open Text Corp., 6.900%, 12/01/2027, 144A	730,000
1,240,000	Western Digital Corp., 2.850%, 2/01/2029	959,351
1,780,000	Western Digital Corp., 4.750%, 2/15/2026	1,676,262

		19,072,548

	Transportation Services — 0.5%
1,855,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	1,628,269
1,865,000	GMR Hyderabad International Airport Ltd., 4.750%, 2/02/2026, 144A	1,734,711
1,270,000	GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024	1,252,423

		4,615,403

	Treasuries — 6.5%
338,660,000	Republic of South Africa Government Bond, Series 2037, 8.500%, 1/31/2037, (ZAR)	15,795,663
9,150,000	U.S. Treasury Note, 1.250%, 7/31/2023(h)	8,969,859
26,640,000	U.S. Treasury Note, 1.375%, 8/31/2023	26,043,722
4,235,000	U.S. Treasury Note, 4.250%, 9/30/2024	4,213,329

		55,022,573

	Wireless — 1.5%
4,365,000	HTA Group Ltd., 7.000%, 12/18/2025, 144A	4,015,800
1,695,000	IHS Holding Ltd., 5.625%, 11/29/2026, 144A	1,399,223
1,525,000	IHS Holding Ltd., 6.250%, 11/29/2028, 144A	1,230,004
1,297,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	1,230,049
3,385,000	SBA Communications Corp., 3.875%, 2/15/2027	3,058,393
1,630,000	SoftBank Group Corp., 4.625%, 7/06/2028	1,338,295
750,000	SoftBank Group Corp., 5.250%, 7/06/2031	600,000

		12,871,764

	Total Non-Convertible Bonds (Identified Cost $795,026,699)	663,478,304

Convertible Bonds — 4.3%
	Airlines — 0.6%
915,000	JetBlue Airways Corp., 0.500%, 4/01/2026	667,106
3,680,000	Southwest Airlines Co., 1.250%, 5/01/2025	4,419,680

		5,086,786

	Cable Satellite — 0.8%
35,000	Cable One, Inc., Zero Coupon, 6.042%, 3/15/2026(i)	27,492
1,345,000	DISH Network Corp., Zero Coupon, 0.000%-9.514%, 12/15/2025(j)	860,948
1,170,000	DISH Network Corp., 2.375%, 3/15/2024	1,054,170
7,980,000	DISH Network Corp., 3.375%, 8/15/2026	4,999,470

		6,942,080

	Consumer Cyclical Services — 0.3%
235,000	Peloton Interactive, Inc., Zero Coupon, 0.519%-0.987%, 2/15/2026(j)	166,354
3,150,000	Uber Technologies, Inc., Zero Coupon, 0.000%-5.582%, 12/15/2025(j)	2,660,459

		2,826,813

	Gaming — 0.1%
615,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	906,510

	Healthcare — 0.5%
5,175,000	Teladoc Health, Inc., 1.250%, 6/01/2027	3,975,408

	Leisure — 0.1%
2,005,000	NCL Corp. Ltd., 1.125%, 2/15/2027	1,373,305

	Media Entertainment — 0.3%
1,560,000	Snap, Inc., Zero Coupon, 6.697%-7.641%, 5/01/2027(j)	1,089,660
1,420,000	Spotify USA, Inc., Zero Coupon, 5.189%-5.873%, 3/15/2026(j)	1,143,100

		2,232,760

	Pharmaceuticals — 1.2%
2,990,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	3,173,287
4,745,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	5,098,791
855,000	Guardant Health, Inc., Zero Coupon, 0.000%, 11/15/2027(i)	531,724
1,285,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026(i)	1,186,216
505,000	Livongo Health, Inc., 0.875%, 6/01/2025	442,067

		10,432,085

	Technology — 0.4%
85,000	Bentley Systems, Inc., 0.375%, 7/01/2027	69,190
1,260,000	RingCentral, Inc., Zero Coupon, 7.146%-8.016%, 3/15/2026(j)	989,100
1,325,000	Splunk, Inc., 1.125%, 6/15/2027	1,118,035

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$1,375,000	Unity Software, Inc., Zero Coupon, 7.084%-8.213%, 11/15/2026(j)	$1,029,187

		3,205,512

	Total Convertible Bonds (Identified Cost $44,875,150)	36,981,259

	Total Bonds and Notes (Identified Cost $839,901,849)	700,459,563

Senior Loans — 0.5%
	Cable Satellite — 0.2%
1,930,000	Ziggo BV, 2019 EUR Term Loan H, 6-month EURIBOR + 3.000%, 3.764%, 1/31/2029, (EUR)(b)(k)	1,899,409

	Media Entertainment — 0.3%
2,216,436	Playtika Holding Corp., 2021 Term Loan, 1-month LIBOR + 2.750%, 7.134%, 3/13/2028(b)(k)	2,111,399

	Total Senior Loans (Identified Cost $4,351,833)	4,010,808

Collateralized Loan Obligations — 7.7%
1,350,000	AGL CLO 3 Ltd., Series 2020-3A, Class C, 3-month LIBOR + 2.150%, 6.229%, 1/15/2033, 144A(b)	1,272,756
1,740,000	AGL CLO 3 Ltd., Series 2020-3A, Class D, 3-month LIBOR + 3.300%, 7.379%, 1/15/2033, 144A(b)	1,626,479
3,460,000	Aimco CLO 11 Ltd., Series 2020-11A, Class DR, 3-month LIBOR + 3.000%, 7.079%, 10/17/2034, 144A(b)	3,257,580
1,325,000	AIMCO CLO Ltd., Series 2020-12A, Class AR, 3-month SOFR + 1.170%, 5.034%, 1/17/2032, 144A(b)	1,299,499
480,000	Apidos CLO XX, Series 2015-20A, Class BRR, 3-month LIBOR + 1.950%, 6.029%, 7/16/2031, 144A(b)	456,201
3,175,000	Apidos CLO XXIII, Series 2015-23A, Class CR, 3-month LIBOR + 2.000%, 6.079%, 4/15/2033, 144A(b)	2,996,022
500,000	Ares LIX CLO Ltd., Series 2021-59A, Class E, 3-month LIBOR + 6.250%, 10.608%, 4/25/2034, 144A(b)	423,463
1,105,000	Atlas Senior Loan Fund Ltd., Series 2021-16A, Class D, 3-month LIBOR + 3.700%, 7.943%, 1/20/2034, 144A(b)	907,678
400,000	Ballyrock CLO Ltd., Series 2018-1A, Class C, 3-month LIBOR + 3.150%, 7.393%, 4/20/2031, 144A(b)	360,681
850,000	Barings CLO Ltd., Series 2019-4A, Class C, 3-month LIBOR + 2.800%, 6.879%, 1/15/2033, 144A(b)	824,275
1,830,000	Basswood Park CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.650%, 6.893%, 4/20/2034, 144A(b)	1,635,032
445,000	Battalion CLO XVI Ltd., Series 2019 16A, Class DR, 3-month LIBOR + 3.250%, 7.493%, 12/19/2032, 144A(b)	402,151
915,000	Bristol Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 6.029%, 4/15/2029, 144A(b)	866,737
455,000	Burnham Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 2.150%, 6.393%, 10/20/2029, 144A(b)	433,634
400,000	Carbone CLO Ltd., Series 2017-1A, Class B, 3-month LIBOR + 1.800%, 6.043%, 1/20/2031, 144A(b)	373,517
970,000	CarVal CLO IV Ltd., Series 2021-1A, Class D, 3-month LIBOR + 3.250%, 7.493%, 7/20/2034, 144A(b)	901,117
730,000	CIFC Funding II Ltd., Series 2013-2A, Class A3LR, 3-month LIBOR + 1.950%, 6.144%, 10/18/2030, 144A(b)	685,554
265,000	CIFC Funding II Ltd., Series 2014-2RA, Class A3, 3-month LIBOR + 1.900%, 6.225%, 4/24/2030, 144A(b)	252,569
875,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, 3-month LIBOR + 5.850%, 9.929%, 10/15/2030, 144A(b)	706,884
250,000	Dryden 64 CLO Ltd., Series 2018-64A, Class C, 3-month LIBOR + 1.750%, 5.944%, 4/18/2031, 144A(b)	235,623
300,000	Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, 3-month LIBOR + 1.850%, 5.929%, 4/15/2029, 144A(b)	286,940
1,405,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, 3-month LIBOR + 5.850%, 10.515%, 11/22/2031, 144A(b)	1,219,983
2,435,000	Generate CLO Ltd., Series 2019-2A, Class D, 3-month LIBOR + 3.800%, 8.125%, 1/22/2033, 144A(b)	2,290,200
650,000	Gilbert Park CLO Ltd., Series 2017-1A, Class D, 3-month LIBOR + 2.950%, 7.029%, 10/15/2030, 144A(b)	605,343
320,000	Goldentree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class C, 3-month LIBOR + 1.900%, 6.143%, 4/20/2030, 144A(b)	305,401
1,640,000	Greystone Commercial Real Estate Notes CDO Ltd., Series 2021-HC2, Class A, 1-month SOFR + 1.914%, 6.250%, 12/15/2039, 144A(b)	1,593,993
1,550,000	Hayfin U.S. XII Ltd., Series 2020-12A, Class D, 3-month LIBOR + 4.160%, 8.403%, 1/20/2034, 144A(b)	1,491,012
310,000	LCM 30 Ltd., Series 30A, Class DR, 3-month LIBOR + 3.000%, 7.243%, 4/20/2031, 144A(b)	264,612
475,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, 3-month LIBOR + 2.150%, 6.475%, 1/23/2031, 144A(b)	449,536
300,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 7.325%, 1/23/2031, 144A(b)	279,810
3,300,000	Neuberger Berman CLO Ltd., Series 2013-14A, Class CR2, 3-month LIBOR + 1.900%, 6.274%, 1/28/2030, 144A(b)	3,125,803
2,100,000	Oaktree CLO Ltd., Series 2019-4A, Class E, 3-month LIBOR + 7.230%, 11.473%, 10/20/2032, 144A(b)	1,883,026
495,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, 3-month LIBOR + 5.750%, 9.993%, 10/20/2030, 144A(b)	430,662
920,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 3-month LIBOR + 1.900%, 6.225%, 1/22/2030, 144A(b)	868,118
445,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class ER, 3-month LIBOR + 6.360%, 10.638%, 4/21/2034, 144A(b)	391,558

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
$1,900,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class ER, 3-month LIBOR + 6.250%, 10.493%, 7/02/2035, 144A(b)	$1,719,302
5,105,000	OHA Credit Funding 4 Ltd., Series 2019-4A, Class ER, 3-month LIBOR + 6.400%, 10.725%, 10/22/2036, 144A(b)	4,654,428
1,745,000	OHA Credit Funding 5 Ltd., Series 2020-5A, Class C, 3-month LIBOR + 2.000%, 6.194%, 4/18/2033, 144A(b)	1,656,371
2,245,000	OHA Loan Funding Ltd., Series 2013-1A, Class DR2, 3-month LIBOR + 3.050%, 7.375%, 7/23/2031, 144A(b)	2,059,718
1,570,000	OHA Loan Funding Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 6.193%, 1/20/2033, 144A(b)	1,480,023
2,050,000	OZLM XXIII Ltd., Series 2019-23A, Class DR, 3-month LIBOR + 3.750%, 7.829%, 4/15/2034, 144A(b)	1,879,387
300,000	Palmer Square CLO Ltd., Series 2015-2A, Class BR2, 3-month LIBOR + 1.950%, 6.193%, 7/20/2030, 144A(b)	285,330
2,610,000	Parallel Ltd., Series 2017-1A, Class CR, 3-month LIBOR + 2.000%, 6.243%, 7/20/2029, 144A(b)	2,450,953
1,045,000	Pikes Peak CLO 1, Series 2018-1A, Class D, 3-month LIBOR + 3.150%, 7.475%, 7/24/2031, 144A(b)	932,596
1,190,000	Point Au Roche Park CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.800%, 7.043%, 7/20/2034, 144A(b)	1,065,983
340,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3-month LIBOR + 3.250%, 7.493%, 4/20/2034, 144A(b)	297,352
920,000	Regatta XIII Funding Ltd., Series 2018-2A, Class C, 3-month LIBOR + 3.100%, 7.179%, 7/15/2031, 144A(b)	825,101
2,565,000	Rockford Tower CLO Ltd., Series 2017-2A, Class CR, 3-month LIBOR + 1.900%, 5.979%, 10/15/2029, 144A(b)	2,431,512
2,000,000	Rockford Tower CLO Ltd., Series 2018-1A, Class A, 3-month LIBOR + 1.100%, 5.775%, 5/20/2031, 144A(b)	1,966,440
1,017,999	Shackleton CLO Ltd., Series 2017-10A, Class AR2, 3-month LIBOR + 0.890%, 5.133%, 4/20/2029, 144A(b)	1,002,618
1,030,000	Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, 3-month LIBOR + 1.160%, 5.239%, 4/17/2034, 144A(b)	1,004,602
920,000	TCW CLO Ltd., Series 2018-1A,Class D, 3-month LIBOR + 2.910%, 7.268%, 4/25/2031, 144A(b)	800,924
1,030,000	TICP CLO VII Ltd., Series 2017-7A, Class CR, 3-month LIBOR + 2.150%, 6.229%, 4/15/2033, 144A(b)	980,416
610,000	TICP CLO XV Ltd., Series 2020-15A, Class C, 3-month LIBOR + 2.150%, 6.393%, 4/20/2033, 144A(b)	561,062
895,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, 3-month LIBOR + 5.750%, 10.108%, 7/25/2031, 144A(b)	727,269
895,000	VERDE CLO Ltd., Series 2019-1A, Class AR, 3-month LIBOR + 1.100%, 5.179%, 4/15/2032, 144A(b)	878,794

	Total Collateralized Loan Obligations (Identified Cost $67,719,850)	65,063,630

Common Stocks — 1.5%
	Aerospace & Defense — 0.1%
698	Lockheed Martin Corp.	339,570

	Air Freight & Logistics — 0.0%
1,613	United Parcel Service, Inc., Class B	280,404

	Beverages — 0.0%
4,726	Coca-Cola Co. (The)	300,621

	Biotechnology — 0.1%
2,747	AbbVie, Inc.	443,943

	Capital Markets — 0.1%
213	BlackRock, Inc.	150,938
2,249	Morgan Stanley	191,210

		342,148

	Communications Equipment — 0.0%
2,771	Cisco Systems, Inc.	132,010

	Construction Materials — 0.1%
240,838	Cemex SAB de CV, Sponsored ADR(f)	975,394

	Containers & Packaging — 0.0%
938	Packaging Corp. of America	119,980

	Electric Utilities — 0.1%
1,830	Duke Energy Corp.	188,472
3,245	NextEra Energy, Inc.	271,282

		459,754

	Electrical Equipment — 0.0%
1,420	Emerson Electric Co.	136,405

	Food & Staples Retailing — 0.1%
256	Costco Wholesale Corp.	116,864
1,736	Walmart, Inc.	246,147

		363,011

	Health Care Equipment & Supplies — 0.0%
2,124	Abbott Laboratories	233,194

	Health Care Providers & Services — 0.1%
477	Elevance Health, Inc.	244,687
452	UnitedHealth Group, Inc.	239,641

		484,328

	Hotels, Restaurants & Leisure — 0.0%
3,110	Starbucks Corp.	308,512

	Household Products — 0.1%
2,638	Procter & Gamble Co. (The)	399,815

	IT Services — 0.0%
659	Accenture PLC, Class A	175,848

	Life Sciences Tools & Services — 0.0%
331	Thermo Fisher Scientific, Inc.	182,278

	Machinery — 0.1%
539	Cummins, Inc.	130,594
611	Deere & Co.	261,973

		392,567

	Media — 0.2%
365,397	Altice USA, Inc., Class A(f)	1,680,826
8,061	Comcast Corp., Class A	281,893

		1,962,719

	Metals & Mining — 0.0%
3,674	Newmont Corp.	173,413

	Oil, Gas & Consumable Fuels — 0.1%
14,685	California Resources Corp.	638,944
703	Devon Energy Corp.	43,242

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — continued
1,038	Pioneer Natural Resources Co.	$237,069
5,755	Williams Cos., Inc. (The)	189,339

		1,108,594

	Pharmaceuticals — 0.1%
2,375	Bristol-Myers Squibb Co.	170,881
2,211	Johnson & Johnson	390,573
2,177	Merck & Co., Inc.	241,538

		802,992

	REITs – Diversified — 0.0%
1,032	American Tower Corp.	218,639

	Road & Rail — 0.0%
923	Union Pacific Corp.	191,126

	Semiconductors & Semiconductor Equipment — 0.1%
547	Broadcom, Inc.	305,844
3,434	Microchip Technology, Inc.	241,239
2,467	QUALCOMM, Inc.	271,222

		818,305

	Software — 0.0%
1,224	Microsoft Corp.	293,540

	Specialty Retail — 0.0%
642	Home Depot, Inc. (The)	202,782

	Technology Hardware, Storage & Peripherals — 0.0%
1,954	Apple, Inc.	253,883

	Wireless Telecommunication Services — 0.1%
4,744	T-Mobile US, Inc.(f)	664,160

	Total Common Stocks (Identified Cost $16,545,976)	12,759,935

Preferred Stocks — 0.6%
Convertible Preferred Stocks — 0.6%
	Midstream — 0.0%
2,329	El Paso Energy Capital Trust I, 4.750%	104,896

	Technology — 0.1%
23,100	Clarivate PLC, Series A, 5.250%	875,028

	Wireless — 0.5%
3,501	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A	4,005,214

	Total Convertible Preferred Stocks (Identified Cost $6,477,979)	4,985,138

	Total Preferred Stocks (Identified Cost $6,477,979)	4,985,138

Other Investments — 0.0%
	Aircraft ABS — 0.0%
900	ECAF I Blocker Ltd.(e)(g) (Identified Cost $9,000,000)	61,425

Principal Amount (‡)
Short-Term Investments — 3.7%
$31,761,975	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $31,768,328 on 1/03/2023 collateralized by $16,086,900 U.S. Treasury Inflation Indexed Bond, 3.625% due 4/15/2028 valued at $32,397,250 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $31,761,975)	31,761,975

	Total Investments — 96.6% (Identified Cost $975,759,462)	819,102,474
	Other assets less liabilities — 3.4%	28,509,514

	Net Assets — 100.0%	$847,611,988

Written Options – (0.0%)
Description	Expiration Date	Exercise Price	Shares (††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities – (0.0%)
Abbott Laboratories, Call	2/17/2023	115.00	(1,600)	$(175,664)	$(2,028)	$(3,072)
AbbVie, Inc., Call	2/17/2023	170.00	(2,100)	(339,381)	(5,496)	(4,736)
American Tower Corp., Call	2/17/2023	230.00	(700)	(148,302)	(2,637)	(2,310)
BlackRock, Inc., Call	2/17/2023	790.00	(100)	(70,863)	(722)	(820)
Bristol-Myers Squibb Co., Call	2/17/2023	77.50	(1,900)	(136,705)	(1,743)	(845)
Broadcom, Inc., Call	2/17/2023	610.00	(400)	(223,652)	(3,027)	(3,340)
Coca-Cola Co., Call	2/17/2023	65.00	(3,700)	(235,357)	(3,912)	(4,718)
Cummins, Inc., Call	2/17/2023	260.00	(400)	(96,916)	(1,395)	(1,440)
Deere & Co., Call	2/17/2023	470.00	(400)	(171,504)	(2,987)	(2,200)
Devon Energy Corp., Call	2/17/2023	75.00	(400)	(24,604)	(247)	(246)
Duke Energy Corp., Call	2/17/2023	105.00	(1,400)	(144,186)	(2,325)	(3,185)
Elevance Health, Inc., Call	2/17/2023	550.00	(300)	(153,891)	(1,880)	(2,085)
Emerson Electric Co., Call	2/17/2023	100.00	(700)	(67,242)	(1,363)	(1,365)
Home Depot, Inc., Call	2/17/2023	350.00	(300)	(94,758)	(1,205)	(787)
Johnson & Johnson, Call	2/17/2023	185.00	(1,700)	(300,305)	(2,477)	(2,890)
Lockheed Martin Corp., Call	2/17/2023	505.00	(500)	(243,245)	(4,784)	(5,075)
Merck & Co., Inc., Call	2/17/2023	115.00	(1,500)	(166,425)	(2,951)	(3,225)
Microchip Technology, Inc., Call	2/17/2023	80.00	(2,000)	(140,500)	(2,955)	(2,150)
Morgan Stanley, Call	2/17/2023	95.00	(1,500)	(127,530)	(1,496)	(1,050)
NextEra Energy, Inc., Call	2/17/2023	90.00	(2,500)	(209,000)	(3,693)	(2,875)
Pioneer Natural Resources Co., Call	2/17/2023	245.00	(700)	(159,873)	(3,197)	(4,235)

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Alpha Fund – (continued)

Description	Expiration Date	Exercise Price	Shares (††)	Notional Amount	Premiums (Received)	Value (†)
Procter & Gamble Co., Call	2/17/2023	155.00	(1,300)	$(197,028)	$(3,441)	$(3,679)
Starbucks Corp., Call	2/17/2023	110.00	(2,400)	(238,080)	(2,630)	(2,544)
United Parcel Service, Inc., Call	2/17/2023	200.00	(1,100)	(191,224)	(2,297)	(1,177)
UnitedHealth Group, Inc., Call	2/17/2023	560.00	(300)	(159,054)	(2,420)	(2,288)
Walmart, Inc., Call	2/17/2023	150.00	(1,200)	(170,148)	(2,193)	(1,572)
Williams Cos., Inc., Call	2/17/2023	35.00	(4,000)	(131,600)	(2,029)	(2,200)

Total					$(67,530)	$(66,109)

(†)	See Note 2 of Notes to Financial Statements.
(‡)	Principal Amount/Par Value stated in U.S. dollars unless otherwise noted.
(††)	Options on securities are expressed as shares.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2022 is disclosed.
(b)	Variable rate security. Rate as of December 31, 2022 is disclosed.
(c)	Perpetual bond with no specified maturity date.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Securities subject to restriction on resale. At December 31, 2022, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
CFLD Cayman Investment Ltd.	9/30/2021	$288,375	$76,139	Less than 0.1%
CFLD Cayman Investment Ltd.	11/11/2021	66,000	22,000	Less than 0.1%
CFLD Cayman Investment Ltd.	9/28/2021	230,050	68,788	Less than 0.1%
CFLD Cayman Investment Ltd.	1/10/2020	349,325	99,737	Less than 0.1%
CFLD Cayman Investment Ltd.	9/29/2021	311,750	93,334	Less than 0.1%
CFLD Cayman Investment Ltd.	9/29/2022	116,100	149,229	Less than 0.1%
ECAF I Blocker Ltd.	6/18/2015	9,000,000	61,425	Less than 0.1%

(f)	Non-income producing security.
(g)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(h)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(i)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(j)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(k)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.00%, to which the spread is added.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of Rule 144A holdings amounted to $462,246,506 or 54.5% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SAFEX	South African Futures Exchange
SLM	Sallie Mae
SOFR	Secured Overnight Financing Rate

ARS	Argentine Peso
COP	Colombian Peso
EUR	Euro
ZAR	South African Rand

At December 31, 2022, the Fund had the following open bilateral credit default swap agreements:

Buy Protection

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate[1]	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	United Mexican States	(1.00%)	6/20/2026	16,555,000	$44,219	$(26,118)	$(70,337)

At December 31, 2022, the Fund had the following open centrally cleared interest rate swap agreements:

Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[1]	Market Value	Unrealized Appreciation (Depreciation)[2]
330,000,000	ZAR	5/07/2030	7.58%	3-month SAFEX-JIBAR	$1,249,413	$1,247,938

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2022, the Fund had the following open centrally cleared credit default swap agreements:

Buy Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA HY* Series 39 500, 5-Year	(5.00%)	12/20/2027	8,240,000	(136,809)	(64,475)	72,334
CDX.NA HY* Series 39 500, 5-Year	(5.00%)	12/20/2027	39,770,000	1,604,223	(311,187)	(1,915,410)
CDX.NA HY* Series 39 500, 5-Year	(5.00%)	12/20/2027	18,730,000	(285,397)	(146,556)	138,841
CDX.NA HY* Series 39 500, 5-Year	(5.00%)	12/20/2027	23,520,000	245,883	(184,036)	(429,919)

Total					$(706,254)	$(2,134,154)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.

[1]	Payments are made quarterly.

[2]	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.

*	CDX.NA.HY is an index composed of North American high yield credit default swaps.

At December 31, 2022, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	1/30/2023	EUR	S	1,665,000	$1,658,937	$1,785,378	$(126,441)
Barclays Bank PLC	1/30/2023	EUR	S	1,955,000	1,943,233	2,096,345	(153,112)
Morgan Stanley Capital Services, Inc.	1/11/2023	COP	S	5,186,874,000	1,136,426	1,068,541	67,885
Morgan Stanley Capital Services, Inc.	3/28/2023	ZAR	S	319,874,000	18,519,694	18,693,634	(173,940)

Total							$(385,608)

At December 31, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	3/22/2023	23	$3,116,770	$3,089,187	$(27,583)

At December 31, 2022, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	3/22/2023	461	$54,896,091	$54,527,656	$368,435

Industry Summary at December 31, 2022

ABS Home Equity	7.3%
Treasuries	6.5
Banking	6.0
ABS Car Loan	5.7
Non-Agency Commercial Mortgage-Backed Securities	5.6
Cable Satellite	5.4
Finance Companies	5.2
ABS Other	3.8
Pharmaceuticals	3.6
Independent Energy	3.2
Technology	2.8
Media Entertainment	2.8
Consumer Cyclical Services	2.3
Wireless	2.0
Other Investments, less than 2% each	23.0
Collateralized Loan Obligations	7.7
Short-Term Investments	3.7

Total Investments	96.6
Other assets less liabilities (including open written options, swap agreements, forward foreign currency and futures contracts)	3.4

Net Assets	100.0%

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Income Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 89.6% of Net Assets
Non-Convertible Bonds — 80.1%
	ABS Car Loan — 1.0%
$635,000	American Credit Acceptance Receivables Trust, Series 2022-4, Class C, 7.860%, 2/15/2029, 144A	$643,034
7,500,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class D, 3.040%, 9/22/2025, 144A	6,837,145
5,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class D, 3.340%, 8/20/2026, 144A	4,233,214
940,000	First Investors Auto Owner Trust, Series 2022-2A, Class D, 8.710%, 10/16/2028, 144A	971,990
7,303,000	Hertz Vehicle Financing III LLC, Series 2022-1A, 4.850%, 6/25/2026, 144A	6,424,120
5,578,000	Hertz Vehicle Financing III LLC, Series 2022-3A, 6.310%, 3/25/2025, 144A	5,318,333
4,105,000	Hertz Vehicle Financing LLC, Class D, Series 2022-4A, 6.560%, 9/25/2026, 144A	3,783,821
2,810,000	Prestige Auto Receivables Trust, Series 2022-1A, Class D, 8.080%, 8/15/2028, 144A	2,799,070

		31,010,727

	ABS Credit Card — 0.0%
975,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A	964,422

	ABS Home Equity — 4.2%
7,218,923	510 Asset Backed Trust, Series 2021-NPL1, Class A1, 2.240%, 6/25/2061, 144A(a)	6,585,600
8,555,000	CAFL Issuer LLC, Series 2021-RTL1, Class A1, 2.239%, 3/28/2029, 144A(a)	7,779,448
5,350,000	CoreVest American Finance, Series 2021-1, Class D, 3.247%, 4/15/2053, 144A	4,109,764
1,510,000	CoreVest American Finance Trust, Series 2021-3, Class D, 3.469%, 10/15/2054, 144A	1,141,762
10,932,797	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(a)	9,730,145
2,510,000	Credit Suisse Mortgage Trust, Series 2021-RPL6, Class M2, 3.125%, 10/25/2060, 144A	1,899,372
7,660,000	FirstKey Homes Trust, Series 2020-SFR1, Class F2, 4.284%, 8/17/2037, 144A	6,981,251
1,965,000	FirstKey Homes Trust, Series 2021-SFR1, Class F1, 3.238%, 8/17/2038, 144A	1,650,839
2,419,000	FRTKL, Series 2021-SFR1, Class F, 3.171%, 9/17/2038, 144A	1,985,000
6,840,251	Home Partners of America Trust, Series 2021-1, Class F, 3.325%, 9/17/2041, 144A	5,260,768
8,400,062	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026, 144A	6,855,449
4,200,031	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026, 144A	3,427,030
4,025,000	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A2, 3.500%, 4/25/2061, 144A(a)	3,402,147
11,507,000	Progress Residential Trust, Series 2021-SFR4, Class F, 3.407%, 5/17/2038, 144A	9,777,950
3,623,000	Progress Residential Trust, Series 2021-SFR5, Class F, 3.158%, 7/17/2038, 144A	2,986,420
5,465,000	Progress Residential Trust, Series 2021-SFR6, Class F, 3.422%, 7/17/2038, 144A	4,533,944
15,160,000	Progress Residential Trust, Series 2021-SFR7, Class F, 3.834%, 8/17/2040, 144A	12,100,286
7,586,994	PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026, 144A(a)	6,763,889
	ABS Home Equity — continued
2,513,000	PRPM LLC, Series 2021-4, Class A2, 3.474%, 4/25/2026, 144A(a)	2,072,650
6,981,281	PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026, 144A(a)	6,315,616
5,213,840	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026, 144A(a)	4,693,558
6,416,453	PRPM LLC, Series 2022-5, Class A1, 6.900%, 9/27/2027, 144A(a)	6,367,872
8,130,000	Toorak Mortgage Corp., Series 2021-1, Class A1, 2.240%, 6/25/2024, 144A(a)	7,688,489
1,120,000	Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.250%, 6/25/2057, 144A(a)	906,699
795,000	Towd Point Mortgage Trust, Series 2019-4, Class M1, 3.500%, 10/25/2059, 144A(a)	645,079
7,865,000	VCAT Asset Securitization LLC, Series 2021-NPL6, Class A2, 3.967%, 9/25/2051, 144A(a)	6,076,585
3,970,000	VCAT LLC, Series 2021-NPL5, Class A2, 3.844%, 8/25/2051, 144A(a)	3,135,595

		134,873,207

	ABS Other — 1.5%
4,639,217	Apollo Aviation Securitization Equity Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041, 144A	3,705,486
3,103,649	Apollo Aviation Securitization Equity Trust, Series 2021-2A, Class B, 3.538%, 1/15/2047, 144A	2,260,896
506,400	Elara HGV Timeshare Issuer LLC, Series 2021-A, Class C, 2.090%, 8/27/2035, 144A	448,977
68,231	HIN Timeshare Trust, Series 2020-A, Class C, 3.420%, 10/09/2039, 144A	62,541
2,671,877	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.432%, 10/15/2046, 144A	2,130,830
12,267,730	MAPS Trust, Series 2021-1A, Class A, 2.521%, 6/15/2046, 144A	9,940,873
13,636,273	Navigator Aircraft ABS Ltd., Series 2021-1, Class B, 3.571%, 11/15/2046, 144A(a)	11,147,994
758,346	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	587,726
1,930,000	SCF Equipment Leasing LLC, Series 2022-2A, Class C, 6.500%, 8/20/2032, 144A	1,882,195
591,860	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	452,778
10,058,820	SLAM Ltd., Series 2021-1A, Class A, 2.434%, 6/15/2046, 144A	8,322,064
8,809,594	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 5/15/2046, 144A	6,447,645

		47,390,005

	ABS Whole Business — 0.1%
2,290,125	Hardee’s Funding LLC, Series 2021-1A, Class A2, 2.865%, 6/20/2051, 144A	1,825,603
761,450	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	632,527
133,988	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2I, 3.251%, 12/05/2051, 144A	117,485

		2,575,615

	Aerospace & Defense — 0.5%
1,995,000	Boeing Co. (The), 3.625%, 3/01/2048	1,305,259
2,385,000	Boeing Co. (The), 3.750%, 2/01/2050	1,643,981
4,190,000	Boeing Co. (The), 3.825%, 3/01/2059	2,678,665
415,000	Boeing Co. (The), 3.850%, 11/01/2048	284,855
6,000,000	Boeing Co. (The), 3.900%, 5/01/2049	4,212,990

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount	Description	Value (†)
	Aerospace & Defense — continued
$3,230,000	Boeing Co. (The), 5.150%, 5/01/2030	$3,151,315
3,145,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	3,011,337

		16,288,402

	Airlines — 1.9%
13,096,644	Air Canada Pass Through Trust, Series 2020-2A, 5.250%, 10/01/2030, 144A	12,285,699
1,144,069	American Airlines Pass Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	1,016,299
636,586	American Airlines Pass Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	572,009
24,279,065	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	24,138,291
19,826,766	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	19,529,959
2,419,350	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	2,277,528

		59,819,785

	Automotive — 0.5%
1,625,000	Ford Motor Co., 3.250%, 2/12/2032	1,218,655
8,880,000	Ford Motor Co., 4.750%, 1/15/2043	6,374,001
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,225,478
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,400,078
2,845,000	General Motors Co., 5.200%, 4/01/2045	2,312,332
2,120,000	General Motors Co., 6.250%, 10/02/2043	1,960,000
540,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(b)	454,624
865,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(b)	732,114

		15,677,282

	Banking — 3.3%
6,000,000	Ally Financial, Inc., 8.000%, 11/01/2031	6,194,078
8,200,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(b)	5,483,750
7,500,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(b)	4,696,875
11,885,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(b)	9,062,313
9,000,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	6,848,502
545,000	Credit Suisse Group AG, (fixed rate to 1/12/2028, variable rate thereafter), 3.869%, 1/12/2029, 144A	436,844
3,695,000	Credit Suisse Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033, 144A	3,783,189
325,000	Credit Suisse Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032, 144A	224,558
5,345,000	Credit Suisse Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026, 144A	4,565,120
7,760,000	Credit Suisse Group AG, (fixed rate to 7/15/2025, variable rate thereafter), 6.373%, 7/15/2026, 144A	7,285,469
7,690,000	Credit Suisse Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028, 144A	7,004,513
	Banking — continued
3,730,000	Credit Suisse Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033, 144A	3,276,730
2,945,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	2,091,467
16,322,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	11,967,515
1,709,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,428,414
14,965,000	NatWest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035	11,040,129
1,830,000	NatWest Group PLC, (fixed rate to 9/30/2027, variable rate thereafter), 5.516%, 9/30/2028	1,807,457
2,890,000	Synchrony Bank, 5.400%, 8/22/2025	2,850,985
5,875,000	Synchrony Bank, 5.625%, 8/23/2027	5,736,644
14,800,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	12,024,232

		107,808,784

	Brokerage — 0.1%
3,893,000	Jefferies Financial Group, Inc., 6.250%, 1/15/2036	3,926,135

	Building Materials — 1.8%
39,615,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	33,436,443
2,395,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	2,234,264
6,090,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(b)	5,627,221
1,265,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	952,128
1,859,000	Masco Corp., 6.500%, 8/15/2032	1,903,000
1,226,000	Masco Corp., 7.750%, 8/01/2029	1,340,044
10,800,000	Owens Corning, 7.000%, 12/01/2036	11,429,478

		56,922,578

	Cable Satellite — 5.4%
34,275,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	25,296,492
16,130,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 2/01/2032, 144A	13,076,591
7,180,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	5,288,418
17,890,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	13,927,504
16,530,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.700%, 4/01/2051	10,051,360
920,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.850%, 4/01/2061	532,092
31,240,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.950%, 6/30/2062	18,428,478
4,025,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	3,444,028
47,615,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	26,313,671
6,030,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	3,368,961
16,340,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	13,174,125
1,360,000	CSC Holdings LLC, 5.750%, 1/15/2030, 144A	767,026
3,705,000	DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.875%, 8/15/2027, 144A	3,314,715
6,470,000	DISH DBS Corp., 5.125%, 6/01/2029	4,173,862
22,190,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	18,691,414

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount	Description	Value (†)
	Cable Satellite — continued
$15,865,000	DISH DBS Corp., 7.750%, 7/01/2026	$12,793,377

		172,642,114

	Chemicals — 0.7%
13,380,000	Ashland LLC, 3.375%, 9/01/2031, 144A	10,694,243
1,320,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	1,122,605
6,735,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	5,217,378
2,825,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	2,744,887
2,080,000	Celanese U.S. Holdings LLC, 6.379%, 7/15/2032	1,977,972
905,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	831,469

		22,588,554

	Construction Machinery — 0.0%
1,530,000	Ashtead Capital, Inc., 5.500%, 8/11/2032, 144A	1,463,398

	Consumer Cyclical Services — 2.6%
1,760,000	Expedia Group, Inc., 2.950%, 3/15/2031	1,415,271
1,465,000	Expedia Group, Inc., 3.250%, 2/15/2030	1,242,752
10,550,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	8,832,375
9,620,000	TriNet Group, Inc., 3.500%, 3/01/2029, 144A	7,909,564
8,665,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	7,549,425
18,350,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	17,615,998
38,025,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	38,051,617
1,125,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	1,128,872

		83,745,874

	Consumer Products — 0.5%
11,880,000	Avon Products, Inc., 8.450%, 3/15/2043	11,373,912
6,110,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	4,985,821

		16,359,733

	Electric — 0.8%
18,971,081	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	18,748,963
3,570,000	Enel Generacion Chile S.A., 7.875%, 2/01/2027	3,766,350
2,475,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	2,440,619

		24,955,932

	Finance Companies — 5.2%
10,600,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(b)	8,858,631
3,585,000	Aircastle Ltd., Series A (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(b)	2,760,450
11,555,000	Ares Capital Corp., 3.200%, 11/15/2031	8,479,637
2,145,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	1,867,390
5,955,000	Barings BDC, Inc., 3.300%, 11/23/2026	5,047,329
7,650,000	FS KKR Capital Corp., 3.125%, 10/12/2028	6,167,198
5,351,000	FS KKR Capital Corp., 3.400%, 1/15/2026	4,745,016
14,755,000	Hercules Capital, Inc., 3.375%, 1/20/2027	12,650,048
135,000	Navient Corp., 5.000%, 3/15/2027	118,181
3,030,000	Navient Corp., 5.875%, 10/25/2024	2,931,677
950,000	Navient Corp., 6.750%, 6/15/2026	900,397
4,774,000	Navient Corp., MTN, 6.125%, 3/25/2024	4,676,702
2,905,000	Navient Corp., Series A, 5.625%, 8/01/2033	2,069,480
1,796,000	OneMain Finance Corp., 3.500%, 1/15/2027	1,487,034
8,855,000	OneMain Finance Corp., 4.000%, 9/15/2030	6,607,066
4,075,000	OneMain Finance Corp., 7.125%, 3/15/2026	3,874,836
	Finance Companies — continued
7,175,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	5,633,626
14,750,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	13,540,772
7,155,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	6,478,708
25,975,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	22,264,793
13,540,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	10,729,611
37,540,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	28,653,360
9,630,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	7,192,262

		167,734,204

	Financial Other — 2.0%
1,650,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025	875,110
1,120,000	Agile Group Holdings Ltd., 5.500%, 5/17/2026	508,077
1,225,000	Agile Group Holdings Ltd., 5.750%, 1/02/2025	649,813
6,150,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	2,845,482
2,060,000	Central China Real Estate Ltd., 7.250%, 4/24/2023	887,910
4,720,000	Central China Real Estate Ltd., 7.250%, 7/16/2024	1,338,734
1,260,000	Central China Real Estate Ltd., 7.250%, 8/13/2024	352,561
3,260,000	Central China Real Estate Ltd., 7.500%, 7/14/2025	896,025
4,415,000	Central China Real Estate Ltd., 7.650%, 8/27/2023	1,578,892
1,305,000	Central China Real Estate Ltd., 7.750%, 5/24/2024	403,101
2,370,000	CFLD Cayman Investment Ltd., 6.900%, 1/13/2023(c)(d)	269,327
800,000	CFLD Cayman Investment Ltd., 7.125%, 4/08/2022(c)(d)	88,000
2,835,000	CFLD Cayman Investment Ltd., 8.050%, 1/13/2025(c)(d)	330,533
2,520,000	CFLD Cayman Investment Ltd., 8.600%, 4/08/2024(c)(d)	288,893
2,955,000	CFLD Cayman Investment Ltd., 8.750%, 9/28/2022(c)(d)	351,338
4,045,000	CFLD Cayman Investment Ltd., 9.000%, 7/31/2023(c)(d)	447,134
1,035,000	China Aoyuan Group Ltd., 6.200%, 3/24/2026(c)	84,632
2,400,000	China Aoyuan Group Ltd., 6.350%, 2/08/2024(c)	196,272
1,240,000	China Aoyuan Group Ltd., 7.950%, 2/19/2023(c)	104,445
1,800,000	China Evergrande Group, 8.250%, 3/23/2022(c)	127,494
4,045,000	China Evergrande Group, 8.750%, 6/28/2025(c)	292,089
1,405,000	China Evergrande Group, 9.500%, 4/11/2022(c)	100,415
335,000	China Evergrande Group, 9.500%, 3/29/2024(c)	23,705
4,060,000	CIFI Holdings Group Co. Ltd., 4.450%, 8/17/2026	1,047,196
24,490,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	20,709,968
3,580,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	3,277,848
6,925,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(c)	942,562
1,415,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(c)	191,577
1,600,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(c)	216,752
8,085,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(c)	1,094,547
7,075,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(c)	956,611

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount	Description	Value (†)
	Financial Other — continued
$4,795,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(c)	$650,346
1,380,000	KWG Group Holdings Ltd., 6.000%, 8/14/2026	525,435
3,760,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026	1,467,378
3,345,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(e)	746,671
1,320,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(e)	297,238
11,820,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	9,638,162
2,880,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(c)	515,520
400,000	Shimao Group Holdings Ltd., 4.600%, 7/13/2030(c)	73,624
1,830,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(c)	329,400
280,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026(c)	51,867
1,970,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(c)	367,760
425,000	Sunac China Holdings Ltd., 5.950%, 4/26/2024(c)	91,303
3,610,000	Sunac China Holdings Ltd., 6.500%, 1/10/2025(c)	771,818
8,570,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026(c)	1,825,496
290,000	Sunac China Holdings Ltd., 6.650%, 8/03/2024(c)	62,156
4,000,000	Sunac China Holdings Ltd., 7.000%, 7/09/2025(c)	855,120
720,000	Times China Holdings Ltd., 5.750%, 1/14/2027	117,007
4,030,000	Times China Holdings Ltd., 6.200%, 3/22/2026	653,303
23,285,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(c)	2,150,603
1,245,000	Yuzhou Group Holdings Co. Ltd., 7.375%, 1/13/2026(c)	115,237
9,395,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(c)	870,353
5,345,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(c)	494,573
3,155,000	Yuzhou Group Holdings Co. Ltd., 8.300%, 5/27/2025(c)	292,279
4,535,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026(c)	227,067
365,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026(c)	17,987
715,000	Zhenro Properties Group Ltd., 7.350%, 2/05/2025(c)	34,677

		64,719,423

	Food & Beverage — 1.3%
6,525,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.250%, 4/27/2029, 144A	6,082,735
635,000	Darling Ingredients, Inc., 6.000%, 6/15/2030, 144A	620,713
24,285,000	MARB BondCo. PLC, 3.950%, 1/29/2031, 144A	18,640,775
11,860,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	9,270,488
10,455,000	Post Holdings, Inc., 4.500%, 9/15/2031, 144A	8,789,106

		43,403,817

	Gaming — 1.4%
12,960,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	9,649,330
3,845,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	3,073,634
12,590,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	12,009,727
740,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	710,400
	Gaming — continued
6,885,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026, 144A	6,423,180
5,680,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026, 144A	5,345,320
4,920,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025, 144A	4,717,050
4,050,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024, 144A	4,010,553

		45,939,194

	Government Owned – No Guarantee — 1.4%
495,000	Antares Holdings LP, 2.750%, 1/15/2027, 144A	396,532
585,000	Antares Holdings LP, 3.750%, 7/15/2027, 144A	472,912
20,000,000	Antares Holdings LP, 8.500%, 5/18/2025, 144A	20,417,809
4,085,000	EcoPetrol S.A., 4.625%, 11/02/2031	3,120,286
6,535,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	6,512,368
6,586,000	Petroleos Mexicanos, 6.625%, 6/15/2035	4,777,532
12,239,000	Petroleos Mexicanos, 6.950%, 1/28/2060	7,735,337

		43,432,776

	Health Insurance — 0.9%
21,450,000	Centene Corp., 2.500%, 3/01/2031	16,784,048
6,390,000	Centene Corp., 2.625%, 8/01/2031	5,021,262
4,510,000	Centene Corp., 3.000%, 10/15/2030	3,697,069
4,280,000	Molina Healthcare, Inc., 3.875%, 5/15/2032, 144A	3,554,281

		29,056,660

	Healthcare — 0.3%
1,980,000	Charles River Laboratories International, Inc., 3.750%, 3/15/2029, 144A	1,751,112
2,110,000	Charles River Laboratories International, Inc., 4.000%, 3/15/2031, 144A	1,825,150
6,380,000	HCA, Inc., 4.125%, 6/15/2029	5,824,245

		9,400,507

	Home Construction — 0.7%
23,546,000	PulteGroup, Inc., 6.000%, 2/15/2035	22,513,781

	Independent Energy — 5.0%
12,155,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	10,652,605
10,240,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	7,584,647
37,116,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	34,549,812
6,210,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	5,557,950
8,120,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	7,074,550
1,765,000	EQT Corp., 3.125%, 5/15/2026, 144A	1,622,097
7,740,000	EQT Corp., 3.625%, 5/15/2031, 144A	6,559,156
7,670,000	EQT Corp., 3.900%, 10/01/2027	7,080,677
1,535,000	EQT Corp., 5.000%, 1/15/2029	1,440,994
2,120,000	EQT Corp., 5.678%, 10/01/2025	2,109,696
1,460,000	EQT Corp., 5.700%, 4/01/2028	1,452,155
1,555,000	EQT Corp., 6.125%, 2/01/2025	1,558,654
550,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	538,043
10,835,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	10,510,058
370,000	Occidental Petroleum Corp., 6.125%, 1/01/2031	373,400
32,720,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	33,812,194
590,000	Occidental Petroleum Corp., 7.875%, 9/15/2031	651,360
590,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	666,113
10,085,000	Ovintiv, Inc., 6.500%, 8/15/2034	10,148,004
540,000	Ovintiv, Inc., 6.500%, 2/01/2038	535,002
2,715,000	Ovintiv, Inc., 6.625%, 8/15/2037	2,730,601

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount	Description	Value (†)
	Independent Energy — continued
$360,000	Ovintiv, Inc., 7.200%, 11/01/2031	$377,858
1,200,000	Ovintiv, Inc., 7.375%, 11/01/2031	1,277,264
1,495,000	Ovintiv, Inc., 8.125%, 9/15/2030	1,640,549
17,908,000	Sanchez Energy Corp., 6.125%, 1/15/2023(c)	246,235
9,520,000	Sanchez Energy Corp., 7.750%, 6/15/2021(c)	130,900
1,295,000	Southwestern Energy Co., 4.750%, 2/01/2032	1,106,694
151,000	Southwestern Energy Co., 5.700%, 1/23/2025	148,357
3,035,000	Var Energi ASA, 7.500%, 1/15/2028, 144A	3,091,456
6,875,000	Var Energi ASA, 8.000%, 11/15/2032, 144A	7,099,935

		162,327,016

	Industrial Other — 0.1%
3,985,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	3,238,251

	Leisure — 1.0%
8,710,000	Carnival Corp., 5.750%, 3/01/2027, 144A	6,219,288
6,065,000	Carnival Corp., 6.000%, 5/01/2029, 144A	4,041,607
6,575,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	5,164,465
5,085,000	NCL Corp. Ltd., 5.875%, 2/15/2027, 144A	4,401,373
2,415,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	1,782,805
230,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	185,920
12,300,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	9,815,953

		31,611,411

	Life Insurance — 1.2%
3,965,000	Athene Global Funding, 1.716%, 1/07/2025, 144A	3,658,154
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	26,103,400
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	9,795,230

		39,556,784

	Lodging — 1.0%
7,620,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	6,102,096
1,745,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	1,424,187
5,385,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	4,631,100
4,155,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	3,447,097
13,015,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	10,605,014
7,670,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	6,360,504
680,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	665,218

		33,235,216

	Media Entertainment — 1.8%
3,925,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	3,196,284
1,925,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	1,630,635
4,380,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	3,724,872
1,325,000	Netflix, Inc., 4.875%, 4/15/2028	1,279,402
14,565,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	13,583,305
1,805,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	1,750,850
8,735,000	Netflix, Inc., 5.875%, 11/15/2028	8,853,185
11,900,000	Netflix, Inc., 6.375%, 5/15/2029	12,248,520
3,070,000	Warnermedia Holdings, Inc., 4.054%, 3/15/2029, 144A	2,660,800
10,960,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032, 144A	9,036,739

		57,964,592

	Metals & Mining — 2.7%
14,335,000	ArcelorMittal S.A., 6.750%, 3/01/2041	13,823,236
2,630,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	2,490,667
35,930,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	33,710,361
1,810,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,761,746
9,590,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	7,975,845
22,815,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	21,546,079
6,230,000	JSW Steel Ltd., 5.050%, 4/05/2032, 144A	4,915,653
1,900,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	1,636,937

		87,860,524

	Midstream — 1.2%
11,365,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	9,400,333
1,430,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	1,378,139
8,515,000	Energy Transfer LP, 5.750%, 2/15/2033	8,330,735
2,530,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	2,162,950
2,760,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	2,688,475
505,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	525,461
320,000	Targa Resources Corp., 5.200%, 7/01/2027	313,642
3,515,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032	2,954,920
880,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	794,596
885,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030	832,714
1,750,000	Western Midstream Operating LP, 4.300%, 2/01/2030	1,527,610
4,055,000	Western Midstream Operating LP, 5.300%, 3/01/2048	3,334,130
745,000	Western Midstream Operating LP, 5.450%, 4/01/2044	618,886
560,000	Western Midstream Operating LP, 5.500%, 8/15/2048	464,785
2,310,000	Western Midstream Operating LP, 5.500%, 2/01/2050	1,902,978

		37,230,354

	Non-Agency Commercial Mortgage-Backed Securities — 1.9%
335,000	BBSG Mortgage Trust, Series 2016-MRP, Class A, 3.275%, 6/05/2036, 144A	290,141
7,375,000	BPR Trust, Series 2021-NRD, Class F, 1-month SOFR + 6.870%, 11.196%, 12/15/2038, 144A(f)	6,486,339
9,897,160	Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class C, 4.909%, 9/10/2045, 144A(a)	9,327,178
119,110	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	102,123
516,522	Commercial Mortgage Trust, Series 2012-LC4, Class B, 4.934%, 12/10/2044(a)	515,559
2,925,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037, 144A	2,482,857
1,690,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	1,242,976
7,680,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class C, 3.550%, 3/05/2033, 144A(a)	6,326,865
2,535,000	GS Mortgage Securities Trust, Series 2013-G1, Class B, 3.650%, 4/10/2031, 144A(a)	2,451,997

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$5,785,000	GS Mortgage Securities Trust, Series 2014-GC22, Class D, 4.686%, 6/10/2047, 144A(a)	$5,114,490
290,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class D, 4.064%, 12/15/2047, 144A(a)	268,884
3,110,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class C, 3.958%, 4/15/2046(a)	2,888,522
4,010,000	MedTrust, Series 2021-MDLN, Class C, 1-month LIBOR + 1.800%, 6.118%, 11/15/2038, 144A(f)	3,809,713
1,135,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class B, 4.398%, 8/15/2046(a)	837,650
2,630,755	Morgan Stanley Capital I Trust, Series 2012-C4, Class D, 5.164%, 3/15/2045, 144A(a)	2,429,462
5,285,000	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.296%, 7/15/2046(a)	5,010,994
4,340,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class B, 4.322%, 8/15/2050	3,736,689
1,315,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.744%, 12/15/2045	1,219,836
4,000,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.529%, 8/15/2046(a)	3,411,930
2,612,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class C, 4.529%, 8/15/2046(a)	2,126,781
940,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	808,880

		60,889,866

	Paper — 0.1%
2,055,000	WestRock MWV LLC, 7.950%, 2/15/2031	2,309,024

	Pharmaceuticals — 1.8%
16,925,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028, 144A	10,765,008
9,205,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	4,418,348
765,000	Bausch Health Cos., Inc., 7.000%, 1/15/2028, 144A	369,761
1,309,000	Grifols Escrow Issuer S.A., 4.750%, 10/15/2028, 144A	1,130,282
7,750,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	6,812,767
3,295,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	2,881,478
21,480,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	13,133,415
12,705,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	11,484,046
8,725,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	7,770,024

		58,765,129

	Property & Casualty Insurance — 0.3%
12,510,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 15.339%, 1/15/2033, 144A(e)(f)(g)	1,251,000
10,900,000	Stewart Information Services Corp., 3.600%, 11/15/2031	8,352,967

		9,603,967

	REITs – Diversified — 0.1%
2,735,000	EPR Properties, 3.600%, 11/15/2031	1,981,511

	Restaurants — 0.5%
19,175,000	Yum! Brands, Inc., 4.625%, 1/31/2032	16,949,296

	Retailers — 0.4%
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	3,291,085
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,547,955
3,975,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	3,276,155
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	5,624,433

		13,739,628

	Supermarkets — 0.1%
2,290,000	Safeway, Inc., 7.250%, 2/01/2031	2,272,459

	Technology — 4.5%
10,205,000	Avnet, Inc., 5.500%, 6/01/2032	9,423,294
5,770,000	Block, Inc., 3.500%, 6/01/2031	4,604,027
3,800,000	Broadcom, Inc., 3.137%, 11/15/2035, 144A	2,794,012
8,435,000	Broadcom, Inc., 4.150%, 11/15/2030	7,559,044
1,480,000	CDW LLC/CDW Finance Corp., 2.670%, 12/01/2026	1,313,971
1,735,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	1,477,682
18,245,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	15,034,541
400,000	CDW LLC/CDW Finance Corp., 4.250%, 4/01/2028	368,132
15,295,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	10,388,388
14,915,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	12,024,473
13,035,000	Entegris Escrow Corp., 4.750%, 4/15/2029, 144A	11,887,103
1,215,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	1,043,644
1,475,000	Global Payments, Inc., 2.900%, 11/15/2031	1,163,138
2,290,000	Global Payments, Inc., 5.300%, 8/15/2029	2,213,904
4,965,000	Global Payments, Inc., 5.400%, 8/15/2032	4,728,420
13,195,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	11,508,679
12,925,000	Micron Technology, Inc., 6.750%, 11/01/2029	13,128,916
5,050,000	MSCI, Inc., 3.250%, 8/15/2033, 144A	3,899,906
1,360,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 4.400%, 6/01/2027	1,303,415
2,735,000	Open Text Corp., 6.900%, 12/01/2027, 144A	2,735,000
12,565,000	Oracle Corp., 3.950%, 3/25/2051	8,951,799
3,860,000	Oracle Corp., 6.150%, 11/09/2029	4,006,548
5,200,000	Sensata Technologies BV, 4.000%, 4/15/2029, 144A	4,485,000
3,725,000	Western Digital Corp., 2.850%, 2/01/2029	2,881,921
7,515,000	Western Digital Corp., 4.750%, 2/15/2026	7,077,026

		146,001,983

	Transportation Services — 0.5%
4,150,000	Adani Ports & Special Economic Zone Ltd., 3.100%, 2/02/2031, 144A	3,044,108
14,685,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	12,890,095
1,240,000	GMR Hyderabad International Airport Ltd., 4.250%, 10/27/2027, 144A	1,074,881
255,000	GMR Hyderabad International Airport Ltd., 4.750%, 2/02/2026, 144A	237,186

		17,246,270

	Treasuries — 14.5%
55,170,000	U.S. Treasury Bond, 2.250%, 2/15/2052	38,364,701
23,325,000	U.S. Treasury Bond, 3.250%, 5/15/2042	20,449,465
127,470,000	U.S. Treasury Note, 0.125%, 2/28/2023	126,619,683
25,065,000	U.S. Treasury Note, 0.125%, 4/30/2023	24,720,356
12,675,000	U.S. Treasury Note, 0.250%, 9/30/2023	12,253,655
137,335,000	U.S. Treasury Note, 0.500%, 11/30/2023	132,131,292
71,835,000	U.S. Treasury Note, 0.875%, 1/31/2024(h)	68,925,121

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount	Description	Value (†)
	Treasuries — continued
$45,765,000	U.S. Treasury Note, 1.500%, 2/29/2024	$44,113,170

		467,577,443

	Wireless — 3.0%
10,875,000	CT Trust, 5.125%, 2/03/2032, 144A	9,568,260
1,200,000	HTA Group Ltd., 7.000%, 12/18/2025, 144A	1,104,000
20,720,000	HTA Group Ltd., 7.000%, 12/18/2025	19,062,400
6,140,000	IHS Holding Ltd., 5.625%, 11/29/2026, 144A	5,068,570
6,140,000	IHS Holding Ltd., 6.250%, 11/29/2028, 144A	4,952,278
7,228,000	IHS Netherlands Holdco BV, 8.000%, 9/18/2027, 144A	6,355,291
2,015,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	1,910,986
17,545,000	SBA Communications Corp., 3.125%, 2/01/2029	14,588,492
8,849,000	SoftBank Group Corp., 4.625%, 7/06/2028	7,265,383
4,091,000	SoftBank Group Corp., 5.250%, 7/06/2031	3,272,800
27,610,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	24,318,046

		97,466,506

	Wirelines — 0.3%
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	305,344
490,000	Liquid Telecommunications Financing PLC, 5.500%, 9/04/2026, 144A	352,531
3,409,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	2,576,181
7,960,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	6,511,996

		9,746,052

	Total Non-Convertible Bonds (Identified Cost $3,087,644,547)	2,582,786,191

Convertible Bonds — 7.7%
	Airlines — 0.6%
16,795,000	Southwest Airlines Co., 1.250%, 5/01/2025	20,170,795

	Cable Satellite — 2.8%
125,000	Cable One, Inc., Zero Coupon, 6.042%, 3/15/2026(i)	98,188
143,750,000	DISH Network Corp., 3.375%, 8/15/2026	90,059,375

		90,157,563

	Consumer Cyclical Services — 0.4%
455,000	Peloton Interactive, Inc., Zero Coupon, 0.519%-0.571%, 2/15/2026(j)	322,090
13,205,000	Uber Technologies, Inc., Zero Coupon, 0.000%-1.922%, 12/15/2025(j)	11,152,811
1,200,000	Zillow Group, Inc., 1.375%, 9/01/2026	1,209,000

		12,683,901

	Consumer Products — 0.0%
895,000	Beauty Health Co. (The), 1.250%, 10/01/2026, 144A	676,620

	Gaming — 0.1%
2,195,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	3,235,430

	Healthcare — 0.9%
4,105,000	Lantheus Holdings, Inc., 2.625%, 12/15/2027, 144A	4,133,324
32,010,000	Teladoc Health, Inc., 1.250%, 6/01/2027	24,589,916

		28,723,240

	Leisure — 0.2%
9,760,000	NCL Corp. Ltd., 1.125%, 2/15/2027	6,685,014

	Media Entertainment — 0.4%
5,925,000	Bilibili, Inc., 0.500%, 12/01/2026	4,354,875
5,645,000	Snap, Inc., Zero Coupon, 6.697%-7.641%, 5/01/2027(j)	3,943,033
	Media Entertainment — continued
5,100,000	Spotify USA, Inc., Zero Coupon, 5.189%-5.873%, 3/15/2026(j)	4,105,500

		12,403,408

	Pharmaceuticals — 1.5%
7,490,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	7,949,137
27,195,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	29,222,682
5,015,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026(i)	4,629,472
9,665,000	Livongo Health, Inc., 0.875%, 6/01/2025	8,460,547

		50,261,838

	Technology — 0.8%
315,000	Bentley Systems, Inc., 0.375%, 7/01/2027	256,410
5,380,000	Nutanix, Inc., 0.250%, 10/01/2027	4,500,370
4,545,000	RingCentral, Inc., Zero Coupon, 7.146%-8.016%, 3/15/2026(j)	3,567,825
11,790,000	Splunk, Inc., 1.125%, 6/15/2027	9,948,402
5,165,000	Unity Software, Inc., Zero Coupon, 7.084%-8.213%, 11/15/2026(j)	3,866,002
1,215,000	Wolfspeed, Inc., 0.250%, 2/15/2028, 144A	1,050,368
1,520,000	Wolfspeed, Inc., 1.875%, 12/01/2029, 144A	1,368,760

		24,558,137

	Total Convertible Bonds (Identified Cost $335,054,959)	249,555,946

Municipals — 1.8%
	Virginia — 1.8%
64,380,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $64,374,520)	57,996,137

	Total Bonds and Notes (Identified Cost $3,487,074,026)	2,890,338,274

Senior Loans — 0.4%
	Independent Energy — 0.4%
12,660,000	Ascent Resources – Utica, 2020 Fixed 2nd Lien Term Loan, 3-month LIBOR + 9.000%, 12.941%, 11/01/2025(f)(k)	13,343,640

	Total Senior Loans (Identified Cost $12,660,906)	13,343,640

Collateralized Loan Obligations — 4.0%
6,730,000	522 Funding CLO Ltd., Series 2018-3A, Class DR, 3-month LIBOR + 3.100%, 7.343%, 10/20/2031, 144A(f)	6,270,233
4,475,000	AGL CLO 12 Ltd., Series 2021-12A, Class B, 3-month LIBOR + 1.600%, 5.843%, 7/20/2034, 144A(f)	4,267,861
4,955,000	AGL CLO 12 Ltd., Series 2021-12A, Class D, 3-month LIBOR + 2.850%, 7.093%, 7/20/2034, 144A(f)	4,476,030
1,245,000	AGL CLO 7 Ltd., Series 2020-7A, Class DR, 3-month LIBOR + 3.100%, 7.179%, 7/15/2034, 144A(f)	1,150,945
4,390,000	AIG CLO LLC, Series 2021-1A, Class D, 3-month LIBOR + 2.950%, 7.275%, 4/22/2034, 144A(f)	4,053,186
3,780,000	AIG CLO LLC, Series 2021-2A, Class D, 3-month LIBOR + 3.050%, 7.293%, 7/20/2034, 144A(f)	3,490,165

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount	Description	Value (†)
$2,675,000	ARES Loan Funding I Ltd., Series 2021-ALFA, Class D, 3-month LIBOR + 3.000%, 7.079%, 10/15/2034, 144A(f)	$2,473,503
3,025,000	Bain Capital Credit CLO Ltd, Series 2017-2A, Class DR2, 3-month LIBOR + 3.100%, 7.458%, 7/25/2034, 144A(f)	2,785,889
890,000	Ballyrock CLO Ltd., Series 2019-2A, Class A2R, 3-month LIBOR + 1.400%, 6.075%, 11/20/2030, 144A(f)	856,389
1,505,000	Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class DR, 3-month LIBOR + 3.000%, 7.079%, 1/17/2032, 144A(f)	1,382,559
3,530,000	CarVal CLO III Ltd., Series 2019-2A, Class DR, 3-month LIBOR + 2.950%, 7.193%, 7/20/2032, 144A(f)	3,221,058
3,095,000	CIFC Funding Ltd., Series 2021-5A, Class D, 3-month LIBOR + 3.250%, 7.329%, 7/15/2034, 144A(f)	2,922,785
4,775,000	Crown City CLO I, Series 2020-1A, Class CR, 3-month LIBOR + 3.420%, 7.663%, 7/20/2034, 144A(f)	4,186,634
5,230,000	Elmwood CLO V Ltd., Series 2020-2A, Class DR, 3-month LIBOR + 3.100%, 7.343%, 10/20/2034, 144A(f)	4,951,319
2,890,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class D2, 3-month LIBOR + 2.850%, 7.093%, 1/20/2034, 144A(f)	2,708,667
980,000	LCM 30 Ltd., Series 30A, Class CR, 3-month LIBOR + 2.000%, 6.243%, 4/20/2031, 144A(f)	892,999
2,965,000	LCM 30 Ltd., Series 30A, Class DR, 3-month LIBOR + 3.000%, 7.243%, 4/20/2031, 144A(f)	2,530,888
10,665,000	Madison Park Funding XXIII Ltd., Series 2017-23A, Class DR, 3-month LIBOR + 3.200%, 7.558%, 7/27/2031, 144A(f)	9,934,949
990,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 7.325%, 1/23/2031, 144A(f)	923,372
6,010,000	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, 3-month LIBOR + 1.650%, 5.729%, 7/15/2034, 144A(f)	5,785,172
8,055,000	OCP CLO Ltd., Series 2019-17A, Class DR, 3-month LIBOR + 3.100%, 7.343%, 7/20/2032, 144A(f)	7,250,128
7,155,000	Octagon Investment Partners 42 Ltd., Series 2019-3A, Class DR, 3-month LIBOR + 3.150%, 7.229%, 7/15/2034, 144A(f)	6,772,530
3,125,000	Octagon Investment Partners 46 Ltd., Series 2020-2A, Class DR, 3-month LIBOR + 3.300%, 7.379%, 7/15/2036, 144A(f)	2,810,656
8,250,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, 3-month LIBOR + 1.650%, 5.893%, 7/02/2035, 144A(f)	7,962,050
6,450,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class DR, 3-month LIBOR + 2.900%, 7.143%, 7/02/2035, 144A(f)	6,027,067
9,695,000	Palmer Square CLO Ltd., Series 2013-2A, Class A2R3, 3-month LIBOR + 1.500%, 5.727%, 10/17/2031, 144A(f)	9,364,178
970,000	Palmer Square CLO Ltd., Series 2015-1A, Class A2R4, 3-month LIBOR + 1.700%, 6.375%, 5/21/2034, 144A(f)	927,721
7,615,000	Palmer Square CLO Ltd., Series 2015-1A, Class CR4, 3-month LIBOR + 2.850%, 7.525%, 5/21/2034, 144A(f)	7,092,588
12,510,000	Palmer Square CLO Ltd., Series 2021-4A, Class E, 3-month LIBOR + 6.050%, 10.129%, 10/15/2034, 144A(f)	11,265,605
400,000	THL Credit Wind River CLO Ltd., Series 2018-3A, Class D, 3-month LIBOR + 2.950%, 7.193%, 1/20/2031, 144A(f)	342,949
1,540,000	Vibrant CLO XIV Ltd., Series 2021-14A, Class C, 3-month LIBOR + 3.750%, 7.993%, 10/20/2034, 144A(f)	1,376,572

	Total Collateralized Loan Obligations (Identified Cost $140,547,562)	130,456,647

Shares
Common Stocks — 2.1%
	Aerospace & Defense — 0.1%
4,489	Lockheed Martin Corp.	2,183,854

	Air Freight & Logistics — 0.1%
10,375	United Parcel Service, Inc., Class B	1,803,590

	Beverages — 0.1%
30,389	Coca-Cola Co. (The)	1,933,044

	Biotechnology — 0.1%
17,653	AbbVie, Inc.	2,852,901

	Capital Markets — 0.1%
1,367	BlackRock, Inc.	968,697
14,458	Morgan Stanley	1,229,219

		2,197,916

	Communications Equipment — 0.0%
17,796	Cisco Systems, Inc.	847,801

	Containers & Packaging — 0.0%
6,025	Packaging Corp. of America	770,658

	Electric Utilities — 0.1%
11,765	Duke Energy Corp.	1,211,677
20,873	NextEra Energy, Inc.	1,744,983

		2,956,660

	Electrical Equipment — 0.0%
9,130	Emerson Electric Co.	877,028

	Food & Staples Retailing — 0.1%
1,651	Costco Wholesale Corp.	753,682
11,162	Walmart, Inc.	1,582,660

		2,336,342

	Health Care Equipment & Supplies — 0.0%
13,649	Abbott Laboratories	1,498,524

	Health Care Providers & Services — 0.1%
3,068	Elevance Health, Inc.	1,573,792
2,911	UnitedHealth Group, Inc.	1,543,354

		3,117,146

	Hotels, Restaurants & Leisure — 0.1%
19,980	Starbucks Corp.	1,982,016

	Household Products — 0.1%
16,952	Procter & Gamble Co. (The)	2,569,245

	IT Services — 0.0%
4,234	Accenture PLC, Class A	1,129,801

	Life Sciences Tools & Services — 0.0%
2,129	Thermo Fisher Scientific, Inc.	1,172,419

	Machinery — 0.1%
3,472	Cummins, Inc.	841,231
3,928	Deere & Co.	1,684,169

		2,525,400

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Media — 0.3%
1,317,588	Altice USA, Inc., Class A(e)	$6,060,905
51,804	Comcast Corp., Class A	1,811,586
461,939	iHeartMedia, Inc., Class A(e)	2,831,686

		10,704,177

	Metals & Mining — 0.0%
23,547	Newmont Corp.	1,111,418

	Oil, Gas & Consumable Fuels — 0.1%
9,229	Battalion Oil Corp.(e)	89,614
4,515	Devon Energy Corp.	277,718
6,673	Pioneer Natural Resources Co.	1,524,046
36,947	Williams Cos., Inc. (The)	1,215,556

		3,106,934

	Pharmaceuticals — 0.1%
15,260	Bristol-Myers Squibb Co.	1,097,957
14,218	Johnson & Johnson	2,511,610
13,996	Merck & Co., Inc.	1,552,856

		5,162,423

	Professional Services — 0.0%
5,336	Clarivate PLC(e)	44,502

	REITs – Diversified — 0.1%
6,633	American Tower Corp.	1,405,268
170,849	NexPoint Diversified Real Estate Trust	1,915,217

		3,320,485

	Road & Rail — 0.0%
5,939	Union Pacific Corp.	1,229,789

	Semiconductors & Semiconductor Equipment — 0.2%
3,520	Broadcom, Inc.	1,968,138
22,093	Microchip Technology, Inc.	1,552,033
15,863	QUALCOMM, Inc.	1,743,978

		5,264,149

	Software — 0.1%
23,768	IQOR U.S., Inc.(e)	166,376
7,870	Microsoft Corp.	1,887,383

		2,053,759

	Specialty Retail — 0.0%
4,124	Home Depot, Inc. (The)	1,302,607

	Technology Hardware, Storage & Peripherals — 0.1%
12,556	Apple, Inc.	1,631,401

	Total Common Stocks (Identified Cost $99,846,086)	67,685,989

Preferred Stocks — 2.1%
Convertible Preferred Stocks — 1.7%
	Banking — 0.7%
11,789	Bank of America Corp., Series L, 7.250%	13,675,240
7,500	Wells Fargo & Co., Class A, Series L, 7.500%	8,887,500

		22,562,740

	Midstream — 0.3%
238,087	El Paso Energy Capital Trust I, 4.750%	10,723,224

	Technology — 0.1%
121,037	Clarivate PLC, Series A, 5.250%	4,584,882

	Wireless — 0.6%
15,317	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A	17,522,954

	Total Convertible Preferred Stocks (Identified Cost $65,485,893)	55,393,800

Non-Convertible Preferred Stocks — 0.4%
	Home Construction — 0.1%
208,246	Hovnanian Enterprises, Inc., 7.625%	3,956,674

	REITs – Diversified — 0.0%
10,425	iStar, Inc., Series G, 7.650%	255,725

	REITs – Office Property — 0.1%
1,596	Highwoods Properties, Inc., Series A, 8.625%(g)	1,651,680

	REITs – Warehouse/Industrials — 0.2%
116,192	Prologis, Inc., Series Q, 8.540%	6,407,989

	Total Non-Convertible Preferred Stocks (Identified Cost $8,520,630)	12,272,068

	Total Preferred Stocks (Identified Cost $74,006,523)	67,665,868

Principal Amount
Short-Term Investments — 0.1%
$2,163,711	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $2,164,144 on 1/03/2023 collateralized by $1,095,900 U.S. Treasury Inflation Indexed Bond, 3.625% due 4/15/2028 valued at $2,207,022 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,163,711)	2,163,711

	Total Investments — 98.3% (Identified Cost $3,816,298,814)	3,171,654,129
	Other assets less liabilities — 1.7%	54,254,121

	Net Assets — 100.0%	$3,225,908,250

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2022 is disclosed.
(b)	Perpetual bond with no specified maturity date.
(c)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(d)	Securities subject to restriction on resale. At December 31, 2022, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
CFLD Cayman Investment Ltd.	9/30/2021	$939,700	$269,327	Less than 0.1%
CFLD Cayman Investment Ltd.	11/11/2021	264,000	88,000	Less than 0.1%
CFLD Cayman Investment Ltd.	9/28/2021	1,034,050	330,533	Less than 0.1%
CFLD Cayman Investment Ltd.	9/30/2021	932,463	288,893	Less than 0.1%
CFLD Cayman Investment Ltd.	9/29/2021	1,168,678	351,338	Less than 0.1%
CFLD Cayman Investment Ltd.	9/29/2022	347,870	447,134	Less than 0.1%

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Strategic Income Fund – (continued)

(e)	Non-income producing security.
(f)	Variable rate security. Rate as of December 31, 2022 is disclosed.
(g)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(h)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(i)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(j)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(k)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 1.00%, to which the spread is added.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of Rule 144A holdings amounted to $1,394,937,432 or 43.2% of net assets.
ABS	Asset-Backed Securities
LIBOR	London Interbank Offered Rate
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate

At December 31, 2022, the Fund had the following open centrally cleared credit default swap agreements:

Sell Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA HY* Series 37 500, 5-Year	5.00%	12/20/2026	4.12%	35,244,000	$(323,825)	$1,084,904	$1,408,729

(‡)	Notional value stated in U.S. dollars unless otherwise noted.

^

Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

*	CDX.NA.HY is an index composed of North American high yield credit default swaps.

At December 31, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	3/22/2023	442	$52,627,767	$52,280,313	$(347,454)
Ultra Long U.S. Treasury Bond	3/22/2023	1,353	183,347,395	181,724,812	(1,622,583)

Total					$(1,970,037)

Industry Summary at December 31, 2022

Treasuries	14.5%
Cable Satellite	8.2
Independent Energy	5.4
Technology	5.4
Finance Companies	5.2
ABS Home Equity	4.2
Banking	4.0
Wireless	3.6
Pharmaceuticals	3.4
Consumer Cyclical Services	3.0
Metals & Mining	2.7
Airlines	2.5
Media Entertainment	2.2
Financial Other	2.0
Other Investments, less than 2% each	27.9
Collateralized Loan Obligations	4.0
Short-Term Investments	0.1

Total Investments	98.3
Other assets less liabilities (including swap agreements and futures contracts)	1.7

Net Assets	100.0%

See accompanying notes to financial statements.

65  |

Statements of Assets and Liabilities

December 31, 2022

	High Income Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
ASSETS
Investments at cost	$141,219,172	$7,421,941,526	$975,759,462	$3,816,298,814
Net unrealized depreciation	(24,107,254)	(623,544,282)	(156,656,988)	(644,644,685)

Investments at value	117,111,918	6,798,397,244	819,102,474	3,171,654,129
Cash	551,216	14,677,837	—	1,463,401
Due from brokers (Note 2)	120,000	6,138,177	16,240,702	34,385,000
Foreign currency at value (identified cost $91, $0, $4,118,251 and $0, respectively)	91	—	4,140,479	—
Receivable for Fund shares sold	172,875	51,782,992	2,580,112	5,620,676
Receivable for securities sold	1,038	119,565,805	51,000	—
Dividends and interest receivable	1,905,395	47,481,368	9,408,906	35,865,947
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	67,885	—
Tax reclaims receivable	—	70,006	608	—
Receivable for variation margin on futures contracts (Note 2)	—	—	16,180	—
Unamortized upfront premiums paid on bilateral swap agreements (Note 2)	—	—	44,219	—
Prepaid expenses (Note 8)	567	1,042	654	911

TOTAL ASSETS	119,863,100	7,038,114,471	851,653,219	3,248,990,064

LIABILITIES
Options written, at value (premiums received $0, $0, $67,530 and $0, respectively) (Note 2)	—	—	66,109	—
Payable for securities purchased	2,056,275	14,240,800	—	—
Unrealized depreciation on bilateral swap agreements (Note 2)	—	—	70,337	—
Payable for Fund shares redeemed	20,089	16,093,753	1,672,651	18,565,405
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	453,493	—
Payable for variation margin on centrally cleared swap agreements (Note 2)	780	—	357,764	12,703
Payable for variation margin on futures contracts (Note 2)	—	1,347,783	—	704,064
Management fees payable (Note 6)	18,847	1,931,060	454,956	1,441,762
Deferred Trustees’ fees (Note 6)	204,908	1,148,988	230,052	1,875,958
Administrative fees payable (Note 6)	4,677	272,058	35,321	134,056
Payable to distributor (Note 6d)	1,331	52,720	4,284	32,656
Audit and tax services fees payable	55,788	67,019	92,778	67,551
Other accounts payable and accrued expenses	19,288	190,591	603,486	247,659

TOTAL LIABILITIES	2,381,983	35,344,772	4,041,231	23,081,814

NET ASSETS	$117,481,117	$7,002,769,699	$847,611,988	$3,225,908,250

NET ASSETS CONSIST OF:
Paid-in capital	$154,922,209	$7,686,225,425	$1,032,159,044	$4,210,425,563
Accumulated loss	(37,441,092)	(683,455,726)	(184,547,056)	(984,517,313)

NET ASSETS	$117,481,117	$7,002,769,699	$847,611,988	$3,225,908,250

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$19,108,483	$641,310,977	$29,797,277	$1,067,151,129

Shares of beneficial interest	5,466,275	66,562,561	3,258,354	91,620,571

Net asset value and redemption price per share	$3.50	$9.63	$9.14	$11.65

Offering price per share (100/95.75 of net asset value) (Note 1)	$3.66	$10.06	$9.55	$12.17

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,181,579	$56,519,530	$3,308,554	$52,977,040

Shares of beneficial interest	336,399	5,942,737	362,461	4,491,359

Net asset value and offering price per share	$3.51	$9.51	$9.13	$11.80

Class N shares:
Net assets	$132,090	$1,348,620,581	$164,264,371	$220,229,442

Shares of beneficial interest	37,771	139,969,234	18,009,203	18,932,069

Net asset value, offering and redemption price per share	$3.50	$9.64	$9.12	$11.63

Class Y shares:
Net assets	$97,058,965	$4,833,608,407	$650,241,786	$1,816,762,794

Shares of beneficial interest	27,830,206	501,353,067	71,325,159	156,208,037

Net asset value, offering and redemption price per share	$3.49	$9.64	$9.12	$11.63

Admin Class shares:
Net assets	$—	$122,710,204	$—	$68,787,845

Shares of beneficial interest	—	12,776,400	—	5,929,153

Net asset value, offering and redemption price per share	$—	$9.60	$—	$11.60

See accompanying notes to financial statements.

|  66

Statements of Operations

For the Year Ended December 31, 2022

	High Income Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
INVESTMENT INCOME
Interest	$7,701,971	$213,772,215	$49,381,949	$167,741,549
Dividends	186,977	3,865,337	841,721	9,578,360

	7,888,948	217,637,552	50,223,670	177,319,909

Expenses
Management fees (Note 6)	770,775	24,955,988	6,601,307	23,373,236
Service and distribution fees (Note 6)	58,427	2,956,896	125,707	4,339,577
Administrative fees (Note 6)	57,996	2,821,720	496,374	1,825,243
Trustees’ fees and expenses (Note 6)	15,800	203,048	45,010	132,586
Trustees’ fees deferred compensation (Note 6)	(28,222)	(126,967)	(22,863)	(263,362)
Transfer agent fees and expenses (Notes 6 and 7)	146,470	3,931,684	505,161	3,378,645
Audit and tax services fees	55,793	67,392	92,739	67,383
Custodian fees and expenses	14,727	172,367	67,197	138,755
Legal fees (Note 8)	4,331	211,985	37,896	130,468
Registration fees	90,583	421,527	106,041	124,097
Shareholder reporting expenses	30,513	325,275	51,577	291,660
Miscellaneous expenses	35,749	193,607	68,227	155,398

Total expenses	1,252,942	36,134,522	8,174,373	33,693,686
Less waiver and/or expense reimbursement (Note 6)	(231,100)	(2,989,460)	—	(1,331,797)

Net expenses	1,021,842	33,145,062	8,174,373	32,361,889

Net investment income	6,867,106	184,492,490	42,049,297	144,958,020

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(4,963,266)	(46,101,801)	(39,119,644)	(15,047,002)
Futures contracts	—	(1,646,145)	19,483,000	(13,037,463)
Options written	—	—	16,271	—
Swap agreements	44,796	1,494,309	3,520,315	(6,537,247)
Forward foreign currency contracts (Note 2d)	—	—	3,133,387	(369,783)
Foreign currency transactions (Note 2c)	—	(20,986)	(827,851)	(311,067)
Net change in unrealized appreciation (depreciation) on:
Investments	(22,011,852)	(878,821,596)	(136,301,544)	(718,711,996)
Futures contracts	—	(1,260,391)	2,713,586	(250,959)
Options written	—	—	70,508	—
Swap agreements	46,299	—	(84,007)	(1,275,944)
Forward foreign currency contracts (Note 2d)	—	—	(1,653,230)	248,802
Foreign currency translations (Note 2c)	—	—	271,877	349,419

Net realized and unrealized loss on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency transactions	(26,884,023)	(926,356,610)	(148,777,332)	(754,943,240)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,016,917)	$(741,864,120)	$(106,728,035)	$(609,985,220)

See accompanying notes to financial statements.

67  |

Statements of Changes in Net Assets

	High Income Fund		Investment Grade Bond Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$6,867,106	$4,936,940	$184,492,490	$153,264,651
Net realized gain (loss) on investments, futures contracts, swap agreements and foreign currency transactions	(4,918,470)	3,475,557	(46,274,623)	109,049,202
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swap agreements	(21,965,553)	(4,618,963)	(880,081,987)	(246,431,700)

Net increase (decrease) in net assets resulting from operations	(20,016,917)	3,793,534	(741,864,120)	15,882,153

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(998,449)	(946,674)	(19,585,504)	(30,802,007)
Class C	(62,092)	(73,463)	(1,336,410)	(2,795,363)
Class N	(6,400)	(275,475)	(43,794,588)	(58,322,546)
Class Y	(6,340,611)	(4,075,764)	(128,714,138)	(158,314,703)
Admin Class	—	—	(3,388,543)	(4,776,384)

Total distributions	(7,407,552)	(5,371,376)	(196,819,183)	(255,011,003)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	17,577,667	16,187,734	1,535,258,308	620,561,500

Net increase (decrease) in net assets	(9,846,802)	14,609,892	596,575,005	381,432,650
NET ASSETS
Beginning of the year	127,327,919	112,718,027	6,406,194,694	6,024,762,044

End of the year	$117,481,117	$127,327,919	$7,002,769,699	$6,406,194,694

See accompanying notes to financial statements.

|  68

Statements of Changes in Net Assets (continued)

	Strategic Alpha Fund		Strategic Income Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$42,049,297	$38,752,332	$144,958,020	$107,292,454
Net realized gain (loss) on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency transactions	(13,794,522)	23,922,333	(35,302,562)	36,820,190
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency translations	(134,982,810)	(43,767,308)	(719,640,678)	69,006,643

Net increase (decrease) in net assets resulting from operations	(106,728,035)	18,907,357	(609,985,220)	213,119,287

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,245,882)	(799,143)	(70,707,641)	(41,929,319)
Class C	(97,863)	(53,976)	(3,314,576)	(3,065,889)
Class N	(9,392,363)	(12,165,057)	(14,593,929)	(7,514,115)
Class Y	(28,940,367)	(18,704,272)	(135,878,926)	(94,327,240)
Admin Class	—	—	(4,238,815)	(2,347,779)

Total distributions	(39,676,475)	(31,722,448)	(228,733,887)	(149,184,342)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(466,833,178)	158,648,418	(1,002,949,085)	(985,523,294)

Net increase (decrease) in net assets	(613,237,688)	145,833,327	(1,841,668,192)	(921,588,349)
NET ASSETS
Beginning of the year	1,460,849,676	1,315,016,349	5,067,576,442	5,989,164,791

End of the year	$847,611,988	$1,460,849,676	$3,225,908,250	$5,067,576,442

See accompanying notes to financial statements.

69  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018
Net asset value, beginning of the period	$4.29	$4.35	$4.25		$3.99		$4.25		$4.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.17	0.20		0.20		0.05		0.20
Net realized and unrealized gain (loss)	(0.77)	(0.05)	0.12	(b)	0.27		(0.24)		(0.14)

Total from Investment Operations	(0.58)	0.12	0.32		0.47		(0.19)		0.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.18)	(0.22)		(0.21)		(0.06)		(0.18)
Net realized capital gains	—	—	—		—		(0.01)		—

Total Distributions	(0.21)	(0.18)	(0.22)		(0.21)		(0.07)		(0.18)

Net asset value, end of the period	$3.50	$4.29	$4.35		$4.25		$3.99		$4.25

Total return(c)(d)	(13.66)%	2.87%	8.16%		11.94%		(4.54	)%(e)	1.41%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$19,108	$20,470	$41,547		$23,199		$23,125		$26,175
Net expenses(f)	1.00%	1.00%	1.00%		1.03	%(g)	1.05	%(h)	1.05%
Gross expenses	1.18%	1.19%	1.22%		1.18%		1.27	%(h)	1.16%
Net investment income	5.13%	3.83%	4.91%		4.84%		5.13	%(h)	4.73%
Portfolio turnover rate	53%	67%	99	%(i)	48%		17%		55%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2019, the expense limit decreased from 1.05% to 1.00%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018
Net asset value, beginning of the period	$4.31	$4.37	$4.27		$4.00		$4.27		$4.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	0.14	0.17		0.17		0.05		0.17
Net realized and unrealized gain (loss)	(0.78)	(0.05)	0.12	(b)	0.28		(0.26)		(0.13)

Total from Investment Operations	(0.62)	0.09	0.29		0.45		(0.21)		0.04

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.15)	(0.19)		(0.18)		(0.05)		(0.15)
Net realized capital gains	—	—	—		—		(0.01)		—

Total Distributions	(0.18)	(0.15)	(0.19)		(0.18)		(0.06)		(0.15)

Net asset value, end of the period	$3.51	$4.31	$4.37		$4.27		$4.00		$4.27

Total return(c)(d)	(14.50)%	2.07%	7.30%		11.32%		(4.95	)%(e)	0.86%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,182	$1,795	$2,933		$3,836		$5,351		$6,248
Net expenses(f)	1.75%	1.75%	1.75%		1.78	%(g)	1.80	%(h)	1.80%
Gross expenses	1.93%	1.94%	1.97%		1.93%		2.02	%(h)	1.91%
Net investment income	4.34%	3.14%	4.24%		4.11%		4.38	%(h)	3.99%
Portfolio turnover rate	53%	67%	99	%(i)	48%		17%		55%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2019, the expense limit decreased from 1.80% to 1.75%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class N
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018
Net asset value, beginning of the period	$4.29	$4.36	$4.25		$3.99		$4.25		$4.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.18	0.21		0.22		0.06		0.20
Net realized and unrealized gain (loss)	(0.77)	(0.05)	0.14	(b)	0.26		(0.25)		(0.12)

Total from Investment Operations	(0.57)	0.13	0.35		0.48		(0.19)		0.08

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.20)	(0.24)		(0.22)		(0.06)		(0.19)
Net realized capital gains	—	—	—		—		(0.01)		—

Total Distributions	(0.22)	(0.20)	(0.24)		(0.22)		(0.07)		(0.19)

Net asset value, end of the period	$3.50	$4.29	$4.36		$4.25		$3.99		$4.25

Total return(c)	(13.40)%	2.95%	8.73%		12.28%		(4.47	)%(d)	1.96%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$132	$105	$14,783		$11,977		$10,417		$10,338
Net expenses(e)	0.70%	0.70%	0.70%		0.72	%(f)	0.75	%(g)	0.75%
Gross expenses	1.80%	0.86%	0.88%		0.82%		0.89	%(g)	0.79%
Net investment income	5.46%	4.10%	5.28%		5.13%		5.45	%(g)	4.65%
Portfolio turnover rate	53%	67%	99	%(h)	48%		17%		55%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 0.75% to 0.70%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018
Net asset value, beginning of the period	$4.28	$4.34	$4.25		$3.98		$4.24		$4.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.18	0.22		0.21		0.06		0.21
Net realized and unrealized gain (loss)	(0.77)	(0.05)	0.10	(b)	0.28		(0.25)		(0.14)

Total from Investment Operations	(0.57)	0.13	0.32		0.49		(0.19)		0.07

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.19)	(0.23)		(0.22)		(0.06)		(0.19)
Net realized capital gains	—	—	—		—		(0.01)		—

Total Distributions	(0.22)	(0.19)	(0.23)		(0.22)		(0.07)		(0.19)

Net asset value, end of the period	$3.49	$4.28	$4.34		$4.25		$3.98		$4.24

Total return(c)	(13.47)%	3.15%	8.19%		12.52%		(4.49	)%(d)	1.68%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$97,059	$104,957	$53,456		$108,315		$97,585		$127,699
Net expenses(e)	0.75%	0.75%	0.75%		0.77	%(f)	0.80	%(g)	0.80%
Gross expenses	0.93%	0.95%	0.98%		0.93%		1.02	%(g)	0.91%
Net investment income	5.39%	4.16%	5.32%		5.07%		5.39	%(g)	4.98%
Portfolio turnover rate	53%	67%	99	%(h)	48%		17%		55%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 0.80% to 0.75%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class A
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018
Net asset value, beginning of the period	$11.22		$11.65	$11.33		$10.77		$10.98		$11.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.28		0.26	0.32		0.35		0.08		0.30
Net realized and unrealized gain (loss)	(1.58)		(0.26)	0.94		0.58		(0.16)		(0.28)

Total from Investment Operations	(1.30)		0.00 (b)	1.26		0.93		(0.08)		0.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)		(0.26)	(0.32)		(0.36)		(0.08)		(0.21)
Net realized capital gains	(0.01)		(0.17)	(0.62)		(0.01)		(0.05)		(0.13)

Total Distributions	(0.29)		(0.43)	(0.94)		(0.37)		(0.13)		(0.34)

Net asset value, end of the period	$9.63		$11.22	$11.65		$11.33		$10.77		$10.98

Total return(c)(d)	(11.62)%		0.07%	11.41%		8.78%		(0.66	)%(e)	0.19%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$641,311		$793,271	$872,976		$772,485		$721,110		$777,391
Net expenses(f)	0.75	%(g)	0.75%	0.76	%(h)	0.77	%(i)	0.78	%(j)	0.80	%(k)
Gross expenses	0.80%		0.79%	0.80%		0.81%		0.82	%(j)	0.82%
Net investment income	2.71%		2.24%	2.73%		3.10%		3.09	%(j)	2.73%
Portfolio turnover rate	31%		27%	70	%(l)	44	%(m)	39	%(m)	3%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2022, the expense limit decreased from 0.75% to 0.74%. See Note 6 of Notes to Financial Statements.
(h)	Effective July 1, 2020, the expense limit decreased from 0.76% to 0.75%.
(i)	Effective July 1, 2019, the expense limit decreased from 0.78% to 0.76%.
(j)	Computed on an annualized basis for periods less than one year.
(k)	Effective July 1, 2018, the expense limit decreased to 0.78%.
(l)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
(m)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class C
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018
Net asset value, beginning of the period	$11.07		$11.51	$11.20		$10.65		$10.86		$11.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.17	0.23		0.26		0.06		0.22
Net realized and unrealized gain (loss)	(1.55)		(0.26)	0.93		0.58		(0.16)		(0.28)

Total from Investment Operations	(1.35)		(0.09)	1.16		0.84		(0.10)		(0.06)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.18)	(0.23)		(0.28)		(0.06)		(0.14)
Net realized capital gains	(0.01)		(0.17)	(0.62)		(0.01)		(0.05)		(0.13)

Total Distributions	(0.21)		(0.35)	(0.85)		(0.29)		(0.11)		(0.27)

Net asset value, end of the period	$9.51		$11.07	$11.51		$11.20		$10.65		$10.86

Total return(b)(c)	(12.26)%		(0.70)%	10.61%		7.94%		(0.86	)%(d)	(0.53)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$56,520		$80,099	$132,606		$204,395		$366,068		$412,788
Net expenses(e)	1.50	%(f)	1.50%	1.51	%(g)	1.52	%(h)	1.53	%(i)	1.55	%(j)
Gross expenses	1.55%		1.54%	1.55%		1.56%		1.57	%(i)	1.57%
Net investment income	1.94%		1.50%	2.01%		2.35%		2.34	%(i)	1.96%
Portfolio turnover rate	31%		27%	70	%(k)	44	%(l)	39	%(l)	3%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2022, the expense limit decreased from 1.50% to 1.49%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2020, the expense limit decreased from 1.51% to 1.50%.
(h)	Effective July 1, 2019, the expense limit decreased from 1.53% to 1.51%.
(i)	Computed on an annualized basis for periods less than one year.
(j)	Effective July 1, 2018, the expense limit decreased to 1.53%.
(k)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
(l)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class N
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018
Net asset value, beginning of the period	$11.22		$11.65		$11.33		$10.78		$10.98		$11.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31		0.29		0.35		0.38		0.09		0.34
Net realized and unrealized gain (loss)	(1.57)		(0.25)		0.94		0.58		(0.15)		(0.28)

Total from Investment Operations	(1.26)		0.04		1.29		0.96		(0.06)		0.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)		(0.30)		(0.35)		(0.40)		(0.09)		(0.25)
Net realized capital gains	(0.01)		(0.17)		(0.62)		(0.01)		(0.05)		(0.13)

Total Distributions	(0.32)		(0.47)		(0.97)		(0.41)		(0.14)		(0.38)

Net asset value, end of the period	$9.64		$11.22		$11.65		$11.33		$10.78		$10.98

Total return	(11.26	)%(b)	0.37	%(b)	11.74	%(b)	9.11%		(0.58	)%(c)	0.50%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,348,621		$1,473,020		$1,188,772		$1,367,172		$1,216,690		$1,251,189
Net expenses	0.45	%(d)(e)	0.45	%(d)	0.46	%(d)(f)	0.47	%(g)	0.48	%(h)	0.47	%(i)
Gross expenses	0.47%		0.47%		0.47%		0.47%		0.48	%(h)	0.47%
Net investment income	3.02%		2.53%		3.04%		3.40%		3.40	%(h)	3.05%
Portfolio turnover rate	31%		27%		70	%(j)	44	%(k)	39	%(k)	3%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2022, the expense limit decreased from 0.45% to 0.44%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2020, the expense limit decreased from 0.46% to 0.45%.
(g)	Effective July 1, 2019, the expense limit decreased from 0.48% to 0.46%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2018, the expense limit decreased to 0.48%.
(j)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
(k)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class Y
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018
Net asset value, beginning of the period	$11.22		$11.66	$11.34		$10.78		$10.99		$11.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30		0.29	0.35		0.37		0.09		0.33
Net realized and unrealized gain (loss)	(1.56)		(0.27)	0.94		0.59		(0.16)		(0.28)

Total from Investment Operations	(1.26)		0.02	1.29		0.96		(0.07)		0.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)		(0.29)	(0.35)		(0.39)		(0.09)		(0.24)
Net realized capital gains	(0.01)		(0.17)	(0.62)		(0.01)		(0.05)		(0.13)

Total Distributions	(0.32)		(0.46)	(0.97)		(0.40)		(0.14)		(0.37)

Net asset value, end of the period	$9.64		$11.22	$11.66		$11.34		$10.78		$10.99

Total return(b)	(11.31)%		0.24%	11.68%		9.04%		(0.59	)%(c)	0.43%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$4,833,608		$3,920,635	$3,704,948		$3,118,505		$2,912,537		$3,001,906
Net expenses(d)	0.49	%(e)	0.50%	0.51	%(f)	0.52	%(g)	0.53	%(h)	0.55	%(i)
Gross expenses	0.55%		0.54%	0.55%		0.56%		0.57	%(h)	0.57%
Net investment income	3.01%		2.49%	2.98%		3.35%		3.35	%(h)	2.98%
Portfolio turnover rate	31%		27%	70	%(j)	44	%(k)	39	%(k)	3%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2022, the expense limit decreased from 0.50% to 0.49%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2020, the expense limit decreased from 0.51% to 0.50%.
(g)	Effective July 1, 2019, the expense limit decreased from 0.53% to 0.51%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2018, the expense limit decreased to 0.53%.
(j)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
(k)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Admin Class
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018
Net asset value, beginning of the period	$11.18		$11.62	$11.30		$10.75		$10.95		$11.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25		0.23	0.29		0.32		0.08		0.28
Net realized and unrealized gain (loss)	(1.56)		(0.26)	0.94		0.58		(0.15)		(0.28)

Total from Investment Operations	(1.31)		(0.03)	1.23		0.90		(0.07)		0.00	(b)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)		(0.24)	(0.29)		(0.34)		(0.08)		(0.20)
Net realized capital gains	(0.01)		(0.17)	(0.62)		(0.01)		(0.05)		(0.13)

Total Distributions	(0.27)		(0.41)	(0.91)		(0.35)		(0.13)		(0.33)

Net asset value, end of the period	$9.60		$11.18	$11.62		$11.30		$10.75		$10.95

Total return(c)	(11.80)%		(0.26)%	11.17%		8.43%		(0.63	)%(d)	(0.07)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$122,710		$139,169	$125,460		$111,439		$111,864		$115,301
Net expenses(e)	1.00	%(f)	1.00%	1.01	%(g)	1.02	%(h)	1.03	%(i)	1.02	%(j)(k)
Gross expenses	1.05%		1.04%	1.05%		1.06%		1.07	%(i)	1.05	%(k)
Net investment income	2.47%		1.98%	2.48%		2.85%		2.85	%(i)	2.56%
Portfolio turnover rate	31%		27%	70	%(l)	44	%(m)	39	%(m)	3%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2022, the expense limit decreased from 1.00% to 0.99%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2020, the expense limit decreased from 1.01% to 1.00%.
(h)	Effective July 1, 2019, the expense limit decreased from 1.03% to 1.01%.
(i)	Computed on an annualized basis for periods less than one year.
(j)	Effective July 1, 2018, the expense limit decreased to 1.03%.
(k)	Includes refund of prior year service fee of 0.02%.
(l)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
(m)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

|  78

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class A
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of the period	$10.34		$10.43		$9.69	$9.62	$9.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34		0.26		0.28	0.30	0.33
Net realized and unrealized gain (loss)	(1.20)		(0.15)		0.67	0.04	(0.30)

Total from Investment Operations	(0.86)		0.11		0.95	0.34	0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)		(0.20)		(0.21)	(0.27)	(0.33)

Net asset value, end of the period	$9.14		$10.34		$10.43	$9.69	$9.62

Total return(b)	(8.29)%		1.07%		9.97%	3.58%	0.39%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$29,797		$41,765		$36,067	$48,815	$36,528
Net expenses	1.00%		0.97%		0.99%	0.99%	1.00	%(c)
Gross expenses	1.00%		0.97%		0.99%	0.99%	1.00	%(c)
Net investment income	3.59%		2.45%		2.81%	3.10%	3.29%
Portfolio turnover rate	46	%(d)	218	%(d)	498%	414%	379%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a decrease in trading volume and shareholder flows which has continued through 2022.

See accompanying notes to financial statements.

79  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class C
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$10.32		$10.40		$9.66	$9.58		$9.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27		0.18		0.21	0.23		0.26
Net realized and unrealized gain (loss)	(1.19)		(0.15)		0.66	0.04		(0.31)

Total from Investment Operations	(0.92)		0.03		0.87	0.27		(0.05)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)		(0.11)		(0.13)	(0.19)		(0.25)

Net asset value, end of the period	$9.13		$10.32		$10.40	$9.66		$9.58

Total return(b)	(8.90)%		0.30%		9.12%	2.87	%(c)	(0.42)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,309		$4,266		$8,962	$16,337		$26,883
Net expenses	1.75%		1.73%		1.74%	1.73	%(d)	1.75	%(e)
Gross expenses	1.75%		1.73%		1.74%	1.74%		1.75	%(e)
Net investment income	2.84%		1.68%		2.14%	2.33%		2.61%
Portfolio turnover rate	46	%(f)	218	%(f)	498%	414%		379%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a decrease in trading volume and shareholder flows which has continued through 2022.

See accompanying notes to financial statements.

|  80

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class N
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of the period	$10.32		$10.41		$9.67	$9.60	$9.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37		0.29		0.31	0.33	0.34
Net realized and unrealized gain (loss)	(1.19)		(0.15)		0.67	0.04	(0.28)

Total from Investment Operations	(0.82)		0.14		0.98	0.37	0.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)		(0.23)		(0.24)	(0.30)	(0.36)

Net asset value, end of the period	$9.12		$10.32		$10.41	$9.67	$9.60

Total return	(8.00)%		1.38%		10.36%	3.92%	0.68%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$164,264		$484,005		$527,494	$297,300	$255,226
Net expenses	0.69%		0.67%		0.68%	0.67%	0.70	%(b)
Gross expenses	0.69%		0.67%		0.68%	0.67%	0.70	%(b)
Net investment income	3.81%		2.74%		3.13%	3.39%	3.44%
Portfolio turnover rate	46	%(c)	218	%(c)	498%	414%	379%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes fee/expense recovery of 0.01%.
(c)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a decrease in trading volume and shareholder flows which has continued through 2022.

See accompanying notes to financial statements.

81  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class Y
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of the period	$10.31		$10.41		$9.67	$9.59	$9.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37		0.28		0.30	0.32	0.35
Net realized and unrealized gain (loss)	(1.19)		(0.15)		0.68	0.06	(0.31)

Total from Investment Operations	(0.82)		0.13		0.98	0.38	0.04

LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)		(0.23)		(0.24)	(0.30)	(0.35)

Net asset value, end of the period	$9.12		$10.31		$10.41	$9.67	$9.59

Total return	(7.97)%		1.32%		10.19%	3.96%	0.53%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$650,242		$930,815		$742,493	$938,271	$1,186,322
Net expenses	0.75%		0.72%		0.74%	0.74%	0.75	%(b)
Gross expenses	0.75%		0.72%		0.74%	0.74%	0.75	%(b)
Net investment income	3.83%		2.70%		3.05%	3.33%	3.51%
Portfolio turnover rate	46	%(c)	218	%(c)	498%	414%	379%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes fee/expense recovery of less than 0.01%.
(c)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a decrease in trading volume and shareholder flows which has continued through 2022.

See accompanying notes to financial statements.

|  82

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class A
	Year Ended December 31, 2022		Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$14.19		$14.03		$13.58		$14.25		$14.39	$14.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44		0.26		0.10		0.47		0.57	0.52
Net realized and unrealized gain (loss)	(2.24)		0.27		0.63		(0.66)		(0.16)	(0.33)

Total from Investment Operations	(1.80)		0.53		0.73		(0.19)		0.41	0.19

LESS DISTRIBUTIONS FROM:
Net investment income	(0.74)		(0.37)		(0.16)		(0.45)		(0.48)	(0.57)
Net realized capital gains	—		—		(0.12)		(0.03)		(0.07)	(0.07)

Total Distributions	(0.74)		(0.37)		(0.28)		(0.48)		(0.55)	(0.64)

Net asset value, end of the period	$11.65		$14.19		$14.03		$13.58		$14.25	$14.39

Total return(b)	(12.80	)%(c)	3.85	%(c)	5.37	%(d)	(1.39)%		3.02%	1.34%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,067,151		$1,512,939		$1,682,562		$1,683,547		$1,835,813	$1,986,300
Net expenses	0.95	%(e)(f)	0.96	%(e)(g)	0.97	%(h)	0.97	%(i)	0.96%	0.96%
Gross expenses	0.98%		0.97%		0.97	%(h)	0.97%		0.96%	0.96%
Net investment income	3.45%		1.85%		2.78	%(h)	3.42%		4.03%	3.57%
Portfolio turnover rate	23%		99	%(j)	30	%(k)	30%		13%	6%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2022, the expense limit decreased from 0.95% to 0.94%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2021, the expense limit decreased from 1.00% to 0.95%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2020, the expense limit decreased from 1.25% to 1.00%.
(j)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(k)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

83  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class C
	Year Ended December 31, 2022		Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$14.36		$14.18		$13.72		$14.39		$14.52	$14.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34		0.16		0.07		0.38		0.47	0.41
Net realized and unrealized gain (loss)	(2.26)		0.28		0.64		(0.68)		(0.16)	(0.33)

Total from Investment Operations	(1.92)		0.44		0.71		(0.30)		0.31	0.08

LESS DISTRIBUTIONS FROM:
Net investment income	(0.64)		(0.26)		(0.13)		(0.34)		(0.37)	(0.46)
Net realized capital gains	—		—		(0.12)		(0.03)		(0.07)	(0.07)

Total Distributions	(0.64)		(0.26)		(0.25)		(0.37)		(0.44)	(0.53)

Net asset value, end of the period	$11.80		$14.36		$14.18		$13.72		$14.39	$14.52

Total return(b)	(13.48	)%(c)	3.13	%(c)	5.17	%(d)	(2.18)%		2.27%	0.60%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$52,977		$120,091		$259,780		$277,896		$676,602	$1,153,853
Net expenses	1.70	%(e)(f)	1.71	%(e)(g)	1.72	%(h)	1.72	%(i)	1.71%	1.71%
Gross expenses	1.73%		1.72%		1.72	%(h)	1.72%		1.71%	1.71%
Net investment income	2.62%		1.12%		2.04	%(h)	2.75%		3.30%	2.79%
Portfolio turnover rate	23%		99	%(j)	30	%(k)	30%		13%	6%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2022, the expense limit decreased from 1.70% to 1.69%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2021, the expense limit decreased from 1.75% to 1.70%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2020, the expense limit decreased from 2.00% to 1.75%.
(j)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(k)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  84

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class N
	Year Ended December 31, 2022		Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$14.17		$14.01		$13.57		$14.24		$14.38	$14.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.47		0.31		0.11		0.52		0.61	0.56
Net realized and unrealized gain (loss)	(2.23)		0.27		0.62		(0.66)		(0.16)	(0.32)

Total from Investment Operations	(1.76)		0.58		0.73		(0.14)		0.45	0.24

LESS DISTRIBUTIONS FROM:
Net investment income	(0.78)		(0.42)		(0.17)		(0.50)		(0.52)	(0.62)
Net realized capital gains	—		—		(0.12)		(0.03)		(0.07)	(0.07)

Total Distributions	(0.78)		(0.42)		(0.29)		(0.53)		(0.59)	(0.69)

Net asset value, end of the period	$11.63		$14.17		$14.01		$13.57		$14.24	$14.38

Total return	(12.55)%		4.19%		5.39	%(b)	(1.06)%		3.37%	1.67%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$220,229		$280,661		$247,697		$212,804		$202,989	$176,456
Net expenses	0.64	%(c)	0.65	%(d)	0.65	%(e)	0.64	%(f)	0.63%	0.63%
Gross expenses	0.64%		0.65%		0.65	%(e)	0.64%		0.63%	0.63%
Net investment income	3.77%		2.17%		3.13	%(e)	3.77%		4.36%	3.91%
Portfolio turnover rate	23%		99	%(g)	30	%(h)	30%		13%	6%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Effective July 1, 2022, the expense limit decreased from 0.65% to 0.64%. See Note 6 of Notes to Financial Statements.
(d)	Effective July 1, 2021, the expense limit decreased from 0.70% to 0.65%.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Effective July 1, 2020, the expense limit decreased from 0.95% to 0.70%.
(g)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(h)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

85  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class Y
	Year Ended December 31, 2022		Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$14.17		$14.01		$13.56		$14.23		$14.38	$14.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.47		0.30		0.11		0.51		0.60	0.55
Net realized and unrealized gain (loss)	(2.24)		0.27		0.62		(0.66)		(0.17)	(0.32)

Total from Investment Operations	(1.77)		0.57		0.73		(0.15)		0.43	0.23

LESS DISTRIBUTIONS FROM:
Net investment income	(0.77)		(0.41)		(0.16)		(0.49)		(0.51)	(0.61)
Net realized capital gains	—		—		(0.12)		(0.03)		(0.07)	(0.07)

Total Distributions	(0.77)		(0.41)		(0.28)		(0.52)		(0.58)	(0.68)

Net asset value, end of the period	$11.63		$14.17		$14.01		$13.56		$14.23	$14.38

Total return	(12.60	)%(b)	4.12	%(b)	5.44	%(c)	(1.14)%		3.22%	1.66%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,816,763		$3,058,635		$3,693,954		$3,774,113		$4,316,010	$5,118,016
Net expenses	0.70	%(d)(e)	0.71	%(d)(f)	0.72	%(g)	0.72	%(h)	0.71%	0.71%
Gross expenses	0.73%		0.72%		0.72	%(g)	0.72%		0.71%	0.71%
Net investment income	3.68%		2.10%		3.03	%(g)	3.68%		4.28%	3.82%
Portfolio turnover rate	23%		99	%(i)	30	%(j)	30%		13%	6%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2022, the expense limit decreased from 0.70% to 0.69%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2021, the expense limit decreased from 0.75% to 0.70%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2020, the expense limit decreased from 1.00% to 0.75%.
(i)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(j)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  86

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Admin Class
	Year Ended December 31, 2022		Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018
Net asset value, beginning of the period	$14.14		$13.97		$13.53		$14.20		$14.34		$14.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.40		0.23		0.09		0.44		0.53		0.48
Net realized and unrealized gain (loss)	(2.23)		0.28		0.62		(0.66)		(0.16)		(0.33)

Total from Investment Operations	(1.83)		0.51		0.71		(0.22)		0.37		0.15

LESS DISTRIBUTIONS FROM:
Net investment income	(0.71)		(0.34)		(0.15)		(0.42)		(0.44)		(0.53)
Net realized capital gains	—		—		(0.12)		(0.03)		(0.07)		(0.07)

Total Distributions	(0.71)		(0.34)		(0.27)		(0.45)		(0.51)		(0.60)

Net asset value, end of the period	$11.60		$14.14		$13.97		$13.53		$14.20		$14.34

Total return	(13.07	)%(b)	3.68	%(b)	5.24	%(c)	(1.64)%		2.78%		1.09%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$68,788		$95,250		$105,172		$103,197		$121,903		$133,220
Net expenses	1.20	%(d)(e)	1.21	%(d)(f)	1.22	%(g)	1.22	%(h)	1.20	%(i)	1.20	%(i)
Gross expenses	1.23%		1.22%		1.22	%(g)	1.22%		1.20	%(i)	1.20	%(i)
Net investment income	3.20%		1.60%		2.53	%(g)	3.19%		3.80%		3.33%
Portfolio turnover rate	23%		99	%(j)	30	%(k)	30%		13%		6%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2022, the expense limit decreased from 1.20% to 1.19%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2021, the expense limit decreased from 1.25% to 1.20%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2020, the expense limit decreased from 1.50% to 1.25%.
(i)	Includes refund of prior year service fee of 0.01%.
(j)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(k)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

87  |

Notes to Financial Statements

December 31, 2022

1.  Organization.  Loomis Sayles Funds II and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles Investment Grade Bond Fund (the “Investment Grade Bond Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

Natixis Funds Trust II:

Loomis Sayles Strategic Alpha Fund (the “Strategic Alpha Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares. In addition, Investment Grade Bond Fund and Strategic Income Fund also offer Admin Class shares.

Class A shares are sold with a maximum front-end sales charge of 4.25% for each Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) (prior to May 1, 2021, Class C shares automatically converted to Class A shares after ten years) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fee applicable to Class A, Class C and Admin Class) and transfer agent fees are borne collectively for Class A, Class C, Class Y and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. Each Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Funds’ Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.

Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Domestic, exchange-traded index and single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on foreign indices are priced at the most recent settlement price.

|  88

Notes to Financial Statements (continued)

December 31, 2022

Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value per share.

Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and collateralized loan obligations where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service. Bilateral credit default swaps are fair valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are fair valued based on prices supplied by an independent pricing source. Centrally cleared swap agreements are fair valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

The Funds may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s net asset value (“NAV”) is calculated. Fair valuation by the Fund(s) valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Loan consent fees, upfront origination fees and/or amendment fees are recorded when received and included in interest income on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For payment-in-kind securities, income received in-kind is reflected as an increase to the principal and cost basis of the securities. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

89  |

Notes to Financial Statements (continued)

December 31, 2022

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded in the Funds’ books and records and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended December 31, 2022, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Strategic Alpha Fund	$8,067,674
Strategic Income Fund	2,032,258

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  A Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

e.  Futures Contracts.  A Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  A Fund may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized

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losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. Option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

g.  Swap Agreements.  A Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon

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entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities. Swap agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

h.  Swaptions.  A Fund may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption. Swaptions outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

i.  Due from Brokers.  Transactions and positions in certain options, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for High Income Fund and Strategic Income Fund represents cash pledged as initial margin for centrally cleared swap agreements. The due from brokers balance in the Statements of Assets and Liabilities for Investment Grade Bond Fund represents cash pledged as initial margin for closed centrally cleared swap agreements. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for options and forward foreign currency contracts and as initial margin for futures contracts and centrally cleared swap agreements. In certain circumstances the Funds’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2022 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are

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reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, defaulted and/or non-income producing securities, distribution re-designations, deferred Trustees’ fees, return of capital distributions received, capital gain distributions received, swap adjustments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, defaulted and/or non-income producing securities, swap adjustments, wash sales, futures contract mark-to-market, return of capital distributions received, capital gain distributions received, trust preferred securities, perpetual bond adjustments, corporate actions and foreign currency gains and losses. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2022 and 2021 was as follows:

	2022 Distributions			2021 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$7,407,552	$—	$7,407,552	$5,371,376	$—	$5,371,376
Investment Grade Bond Fund	188,970,523	7,848,660	196,819,183	173,267,029	81,743,974	255,011,003
Strategic Alpha Fund	39,676,475	—	39,676,475	31,722,448	—	31,722,448
Strategic Income Fund	228,733,887	—	228,733,887	149,184,342	—	149,184,342

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

	High Income Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Undistributed ordinary income	$1,970	$706,317	$—	$205,439

Capital loss carryforward:
Short-term:
No expiration date	(2,656,925)	(14,154,589)	(5,764,902)	(40,712,873)
Long-term:
No expiration date	(9,780,510)	(36,976,259)	(15,860,436)	(256,973,935)

Total capital loss carryforward	(12,437,435)	(51,130,848)	(21,625,338)	(297,686,808)

Late-year ordinary and post-October capital loss deferrals*	—	—	(354,313)	—

Unrealized depreciation	(24,449,684)	(630,876,876)	(159,149,876)	(657,184,473)

Total accumulated losses	$(36,885,149)	$(681,301,407)	$(181,129,527)	$(954,665,842)

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Strategic Alpha Fund is deferring foreign currency losses.

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As of December 31, 2022, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

	High Income Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Unrealized appreciation (depreciation)
Investments	$(24,449,684)	$(630,876,876)	$(146,079,195)	$(657,184,473)
Foreign currency translations	—	—	(13,070,681)	—

Total unrealized depreciation	$(24,449,684)	$(630,876,876)	$(159,149,876)	$(657,184,473)

As of December 31, 2022, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Federal tax cost	$141,607,901	$7,429,274,120	$978,844,561	$3,830,247,331

Gross tax appreciation	$327,099	$31,712,037	$5,577,947	$28,340,810
Gross tax depreciation	(24,776,783)	(662,588,913)	(164,733,687)	(685,525,283)

Net tax depreciation	$(24,449,684)	$(630,876,876)	$(159,155,740)	$(657,184,473)

The difference between these amounts and those reported in the preceding table, if any, are primarily attributable to foreign currency mark-to-market.

l.  Senior Loans.  A Fund’s investment in senior loans may be to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. The Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The settlement period for senior loans is uncertain as there is no standardized settlement schedule applicable to such investments. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

m.  Loan Participations.  A Fund’s investment in senior loans may be in the form of participations in loans. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, the Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

n.  Collateralized Loan Obligations.  A Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

o.  Equity Linked Notes.  Strategic Alpha Fund may invest in equity linked notes. An equity linked note is a structured product that differs from a standard debt instrument where the cash payouts will be based on the return of an underlying equity. An equity linked note is typically purchased at a full nominal amount and includes a coupon with an enhanced yield relative to the dividend yield of the underlying security. At maturity the Fund will receive a redemption amount based on the final price of the underlying equity. The risk of investment in an equity linked note depends on the principal protection offered. Some equity linked notes may guarantee total principal or partial principal amounts while others may not provide any guarantee of principal. The maturity value may also be impacted to the extent of any limit on the return value as part of the note structure. Equity linked notes outstanding at the end of the period, if any, are listed in the Fund’s Portfolio of Investments.

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p.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2022, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

q.  When-Issued and Delayed Delivery Transactions.  A Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2022.

r.  Stripped Securities.  A Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

s.  Securities Lending.  High Income Fund, Investment Grade Bond Fund and Strategic Income Fund have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2022, the Funds did not loan securities under this agreement.

t.  Unfunded Loan Commitments.  A Fund may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statements of Assets and Liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Fund’s NAV as if the Fund had created a degree of leverage in the portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may

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arise due to changes in the value of the unfunded loan commitments. Unfunded loan commitments outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

u.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

v.  New Accounting Pronouncement.  In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in ASC 820 related to the measurement of fair value of an equity security subject to contractual sale restrictions, eliminating the ability to apply a discount to the fair value of such securities, and introducing related disclosure requirements. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

In January 2021, the Financial Accounting Standards Board issued Accounting Standard Update 2021-01, Reference Rate Reform (Topic 848) (“ASU 2021-01”). ASU 2021-01 is an update of ASU 2020-04, which was issued in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), expected to occur no later than June 30, 2023. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2021-01 clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. In December 2022, the Financial Accounting Standards Board issued a further update to Topic 848 under ASU 2022-06, which defers the sunset date of Topic 848 from December 31, 2022, to December 31, 2024, after which entities will no longer be permitted to apply the optional expedients provided in Topic 848. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Funds have knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.

|  96

Notes to Financial Statements (continued)

December 31, 2022

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2022, at value:

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$211,277	$—	$211,277
Non-Agency Commercial Mortgage-Backed Securities	—	1,466,026	142,115	1,608,141
All Other Non-Convertible Bonds(a)	—	99,991,987	—	99,991,987

Total Non-Convertible Bonds	—	101,669,290	142,115	101,811,405

Convertible Bonds(a)	—	5,934,969	—	5,934,969

Total Bonds and Notes	—	107,604,259	142,115	107,746,374

Collateralized Loan Obligations	—	1,879,270	—	1,879,270
Preferred Stocks
Technology	252,432	—	—	252,432
Wireless	—	578,874	—	578,874

Total Preferred Stocks	252,432	578,874	—	831,306

Common Stocks(a)	98,677	—	—	98,677
Other Investments(a)	—	—	6,825	6,825
Warrants	—	—	95	95
Exchange-Traded Funds	1,393,890	—	—	1,393,890
Short-Term Investments	—	5,155,481	—	5,155,481

Total Investments	1,744,999	115,217,884	149,035	117,111,918

Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	46,299	—	46,299

Total	$1,744,999	$115,264,183	$149,035	$117,158,217

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Investment Grade Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$5,121,852,673	$—	$5,121,852,673
Collateralized Loan Obligations	—	265,237,685	—	265,237,685
Preferred Stocks
Banking	42,333,885	—	—	42,333,885
Wireless	—	15,083,904	—	15,083,904

Total Preferred Stocks	42,333,885	15,083,904	—	57,417,789

Short-Term Investments	—	1,353,889,097	—	1,353,889,097

Total	$42,333,885	$6,756,063,359	$—	$6,798,397,244

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(8,522,654)	$—	$—	$(8,522,654)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

97  |

Notes to Financial Statements (continued)

December 31, 2022

Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Non-Agency Commercial Mortgage-Backed Securities	$—	$45,551,787	$1,992,567	$47,544,354
All Other Non-Convertible Bonds(a)	—	615,933,950	—	615,933,950

Total Non-Convertible Bonds	—	661,485,737	1,992,567	663,478,304

Convertible Bonds(a)	—	36,981,259	—	36,981,259

Total Bonds and Notes	—	698,466,996	1,992,567	700,459,563

Senior Loans(a)	—	4,010,808	—	4,010,808
Collateralized Loan Obligations	—	65,063,630	—	65,063,630
Common Stocks(a)	12,759,935	—	—	12,759,935
Preferred Stocks
Wireless	—	4,005,214	—	4,005,214
All Other Preferred Stocks(a)	979,924	—	—	979,924

Total Preferred Stocks	979,924	4,005,214	—	4,985,138

Other Investments(a)	—	—	61,425	61,425
Short-Term Investments	—	31,761,975	—	31,761,975

Total Investments	13,739,859	803,308,623	2,053,992	819,102,474

Centrally Cleared Interest Rate Swap Agreements (unrealized appreciation)	—	1,247,938	—	1,247,938
Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	211,175	—	211,175
Forward Foreign Currency Contracts (unrealized appreciation)	—	67,885	—	67,885
Futures Contracts (unrealized appreciation)	368,435	—	—	368,435

Total	$14,108,294	$804,835,621	$2,053,992	$820,997,907

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(66,109)	$—	$—	$(66,109)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(70,337)	—	(70,337)
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	—	(2,345,329)	—	(2,345,329)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(453,493)	—	(453,493)
Futures Contracts (unrealized depreciation)	(27,583)	—	—	(27,583)

Total	$(93,692)	$(2,869,159)	$—	$(2,962,851)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

|  98

Notes to Financial Statements (continued)

December 31, 2022

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Property & Casualty Insurance	$—	$8,352,967	$1,251,000	$9,603,967
All Other Non-Convertible Bonds(a)	—	2,573,182,224	—	2,573,182,224

Total Non-Convertible Bonds	—	2,581,535,191	1,251,000	2,582,786,191

Convertible Bonds(a)	—	249,555,946	—	249,555,946
Municipals(a)	—	57,996,137	—	57,996,137

Total Bonds and Notes	—	2,889,087,274	1,251,000	2,890,338,274

Senior Loans(a)	—	13,343,640	—	13,343,640
Collateralized Loan Obligations	—	130,456,647	—	130,456,647
Common Stocks
Software	1,887,383	166,376	—	2,053,759
All Other Common Stocks(a)	65,632,230	—	—	65,632,230

Total Common Stocks	67,519,613	166,376	—	67,685,989

Preferred Stocks
Convertible Preferred Stocks
Wireless	—	17,522,954	—	17,522,954
All Other Convertible Preferred Stocks(a)	37,870,846	—	—	37,870,846

Total Convertible Preferred Stocks	37,870,846	17,522,954	—	55,393,800

Non-Convertible Preferred Stocks
REITs—Office Property	—	—	1,651,680	1,651,680
REITs—Warehouse/Industrials	—	6,407,989	—	6,407,989
All Other Non-Convertible Preferred Stocks(a)	4,212,399	—	—	4,212,399

Total Non-Convertible Preferred Stocks	4,212,399	6,407,989	1,651,680	12,272,068

Total Preferred Stocks	42,083,245	23,930,943	1,651,680	67,665,868

Short-Term Investments	—	2,163,711	—	2,163,711

Total Investments	109,602,858	3,059,148,591	2,902,680	3,171,654,129

Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	1,408,729	—	1,408,729

Total	$109,602,858	$3,060,557,320	$2,902,680	$3,173,062,858

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(1,970,037)	$—	$—	$(1,970,037)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

99  |

Notes to Financial Statements (continued)

December 31, 2022

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2021 and/or December 31, 2022:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2022
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$12,427	$—	$(12,427)	$—	$—	$—	$—	$—	$(12,427)
Non-Agency Commercial Mortgage-Backed Securities	138,957	—	—	3,158	—	—	—	—	142,115	3,158
Collateralized Loan Obligations	250,000	—	—	—	—	—	—	(250,000)	—	—
Other Investments
Aircraft ABS	87,030	—	—	(80,205)	—	—	—	—	6,825	(80,205)
Warrants	1,264	—	—	(1,169)	—	—	—	—	95	(1,169)

Total	$477,251	$12,427	$—	$(90,643)	$—	$—	$—	$(250,000)	$149,035	$(90,643)

A debt security valued at $250,000 was transferred from Level 3 to Level 2 during the period ended December 31, 2022. At December 31, 2021, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At December 31, 2022, this security was fair valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Strategic Alpha Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2022
Bonds and Notes
Non-Convertible Bonds
Non-Agency Commercial Mortgage-Backed Securities	$1,932,446	$—	$—	$60,121	$—	$—	$—	$—	$1,992,567	$60,121
Collateralized Loan Obligations	445,000	—	—	—	—	—	—	(445,000)	—	—
Other Investments
Aircraft ABS	783,270	—	—	(721,845)	—	—	—	—	61,425	(721,845)

Total	$3,160,716	$—	$—	$(661,724)	$—	$—	$—	$(445,000)	$2,053,992	$(661,724)

A debt security valued at $445,000 was transferred from Level 3 to Level 2 during the period ended December 31, 2022. At December 31, 2021, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At December 31, 2022, this security was fair valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

|  100

Notes to Financial Statements (continued)

December 31, 2022

Strategic Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2022
Bonds and Notes
Non-Convertible Bonds
Independent Energy	$1,832,190	$—	$—	$—	$—	$—	$—	$(1,832,190)	$—	$—
Property & Casualty Insurance	1,501,200	74,865	—	(325,065)	—	—	—	—	1,251,000	(325,065)
Preferred Stocks
Non-Convertible Preferred Stocks
REITs—Office Property	—	—	—	(343,320)	—	—	1,995,000	—	1,651,680	(343,320)

Total	$3,333,390	$74,865	$—	$(668,385)	$—	$—	$1,995,000	$(1,832,190)	$2,902,680	$(668,385)

Debt securities valued at $1,832,190 were transferred from Level 3 to Level 2 during the period ended December 31, 2022. At December 31, 2021, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service was unable to price the securities. At December 31, 2022, these securities were fair valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A preferred stock valued at $1,995,000 was transferred from Level 2 to Level 3 during the period ended December 31, 2022. At December 31, 2021, this security was valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2022, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service was unable to price the security.

4.   Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

The Funds are subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Funds may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Funds may also use credit default swaps, as a protection seller, to gain investment exposure. During the year ended December 31, 2022, The Funds engaged in credit default swap agreements (as a protection seller) to gain investment exposure. Strategic Alpha Fund also engaged in credit default swap agreements (as a protection buyer) to hedge its credit exposure.

Strategic Alpha Fund and Strategic Income Fund are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended December 31, 2022, the Funds engaged in forward foreign currency contracts for hedging purposes and Strategic Alpha Fund also engaged in forward foreign currency contracts to gain exposure to foreign currencies.

Investment Grade Bond Fund, Strategic Alpha Fund and Strategic Income Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Funds may also use futures contracts and interest rate swap agreements to gain investment exposure. During the year ended December 31, 2022, Strategic

101  |

Notes to Financial Statements (continued)

December 31, 2022

Alpha Fund engaged in futures contracts and interest rate swap agreements for hedging purposes and to manage duration and interest rate swap agreements to gain investment exposure and for yield curve management. During the year ended December 31, 2022, Investment Grade Bond Fund and Strategic Income Fund used futures contracts to manage duration.

Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes and use futures and option contracts to gain investment exposure. During the year ended December 31, 2022, the Fund engaged in option contracts for hedging purposes.

The following is a summary of derivative instruments for High Income Fund as of December 31, 2022, as reflected within the Statements of Assets and Liabilities:

Assets	Swap agreements at value[1]
Exchange-traded/cleared asset derivatives
Credit contracts	$35,656

[1]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) for bilateral swap agreements are reported within the Statements of Assets and Liabilities. Only the current day’s variation margin on centrally cleared swap agreements is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for High Income Fund during the year ended December 31, 2022, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Swap agreements
Credit contracts	$44,796

Net Change in Unrealized Appreciation (Depreciation) on:	Swap agreements
Credit contracts	$46,299

The following is a summary of derivative instruments for Investment Grade Bond Fund as of December 31, 2022, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives
Interest rate contracts	$(8,522,654)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Investment Grade Bond Fund during the year ended December 31, 2022, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Swap agreements
Interest rate contracts	$(1,646,145)	$—
Credit contracts	—	1,494,309

Total	$(1,646,145)	$1,494,309

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(1,260,391)

|  102

Notes to Financial Statements (continued)

December 31, 2022

The following is a summary of derivative instruments for Strategic Alpha Fund as of December 31, 2022, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]	Swaps agreements at value[2]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$67,885	$—	$—	$67,885
Exchange-traded/cleared asset derivatives
Interest rate contracts	$—	$368,435	$1,249,413	$1,617,848

Total asset derivatives	$67,885	$368,435	$1,249,413	$1,685,733

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]	Swap agreements at value[2]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$—	$(453,493)	$—	$—	$(453,493)
Credit contracts	—	—	—	(26,118)	(26,118)

Total over-the counter liability derivatives	$—	$(453,493)	$—	$(26,118)	$(479,611)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$(27,583)	$—	$(27,583)
Credit contracts				(706,254)	(706,254)
Equity contracts	(66,109)	—	—	—	(66,109)

Total exchange-traded/cleared liability derivatives	$(66,109)	$—	$(27,583)	$(706,254)	$(799,946)

Total liability derivatives	$(66,109)	$(453,493)	$(27,583)	$(732,372)	$(1,279,557)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

[2]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) for bilateral swap agreements are reported within the Statements of Assets and Liabilities. Only the current day’s variation margin on centrally cleared swap agreements is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Strategic Alpha Fund during the year ended December 31, 2022, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Options written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$19,483,000	$—	$(651,831)	$—
Foreign exchange contracts	—	—	—	3,133,387
Credit contracts	—	—	4,172,146	—
Equity contracts	—	16,271	—	—

Total	$19,483,000	$16,271	$3,520,315	$3,133,387

103  |

Notes to Financial Statements (continued)

December 31, 2022

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Options written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$2,713,586	$—	$1,961,922	$—
Foreign exchange contracts	—	—	—	(1,653,230)
Credit contracts	—	—	(2,045,929)	—
Equity contracts	—	70,508	—	—

Total	$2,713,586	$70,508	$(84,007)	$(1,653,230)

The following is a summary of derivative instruments for Strategic Income Fund as of December 31, 2022, as reflected within the Statements of Assets and Liabilities:

Assets	Swap agreements at value[1]
Exchange-traded/cleared asset derivatives
Credit contracts	$1,084,904

Liabilities	Unrealized depreciation on futures contracts[2]
Exchange-traded/cleared liability derivatives
Interest rate contracts	$(1,970,037)

[1]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) for bilateral swap agreements are reported within the Statements of Assets and Liabilities. Only the current day’s variation margin on centrally cleared swap agreements is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

[2]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Strategic Income Fund during the year ended December 31, 2022, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$(13,037,463)	$—	$—
Foreign exchange contracts	—	—	(369,783)
Credit contracts	—	(6,537,247)	—

Total	$(13,037,463)	$(6,537,247)	$(369,783)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$(250,959)	$—	$—
Foreign exchange contracts	—	—	248,802
Credit contracts	—	(1,275,944)	—

Total	$(250,959)	$(1,275,944)	$248,802

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

|  104

Notes to Financial Statements (continued)

December 31, 2022

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Investment Grade Bond Fund, Strategic Alpha Fund and Strategic Income Fund, based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2022:

High Income Fund	Credit Default Swaps
Average Notional Amount Outstanding	0.36%
Highest Notional Amount Outstanding	1.05%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2022	0.99%

Investment Grade Bond Fund	Futures	Credit Default Swaps
Average Notional Amount Outstanding	5.55%	0.07%
Highest Notional Amount Outstanding	12.10%	0.98%
Lowest Notional Amount Outstanding	0.00%	0.00%
Notional Amount Outstanding as of December 31, 2022	11.98%	0.00%

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	2.34%	47.62%	6.44%	1.83%
Highest Notional Amount Outstanding	2.79%	115.88%	12.60%	2.29%
Lowest Notional Amount Outstanding	1.71%	6.37%	2.83%	1.64%
Notional Amount Outstanding as of December 31, 2022	2.79%	6.80%	12.60%	2.29%

Strategic Income Fund	Forwards	Futures	Credit Default Swaps
Average Notional Amount Outstanding	0.13%	2.63%	3.46%
Highest Notional Amount Outstanding	0.63%	7.25%	6.35%
Lowest Notional Amount Outstanding	0.00%	0.37%	0.00%
Notional Amount Outstanding as of December 31, 2022	0.00%	7.25%	1.09%

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2022:

Strategic Alpha Fund	Call Options Written*
Average Market Value of Underlying Instruments	0.53%
Highest Market Value of Underlying Instruments	1.05%
Lowest Market Value of Underlying Instruments	0.00%
Market Value of Underlying Instruments as of December 31, 2022	0.53%

*	Market value of underlying instruments is determined by multiplying option shares by the price of the option’s underlying security.

Amounts outstanding at the end of the prior period, if applicable, are included in the average amount outstanding.

Over-the-counter derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to

International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties.

105  |

Notes to Financial Statements (continued)

December 31, 2022

ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2022, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Strategic Alpha Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Morgan Stanley Capital Services, Inc.	$67,885	$(67,885)	$—	$—	$—

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America N.A.	$(126,441)	$—	$(126,441)	$—	$(126,441)
Barclays Bank PLC	(179,230)	—	(179,230)	—	(179,230)
Morgan Stanley Capital Services, Inc.	(173,940)	67,885	(106,055)	106,055	—

	$(479,611)	$67,885	$(411,726)	$106,055	$(305,671)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2022:

Fund	Maximum Amount of Loss—Gross	Maximum Amount of Loss—Net
High Income Fund	$120,000	$120,000
Investment Grade Bond Fund	34,298,883	34,298,883
Strategic Alpha Fund	20,246,017	20,072,077
Strategic Income Fund	55,239,563	55,239,563

|  106

Notes to Financial Statements (continued)

December 31, 2022

5.  Purchases and Sales of Securities.  For the year ended December 31, 2022, purchases and sales of securities (excluding short-term investments and option/swaption contracts and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Fund	$1,373,059	$1,912,862	$76,606,753	$60,918,441
Investment Grade Bond Fund	648,123,712	624,220,024	1,125,576,160	1,102,681,173
Strategic Alpha Fund	128,725,623	88,255,280	336,655,860	741,027,331
Strategic Income Fund	191,030,849	343,458,049	719,567,819	1,563,653,449

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $1.05 billion	Next $750 million	Next $13 billion	Next $10 billion	Over $25 billion
High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Investment Grade Bond Fund	0.40%	0.40%	0.40%	0.40%	0.38%	0.38%
Strategic Alpha Fund	0.60%	0.60%	0.55%	0.55%	0.55%	0.55%
Strategic Income Fund	0.65%	0.60%	0.60%	0.55%	0.54%	0.53%

Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2023, except for Investment Grade Bond Fund and Strategic Income Fund which are in effect until April 30, 2024, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2022, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	1.00%	1.75%	0.70%	0.75%	—
Investment Grade Bond Fund	0.74%	1.49%	0.44%	0.49%	0.99%
Strategic Alpha Fund	1.00%	1.75%	0.70%	0.75%	—
Strategic Income Fund	0.94%	1.69%	0.64%	0.69%	1.19%

Prior to July 1, 2022, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Investment Grade Bond Fund and Strategic Income Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
Investment Grade Bond Fund	0.75%	1.50%	0.45%	0.50%	1.00%
Strategic Income Fund	0.95%	1.70%	0.65%	0.70%	1.20%

107  |

Notes to Financial Statements (continued)

December 31, 2022

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For year ended December 31, 2022, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
High Income Fund	$770,775	$230,050	$540,725	0.60%	0.42%
Investment Grade Bond Fund	24,955,988	2,989,460	21,966,528	0.40%	0.35%
Strategic Alpha Fund	6,601,307	—	6,601,307	0.60%	0.60%
Strategic Income Fund	23,373,236	1,331,797	22,041,439	0.58%	0.54%

[1]	Management fee waivers are subject to possible recovery until December 31, 2023.

No expenses were recovered for any of the Funds during the year ended December 31, 2022 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, LLC (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”), and Investment Grade Bond Fund and Strategic Income Fund have adopted a Distribution Plan relating to their Admin Class shares (the “Admin Class Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

Under the Admin Class Plans, Investment Grade Bond Fund and Strategic Income Fund pay Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Investment Grade Bond Fund and Strategic Income Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For year ended December 31, 2022, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class C	Admin Class	Class C	Admin Class
High Income Fund	$45,118	$3,327	$—	$9,982	$—
Investment Grade Bond Fund	1,696,547	155,774	318,627	467,321	318,627
Strategic Alpha Fund	91,022	8,671	—	26,014	—
Strategic Income Fund	3,152,800	198,709	195,971	596,126	195,971

|  108

Notes to Financial Statements (continued)

December 31, 2022

c.  Administrative Fees.  Natixis Advisors, LLC (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2022, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
High Income Fund	$57,996
Investment Grade Bond Fund	2,821,720
Strategic Alpha Fund	496,374
Strategic Income Fund	1,825,243

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2022, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
High Income Fund	$118,661
Investment Grade Bond Fund	3,707,698
Strategic Alpha Fund	439,983
Strategic Income Fund	3,148,864

As of December 31, 2022, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
High Income Fund	$1,331
Investment Grade Bond Fund	52,720
Strategic Alpha Fund	4,284
Strategic Income Fund	32,656

Sub-transfer agent fees attributable to Class A, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2022 were as follows:

Fund	Commissions
High Income Fund	$886
Investment Grade Bond Fund	54,983
Strategic Alpha Fund	1,748
Strategic Income Fund	11,900

109  |

Notes to Financial Statements (continued)

December 31, 2022

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $210,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2023, each Governance Committee member is compensated $2,500 for each Committee meeting that he or she attends either in person or telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. Deferred amounts remain in the funds until distributed in accordance with the provisions of the Plan. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

For the year ended December 31, 2022, net depreciation in the value of participants’ deferral accounts are reflected on the Statements of Operations as a reduction to expenses, as follows:

Fund	Amount
High Income Fund	$(28,222)
Investment Grade Bond Fund	(126,967)
Strategic Alpha Fund	(22,863)
Strategic Income Fund	(263,362)

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

g.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to High Income Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through April 30, 2023 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2022, Natixis Advisors reimbursed High Income Fund $1,050 for transfer agency expenses related to Class N shares.

h.  Affiliated Ownership.  As of December 31, 2022, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Investment Grade Bond Fund and Strategic Alpha Fund representing 0.10% and 0.39%, respectively, of the Funds’ net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2022, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	$20,385	$1,503	$1,050	$123,532	$—
Investment Grade Bond Fund	546,047	50,040	4,746	3,228,234	102,617
Strategic Alpha Fund	22,064	2,099	1,760	479,238	—
Strategic Income Fund	1,118,241	70,301	2,173	2,118,426	69,504

|  110

Notes to Financial Statements (continued)

December 31, 2022

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2022, none of the Funds had borrowings under this agreement.

9.  Risk.  The Fund’s investments in foreign securities, as applicable, may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Funds’ investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2022, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Fund	3	26.93%
Investment Grade Bond Fund	1	7.59%
Strategic Alpha Fund	3	29.77%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

111  |

Notes to Financial Statements (continued)

December 31, 2022

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,722,338	$6,259,813	668,669	$2,915,754
Issued in connection with the reinvestment of distributions	236,475	869,986	189,309	821,078
Redeemed	(1,262,111)	(4,688,427)	(5,634,696)	(24,662,646)

Net change	696,702	$2,441,372	(4,776,718)	$(20,925,814)

Class C
Issued from the sale of shares	81,001	$295,199	49,909	$218,435
Issued in connection with the reinvestment of distributions	11,401	42,287	13,512	58,913
Redeemed	(172,520)	(656,278)	(317,893)	(1,393,021)

Net change	(80,118)	$(318,792)	(254,472)	$(1,115,673)

Class N
Issued from the sale of shares	11,783	$43,666	720,158	$3,122,287
Issued in connection with the reinvestment of distributions	1,742	6,400	63,330	275,475
Redeemed	(317)	(1,187)	(4,153,012)	(18,269,833)

Net change	13,208	$48,879	(3,369,524)	$(14,872,071)

Class Y
Issued from the sale of shares	15,154,075	$60,435,670	16,856,831	$73,348,124
Issued in connection with the reinvestment of distributions	982,330	3,614,206	753,278	3,261,003
Redeemed	(12,813,646)	(48,643,668)	(5,407,849)	(23,507,835)

Net change	3,322,759	$15,406,208	12,202,260	$53,101,292

Increase from capital share transactions	3,952,551	$17,577,667	3,801,546	$16,187,734

|  112

Notes to Financial Statements (continued)

December 31, 2022

11.  Capital Shares (continued).

	Year Ended December 31, 2022		Year Ended December 31, 2021
Investment Grade Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	15,784,832	$157,415,568	14,327,364	$164,124,803
Issued in connection with the reinvestment of distributions	1,516,060	15,218,475	2,099,128	23,851,196
Redeemed	(21,470,097)	(218,163,158)	(20,621,008)	(237,008,883)

Net change	(4,169,205)	$(45,529,115)	(4,194,516)	$(49,032,884)

Class C
Issued from the sale of shares	2,006,302	$19,429,909	934,807	$10,599,046
Issued in connection with the reinvestment of distributions	124,380	1,234,946	231,399	2,593,460
Redeemed	(3,420,390)	(34,069,845)	(5,455,894)	(61,864,251)

Net change	(1,289,708)	$(13,404,990)	(4,289,688)	$(48,671,745)

Class N
Issued from the sale of shares	48,529,515	$490,256,225	56,999,140	$656,052,872
Issued in connection with the reinvestment of distributions	4,084,214	40,970,231	4,813,498	54,680,208
Redeemed	(43,974,606)	(443,131,271)	(32,503,589)	(373,527,233)

Net change	8,639,123	$88,095,185	29,309,049	$337,205,847

Class Y
Issued from the sale of shares	312,218,522	$3,118,482,571	113,796,295	$1,308,956,202
Issued in connection with the reinvestment of distributions	10,979,300	109,867,774	11,974,399	136,171,497
Redeemed	(171,175,077)	(1,725,580,019)	(94,197,009)	(1,082,829,468)

Net change	152,022,745	$1,502,770,326	31,573,685	$362,298,231

Admin Class
Issued from the sale of shares	1,308,463	$13,205,817	2,719,299	$31,159,908
Issued in connection with the reinvestment of distributions	336,224	3,362,150	417,648	4,725,224
Redeemed	(1,315,130)	(13,241,065)	(1,489,322)	(17,123,081)

Net change	329,557	$3,326,902	1,647,625	$18,762,051

Increase from capital share transactions	155,532,512	$1,535,258,308	54,046,155	$620,561,500

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Notes to Financial Statements (continued)

December 31, 2022

11.  Capital Shares (continued).

	Year Ended December 31, 2022		Year Ended December 31, 2021
Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	790,735	$7,604,611	1,219,725	$12,747,834
Issued in connection with the reinvestment of distributions	113,177	1,055,866	64,366	670,163
Redeemed	(1,683,281)	(15,940,481)	(702,862)	(7,342,564)

Net change	(779,369)	$(7,280,004)	581,229	$6,075,433

Class C
Issued from the sale of shares	118,937	$1,122,473	68,781	$716,482
Issued in connection with the reinvestment of distributions	8,630	80,131	4,055	42,082
Redeemed	(178,261)	(1,704,999)	(521,054)	(5,431,680)

Net change	(50,694)	$(502,395)	(448,218)	$(4,673,116)

Class N
Issued from the sale of shares	7,829,851	$75,848,874	17,281,163	$180,386,933
Issued in connection with the reinvestment of distributions	307,854	2,864,537	674,696	7,017,221
Redeemed	(37,027,196)	(360,872,876)	(21,726,263)	(226,897,564)

Net change	(28,889,491)	$(282,159,465)	(3,770,404)	$(39,493,410)

Class Y
Issued from the sale of shares	34,791,067	$332,916,955	34,048,531	$355,012,431
Issued in connection with the reinvestment of distributions	2,762,887	25,702,413	1,558,986	16,187,341
Redeemed	(56,471,363)	(535,510,682)	(16,721,643)	(174,460,261)

Net change	(18,917,409)	$(176,891,314)	18,885,874	$196,739,511

Increase (decrease) from capital share transactions	(48,636,963)	$(466,833,178)	15,248,481	$158,648,418

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Notes to Financial Statements (continued)

December 31, 2022

11.  Capital Shares (continued).

	Year Ended December 31, 2022		Year Ended December 31, 2021
Strategic Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	8,678,765	$109,989,319	12,975,066	$183,459,424
Issued in connection with the reinvestment of distributions	4,093,782	49,939,363	2,067,302	29,226,145
Redeemed	(27,767,324)	(347,469,778)	(28,392,426)	(400,924,495)

Net change	(14,994,777)	$(187,541,096)	(13,350,058)	$(188,238,926)

Class C
Issued from the sale of shares	619,032	$7,749,499	526,514	$7,514,746
Issued in connection with the reinvestment of distributions	230,317	2,856,357	192,188	2,740,298
Redeemed	(4,723,388)	(60,569,472)	(10,676,591)	(152,414,889)

Net change	(3,874,039)	$(49,963,616)	(9,957,889)	$(142,159,845)

Class N
Issued from the sale of shares	1,623,182	$20,719,348	6,141,155	$86,946,222
Issued in connection with the reinvestment of distributions	1,134,602	13,826,399	478,281	6,753,879
Redeemed	(3,626,974)	(45,975,564)	(4,499,118)	(63,370,301)

Net change	(869,190)	$(11,429,817)	2,120,318	$30,329,800

Class Y
Issued from the sale of shares	33,766,614	$425,134,342	49,545,428	$695,309,439
Issued in connection with the reinvestment of distributions	8,220,421	100,514,524	4,816,448	67,989,900
Redeemed	(101,610,881)	(1,269,402,412)	(102,253,381)	(1,437,692,859)

Net change	(59,623,846)	$(743,753,546)	(47,891,505)	$(674,393,520)

Admin Class
Issued from the sale of shares	213,005	$2,734,769	517,760	$7,300,630
Issued in connection with the reinvestment of distributions	343,699	4,173,218	163,815	2,306,303
Redeemed	(1,365,053)	(17,168,997)	(1,470,421)	(20,667,736)

Net change	(808,349)	$(10,261,010)	(788,846)	$(11,060,803)

Decrease from capital share transactions	(80,170,201)	$(1,002,949,085)	(69,867,980)	$(985,523,294)

115  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II and Natixis Funds Trust II and Shareholders of Loomis Sayles High Income Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Strategic Income Fund and Loomis Sayles Strategic Alpha Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles High Income Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Strategic Income Fund (three of the funds constituting Loomis Sayles Funds II) and Loomis Sayles Strategic Alpha Fund (one of the funds constituting Natixis Funds Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2023

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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2022 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2022, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income Fund	0.89%
Investment Grade Bond Fund	2.04%
Strategic Alpha Fund	1.76%
Strategic Income Fund	7.08%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2022.

Fund	Amount
Investment Grade Bond Fund	$7,848,660

Qualified Dividend Income.  For the fiscal year ended December 31, 2022, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2022, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
High Income Fund	1.21%
Investment Grade Bond Fund	1.87%
Strategic Alpha Fund	2.25%
Strategic Income Fund	4.14%

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Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust II, Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information includes additional information about the Trustees of the Trusts and are available by calling Natixis Funds/Loomis Sayles Funds at 800-225-5478/800-633-3330.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail) and Director, Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member and Governance Committee Member	Retired	54 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	54 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); Formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member and Governance Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired	54 Director, Sterling Bancorp (bank)	Significant experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Audit Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)

54

Advisor Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; Formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)

Trustee since 2011

President and Chief Executive Officer of Natixis Funds Trust II, and President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015

		President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

121  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Matthew Block (1981)	Treasurer, Principal Financial and Accounting Officer	Since 2022	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Assistant Treasurer of the Fund Complex; Managing Director, State Street Bank and Trust Company

Susan McWhan Tobin (1963)	Secretary and Chief Legal Officer	Since 2022	Executive Vice President, General Counsel and Secretary, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Executive Vice President and Chief Compliance Officer of Natixis Investment Managers (March 2019– May 2022) and Senior Vice President and Head of Compliance, US for Natixis Investment Managers (July 2011 – March 2019)

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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(b) Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Richard A. Goglia, Mr. James Palermo, Mr. Peter J. Smail, Mr. Kirk A. Sykes and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/21-12/31/21	1/1/22-12/31/22	1/1/21-12/31/21	1/1/22-12/31/22	1/1/21-12/31/21	1/1/22-12/31/22	1/1/21-12/31/21	1/1/22-12/31/22
Loomis Sayles High Income Fund, Loomis Sayles International Growth Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Strategic Income Fund	$187,706	$198,969	$2,051	$2,257	$32,437	$34,383	$—	$—

1.	Audit-related fees consist of:

2021 &2022 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2021 & 2022 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2021 and 2022 were $34,488 and $36,640, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and entities controlling, controlled by or under common control with Loomis Sayles (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/21- 12/31/21	1/1/22- 12/31/22	1/1/21- 12/31/21	1/1/22- 12/31/22	1/1/21- 12/31/21	1/1/22- 12/31/22
Control Affiliates	$—	$—	$—	$—	$—	$50,000

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis Sayles and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/21-12/31/21	1/1/22- 12/31/22
Control Affiliates	$972	$50,000

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002, filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2023

By:	/s/ Matthew Block
Name:	Matthew Block
Title:	Treasurer and Principal Financial and
Accounting Officer
Date:	February 22, 2023